UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22542

SSGA ACTIVE TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and Deputy General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

Annual Report
June 30, 2021
SSGA Active Trust
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR Nuveen Municipal Bond ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

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Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The SPDR Nuveen Municipal Bond ETF has less than six months of operations as of June 30, 2021 and, therefore, the Management's Discussion of Fund Performance and Performance Summary are not included in this report.
The Bloomberg Barclays U.S. Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. Dollars and pay coupon and principal in U.S. Dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the index rebalancing date.
The DBIQ Optimum Yield Diversified Commodity Index Excess Return employs a rule based approach when it rolls from one futures contract to another for each commodity in the index. DBLCI Diversified Index represents 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the large and mid-cap equity market performance of developed markets.
The Bloomberg Barclays US Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.
The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The Index covers approximately 99% of the global equity markets.
The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.
The Bloomberg Barclays US Treasury Bellwether 3 Month Index is a benchmark tracking the performance and attributes of the on-the-run U.S. Treasury that reflects the most recently issued three month security.
See accompanying notes to financial statements.
1

SPDR SSGA Multi-Asset Real Return ETF
Management's Discussion of Fund Performance (Unaudited)
The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”) seeks to achieve real return consisting of capital appreciation and current income. The Fund’s primary benchmark is the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 37.12%, and the Index was 6.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The allocations to commodities and global natural resource equities were the primary drivers with global infrastructure equities and real estate via Real Estate Investment Trusts (REITs) providing additional support of Fund performance during the Reporting Period relative to the Index. Broad-based commodities and global natural resources equities enjoyed a resounding recovery during the early months of the reporting period as industrial production ramped back up, Chinese demand continued to recover and supply in certain markets was curtailed on account of the global pandemic. However, rising infections in the later periods of 2020 portended weaker U.S. gasoline demand and plateauing mobility readings weighed on sentiment. Gold was added to provide some downside protection. However, that was short-lived as the precious metal lost its shine as the reflation theme emerged. As the end of 2020 approached the view of the commodities complex and natural resource equities became attractive with favorable prospects across energy, industrial metals, and agriculture with positive price momentum and improved futures curve dynamics. In 2021, robust oil demand and supply discipline, the continuation of vaccine rollouts and easing of mobility restrictions buoyed the energy sector while a combination of strong and increasing consumer demand coupled with the push for green energy supported industrial metals. The global economic recovery, highlighted by surging trade off pandemic lows, supply-chain disruptions, along with anticipated bold U.S. infrastructure spending plans provided further support for infrastructure equities. The portfolio continued to diversify its growth asset exposure with healthy allocations to commodities, global natural resource and infrastructure equities. In 2020, the outlook for REITs was weak with high financial leverage, negative valuations and weakening earnings and sales estimates. Further, still stringent social distancing guidelines and only gradual re-openings continue to pressure real estate and impact cash flows and dividends. Brighter prospects of economic reopening and supportive risk appetite supported real estate in 2021, but our outlook was not as positive relative to other reflationary asset options more closely tied to the elevated inflation prints observed in 2021. Inflation expectations in the U.S. as measured by the 5-year breakeven rate recovered to near pre-COVID-19 levels in the third quarter of 2020 and proceeded to exceed them in 2021 as investors contemplated the potential for rising inflation to be more than transitory. Coupled with plentiful fiscal and monetary stimulus, positioning in assets such as commodities and global natural resources rebounded strongly from the pandemic lows of 2020 over the reporting period.
The Fund did not invest in derivatives during the reporting period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were the Invesco Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC), SPDR Global Natural Resources EFT (GNR), and SPDR S&P Metals and Mining ETF(XME). The lowest contributors to the Fund’s performance on an absolute basis were the DB Gold Fund (DGL) SPDR Portfolio TIPS ETF (SPIP), and SPDR FTSE International Government Inflation-Protected Bond ETF (WIP).
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR SSGA Multi-Asset Real Return ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Government Inflation-linked Bond Index	DBIQ Optimum Yield Diversified Commodity Index Excess Return	Net Asset Value	Market Value	Bloomberg Barclays U.S. Government Inflation-linked Bond Index	DBIQ Optimum Yield Diversified Commodity Index Excess Return
ONE YEAR	37.12%	37.12%	6.51%	57.54%	37.12%	37.12%	6.51%	57.54%
FIVE YEARS	32.63%	32.69%	23.38%	27.40%	5.81%	5.82%	4.29%	4.96%
SINCE INCEPTION(1)	16.94%	16.97%	28.08%	(26.90)%	1.72%	1.72%	2.73%	(3.36)%
(1)	For the period April 25, 2012 to June 30, 2021. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Multi-Asset Real Return ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
3

SPDR SSGA Multi-Asset Real Return ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	25.1%
SPDR S&P Global Natural Resources ETF	24.6
SPDR S&P Global Infrastructure ETF	21.8
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	8.5
SPDR Dow Jones REIT ETF	4.0
TOTAL	84.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Natural Resources	28.4%
Commodities	25.1
International Equity	23.8
Inflation Linked	8.5
Real Estate	6.0
Domestic Equity	3.9
International Fixed Income	3.8
Short Term Investments	10.0
Liabilities in Excess of Other Assets	(9.5)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
4

SPDR SSGA Income Allocation ETF
Management's Discussion of Fund Performance (Unaudited)
The SPDR SSGA Income Allocation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets. The Fund’s benchmark is the MSCI World Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 21.90%, and the Index was 39.04%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Broad diversification across global asset classes, allocations to several high dividend equity markets as well as asset allocation positioning were primary drivers of Fund performance during the Reporting Period relative to the Index. While the world continued to grapple with the pandemic associated with COVID-19, financial markets delivered mostly strong performance as economies were supported by significant monetary and fiscal policy actions globally. And the rapid development of a vaccine enabled economic reopening, especially in developed markets. Many equity markets delivered performance over the past year that exceeded 40% while a recovering economy, increased inflation expectations as well as concerns over monetary policy withdrawal led to losses for many fixed income investments. The broad diversification held in the Fund was the primary detractor of performance compared with the Index, which is solely composed of equity securities. While most of the securities held by the Fund did advance over the past year, the government bond ETF held in the portfolio declined in value and some higher beta fixed income and hybrid securities such as preferred stocks did not deliver the same level of total return as broad-based equity markets. Additionally, several relatively high income equity assets owned by the fund including international dividend equities and REITs lagged other market cap weighted equities. Asset allocation positioning for the Fund contributed favorably to performance as the Fund concentrated its holdings in areas that tend to do well as capital markets recover and economic growth accelerates such as equities and credit assets within fixed income. However, when compared against an all-equity index the overall results of the Fund still lagged.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Portfolio S&P 500 High Dividend ETF, the iShares Mortgage Real Estate ETF and the SPDR Bloomberg Barclays Convertible Securities ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period was the SPDR Portfolio Long Term Treasury ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
5

SPDR SSGA Income Allocation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Index	Bloomberg Barclays US Long Government /Credit Bond Index	Net Asset Value	Market Value	MSCI World Index	Bloomberg Barclays US Long Government /Credit Bond Index
ONE YEAR	21.90%	21.92%	39.04%	(1.86)%	21.90%	21.92%	39.04%	(1.86)%
FIVE YEARS	38.56%	38.55%	99.64%	30.38%	6.74%	6.74%	14.83%	5.45%
SINCE INCEPTION(1)	68.94%	68.95%	180.06%	69.95%	5.88%	5.88%	11.87%	5.95%
(1)	For the period April 25, 2012 to June 30, 2021. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Income Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
6

SPDR SSGA Income Allocation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
SPDR Blackstone Senior Loan ETF	20.3%
SPDR Portfolio S&P 500 High Dividend ETF	15.4
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	9.9
SPDR S&P International Dividend ETF	8.8
SPDR Portfolio Long Term Corporate Bond ETF	7.9
TOTAL	62.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Domestic Fixed Income	47.8%
Domestic Equity	28.5
International Equity	13.7
International Fixed Income	9.9
Short Term Investments	8.2
Liabilities in Excess of Other Assets	(8.1)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
7

SPDR SSGA Global Allocation ETF
Management's Discussion of Fund Performance (Unaudited)
The SPDR SSGA Global Allocation ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the MSCI ACWI IMI Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 27.51%, and the Index was 40.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Broad diversification across global asset classes as well as asset allocation positioning were primary drivers of Fund performance during the Reporting Period relative to the Index. While the world continued to grapple with the pandemic associated with COVID-19, financial markets delivered mostly strong performance as economies were supported by significant monetary and fiscal policy actions globally. And the rapid development of a vaccine enabled economic reopening, especially in developed markets. Many equity markets delivered performance over the past year that exceeded 40% while a recovering economy, increased inflation expectations as well as concerns over monetary policy withdrawal led to losses for many fixed income investments. The broad diversification held in the Fund was the primary detractor of performance compared with the Index, which is solely composed of equity securities. While most of the securities held by the Fund did advance over the past year, several securities declined in value and some higher beta fixed income securities did not deliver the same level of total return as broad-based equity markets. Asset allocation positioning for the Fund contributed favorably to performance as the Fund concentrated its holdings in areas that tend to do well as capital markets recover and economic growth accelerates such as equities, commodities and credit assets within fixed income. However, when compared against an all-equity index the overall results of the Fund still lagged.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR S&P 500 ETF Trust, the SPDR Portfolio Developed World ex-US ETF and the SPDR Portfolio Emerging Markets ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Invesco DB Gold Fund, the Materials Select Sector SPDR Fund and the SPDR Portfolio Aggregate Bond ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
8

SPDR SSGA Global Allocation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI IMI Index	Bloomberg Barclays U.S. Aggregate Bond Index	Net Asset Value	Market Value	MSCI ACWI IMI Index	Bloomberg Barclays U.S. Aggregate Bond Index
ONE YEAR	27.51%	27.39%	40.94%	(0.33)%	27.51%	27.39%	40.94%	(0.33)%
FIVE YEARS	55.95%	55.91%	97.21%	16.08%	9.29%	9.29%	14.55%	3.03%
SINCE INCEPTION(1)	96.61%	96.66%	165.46%	31.45%	7.64%	7.64%	11.22%	3.02%
(1)	For the period April 25, 2012 to June 30, 2021. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Global Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.35%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
9

SPDR SSGA Global Allocation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
SPDR S&P 500 ETF Trust	21.5%
SPDR Portfolio Developed World ex-US ETF	15.1
SPDR Portfolio Emerging Markets ETF	7.0
SPDR Portfolio Intermediate Term Corporate Bond ETF	6.1
SPDR Portfolio Long Term Corporate Bond ETF	5.2
TOTAL	54.9%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Domestic Equity	34.4%
International Equity	29.9
Domestic Fixed Income	21.0
Inflation Linked	5.1
Commodities	4.9
Real Estate	1.9
International Fixed Income	1.0
Short Term Investments	16.8
Liabilities in Excess of Other Assets	(15.0)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
10

SPDR SSGA Ultra Short Term Bond ETF
Management's Discussion of Fund Performance (Unaudited)
The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) seeks to maximize current income consistent with preservation of capital and daily liquidity. The Fund’s benchmark is the Bloomberg Barclays U.S. Treasury Bellwether 3 Month Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 1.34%, and the Index was 0.09%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The Fund’s allocation to investment grade corporate credit floating rate notes (“FRN”) was the primary driver of the Fund’s out-performance of the Index during the Reporting Period. During the Reporting Period, there was the discovery and broad U.S distribution of multiple COVID-19 vaccines, which led to a significant increase in U.S. economic activity. During the Reporting Period, the Fed maintained the Fed Funds rate at 0.25%. Also during the Reporting Period, the Fed’s balance sheet grew from $7.1 trillion to $8.1 trillion. Finally, the U.S. government passed legislation during the Reporting Period that resulted in roughly $2.8 trillion of new fiscal stimulus. The combination of the discovery and distribution of COVID-19 vaccines, above-trend economic activity, and continued government stimulus were the key drivers to the significant tightening of FRN spreads observed during the Reporting Period. The Fund maintained a duration profile near the middle of its 0.25 to 0.75 range during the Reporting Period.
As of the June 30, 2021, the Fund’s asset allocation consisted of U.S. Treasuries (2.7%), Credit-Financial (25.1%), Credit-Industrial (30.8%), Credit-Non Corp (7.6%), ABS (10.2%), CMBS (7.9%) and Cash (15.8%).
The Fund did not invest in derivatives during the Reporting Period.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
11

SPDR SSGA Ultra Short Term Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays US Treasury Bellwether 3 Month Index	Net Asset Value	Market Value	Bloomberg Barclays US Treasury Bellwether 3 Month Index
ONE YEAR	1.34%	1.20%	0.09%	1.34%	1.20%	0.09%
FIVE YEARS	9.47%	9.51%	6.07%	1.83%	1.83%	1.19%
SINCE INCEPTION(1)	10.91%	10.94%	6.40%	1.35%	1.35%	0.81%
(1)	For the period October 9, 2013 to June 30, 2021. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/9/13, 10/10/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Ultra Short Term Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.20%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
12

SPDR SSGA Ultra Short Term Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
Nissan Master Owner Trust Receivables ABS 0.63% 2/15/2024	2.8%
U.S. Treasury Bill 0.05% 7/13/2021	2.7
BX Commercial Mortgage Trust 0.74% 3/15/2037	2.3
CenterPoint Energy Resources Corp. 0.63% 3/2/2023	2.0
Golden Credit Card Trust ABS 0.59% 7/15/2024	1.9
TOTAL	11.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Corporate Bonds & Notes	63.3%
Asset-Backed Securities	10.1
Mortgage-Backed Securities	4.4
Commercial Mortgage Backed Securities	3.5
U.S. Treasury Obligations	2.7
Short-Term Investment	15.6
Other Assets in Excess of Liabilities	0.4
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
13

SPDR Nuveen Municipal Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
New York, State Dormitory Authority Revenue, State Supported Debt 1.54% 3/15/2027	3.3%
Washington, State General Obligation 5.00% 2/1/2037	2.9
Energy Northwest Revenue 5.00% 7/1/2033	2.9
Los Angeles Unified School District, General Obligation 5.00% 7/1/2029	2.9
State of Florida Revenue 5.00% 6/1/2029	2.9
TOTAL	14.9%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Municipal Bonds & Notes	99.3%
Short-Term Investment	3.0
Liabilities in Excess of Other Assets	(2.3)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
14

SPDR SSGA MULTI-ASSET REAL RETURN ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.5%
COMMODITIES — 25.1%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	1,631,710	$ 32,781,055
DOMESTIC EQUITY — 3.9%
The Energy Select Sector SPDR Fund (a)(b)	95,477	5,143,346
INFLATION LINKED — 8.5%
SPDR Bloomberg Barclays 1-10 Year TIPS ETF (a)	524,888	11,093,508
INTERNATIONAL EQUITY — 23.8%
SPDR S&P Global Infrastructure ETF (a)(b)	542,787	28,338,909
VanEck Vectors Agribusiness ETF (b)	28,759	2,619,370
		30,958,279
INTERNATIONAL FIXED INCOME — 3.8%
SPDR FTSE International Government Inflation-Protected Bond ETF (a)(b)	87,385	4,931,135
NATURAL RESOURCES — 28.4%
SPDR S&P Global Natural Resources ETF (a)(b)	605,103	32,070,459
SPDR S&P Metals & Mining ETF (a)(b)	113,854	4,902,553
		36,973,012
REAL ESTATE — 6.0%
SPDR Dow Jones International Real Estate ETF (a)(b)	70,066	2,572,824
SPDR Dow Jones REIT ETF (a)(b)	49,905	5,234,535
		7,807,359
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $121,154,895)		129,687,694
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 10.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (c)(d)	606,310	$ 606,310
State Street Navigator Securities Lending Portfolio II (e)(f)	12,421,543	12,421,543
TOTAL SHORT-TERM INVESTMENTS (Cost $13,027,853)		$ 13,027,853
TOTAL INVESTMENTS—109.5% (Cost $134,182,748)		142,715,547
LIABILITIES IN EXCESS OF OTHER ASSETS—(9.5)%		(12,357,260)
NET ASSETS—100.0%		$ 130,358,287
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$129,687,694	$—	$—	$129,687,694
Short-Term Investments	13,027,853	—	—	13,027,853
TOTAL INVESTMENTS	$142,715,547	$—	$—	$142,715,547
See accompanying notes to financial statements.
15

SPDR SSGA MULTI-ASSET REAL RETURN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	—	$ —	$ 11,400,024	$ 389,136	$ 685	$ 81,935	524,888	$ 11,093,508	$ 96,059
SPDR Dow Jones International Real Estate ETF	124,317	3,582,816	2,960,408	4,631,779	(822,679)	1,484,058	70,066	2,572,824	87,280
SPDR Dow Jones REIT ETF	38,078	2,971,226	3,864,327	2,569,370	(202,829)	1,171,181	49,905	5,234,535	124,521
SPDR FTSE International Government Inflation-Protected Bond ETF	80,439	4,223,048	4,806,881	4,399,543	(8,031)	308,780	87,385	4,931,135	100,674
SPDR Portfolio TIPS ETF	313,232	9,440,812	2,669,389	12,227,003	556,464	(439,662)	—	—	120,632
SPDR S&P Global Infrastructure ETF	129,115	5,650,072	23,626,525	1,995,413	46,774	1,010,951	542,787	28,338,909	335,128
SPDR S&P Global Natural Resources ETF	309,534	11,431,091	20,007,718	4,120,392	(26,750)	4,778,792	605,103	32,070,459	606,096
SPDR S&P Metals & Mining ETF	50,635	1,072,956	3,683,933	1,514,569	87,146	1,573,087	113,854	4,902,553	27,626
State Street Institutional U.S. Government Money Market Fund, Class G Shares	228,808	228,808	3,542,629	3,165,127	—	—	606,310	606,310	87
State Street Navigator Securities Lending Portfolio II	10,616,056	10,616,056	273,730,171	271,924,684	—	—	12,421,543	12,421,543	102,252
The Energy Select Sector SPDR Fund	36,394	1,377,513	3,919,172	1,129,297	(405,896)	1,381,854	95,477	5,143,346	122,366
Total		$50,594,398	$ 354,211,177	$308,066,313	$ (775,116)	$11,350,976		$107,315,122	$1,722,721
See accompanying notes to financial statements.
16

SPDR SSGA INCOME ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.9%
DOMESTIC EQUITY — 28.5%
Invesco KBW Premium Yield Equity REIT ETF	54,322	$ 1,255,381
iShares Mortgage Real Estate ETF (a)	165,301	6,135,973
SPDR Portfolio S&P 500 High Dividend ETF (b)	480,228	19,252,341
SPDR Wells Fargo Preferred Stock ETF (b)	201,783	8,922,844
		35,566,539
DOMESTIC FIXED INCOME — 47.8%
SPDR Blackstone Senior Loan ETF (a)(b)	549,297	25,426,958
SPDR Bloomberg Barclays Convertible Securities ETF (a)(b)	76,343	6,621,229
SPDR Bloomberg Barclays High Yield Bond ETF (a)(b)	81,478	8,959,321
SPDR Portfolio Long Term Corporate Bond ETF (a)(b)	310,973	9,882,722
SPDR Portfolio Long Term Treasury ETF (b)	216,247	8,931,001
		59,821,231
INTERNATIONAL EQUITY — 13.7%
SPDR S&P Global Infrastructure ETF (a)(b)	117,732	6,146,788
SPDR S&P International Dividend ETF (b)	279,929	11,029,202
		17,175,990
INTERNATIONAL FIXED INCOME — 9.9%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)(b)	468,207	12,374,711
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $121,359,191)		124,938,471
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 8.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (c)(d)	85,137	$ 85,137
State Street Navigator Securities Lending Portfolio II (e)(f)	10,114,067	10,114,067
TOTAL SHORT-TERM INVESTMENTS (Cost $10,199,204)		$ 10,199,204
TOTAL INVESTMENTS—108.1% (Cost $131,558,395)		135,137,675
LIABILITIES IN EXCESS OF OTHER ASSETS—(8.1)%		(10,099,135)
NET ASSETS—100.0%		$ 125,038,540
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	All or a portion of the shares of the security are on loan at June 30, 2021.
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$124,938,471	$—	$—	$124,938,471
Short-Term Investments	10,199,204	—	—	10,199,204
TOTAL INVESTMENTS	$135,137,675	$—	$—	$135,137,675
See accompanying notes to financial statements.
17

SPDR SSGA INCOME ALLOCATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
SPDR Blackstone Senior Loan ETF	301,443	$ 13,076,597	$ 26,118,609	$ 14,706,468	$ (4,266)	$ 942,486	549,297	$ 25,426,958	$ 756,038
SPDR Bloomberg Barclays Convertible Securities ETF	110,491	6,684,706	4,224,800	6,393,918	1,597,418	508,223	76,343	6,621,229	149,123
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	496,684	13,018,088	9,029,386	9,931,869	88,641	170,465	468,207	12,374,711	413,753
SPDR Bloomberg Barclays High Yield Bond ETF	151,472	15,322,908	12,220,763	19,660,531	80,376	995,805	81,478	8,959,321	620,032
SPDR Portfolio Europe ETF	120,535	3,787,511	3,958,174	8,535,989	573,348	216,956	—	—	41,949
SPDR Portfolio Intermediate Term Corporate Bond ETF	254,744	9,305,798	5,967,065	15,409,302	354,397	(217,958)	—	—	97,326
SPDR Portfolio Long Term Corporate Bond ETF	258,039	8,179,836	13,317,795	11,857,073	519,336	(277,172)	310,973	9,882,722	228,287
SPDR Portfolio Long Term Treasury ETF	230,530	10,814,162	10,216,315	11,800,457	1,232,557	(1,531,576)	216,247	8,931,001	90,947
SPDR Portfolio S&P 500 High Dividend ETF	579,022	16,125,763	20,788,369	24,970,922	1,125,071	6,184,060	480,228	19,252,341	1,098,576
SPDR Portfolio TIPS ETF	112,242	3,382,974	69,840	3,523,572	233,124	(162,366)	—	—	12,157
SPDR S&P Global Infrastructure ETF	137,414	6,013,237	4,108,579	4,928,162	44,316	908,818	117,732	6,146,788	146,360
SPDR S&P International Dividend ETF	148,835	4,930,904	15,070,323	10,313,900	(26,551)	1,368,426	279,929	11,029,202	305,441
SPDR Wells Fargo Preferred Stock ETF	155,828	6,521,402	7,864,939	5,782,142	(14,027)	332,672	201,783	8,922,844	346,058
State Street Institutional U.S. Government Money Market Fund, Class G Shares	161,736	161,736	10,381,223	10,457,822	—	—	85,137	85,137	286
State Street Navigator Securities Lending Portfolio II	21,343,138	21,343,138	407,501,265	418,730,336	—	—	10,114,067	10,114,067	195,598
Total		$138,668,760	$550,837,445	$577,002,463	$5,803,740	$ 9,438,839		$127,746,321	$4,501,931
See accompanying notes to financial statements.
18

SPDR SSGA GLOBAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 98.2%
COMMODITIES — 4.9%
Invesco DB Gold Fund (a)	104,485	$ 5,330,219
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF (b)	425,942	8,557,175
		13,887,394
DOMESTIC EQUITY — 34.4%
SPDR Portfolio S&P 600 Small Cap ETF (c)	315,273	13,853,095
SPDR S&P 500 ETF Trust (c)	141,995	60,782,380
SPDR S&P MidCap 400 ETF Trust (b)(c)	11,391	5,593,095
The Energy Select Sector SPDR Fund (b)(c)	50,960	2,745,215
The Industrial Select Sector SPDR Fund (b)(c)	27,205	2,785,792
The Materials Select Sector SPDR Fund (b)(c)	65,593	5,398,960
The Technology Select Sector SPDR Fund (b)(c)	41,332	6,103,083
		97,261,620
DOMESTIC FIXED INCOME — 21.0%
SPDR Bloomberg Barclays High Yield Bond ETF (c)	104,639	11,506,104
SPDR Portfolio Aggregate Bond ETF (b)(c)	239,071	7,174,521
SPDR Portfolio Intermediate Term Corporate Bond ETF (c)	467,736	17,165,911
SPDR Portfolio Long Term Corporate Bond ETF (b)(c)	461,225	14,657,731
SPDR Portfolio Long Term Treasury ETF (c)	212,957	8,795,124
		59,299,391
INFLATION LINKED — 5.1%
SPDR Portfolio TIPS ETF (b)(c)	461,214	14,362,204
INTERNATIONAL EQUITY — 29.9%
SPDR Portfolio Developed World ex-US ETF (b)(c)	1,158,110	42,606,867
SPDR Portfolio Emerging Markets ETF (b)(c)	435,506	19,815,523
SPDR Portfolio Europe ETF (c)	261,673	10,951,015
SPDR S&P Emerging Markets SmallCap ETF (b)(c)	47,193	2,893,875
SPDR S&P International Small Cap ETF (c)	214,290	8,284,451
		84,551,731
Security Description	Shares	Value
INTERNATIONAL FIXED INCOME — 1.0%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (b)(c)	105,951	$ 2,800,285
REAL ESTATE — 1.9%
SPDR Dow Jones International Real Estate ETF (b)(c)	74,309	2,728,626
SPDR Dow Jones REIT ETF (c)	26,393	2,768,362
		5,496,988
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $227,518,396)		277,659,613
SHORT-TERM INVESTMENTS — 16.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (d)(e)	4,881,145	4,881,145
State Street Navigator Securities Lending Portfolio II (f)(g)	42,661,109	42,661,109
TOTAL SHORT-TERM INVESTMENTS (Cost $47,542,254)		$ 47,542,254
TOTAL INVESTMENTS—115.0% (Cost $275,060,650)		325,201,867
LIABILITIES IN EXCESS OF OTHER ASSETS—(15.0)%		(42,512,189)
NET ASSETS—100.0%		$ 282,689,678
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at June 30, 2021.
(c)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2021.
(f)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.
19

SPDR SSGA GLOBAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$277,659,613	$—	$—	$277,659,613
Short-Term Investments	47,542,254	—	—	47,542,254
TOTAL INVESTMENTS	$325,201,867	$—	$—	$325,201,867
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	91,620	$ 2,401,360	$ 756,952	$ 395,295	$ 1,631	$ 35,637	105,951	$ 2,800,285	$ 92,804
SPDR Bloomberg Barclays High Yield Bond ETF	257,809	26,079,959	21,788,619	38,248,827	273,698	1,612,655	104,639	11,506,104	1,206,513
SPDR Bloomberg Barclays International Corporate Bond ETF	143,333	4,818,870	22,283	5,175,114	155,509	178,452	—	—	6,871
SPDR Dow Jones International Real Estate ETF	153,639	4,427,876	2,815,446	4,843,760	(898,691)	1,227,755	74,309	2,728,626	51,173
SPDR Dow Jones REIT ETF	—	—	2,894,928	675,600	64,054	484,980	26,393	2,768,362	79,126
SPDR Portfolio Aggregate Bond ETF	—	—	22,098,387	14,826,057	(108,640)	10,831	239,071	7,174,521	33,929
SPDR Portfolio Developed World ex-US ETF	1,424,858	39,354,578	21,466,444	30,756,283	2,019,604	10,522,524	1,158,110	42,606,867	1,060,432
SPDR Portfolio Emerging Markets ETF	501,104	16,766,940	5,952,420	8,445,160	237,216	5,304,107	435,506	19,815,523	372,550
SPDR Portfolio Europe ETF	—	—	17,506,108	6,599,027	222,654	(178,720)	261,673	10,951,015	135,829
SPDR Portfolio Intermediate Term Corporate Bond ETF	1,018,040	37,189,001	17,799,012	38,200,595	1,465,695	(1,087,202)	467,736	17,165,911	408,734
SPDR Portfolio Long Term Corporate Bond ETF	158,470	5,023,499	19,787,409	10,056,638	150,312	(246,851)	461,225	14,657,731	284,051
SPDR Portfolio Long Term Treasury ETF	—	—	8,536,234	131,821	1,482	389,229	212,957	8,795,124	12,854
SPDR Portfolio Small Cap ETF	—	—	15,487,798	5,769,702	463,807	3,671,192	315,273	13,853,095	122,635
SPDR Portfolio TIPS ETF	414,567	12,495,049	3,810,963	2,362,325	168,383	250,134	461,214	14,362,204	356,835
SPDR S&P 500 ETF Trust	151,960	46,858,385	40,439,761	45,561,662	6,212,312	12,833,584	141,995	60,782,380	911,798
SPDR S&P Emerging Markets SmallCap ETF	59,550	2,431,426	393,854	995,740	86,662	977,673	47,193	2,893,875	61,150
SPDR S&P International Small Cap ETF	252,679	6,910,771	1,054,853	2,333,839	137,040	2,515,626	214,290	8,284,451	143,643
SPDR S&P MidCap 400 ETF Trust	13,834	4,488,995	1,156,921	2,230,186	446,344	1,731,021	11,391	5,593,095	57,836
State Street Institutional U.S. Government Money Market Fund, Class G Shares	4,054,699	4,054,699	22,678,684	21,852,238	—	—	4,881,145	4,881,145	3,124
State Street Navigator Securities Lending Portfolio II	61,808,691	61,808,691	1,549,071,332	1,568,218,914	—	—	42,661,109	42,661,109	330,190
The Communication Services Select Sector SPDR Fund	—	—	16,158,027	16,735,859	577,832	—	—	—	4,062
The Consumer Discretionary Select Sector SPDR Fund	—	—	12,872,291	13,601,962	729,671	—	—	—	14,821
The Consumer Staples Select Sector SPDR Fund	—	—	5,419,158	5,895,872	476,714	—	—	—	71,722
The Energy Select Sector SPDR Fund	—	—	8,967,424	6,102,690	(11,516)	(108,003)	50,960	2,745,215	79,103
The Financial Select Sector SPDR Fund	183,714	4,251,142	5,503,751	10,279,803	(492,708)	1,017,618	—	—	23,596
The Health Care Select Sector SPDR Fund	47,216	4,724,905	7,170	4,747,238	(173,440)	188,603	—	—	—
The Industrial Select Sector SPDR Fund	—	—	5,369,706	2,645,596	106,278	(44,596)	27,205	2,785,792	18,436
The Materials Select Sector SPDR Fund	—	—	8,315,824	2,700,230	82,515	(299,149)	65,593	5,398,960	35,558
The Technology Select Sector SPDR Fund	48,236	5,040,180	6,378,567	6,870,230	1,366,215	188,351	41,332	6,103,083	32,913
Total		$289,126,326	$1,844,510,326	$1,877,258,263	$13,760,633	$41,175,451		$311,314,473	$6,012,288
See accompanying notes to financial statements.
20

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 63.3%
AEROSPACE & DEFENSE — 1.7%
Boeing Co.:
1.17%, 2/4/2023	$ 665,000	$ 667,480
1.43%, 2/4/2024	1,000,000	1,002,570
4.51%, 5/1/2023	1,000,000	1,065,850
L3Harris Technologies, Inc. 3 Month USD LIBOR + 0.75%, 0.88%, 3/10/2023 (a)	4,000,000	4,025,600
		6,761,500
AGRICULTURE — 1.0%
BAT Capital Corp. 3 Month USD LIBOR + 0.88%, 1.04%, 8/15/2022 (a)	3,000,000	3,017,340
Imperial Brands Finance PLC 3.50%, 2/11/2023 (b)	1,000,000	1,034,410
		4,051,750
AUTO MANUFACTURERS — 7.1%
American Honda Finance Corp.:
Series MTN, 3 Month USD LIBOR + 0.37%, 0.53%, 5/10/2023 (a)	1,900,000	1,907,182
Series MTN, 3 Month USD LIBOR + 0.45%, 0.61%, 2/15/2022 (a)	3,000,000	3,007,620
Series MTN, 3 Month USD LIBOR + 0.47%, 0.63%, 11/16/2022 (a)	1,200,000	1,206,204
Daimler Finance North America LLC:
3 Month USD LIBOR + 0.88%, 1.03%, 2/22/2022 (a) (b)	2,000,000	2,009,800
3 Month USD LIBOR + 0.90%, 1.06%, 2/15/2022 (a) (b)	1,250,000	1,256,125
Ford Motor Credit Co. LLC:
3.34%, 3/28/2022	1,500,000	1,521,420
5.88%, 8/2/2021	1,000,000	1,003,700
General Motors Financial Co., Inc. 3 Month USD LIBOR + 1.31%, 1.46%, 6/30/2022 (a)	7,000,000	7,067,340
Hyundai Capital America 0.80%, 1/8/2024 (b)	1,500,000	1,495,185
Nissan Motor Acceptance Corp.:
3 Month USD LIBOR + 0.63%, 0.76%, 9/21/2021 (a) (b)	1,500,000	1,500,840
3 Month USD LIBOR + 0.64%, 0.77%, 3/8/2024 (a) (b)	2,547,000	2,548,834
Security Description	Principal Amount	Value
3 Month USD LIBOR + 0.65%, 0.84%, 7/13/2022 (a) (b)	$ 2,000,000	$ 2,002,660
Toyota Motor Credit Corp. Series MTN, 3 Month USD LIBOR + 0.48%, 0.61%, 9/8/2022 (a)	2,000,000	2,009,620
		28,536,530
BANKS — 21.0%
Bank of America Corp.:
SOFR + 0.73%, 0.76%, 10/24/2024 (a)	2,000,000	2,013,800
Series MTN, 3 Month USD LIBOR + 1.16%, 1.35%, 1/20/2023 (a)	3,000,000	3,017,250
Series MTN, 3 Month USD LIBOR + 1.18%, 1.37%, 10/21/2022 (a)	1,814,000	1,819,678
Barclays Bank PLC 1.70%, 5/12/2022	985,000	996,219
CIT Group, Inc. 5.00%, 8/15/2022	2,308,000	2,411,237
Citigroup, Inc.:
3 Month USD LIBOR + 1.43%, 1.56%, 9/1/2023 (a)	1,250,000	1,267,475
Series _, 3 Month USD LIBOR + 0.96%, 1.14%, 4/25/2022 (a)	1,250,000	1,257,975
Cooperatieve Rabobank UA 3 Month USD LIBOR + 0.48%, 0.67%, 1/10/2023 (a)	250,000	251,498
Credit Suisse Group AG 3 Month USD LIBOR + 1.20%, 1.32%, 12/14/2023 (a) (b)	5,665,000	5,731,167
Goldman Sachs Group, Inc.:
3 Month USD LIBOR + 0.75%, 0.90%, 2/23/2023 (a)	5,000,000	5,043,950
SOFR + 0.58%, 0.62%, 3/8/2024 (a)	5,000,000	5,011,100
HSBC Holdings PLC 3 Month USD LIBOR + 1.00%, 1.16%, 5/18/2024 (a)	1,500,000	1,519,545
JPMorgan Chase & Co.:
3 Month USD LIBOR + 0.73%, 0.90%, 4/23/2024 (a)	2,000,000	2,017,120
3 Month USD LIBOR + 1.23%, 1.41%, 10/24/2023 (a)	1,500,000	1,521,135
KeyBank NA Series BKNT, 3 Month USD LIBOR + 0.66%, 0.84%, 2/1/2022 (a)	1,000,000	1,003,350

See accompanying notes to financial statements.
21

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Lloyds Banking Group PLC 1 year CMT + 1.10%, 1.33%, 6/15/2023 (a)	$ 1,295,000	$ 1,305,515
Mitsubishi UFJ Financial Group, Inc. 3 Month USD LIBOR + 0.79%, 0.97%, 7/25/2022 (a)	3,000,000	3,021,150
Mizuho Financial Group, Inc. 3 Month USD LIBOR + 0.88%, 1.00%, 9/11/2022 (a)	3,000,000	3,026,880
Morgan Stanley:
Series GMTN, 3 Month USD LIBOR + 1.22%, 1.38%, 5/8/2024 (a)	2,682,000	2,730,544
Series GMTN, SOFR + 0.70%, 0.72%, 1/20/2023 (a)	4,443,000	4,453,263
Series MTN, 3 Month USD LIBOR + 1.40%, 1.58%, 10/24/2023 (a)	2,000,000	2,032,260
National Australia Bank, Ltd.:
3 Month USD LIBOR + 0.58%, 0.71%, 9/20/2021 (a) (b)	750,000	750,885
3 Month USD LIBOR + 0.71%, 0.89%, 11/4/2021 (a) (b)	500,000	501,180
NatWest Markets PLC SOFR + 0.53%, 0.56%, 8/12/2024 (a) (b)	3,125,000	3,135,656
Royal Bank of Canada:
SOFR + 0.53%, 0.55%, 1/20/2026 (a)	1,000,000	1,001,660
Series GMTN, 3 Month USD LIBOR + 0.36%, 0.55%, 1/17/2023 (a)	3,000,000	3,011,760
Series GMTN, SOFR + 0.40%, 0.43%, 8/5/2022 (a)	3,000,000	3,008,820
Standard Chartered PLC:
3 Month USD LIBOR + 1.20%, 1.33%, 9/10/2022 (a) (b)	1,500,000	1,502,775
SOFR + 1.25%, 1.27%, 10/14/2023 (a) (b)	2,000,000	2,018,120
Sumitomo Mitsui Financial Group, Inc.:
3 Month USD LIBOR + 0.74%, 0.93%, 10/18/2022 (a)	2,400,000	2,417,976
3 Month USD LIBOR + 0.80%, 0.98%, 10/16/2023 (a)	1,000,000	1,012,240
3 Month USD LIBOR + 0.86%, 1.05%, 7/19/2023 (a)	3,500,000	3,545,430
Security Description	Principal Amount	Value
3 Month USD LIBOR + 1.14%, 1.33%, 10/19/2021 (a)	$ 2,252,000	$ 2,259,432
Toronto-Dominion Bank 3 Month USD LIBOR + 0.90%, 1.09%, 7/13/2021 (a)	400,000	400,116
UBS Group AG:
3 Month USD LIBOR + 0.95%, 1.11%, 8/15/2023 (a) (b)	2,000,000	2,016,880
3 Month USD LIBOR + 1.53%, 1.71%, 2/1/2022 (a) (b)	3,000,000	3,026,610
Wells Fargo & Co. 3 Month USD LIBOR + 1.23%, 1.42%, 10/31/2023 (a)	1,500,000	1,521,150
Westpac Banking Corp. 3 Month USD LIBOR + 0.39%, 0.58%, 1/13/2023 (a)	2,000,000	2,010,560
		84,593,361
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc. 3 Month USD LIBOR + 0.74%, 0.93%, 1/12/2024 (a)	1,000,000	1,008,200
BIOTECHNOLOGY — 0.2%
Gilead Sciences, Inc. 3 Month USD LIBOR + 0.52%, 0.67%, 9/29/2023 (a)	875,000	875,656
CHEMICALS — 0.4%
DuPont de Nemours, Inc. 3 Month USD LIBOR + 1.11%, 1.27%, 11/15/2023 (a)	1,460,000	1,486,499
COMPUTERS — 0.6%
Apple, Inc. 3 Month USD LIBOR + 0.50%, 0.66%, 2/9/2022 (a)	750,000	752,242
Leidos, Inc. 2.95%, 5/15/2023	1,435,000	1,491,941
		2,244,183
DIVERSIFIED FINANCIAL SERVICES — 0.3%
American Express Credit Corp. Series MTN, 3 Month USD LIBOR + 0.70%, 0.83%, 3/3/2022 (a)	619,000	621,433
Intercontinental Exchange, Inc. 3 Month USD LIBOR + 0.65%, 0.77%, 6/15/2023 (a)	500,000	500,265
		1,121,698
ELECTRIC — 3.5%
CenterPoint Energy, Inc. SOFR + 0.65%, 0.68%, 5/13/2024 (a)	1,500,000	1,502,100

See accompanying notes to financial statements.
22

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Duke Energy Corp. SOFR + 0.25%, 0.30%, 6/10/2023 (a)	$ 2,500,000	$ 2,504,925
Florida Power & Light Co. 3 Month USD LIBOR + 0.38%, 0.56%, 7/28/2023 (a)	3,500,000	3,500,630
NextEra Energy Capital Holdings, Inc. SOFR + 0.54%, 0.58%, 3/1/2023 (a)	2,500,000	2,512,675
Pacific Gas & Electric Co.:
1.75%, 6/16/2022	770,000	769,823
3 Month USD LIBOR + 1.37%, 1.53%, 11/15/2021 (a)	2,000,000	2,001,940
3 Month USD LIBOR + 1.48%, 1.60%, 6/16/2022 (a)	1,500,000	1,500,825
		14,292,918
FOOD — 0.3%
General Mills, Inc. 3 Month USD LIBOR + 1.01%, 1.20%, 10/17/2023 (a)	1,000,000	1,014,950
GAS — 4.0%
Atmos Energy Corp. 3 Month USD LIBOR + 0.38%, 0.50%, 3/9/2023 (a)	3,125,000	3,126,219
CenterPoint Energy Resources Corp. 3 Month USD LIBOR + 0.50%, 0.63%, 3/2/2023 (a)	8,000,000	8,001,440
ONE Gas, Inc. 3 Month USD LIBOR + 0.61%, 0.73%, 3/11/2023 (a)	5,000,000	5,000,900
		16,128,559
HEALTH CARE SERVICES — 0.3%
Centene Corp. 4.25%, 12/15/2027	1,000,000	1,054,930
INSURANCE — 3.5%
Allstate Corp. 3 Month USD LIBOR + 0.63%, 0.78%, 3/29/2023 (a)	1,500,000	1,511,325
Athene Global Funding SOFR + 0.70%, 0.74%, 5/24/2024 (a) (b)	4,000,000	4,035,480
Jackson National Life Global Funding SOFR + 0.60%, 0.62%, 1/6/2023 (a) (b)	2,398,000	2,408,839
MET Tower Global Funding SOFR + 0.55%, 0.57%, 1/17/2023 (a) (b)	1,500,000	1,508,625
Security Description	Principal Amount	Value
Metropolitan Life Global Funding I SOFR + 0.57%, 0.59%, 1/13/2023 (a) (b)	$ 3,000,000	$ 3,017,370
Pricoa Global Funding I 2.40%, 9/23/2024 (b)	1,500,000	1,580,250
		14,061,889
INTERNET — 0.5%
Netflix, Inc. 5.50%, 2/15/2022	2,000,000	2,057,400
MACHINERY, CONSTRUCTION & MINING — 0.8%
Caterpillar Financial Services Corp.:
Series MTN, 3 Month USD LIBOR + 0.28%, 0.41%, 9/7/2021 (a)	500,000	500,215
Series MTN, 3 Month USD LIBOR + 0.59%, 0.72%, 6/6/2022 (a)	2,872,000	2,886,475
		3,386,690
MACHINERY-DIVERSIFIED — 0.3%
John Deere Capital Corp. Series MTN, 3 Month USD LIBOR + 0.48%, 0.61%, 9/8/2022 (a)	1,395,000	1,401,919
MEDIA — 0.6%
Walt Disney Co. 3 Month USD LIBOR + 0.25%, 0.38%, 9/1/2021 (a)	2,300,000	2,300,851
MISCELLANEOUS MANUFACTURER — 1.2%
Siemens Financieringsmaatschappij NV SOFR + 0.43%, 0.48%, 3/11/2024 (a) (b)	5,000,000	5,031,550
OIL & GAS — 4.4%
BP Capital Markets America, Inc. 3 Month USD LIBOR + 0.65%, 0.78%, 9/19/2022 (a)	1,750,000	1,758,032
Chevron Corp.:
1.14%, 5/11/2023	285,000	289,241
3 Month USD LIBOR + 0.48%, 0.61%, 3/3/2022 (a)	500,000	501,455
ConocoPhillips Co. 3 Month USD LIBOR + 0.90%, 1.06%, 5/15/2022 (a)	2,100,000	2,112,663
Diamondback Energy, Inc. 0.90%, 3/24/2023	1,000,000	1,000,220
Phillips 66 3 Month USD LIBOR + 0.62%, 0.78%, 2/15/2024 (a)	6,000,000	6,007,380

See accompanying notes to financial statements.
23

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Shell International Finance B.V. 3 Month USD LIBOR + 0.40%, 0.56%, 11/13/2023 (a)	$ 2,000,000	$ 2,012,260
Valero Energy Corp. 3 Month USD LIBOR + 1.15%, 1.27%, 9/15/2023 (a)	4,000,000	4,005,720
		17,686,971
PACKAGING & CONTAINERS — 0.8%
Berry Global, Inc. 0.95%, 2/15/2024 (b)	1,600,000	1,603,296
Graphic Packaging International LLC 0.82%, 4/15/2024 (b)	1,500,000	1,490,160
		3,093,456
PHARMACEUTICALS — 3.6%
AbbVie, Inc. 3 Month USD LIBOR + 0.65%, 0.80%, 11/21/2022 (a)	1,415,000	1,424,282
AmerisourceBergen Corp. 0.74%, 3/15/2023	805,000	806,594
Astrazeneca Finance LLC 0.70%, 5/28/2024	3,000,000	2,996,580
AstraZeneca PLC 3 Month USD LIBOR + 0.62%, 0.75%, 6/10/2022 (a)	690,000	693,526
Bayer US Finance II LLC 3 Month USD LIBOR + 1.01%, 1.13%, 12/15/2023 (a) (b)	3,000,000	3,040,500
Bristol-Myers Squibb Co.:
0.54%, 11/13/2023	1,640,000	1,641,017
3 Month USD LIBOR + 0.38%, 0.54%, 5/16/2022 (a)	2,000,000	2,006,100
Cigna Corp. 3 Month USD LIBOR + 0.89%, 1.07%, 7/15/2023 (a)	2,000,000	2,025,960
		14,634,559
PIPELINES — 2.0%
MPLX L.P. 3 Month USD LIBOR + 1.10%, 1.22%, 9/9/2022 (a)	4,784,000	4,786,679
Plains All American Pipeline L.P./PAA Finance Corp. 3.65%, 6/1/2022	1,000,000	1,020,460
Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (b)	2,145,000	2,145,343
		7,952,482
REAL ESTATE INVESTMENT TRUSTS — 1.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.85%, 4/15/2023	4,000,000	4,237,080
Security Description	Principal Amount	Value
RETAIL — 1.1%
7-Eleven, Inc.:
0.80%, 2/10/2024 (b)	$ 2,000,000	$ 1,995,440
3 Month USD LIBOR + 0.45%, 0.61%, 8/10/2022 (a) (b)	2,000,000	2,000,900
Home Depot, Inc. 3 Month USD LIBOR + 0.31%, 0.44%, 3/1/2022 (a)	500,000	500,920
		4,497,260
SEMICONDUCTORS — 0.1%
Skyworks Solutions, Inc. 0.90%, 6/1/2023	440,000	441,140
TELECOMMUNICATIONS — 2.6%
AT&T, Inc.:
0.90%, 3/25/2024	1,500,000	1,503,225
1.70%, 3/25/2026	1,500,000	1,516,110
SOFR + 0.64%, 0.69%, 3/25/2024 (a)	1,500,000	1,503,525
Verizon Communications, Inc.:
3 Month USD LIBOR + 1.10%, 1.26%, 5/15/2025 (a)	3,500,000	3,607,205
SOFR + 0.50%, 0.55%, 3/22/2024 (a)	2,500,000	2,521,675
		10,651,740
TRANSPORTATION — 0.0%
United Parcel Service, Inc. 3 Month USD LIBOR + 0.45%, 0.59%, 4/1/2023 (a)	200,000	201,248
TOTAL CORPORATE BONDS & NOTES (Cost $253,976,638)		254,806,969
ASSET-BACKED SECURITIES — 10.1%
ASSET-BACKED - OTHER — 2.8%
Nissan Master Owner Trust Receivables Series 2019-A, Class A, 1 Month USD LIBOR + 0.56%, 0.63%, 2/15/2024 (a)	11,345,000	11,381,505
AUTOMOBILE — 2.2%
Ally Auto Receivables Trust Series 2018-3, Class A3, 3.00%, 1/17/2023	241,773	242,593
Carmax Auto Owner Trust Series 2019-4, Class A2A, 2.01%, 3/15/2023	54,478	54,578
CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 6/15/2023	348,347	351,498

See accompanying notes to financial statements.
24

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Enterprise Fleet Financing LLC:
Series 2019-3, Class A2, 2.06%, 5/20/2025 (b)	$ 1,280,283	$ 1,297,477
Series 2018-3, Class A2, 3.38%, 5/20/2024 (b)	420,328	422,935
GM Financial Automobile Leasing Trust:
Series 2020-3, Class A2B, 1 Month USD LIBOR + 0.13%, 0.22%, 11/21/2022 (a)	3,397,807	3,398,492
Series 2020-1, Class A2B, 1 Month USD LIBOR + 0.14%, 0.23%, 4/20/2022 (a)	134,421	134,419
Hyundai Auto Lease Securitization Trust Series 2020-A, Class A2, 1.90%, 5/16/2022 (b)	80,214	80,259
Santander Retail Auto Lease Trust:
Series 2019-C, Class A2A, 1.89%, 9/20/2022 (b)	287,113	287,533
Series 2019-B, Class A3, 2.30%, 1/20/2023 (b)	2,026,234	2,043,488
Securitized Term Auto Receivables Trust Series 2018-2A, Class A3, 3.33%, 8/25/2022 (b)	162,463	163,163
World Omni Auto Receivables Trust Series 2018-B, Class A3, 2.87%, 7/17/2023	472,229	475,814
		8,952,249
CREDIT CARD — 5.1%
American Express Credit Account Master Trust Series 2017-5, Class A, 1 Month USD LIBOR + 0.38%, 0.45%, 2/18/2025 (a)	1,000,000	1,003,227
Discover Card Execution Note Trust Series 2017-A7, Class A7, 1 Month USD LIBOR + 0.36%, 0.43%, 4/15/2025 (a)	1,500,000	1,506,155
Golden Credit Card Trust Series 2017-4A, Class A, 1 Month USD LIBOR + 0.52%, 0.59%, 7/15/2024 (a) (b)	7,800,000	7,841,014
Master Credit Card Trust II:
Series 2019-2A, Class A, 1 Month USD LIBOR + 0.39%, 0.48%, 1/21/2023 (a) (b)	3,150,000	3,150,214
Security Description	Principal Amount	Value
Series 2018-1A, Class A, 1 Month USD LIBOR + 0.49%, 0.58%, 7/21/2024 (a) (b)	$ 7,000,000	$ 7,041,233
		20,541,843
TOTAL ASSET-BACKED SECURITIES (Cost $40,890,766)		40,875,597
U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bill 0.05%, 7/13/2021	11,000,000	10,999,844
MORTGAGE-BACKED SECURITIES — 4.4%
BHMS Series 2018-ATLS, Class A, 1 Month USD LIBOR + 1.25%, 1.32%, 7/15/2035 (a) (b)	2,870,000	2,872,668
BX Commercial Mortgage Trust:
Series 2018-BIOA, Class A, 1 Month USD LIBOR + 0.67%, 0.74%, 3/15/2037 (a) (b)	9,312,000	9,322,660
Series 2019-XL, Class A, 1 Month USD LIBOR + 0.92%, 0.99%, 10/15/2036 (a) (b)	1,720,004	1,722,982
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 1 Month USD LIBOR + 0.98%, 1.05%, 5/15/2036 (a) (b)	3,660,000	3,665,537
TOTAL MORTGAGE-BACKED SECURITIES (Cost $17,563,205)		17,583,847
COMMERCIAL MORTGAGE BACKED SECURITIES — 3.5%
BX Commercial Mortgage Trust Series 2018-IND, Class A, 1 Month USD LIBOR + 0.75%, 0.82%, 11/15/2035 (a) (b)	2,258,861	2,259,909
BX Trust Series 2021-LBA, Class AJV, 1 Month USD LIBOR + 0.80%, 0.87%, 2/15/2036 (a) (b)	7,000,000	7,011,077
Cold Storage Trust Series 2020-ICE5, Class B, 1 Month USD LIBOR + 1.30%, 1.37%, 11/15/2037 (a) (b)	4,914,953	4,926,114
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $14,176,495)		14,197,100

See accompanying notes to financial statements.
25

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 15.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (c) (d) (Cost $62,702,468)	62,702,468	$ 62,702,468
TOTAL INVESTMENTS — 99.6% (Cost $400,309,565)		401,165,825
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		1,437,638
NET ASSETS — 100.0%		$ 402,603,463
(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 28.4% of net assets as of June 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2021.

BKNT	Bank Notes
CMT	Constant Maturity Treasury
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$254,806,969	$—	$254,806,969
Asset-Backed Securities	—	40,875,597	—	40,875,597
U.S. Treasury Obligations	—	10,999,844	—	10,999,844
Mortgage-Backed Securities	—	17,583,847	—	17,583,847
Commercial Mortgage Backed Securities	—	14,197,100	—	14,197,100
Short-Term Investment	62,702,468	—	—	62,702,468
TOTAL INVESTMENTS	$62,702,468	$338,463,357	$—	$401,165,825
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	11,722,245	$11,722,245	$225,450,511	$174,470,288	$—	$—	62,702,468	$62,702,468	$17,835
See accompanying notes to financial statements.
26

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Principal Amount	Value
MUNICIPAL BONDS & NOTES — 99.3%
ALABAMA — 1.4%
Southeast Energy Authority, A Cooperative District , General Obligation Series B, VRN,4.00%, 12/1/2051 (a)	$ 500,000	$ 616,927
CALIFORNIA — 19.7%
Alameda Corridor Transportation Authority Revenue Series B, 5.00%, 10/1/2035 (b)	105,000	126,621
Anaheim Public Financing Authority Revenue ETM,Zero Coupon, 9/1/2036 (b)	320,000	251,304
California Housing Finance Revenue 3.50%, 11/20/2035	179,363	209,980
California State Public Works Board, Revenue Series B, 5.00%, 5/1/2029	400,000	521,994
California Statewide Communities Development Authority Revenue 5.00%, 11/1/2043	165,000	190,739
California, State General Obligation:
5.00%, 8/1/2029	100,000	122,158
5.00%, 8/1/2030	360,000	439,365
5.00%, 9/1/2031	245,000	299,470
5.00%, 8/1/2033	280,000	340,788
Grossmont Union High School District, General Obligation Zero Coupon, 8/1/2028	120,000	110,080
Los Angeles Department of Water & Power Revenue Series B, 4.00%, 7/1/2026	1,000,000	1,173,097
Los Angeles Unified School District, General Obligation Series A, 5.00%, 7/1/2029	1,000,000	1,317,619
Los Angeles, CA, Department of Airports Revenue Series D, 5.00%, 5/15/2032	570,000	758,209
Municipal Improvement Corp. of Los Angeles, Revenue Series A, 1.45%, 11/1/2027	540,000	533,814
Norman Y Mineta San Jose International Airport SJC Revenue:
Series A, AMT5.00%, 3/1/2025	170,000	190,242
Series A, AMT,5.00%, 3/1/2037	210,000	252,200
Palomar Health Series A, Zero Coupon, 8/1/2027 (b)	100,000	92,901
Peralta Community College District, General Obligation Series A, 5.00%, 8/1/2026	150,000	170,967
Sacramento City Financing Authority Revenue 5.00%, 12/1/2026	190,000	227,711
Security Description	Principal Amount	Value
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue Series A, 5.00%, 4/1/2032	$ 155,000	$ 186,219
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 5/15/2032	155,000	187,472
San Francisco City & County Airport Comm-San Francisco International Airport Revenue Series H, 5.00%, 5/1/2028	175,000	220,931
San Mateo Foster City Public Financing Authority Revenue Series B, 5.00%, 8/1/2025 (c)	330,000	390,273
University of California, Revenue Series BI, 1.37%, 5/15/2028	595,000	590,041
		8,904,195
COLORADO — 3.8%
City & County of Denver Co. Airport System Revenue:
Series A1, 5.00%, 11/15/2032	150,000	199,978
Series B2, AMT, VRN,5.00%, 11/15/2031 (a)	400,000	474,679
County of Moffat Co. Revenue VRN,2.00%, 3/1/2036 (a)	1,000,000	1,019,725
		1,694,382
CONNECTICUT — 1.7%
Connecticut, State Health & Educational Facility Authority Revenue:
Series A, 5.00%, 7/1/2027	120,000	136,631
Series L-, 4.00%, 7/1/2025	250,000	282,300
South Central Connecticut Regional Water Authority Revenue Series B, 5.00%, 8/1/2037	125,000	149,508
State of Connecticut Revenue Series B, 5.00%, 2/15/2028	150,000	190,441
		758,880
DISTRICT OF COLUMBIA — 0.9%
District of Columbia, Authority Revenue Series A, 5.00%, 3/1/2028	240,000	305,579
District of Columbia, Water & Sewer Authority Revenue Series A, 5.00%, 10/1/2048	100,000	110,781
		416,360
FLORIDA — 5.9%
Central Florida Expressway Authority Revenue 4.00%, 7/1/2038 (b)	375,000	459,919
County of Broward FL Airport System Revenue Series A, AMT,5.00%, 10/1/2033	155,000	198,594

See accompanying notes to financial statements.
27

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
County of Miami-Dade FL Aviation Revenue Series A, AMT,5.00%, 10/1/2029	$ 210,000	$ 238,233
Miami-Dade County, FL, General Obligation Series A, 5.00%, 7/1/2029	245,000	297,866
Miami-Dade County, FL, Transit System Revenue 5.00%, 7/1/2031	120,000	156,553
State of Florida Revenue Series B, 5.00%, 6/1/2029	1,000,000	1,317,065
		2,668,230
GEORGIA — 2.9%
Georgia, State General Obligation Series A, 5.00%, 7/1/2028	1,000,000	1,291,337
GUAM — 0.8%
Territory of Guam Revenue Series A, 5.00%, 11/1/2035	300,000	381,219
ILLINOIS — 5.8%
Chicago Board of Education, General Obligation:
5.00%, 12/1/2035	300,000	388,608
5.00%, 12/1/2036	300,000	387,549
Chicago Transit Authority Capital Grant Receipts Revenue 5.00%, 6/1/2024	150,000	169,831
Chicago, IL, O'Hare International Airport Revenue Series B, 5.00%, 1/1/2029	160,000	184,227
Northern Illinois Municipal Power Agency Revenue Series A, 5.00%, 12/1/2029	360,000	440,647
State of Illinois Revenue:
4.00%, 3/1/2038	730,000	862,057
5.00%, 12/1/2031	150,000	181,991
		2,614,910
INDIANA — 0.9%
Indiana, State Finance Authority Revenue 4.13%, 12/1/2026	350,000	382,708
KANSAS — 0.9%
Kansas, State Development Finance Authority Revenue VRN,5.00%, 11/15/2054 (a) (c)	295,000	402,719
KENTUCKY — 0.5%
Kentucky, Economic Development Finance Authority Revenue Series A, 4.25%, 7/1/2035	100,000	108,715
Kentucky, State Turnpike Authority Revenue Series A, 5.00%, 7/1/2021	130,000	130,000
		238,715
Security Description	Principal Amount	Value
MARYLAND — 0.3%
Maryland State Transportation Authority Revenue Series A, 4.00%, 7/1/2037	$ 100,000	$ 123,786
MASSACHUSETTS — 1.6%
Massachusetts Development Finance Agency Revenue VRN,0.45%, 7/1/2041 (a) (c)	90,000	89,802
Massachusetts School Building Authority Revenue Series A, 5.00%, 5/15/2024	135,000	147,138
The Commonwealth of Massachusetts Transportation Fund Revenue 5.00%, 6/1/2026	400,000	487,266
		724,206
MICHIGAN — 0.3%
Michigan, State Finance Authority Revenue 5.00%, 11/1/2034	110,000	139,648
MINNESOTA — 3.2%
Metropolitan Council, Minneapolis-Saint Paul, MN, Metropolitan Area, General Obligation Series C, 5.00%, 12/1/2028	1,000,000	1,299,984
State of Mississippi Revenue 5.00%, 8/1/2035	100,000	128,141
		1,428,125
MISSISSIPPI — 0.3%
State of Mississippi Revenue 5.00%, 10/15/2028	100,000	117,170
MISSOURI — 0.3%
City of State Louis MO Airport Revenue 5.00%, 7/1/2029	100,000	129,880
NEW JERSEY — 5.6%
New Jersey Economic Development Authority Revenue 5.00%, 6/15/2031	1,000,000	1,278,730
New Jersey Educational Facilities Authority Revenue Series I-PRINCETON UNIVERSITY, 5.00%, 7/1/2025	825,000	976,943
New Jersey Transportation Trust Fund Authority Revenue Series A, 5.00%, 6/15/2025	245,000	287,028
		2,542,701
NEW YORK — 17.6%
Metropolitan Transportation Authority Revenue Series A, 5.00%, 11/15/2027	250,000	266,086

See accompanying notes to financial statements.
28

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
New York, NY, City Transitional Finance Authority, Future Tax Secured Revenue:
5.00%, 8/1/2025	$ 300,000	$ 355,329
5.00%, 8/1/2027	120,000	136,972
5.00%, 11/1/2032	300,000	404,641
New York, State Dormitory Authority Revenue, State Supported Debt:
1.54%, 3/15/2027	1,500,000	1,507,187
4.00%, 10/1/2025 (b)	850,000	975,481
Series B-GRP B, 5.00%, 2/15/2034	300,000	347,286
Series E, 5.25%, 3/15/2033	400,000	476,722
New York, State Environmental Facilities Corp., Revenue:
5.00%, 6/15/2024	785,000	885,176
5.00%, 6/15/2025	565,000	666,807
New York, State Urban Development Corp., Revenue Series A, 5.00%, 3/15/2026	1,000,000	1,206,745
Port Authority of New York & New Jersey Revenue AMT,5.00%, 10/15/2029	500,000	609,655
Triborough Bridge & Tunnel Authority Revenue Series A, 5.00%, 11/1/2025	85,000	101,351
		7,939,438
NORTH CAROLINA — 0.3%
North Carolina, State Revenue Series B, 5.00%, 5/1/2027	120,000	149,851
OHIO — 0.4%
Ohio, State General Obligation 5.00%, 8/1/2023	150,000	165,050
OREGON — 3.0%
Medford Hospital Facilities Authority Revenue Series A, 5.00%, 8/15/2032	900,000	1,189,598
Oregon, State General Obligation 1.02%, 5/1/2026	185,000	183,859
		1,373,457
PENNSYLVANIA — 2.5%
City of Philadelphia PA Airport Revenue Series B, AMT,5.00%, 7/1/2032	750,000	914,946
Pennsylvania Economic Development Financing Authority Revenue Series A, 5.00%, 2/1/2025	100,000	114,011
Pennsylvania, State General Obligation 5.00%, 3/15/2027	100,000	117,128
		1,146,085
Security Description	Principal Amount	Value
TENNESSEE — 1.2%
New Memphis Arena Public Building Authority Revenue Zero Coupon, 4/1/2030 (c)	$ 530,000	$ 551,650
TEXAS — 10.4%
Fort Bend, TX, Independent School District, General Obligation Series E, 5.00%, 2/15/2027 (b)	1,000,000	1,239,525
Houston of Harris County, TX, Port Authority General Obligation Series A, AMT,5.00%, 10/1/2027	260,000	324,893
Lake Houston Redevelopment Authority Revenue 3.00%, 9/1/2034	375,000	402,486
Lower Colorado River Authority Revenue 5.00%, 5/15/2023	900,000	979,967
North Texas Tollway Authority Revenue Series A, 3.00%, 1/1/2037	1,000,000	1,094,305
Plano, TX, Independent School District, General Obligation Series A, 5.00%, 2/15/2027 (b)	215,000	259,267
Texas, State General Obligation 5.00%, 8/1/2026	250,000	286,688
University of Texas, Revenue 5.00%, 8/15/2027	100,000	125,785
		4,712,916
VIRGINIA — 0.2%
Virginia, State Resources Authority Revenue 5.00%, 10/1/2024	100,000	110,796
WASHINGTON — 6.3%
Energy Northwest Revenue 5.00%, 7/1/2033	1,000,000	1,328,125
Washington, State General Obligation:
5.00%, 8/1/2029	150,000	182,985
5.00%, 2/1/2037	1,000,000	1,329,390
		2,840,500
WISCONSIN — 0.6%
Wisconsin, State Department of Transportation Revenue 4.00%, 7/1/2037	115,000	140,659
Wisconsin, State General Obligation Series 2, 5.00%, 11/1/2027	100,000	124,951
		265,610
TOTAL MUNICIPAL BONDS & NOTES (Cost $44,821,241)		44,831,451

See accompanying notes to financial statements.
29

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 3.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (d) (e) (Cost $1,374,817)	1,374,817	$ 1,374,817
TOTAL INVESTMENTS — 102.3% (Cost $46,196,058)		46,206,268
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%		(1,042,105)
NET ASSETS — 100.0%		$ 45,164,163
(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Bond is insured by the following:
% of Net Assets
Assured Guaranty Municipal Corp.	4.3%
Permanent School Fund Guaranteed	3.3%

(c)	When-issued security.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2021.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
VRN	Variable Rate Note

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes	$ —	$44,831,451	$—	$44,831,451
Short-Term Investment	1,374,817	—	—	1,374,817
TOTAL INVESTMENTS	$1,374,817	$44,831,451	$—	$46,206,268
Affiliate Table
	Number of Shares Held at 2/3/2021*	Value at 2/3/2021*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$52,848,299	$51,473,482	$—	$—	1,374,817	$1,374,817	$631
*	Commencement of operations.
See accompanying notes to financial statements.
30

[This Page Intentionally Left Blank]
31

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
ASSETS
Investments in unaffiliated issuers, at value*	$ 35,400,425	$ 7,391,354	$ 13,887,394
Investments in affiliated issuers, at value	107,315,122	127,746,321	311,314,473
Total Investments	142,715,547	135,137,675	325,201,867
Receivable for fund shares sold	34,187	—	—
Dividends receivable — unaffiliated issuers	—	—	209,019
Dividends receivable — affiliated issuers	16	9	110
Interest receivable — unaffiliated issuers	—	—	—
Securities lending income receivable — unaffiliated issuers	27,298	8,423	184
Securities lending income receivable — affiliated issuers	12,973	19,171	42,871
TOTAL ASSETS	142,790,021	135,165,278	325,454,051
LIABILITIES
Payable upon return of securities loaned	12,421,543	10,114,067	42,661,109
Payable for investments purchased	—	—	—
Payable for fund shares repurchased	—	—	55,580
Advisory fee payable	10,127	12,579	47,503
Trustees’ fees and expenses payable	64	92	181
TOTAL LIABILITIES	12,431,734	10,126,738	42,764,373
NET ASSETS	$130,358,287	$125,038,540	$282,689,678
NET ASSETS CONSIST OF:
Paid-in Capital	$164,484,016	$132,066,876	$232,423,743
Total distributable earnings (loss)	(34,125,729)	(7,028,336)	50,265,935
NET ASSETS	$130,358,287	$125,038,540	$282,689,678
NET ASSET VALUE PER SHARE
Net asset value per share	$ 28.52	$ 35.62	$ 46.04
Shares outstanding (unlimited amount authorized, no par value)	4,570,000	3,510,000	6,140,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ 31,417,122	$ 6,899,774	$ 12,405,298
Investments in affiliated issuers	102,765,626	124,658,621	262,655,352
Total cost of investments	$134,182,748	$131,558,395	$275,060,650
* Includes investments in securities on loan, at value	$ 18,674,023	$ 21,491,633	$ 48,247,191
See accompanying notes to financial statements.
32

SPDR SSGA Ultra Short Term Bond ETF	SPDR Nuveen Municipal Bond ETF

$338,463,357	$44,831,451
62,702,468	1,374,817
401,165,825	46,206,268
1,011,567	—
—	—
1,134	59
488,616	407,947
—	—
—	—
402,667,142	46,614,274

—	—
—	1,435,249
—	—
63,557	14,862
122	—
63,679	1,450,111
$402,603,463	$45,164,163

$402,100,832	$44,949,896
502,631	214,267
$402,603,463	$45,164,163

$ 40.46	$ 30.11
9,950,000	1,500,000

$337,607,097	$44,821,241
62,702,468	1,374,817
$400,309,565	$46,196,058
$ —	$ —
33

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2021

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ —	$ —	$ —
Dividend income — unaffiliated issuers	20,163	208,499	1,943
Dividend income — affiliated issuers	1,620,469	4,306,333	5,682,098
Unaffiliated securities lending income	81,755	80,920	59,564
Affiliated securities lending income	102,252	195,598	330,190
TOTAL INVESTMENT INCOME (LOSS)	1,824,639	4,791,350	6,073,795
EXPENSES
Advisory fee	55,778	177,566	435,891
Trustees’ fees and expenses	1,138	1,918	3,831
Miscellaneous expenses	1	1	3
TOTAL EXPENSES	56,917	179,485	439,725
NET INVESTMENT INCOME (LOSS)	$ 1,767,722	$ 4,611,865	$ 5,634,070
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(998,515)	(1,683,189)	2,026,144
Investments — affiliated issuers	(1,085,680)	89,770	7,809,110
In-kind redemptions — unaffiliated issuers	(67,492)	1,103,587	354,363
In-kind redemptions — affiliated issuers	310,564	5,713,970	5,951,523
Net realized gain (loss)	(1,841,123)	5,224,138	16,141,140
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	8,582,231	3,237,387	(700,333)
Investments — affiliated issuers	11,350,976	9,438,839	41,175,450
Net change in unrealized appreciation/depreciation	19,933,207	12,676,226	40,475,117
NET REALIZED AND UNREALIZED GAIN (LOSS)	18,092,084	17,900,364	56,616,257
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$19,859,806	$22,512,229	$62,250,327
See accompanying notes to financial statements.
34

SPDR SSGA Ultra Short Term Bond ETF	SPDR Nuveen Municipal Bond ETF(a)

$2,822,942	156,039
—	—
17,835	631
—	—
—	—
2,840,777	156,670

650,007	64,580
4,422	116
2	—
654,431	64,696
$2,186,346	$ 91,974

478,164	252,383
—	—
—	—
—	—
478,164	252,383

1,451,941	10,210
—	—
1,451,941	10,210
1,930,105	262,593
$ 4,116,451	$354,567
(a)	For the period February 03, 2021 (commencement of operations) through June 30, 2021.
35

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Multi-Asset Real Return ETF		SPDR SSGA Income Allocation ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 1,767,722	$ 2,892,612	$ 4,611,865	$ 5,476,550
Net realized gain (loss)	(1,841,123)	(8,254,262)	5,224,138	(7,106,570)
Net change in unrealized appreciation/depreciation	19,933,207	(8,998,515)	12,676,226	(10,551,272)
Net increase (decrease) in net assets resulting from operations	19,859,806	(14,360,165)	22,512,229	(12,181,292)
Net equalization credits and charges	54,735	(81,758)	149,449	115,750
Distributions to shareholders	(1,750,442)	(2,878,161)	(4,629,430)	(5,787,114)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	67,513,380	7,725,150	73,221,393	115,985,875
Cost of shares redeemed	(9,014,313)	(49,528,810)	(92,104,724)	(76,591,192)
Net income equalization	(54,735)	81,758	(149,449)	(115,750)
Other Capital	—	—	—	—
Net increase (decrease) in net assets from beneficial interest transactions	58,444,332	(41,721,902)	(19,032,780)	39,278,933
Net increase (decrease) in net assets during the period	76,608,431	(59,041,986)	(1,000,532)	21,426,277
Net assets at beginning of period	53,749,856	112,791,842	126,039,072	104,612,795
NET ASSETS AT END OF PERIOD	$130,358,287	$ 53,749,856	$125,038,540	$126,039,072
SHARES OF BENEFICIAL INTEREST:
Shares sold	2,420,000	340,000	2,120,000	3,590,000
Shares redeemed	(380,000)	(2,290,000)	(2,760,000)	(2,580,000)
Net increase (decrease) from share transactions	2,040,000	(1,950,000)	(640,000)	1,010,000
See accompanying notes to financial statements.
36

SPDR SSGA Global Allocation ETF		SPDR SSGA Ultra Short Term Bond ETF		SPDR Nuveen Municipal Bond ETF
Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 2/3/21*- 6/30/21

$ 5,634,070	$ 7,213,512	$ 2,186,346	$ 4,704,035	$ 91,974
16,141,140	(3,729,837)	478,164	(390,164)	252,383
40,475,117	(8,480,933)	1,451,941	(896,263)	10,210
62,250,327	(4,997,258)	4,116,451	3,417,608	354,567
(16,635)	19,354	31,941	135,058	2,273
(5,588,244)	(7,327,692)	(2,605,083)	(4,951,989)	(140,300)

23,982,836	22,973,653	130,443,856	167,508,423	44,904,991
(35,804,943)	(28,488,708)	(28,304,057)	(34,951,266)	—
16,635	(19,354)	(31,941)	(135,058)	(2,273)
—	2,474	44,894	165,286	44,905
(11,805,472)	(5,531,935)	102,152,752	132,587,385	44,947,623
44,839,976	(17,837,531)	103,696,061	131,188,062	45,164,163
237,849,702	255,687,233	298,907,402	167,719,340	—
$282,689,678	$237,849,702	$402,603,463	$298,907,402	$45,164,163

550,000	600,000	3,225,000	4,150,000	1,500,000
(860,000)	(820,000)	(700,000)	(875,000)	—
(310,000)	(220,000)	2,525,000	3,275,000	1,500,000
*	Commencement of operations.
37

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)
Net asset value, beginning of period	$ 21.25	$ 25.18	$ 26.62	$ 23.97	$ 24.38
Income (loss) from investment operations:
Net investment income (loss) (b)	0.65	0.78	0.69	0.53	0.56
Net realized and unrealized gain (loss) (c)	7.15	(3.89)	(1.43)	2.64	(0.44)
Total from investment operations	7.80	(3.11)	(0.74)	3.17	0.12
Net equalization credits and charges (b)	0.02	(0.02)	0.00(d)	(0.00)(d)	0.01
Distributions to shareholders from:
Net investment income	(0.55)	(0.80)	(0.70)	(0.52)	(0.54)
Net asset value, end of period	$ 28.52	$ 21.25	$ 25.18	$ 26.62	$ 23.97
Total return (e)	37.12%	(12.71)%	(2.71)%	13.26%	0.56%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$130,358	$53,750	$112,792	$143,742	$115,075
Ratios to average net assets:
Total expenses (f)	0.08%	0.08%	0.12%	0.22%	0.22%
Net investment income (loss)	2.56%	3.30%	2.76%	2.04%	2.28%
Portfolio turnover rate	49%	30%	28%	44%	46%(g)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Does not include expenses of the Underlying Funds in which the Fund invests.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.
38

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)
Net asset value, beginning of period	$ 30.37	$ 33.32	$ 32.42	$ 32.33	$ 31.23
Income (loss) from investment operations:
Net investment income (loss) (b)	1.35	1.43	1.53	1.02	1.10
Net realized and unrealized gain (loss) (c)	5.18	(2.95)	0.91	0.09	0.98
Total from investment operations	6.53	(1.52)	2.44	1.11	2.08
Net equalization credits and charges (b)	0.04	0.03	0.03	(0.01)	(0.01)
Other capital (b)	—	—	0.00(d)	—	—
Distributions to shareholders from:
Net investment income	(1.32)	(1.46)	(1.57)	(1.01)	(0.97)
Net asset value, end of period	$ 35.62	$ 30.37	$ 33.32	$ 32.42	$ 32.33
Total return (e)	21.90%	(4.56)%	7.93%	3.34%	6.78%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$125,039	$126,039	$104,613	$92,389	$95,376
Ratios to average net assets:
Total expenses (f)	0.16%	0.18%	0.18%	0.39%	0.37%
Net investment income (loss)	4.02%	4.41%	4.71%	3.07%	3.49%
Portfolio turnover rate	60%	38%	71%	29%	47%(g)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Does not include expenses of the Underlying Funds in which the Fund invests.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.
39

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)
Net asset value, beginning of period	$ 36.88	$ 38.33	$ 37.72	$ 35.52	$ 33.35
Income (loss) from investment operations:
Net investment income (loss) (b)	0.91	1.07	1.03	0.81	0.99
Net realized and unrealized gain (loss) (c)	9.16	(1.44)	0.57	2.18	2.03
Total from investment operations	10.07	(0.37)	1.60	2.99	3.02
Net equalization credits and charges (b)	(0.00)(d)	0.00(d)	0.01	0.01	0.00(d)
Other capital (b)	—	0.00(d)	—	—	—
Distributions to shareholders from:
Net investment income	(0.91)	(1.08)	(1.00)	(0.80)	(0.85)
Total distributions	(0.91)	(1.08)	(1.00)	(0.80)	(0.85)
Net asset value, end of period	$ 46.04	$ 36.88	$ 38.33	$ 37.72	$ 35.52
Total return (e)	27.51%	(1.00)%	4.37%	8.46%	9.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$282,690	$237,850	$255,687	$248,929	$207,780
Ratios to average net assets:
Total expenses (f)	0.17%	0.09%	0.15%	0.20%	0.20%
Net expenses	0.17%	0.09%	0.15%	0.09%	0.01%
Net investment income (loss)	2.16%	2.84%	2.76%	2.14%	2.91%
Portfolio turnover rate	110%	94%	71%	43%	90%(g)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Does not include expenses of the Underlying Funds in which the Fund invests.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.
40

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)
Net asset value, beginning of period	$ 40.26	$ 40.41	$ 40.27	$ 40.26	$ 40.06
Income (loss) from investment operations:
Net investment income (loss) (b)	0.27	0.81	1.02	0.68	0.44
Net realized and unrealized gain (loss) (c)	0.25	(0.11)	0.04	(0.14)	0.13
Total from investment operations	0.52	0.70	1.06	0.54	0.57
Net equalization credits and charges (b)	0.00(d)	0.02	0.03	0.04	(0.00)(d)
Other capital (b)	0.01	0.03	0.02	0.06	0.05
Distributions to shareholders from:
Net investment income	(0.33)	(0.90)	(0.97)	(0.63)	(0.42)
Total distributions	(0.33)	(0.90)	(0.97)	(0.63)	(0.42)
Net asset value, end of period	$ 40.46	$ 40.26	$ 40.41	$ 40.27	$ 40.26
Total return (e)	1.34%	1.86%	2.79%	1.60%	1.53%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$402,603	$298,907	$167,719	$50,344	$18,117
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	0.67%	2.02%	2.54%	1.70%	1.09%
Portfolio turnover rate	76%	71%	100%	76%	83%(f)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.
41

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

SPDR Nuveen Municipal Bond ETF
For the Period 2/3/21*- 6/30/21
Net asset value, beginning of period	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) (b)	0.11
Total from investment operations	0.18
Net equalization credits and charges (a)	0.00(c)
Other capital (a)	0.03
Distributions to shareholders from:
Net investment income	(0.10)
Net asset value, end of period	$ 30.11
Total return (d)	0.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$45,164
Ratios to average net assets:
Total expenses	0.40%(e)
Net investment income (loss)	0.57%(e)
Portfolio turnover rate (f)	51%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.
42

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2021, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR Nuveen Municipal Bond ETF
Each Fund is classified as a diversified investment company under the 1940 Act, with the exception of SPDR SSGA Ultra Short Term Bond ETF, which is a non-diversified investment company.
The SPDR Nuveen Municipal Bond ETF commenced operations on February 3, 2021.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•   Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued
43

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

at the last published sale price or at fair value.
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•   Debt obligations (including short-term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2021, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
44

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gain on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income are declared and paid quarterly for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF and declared and paid monthly for SPDR SSGA Ultra Short Term Bond ETF and SPDR Nuveen Municipal Bond ETF.
Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
45

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

3.    Fees and Transactions with Affiliates
Advisory Fee
Each Fund has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate*
SPDR SSGA Multi-Asset Real Return ETF	0.50%
SPDR SSGA Income Allocation ETF	0.50
SPDR SSGA Global Allocation ETF	0.35
SPDR SSGA Ultra Short Term Bond ETF	0.20
SPDR Nuveen Municipal Bond ETF	0.40
*	The Advisory fee is reduced for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF by the acquired fund fees and expenses. For the year ended June 30, 2021, the net annualized advisory fee was 0.08%, 0.16%, and 0.17% for the SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, respectively.
From time to time, the Adviser may waive all or a portion of its Management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2021. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2021, except with the approval of the Board.
The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated January 6, 2017.
Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Funds, and 15% payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 8 for additional information regarding securities lending.
46

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2021 are disclosed in the Schedules of Investments.
4.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
5.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2021, were as follows:
	Purchases	Sales
SPDR SSGA Multi-Asset Real Return ETF	$ 34,711,664	$ 33,972,513
SPDR SSGA Income Allocation ETF	68,848,997	69,024,626
SPDR SSGA Global Allocation ETF	278,398,480	279,743,158
SPDR SSGA Ultra Short Term Bond ETF	278,615,616	214,483,192
SPDR Nuveen Municipal Bond ETF	65,421,380	20,620,345
For the year ended June 30, 2021, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR SSGA Multi-Asset Real Return ETF	$66,162,829	$ 8,833,376	$ 243,072
SPDR SSGA Income Allocation ETF	70,730,721	89,126,566	6,817,557
SPDR SSGA Global Allocation ETF	22,134,357	33,256,043	6,305,886
6.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash . Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
7.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. SPDR Nuveen Municipal Bond ETF intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income
47

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund's tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, in-kind transactions, partnership basis adjustments, distributions in excess of current earnings, amortization and accretion of premium and discount for financial statement purposes, paydown gains and losses and wash sale loss deferrals. In additions, certain funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021, was as follows:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$1,750,442	$ —	$—	$1,750,442
SPDR SSGA Income Allocation ETF	4,629,430	—	—	4,629,430
SPDR SSGA Global Allocation ETF	5,588,244	—	—	5,588,244
SPDR SSGA Ultra Short Term Bond ETF	2,605,083	—	—	2,605,083
SPDR Nuveen Municipal Bond ETF	3,922	136,378	—	140,300
The tax character of distributions paid during the year ended June 30, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$ 2,878,161	$ —	$ 2,878,161
SPDR SSGA Income Allocation ETF	5,787,114	—	5,787,114
SPDR SSGA Global Allocation ETF	7,327,692	—	7,327,692
SPDR SSGA Ultra Short Term Bond ETF	4,951,989	—	4,951,989
At June 30, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR SSGA Multi-Asset Real Return ETF	$ 5,007	$ —	$(42,274,980)	$ —	$ 8,144,244	$(34,125,729)
SPDR SSGA Income Allocation ETF	—	—	(10,432,789)	—	3,404,453	(7,028,336)
SPDR SSGA Global Allocation ETF	32,107	—	—	1,513,610	48,720,218	50,265,935
SPDR SSGA Ultra Short Term Bond ETF	—	—	(300,137)	—	802,768	502,631
SPDR Nuveen Municipal Bond ETF	231,630	43,145	—	—	(60,508)	214,267
48

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

As of June 30, 2021, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR SSGA Multi-Asset Real Return ETF	$11,267,651	$31,007,329
SPDR SSGA Income Allocation ETF	6,609,405	3,823,384
SPDR SSGA Ultra Short Term Bond ETF	—	300,137
As of June 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Multi-Asset Real Return ETF	$134,571,303	$ 8,144,244	$ —	$ 8,144,244
SPDR SSGA Income Allocation ETF	131,733,222	3,739,684	335,231	3,404,453
SPDR SSGA Global Allocation ETF	276,481,649	49,845,640	1,125,422	48,720,218
SPDR SSGA Ultra Short Term Bond ETF	400,363,057	876,983	74,215	802,768
SPDR Nuveen Municipal Bond ETF	46,266,776	143,889	204,397	(60,508)
8.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of June 30, 2021, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of June 30, 2021:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR SSGA Multi-Asset Real Return ETF	$ 18,674,023	$ 12,421,543	$ 6,581,098	$ 19,002,641
SPDR SSGA Income Allocation ETF	21,491,633	10,114,067	11,885,682	21,999,749
49

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR SSGA Global Allocation ETF	$48,247,191	$42,661,109	$ 6,740,579	$49,401,688
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2021:
		Remaining Contractual Maturity of the Agreements as of June 30, 2021
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR SSGA Multi-Asset Real Return ETF	Mutual Funds and Exchange Traded Products	$12,421,543	$—	$—	$—	$12,421,543	$12,421,543
SPDR SSGA Income Allocation ETF	Mutual Funds and Exchange Traded Products	10,114,067	—	—	—	10,114,067	10,114,067
SPDR SSGA Global Allocation ETF	Mutual Funds and Exchange Traded Products	42,661,109	—	—	—	42,661,109	42,661,109
9.    Line of Credit
The SPDR SSGA Ultra Short Term Bond ETF and other affiliated funds (each a “Participant” and, collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2021 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
The Fund had no outstanding loans as of June 30, 2021.
10.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in
50

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds invest in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk
A Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Market Risk
Each Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
11.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
51

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF and SPDR Nuveen Municipal Bond ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF and SPDR Nuveen Municipal Bond ETF (collectively referred to as the “Funds”) (five of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting SSGA Active Trust) at June 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR SSGA Multi-Asset Real Return ETF SPDR SSGA Income Allocation ETF SPDR SSGA Global Allocation ETF SPDR SSGA Ultra Short Term Bond ETF	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the five years in the period ended June 30, 2021
SPDR Nuveen Municipal Bond ETF	For the period from February 3, 2021 (commencement of operations) to June 30, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
52

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 30, 2021
53

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2021 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR SSGA Multi-Asset Real Return ETF	0.08%	$1,167.90	$0.43	$1,024.40	$0.40
SPDR SSGA Income Allocation ETF	0.14	1,072.10	0.72	1,024.10	0.70
SPDR SSGA Global Allocation ETF	0.20	1,088.30	1.04	1,023.80	1.00
SPDR SSGA Ultra Short Term Bond ETF	0.20	1,003.20	0.99	1,023.80	1.00
SPDR Nuveen Municipal Bond ETF	0.40(b)	1,006.90	1.62	1,018.50	1.63
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
(b)	Actual period is from commencement of operations on 02/03/2021.
54

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2021.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the 20% qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2021 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Capital Gain Dividend
The Funds hereby designate as a capital gain dividend the amount reflected below, or if subsequently determined to be different, the net capital gain of such fiscal period.
Amount
SPDR SSGA Global Allocation ETF	$1,523,983
Foreign Tax Credit
For the year ended June 30, 2021, the following Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders and accordingly have earned foreign source income:
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
55

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Tax-Exempt Income
The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:
Percentage
SPDR Nuveen Municipal Bond ETF	97.20%
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.ssga.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the investment adviser voted for the 12-month period ended June 30, is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Funds’ website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC's website at www.sec.gov, and on the Funds' website at www.ssga.com. The Funds’ schedules of investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
56

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to June 30, 2021, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following series of SSGA Active Trust: SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF and SPDR SSGA Ultra Short Term Bond ETF (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds.
Investment Performance
The Board compared the investment performance of each series of the Trust to the performance of an appropriate benchmark (gross of expenses) and to the perfornace of a group of comparable funds (net of expenses) (“Performance Group”) obtained from Broadridge Financial Solutions, Inc. (“Broadridge”). Among other information, the Board considered the following performance information over various periods ended December 31, 2020 in its evaluation of the Funds:
SPDR SSGA Multi-Asset Real Return ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that the Fund underperformed its benchmark for the 1-, 3-, and 5-year, and since inception periods.
SPDR SSGA Income Allocation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that the Fund underperformed its benchmark for the 1-, 3- and 5-year, and since inception periods.
57

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

SPDR SSGA Global Allocation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5- year periods. In addition, the Board considered that the Fund underperformed its benchmark for the 1-, 3- and 5-year, and since inception periods.
SPDR SSGA Ultra Short Term Bond ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-, 3-, 5-year and since inception periods.
In those instances where the Board observed underperformance for an extended period of time, the Trustees discussed with management those factors that contributed to such underperformance and steps being taken in response to such factors, where appropriate.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser and its affiliates, including data on the Funds’ historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a Fund’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the advisory fee rate for each Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
58

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of the Fund had been satisfactory or the Advisor had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser’s unitary fee for each Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trusts’ relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust.
59

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Advisory Agreement
At a meeting held prior to June 30, 2021, the Board of Trustees of the Trust (the “Board”) evaluated a proposal related to the initial approval of advisory arrangements for a new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR Nuveen Municipal Bond ETF (the “New ETF”), which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services expected to be provided by the Adviser with respect to the New ETF under the Agreement, (ii) fees charged to comparable funds, (iii) other benefits to the Adviser, and (iv) extent to which economies of scale would be shared as the New ETF grows.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services expected to be provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s anticipated responsibilities for managing investment operations of the New ETF in accordance with the New ETF’s investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the New ETF as an exchange-traded fund and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and regulatory compliance of the New ETF. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the New ETF’s compliance with its investment objective and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing fixed income exchange-traded funds with index-based investment objectives and overseeing third-party sub-advisers, as applicable.
Fees Charged to Comparable Funds
The Board evaluated the New ETF’s proposed unitary fee through review of comparative information with respect to fees paid by similar funds. The Board reviewed the universe of exchange-traded funds similar to the New ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information.
Other Benefits
The Board considered whether the Adviser or its affiliates would benefit in other ways from its relationship with the New ETF. The Board also considered the potential for revenue to State Street, the Trust’s securities lending agent, in the event of any loaning of portfolio securities of the New ETF. The Board also noted that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
60

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as the New ETF’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in the New ETF’s advisory fee rate as assets of the New ETF increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the New ETF by fixing a relatively low advisory fee, effectively sharing the benefits of a lower fee with the New ETF from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the New ETF grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for the New ETF. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to the New ETF were appropriate; (b) the Adviser’s unitary fee for the New ETF, considered in relation to services expected to be provided and in relation to fees charged to comparable funds, was fair and reasonable; and (c) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions.
61

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Nuveen Asset Management Sub-Advisory Agreement
At a meeting held prior to June 30, 2021, the Board also evaluated a proposal related to the initial approval of a sub-advisory arrangement (the “Nuveen Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management (“Nuveen”), with respect to the New ETF sub-advised by Nuveen (the “New Nuveen ETF”). The Independent Trustees also met separately to consider the Nuveen Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Nuveen Sub-Advisory Agreement, the Board requested, and Nuveen and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Nuveen Sub-Advisory Agreement, the Board considered various factors, including the nature, extent and quality of services provided by Nuveen with respect to the New Nuveen ETF under the Nuveen Sub-Advisory Agreement. The Board was informed of the portion of the current advisory fee that the Adviser would pay to Nuveen under the Nuveen Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the New Nuveen ETF.
The Board considered the background and experience of Nuveen’s senior management and, in particular, Nuveen’s experience in investing in municipal securities. The Board also considered the unitary fee paid to the Adviser by the New Nuveen ETF and Nuveen’s fees paid by the Adviser. The Board also considered whether Nuveen benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Nuveen Sub-Advisory Agreement between Nuveen and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the independent Trustees voting separately, approved the Nuveen Sub-Advisory Agreement for the New Nuveen ETF. In approving the Nuveen Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that, with respect to the New Nuveen ETF, the terms of the Nuveen Sub-Advisory Agreement are fair and reasonable and in the best interests of the New Nuveen ETF and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by Nuveen with respect to the Nuveen ETFs were appropriate; (b) Nuveen’s fees for the New Nuveen ETF and the unitary fee, considered in relation to the services provided, were reasonable; (c) any additional potential benefits to Nuveen were not of a magnitude to materially affect the Board’s conclusions; and (d) the fees paid to Nuveen adequately shared the economies of scale with the New Nuveen ETF by way of the relatively low fee structure of the Trust.
62

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	126	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	126	Principal Financial
Group (Director);
Bain Capital Specialty
Finance (Director);
Putnam Acquisition
Financing Inc.
(Director);
Putnam Acquisition
Financing LLC
(Director); Putnam
GP Inc. (Director);
Putnam Investor
Services, Inc.
(Director);
University
of Notre Dame
					(Trustee).
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007- April 2017).	126	Rydex Series Funds (Trustee);
Rydex Dynamic Funds (Trustee);
Rydex Variable Trust (Trustee);
Guggenheim Funds Trust (Trustee);
Guggenheim Variable Funds Trust (Trustee);
Guggenheim Strategy Funds Trust (Trustee);
Transparent Value Trust (Trustee);
Fiduciary/Claymore Energy Infrastructure
Fund (Trustee);
Guggenheim Taxable Municipal
Managed Duration
Trust (Trustee);
Guggenheim Strategic
Opportunities Fund (Trustee);
Guggenheim Enhanced,
Equity Income Fund (Trustee);
Guggenheim Credit Allocation Fund (Trustee);
					Guggenheim Energy & Income Fund (Trustee).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	126	The Motley Fool Funds Trust (Trustee).
63

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 - March 2020); Retired Executive Vice President, State Street Global Advisors (2012 - March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - March 2020); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	137	SSGA SPDR ETFs
Europe I plc (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
plc (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.
64

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present)*; President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 -present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
65

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.
66

SSGA Active Trust
Trustees
Dwight D. Churchill
Clare S. Richer
James E. Ross
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit www.ssga.com today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Because the Funds are actively managed, they are therefore subject to the risk that the investments selected by SSGA may cause the Funds to underperform relative to their benchmarks or other funds with similar investment objectives. Actively managed ETFs do not seek to replicate the performance of a specified index.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S& P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs. SSGA Funds Management has retained Massachusetts Financial Services Company as the sub-adviser.
Massachusetts Financial Services Company is not affiliated with State Street Global Advisors Funds Distributors, LLC.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit www.ssga.com. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.
© 2021 State Street Corporation - All Rights Reserved
SPDRACTIVEAR

Annual Report
June 30, 2021
SSGA Active Trust
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA US Sector Rotation ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's Financial Services, LLC, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States.
The S&P 500® Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans approximately 24 separate industry groups.
See accompanying notes to financial statements.
1

SPDR SSGA Fixed Income Sector Rotation
Management Discussion Of Fund Performance (Unaudited)
The SPDR SSGA Fixed Income Sector Rotation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 0.29%, and the Index was –0.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset allocation positioning and active rotation across fixed income sectors were primary drivers of Fund performance during the Reporting Period relative to the Index. While the world continued to grapple with the pandemic associated with COVID-19, financial markets delivered mostly strong performance as economies were supported by significant monetary and fiscal policy actions globally. And the rapid development of a vaccine enabled economic reopening, especially in developed markets. Many equity markets delivered performance over the past year that exceeded 40% while a recovering economy, increased inflation expectations as well as concerns over monetary policy withdrawal led to losses for many fixed income investments. The Fund was able to achieve positive absolute returns and outperform its benchmark largely due to investments made in credit sectors during the fourth quarter of 2020 as well as shifting to target a duration overweight during the second quarter of 2021. During the fourth quarter of 2020 the Fund held an overweight in investment grade credit and that position appreciated as credit spreads collapsed following a relatively benign US election outcome and news that effective COVID vaccines had been developed. The Fund also maintained an overweight duration position, largely implemented through long term corporate bonds, which contributed to favorable results during the second quarter of 2020. The position benefited the portfolio as interest rates stabilized and then declined following an interest rate scare early in the year as well as numerous inflation prints which exhibited elevated readings as the US and global economies rolled over the 1-year anniversary mark from some of the economic depths of the COVID crisis.
The Fund did not invest in derivatives during the Reporting Period.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR SSGA Fixed Income Sector Rotation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate Bond Index
ONE YEAR	0.29%	0.31%	(0.33)%	0.29%	0.31%	(0.33)%
SINCE INCEPTION(1)	10.79%	10.76%	12.04%	4.67%	4.66%	5.20%
(1)	For the period April 2, 2019 to June 30, 2021. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/19, 4/3/19, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Fixed Income Sector Rotation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
3

SPDR SSGA Fixed Income Sector Rotation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
SPDR Portfolio Mortgage Backed Bond ETF	30.3%
SPDR Portfolio Long Term Corporate Bond ETF	24.3
SPDR Portfolio Intermediate Term Corporate Bond ETF	22.5
SPDR Portfolio Intermediate Term Treasury ETF	11.4
SPDR Portfolio Long Term Treasury ETF	7.0
TOTAL	95.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Domestic Fixed Income	99.9%
Short Term Investments	29.8
Liabilities in Excess of Other Assets	(29.7)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
4

SPDR SSGA US Sector Rotation ETF
Management Discussion Of Fund Performance (Unaudited)
The SPDR SSGA US Sector Rotation ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the S&P 500® Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 36.48%, and the Index was 40.79%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Active allocation across U.S. sectors was the primary driver of Fund performance during the Reporting Period relative to the Index. While the world continued to grapple with the pandemic associated with COVID-19, financial markets delivered mostly strong performance as economies were supported by significant monetary and fiscal policy actions globally. And the rapid development of a vaccine enabled economic reopening, especially in developed markets. Many equity markets delivered performance over the past year that exceeded 40% while a recovering economy, increased inflation expectations as well as concerns over monetary policy withdrawal led to losses for many fixed income investments. Over the Reporting Period all U.S. equity sectors delivered positive absolute returns as equity markets recovered from the volatility brought on by the pandemic but there was still significant dispersion across sectors. While the Fund also delivered positive absolute returns, it trailed the Index primarily due to overweight or underweight allocations across consumer staples and financials. Our modeling favored consumer staples during the second half of 2020 based on favorable quality and sentiment characteristics. However, the sector trailed the broader market during the recovery. The financial sector contributed negatively because the Fund held an underweight allocation around the turn of 2020/2021 as economic growth accelerated, interest rates increased and the sector outperformed.
The Fund did not invest in derivatives during the Reporting Period.
On an sector level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Technology Select Sector SPDR Fund, the Communication Services Select Sector SPDR Fund and the Consumer Discretionary Select Sector SPDR Fund. None of the sector allocations held by the Fund had negative absolute returns over the Reporting Period.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
5

SPDR SSGA US Sector Rotation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P 500 Index	Net Asset Value	Market Value	S&P 500 Index
ONE YEAR	36.48%	36.31%	40.79%	36.48%	36.31%	40.79%
SINCE INCEPTION(1)	51.82%	51.84%	56.06%	20.45%	20.46%	21.94%
(1)	For the period April 2, 2019 to June 30, 2021. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/19, 4/3/19, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA US Sector Rotation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
6

SPDR SSGA US Sector Rotation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
The Technology Select Sector SPDR Fund	41.7%
The Materials Select Sector SPDR Fund	16.6
The Industrial Select Sector SPDR Fund	16.1
The Financial Select Sector SPDR Fund	12.6
The Communication Services Select Sector SPDR Fund	7.0
TOTAL	94.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2021

% of Net Assets
Domestic Equity	99.8%
Short Term Investments	28.6
Liabilities in Excess of Other Assets	(28.4)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
7

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.9%
DOMESTIC FIXED INCOME — 99.9%
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)(b)	39,726	$ 3,633,737
SPDR Portfolio Intermediate Term Corporate Bond ETF (a)(b)	508,248	18,652,702
SPDR Portfolio Intermediate Term Treasury ETF (a)	292,929	9,485,041
SPDR Portfolio Long Term Corporate Bond ETF (a)(b)	634,102	20,151,762
SPDR Portfolio Long Term Treasury ETF (a)	139,338	5,754,659
SPDR Portfolio Mortgage Backed Bond ETF (a)(b)	973,311	25,169,822
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $82,670,441)		82,847,723
SHORT-TERM INVESTMENTS — 29.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (c)(d)	136,849	136,849
State Street Navigator Securities Lending Portfolio II (e)(f)	24,628,973	24,628,973
TOTAL SHORT-TERM INVESTMENTS (Cost $24,765,822)		$ 24,765,822
TOTAL INVESTMENTS—129.7% (Cost $107,436,263)		107,613,545
LIABILITIES IN EXCESS OF OTHER ASSETS—(29.7)%		(24,639,701)
NET ASSETS—100.0%		$ 82,973,844
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.
8

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$ 82,847,723	$—	$—	$ 82,847,723
Short-Term Investments	24,765,822	—	—	24,765,822
TOTAL INVESTMENTS	$107,613,545	$—	$—	$107,613,545
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	—	$ —	$ 9,741,170	$ 6,103,656	$ (2,842)	$ (935)	39,726	$ 3,633,737	$ —
SPDR Bloomberg Barclays High Yield Bond ETF	43,696	4,420,287	2,706,432	7,324,826	298,320	(100,213)	—	—	104,963
SPDR Portfolio Intermediate Term Corporate Bond ETF	362,090	13,227,148	19,283,435	14,010,513	261,114	(108,482)	508,248	18,652,702	219,640
SPDR Portfolio Intermediate Term Treasury ETF	239,904	7,969,611	12,226,097	10,462,221	138,940	(387,386)	292,929	9,485,041	35,705
SPDR Portfolio Long Term Corporate Bond ETF	151,623	4,806,450	27,332,547	11,512,564	(381,262)	(93,409)	634,102	20,151,762	415,748
SPDR Portfolio Long Term Treasury ETF	—	—	10,332,144	4,596,683	(159,847)	179,045	139,338	5,754,659	10,398
SPDR Portfolio Mortgage Backed Bond ETF	578,818	15,506,534	21,360,024	11,053,427	(36,370)	(606,939)	973,311	25,169,822	514,167
State Street Institutional U.S. Government Money Market Fund, Class G Shares	1,091,555	1,091,555	1,738,586	2,693,292	—	—	136,849	136,849	377
State Street Navigator Securities Lending Portfolio II	9,882,034	9,882,034	494,143,581	479,396,642	—	—	24,628,973	24,628,973	91,988
Total		$56,903,619	$598,864,016	$547,153,824	$ 118,053	$(1,118,319)		$107,613,545	$1,392,986
See accompanying notes to financial statements.
9

SPDR SSGA US SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.8%
DOMESTIC EQUITY — 99.8%
The Communication Services Select Sector SPDR Fund (a)(b)	150,287	$ 12,168,738
The Consumer Staples Select Sector SPDR Fund (a)	67,445	4,719,127
The Energy Select Sector SPDR Fund (a)	100,084	5,391,525
The Financial Select Sector SPDR Fund (a)	599,399	21,991,949
The Industrial Select Sector SPDR Fund (a)(b)	274,818	28,141,363
The Materials Select Sector SPDR Fund (a)(b)	351,629	28,942,583
The Technology Select Sector SPDR Fund (a)	492,231	72,682,830
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $162,854,192)		174,038,115
SHORT-TERM INVESTMENTS — 28.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (c)(d)	422,278	422,278
State Street Navigator Securities Lending Portfolio II (e)(f)	49,478,804	49,478,804
TOTAL SHORT-TERM INVESTMENTS (Cost $49,901,082)		$ 49,901,082
TOTAL INVESTMENTS—128.4% (Cost $212,755,274)		223,939,197
LIABILITIES IN EXCESS OF OTHER ASSETS—(28.4)%		(49,543,582)
NET ASSETS—100.0%		$ 174,395,615
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.
10

SPDR SSGA US SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$ 174,038,115	$—	$—	$ 174,038,115
Short-Term Investments	49,901,082	—	—	49,901,082
TOTAL INVESTMENTS	$223,939,197	$—	$—	$223,939,197
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	11,345	$ 11,345	$ 3,046,762	$ 2,635,829	$ —	$ —	422,278	$ 422,278	$ 137
State Street Navigator Securities Lending Portfolio II	4,445,869	4,445,869	785,734,715	740,701,780	—	—	49,478,804	49,478,804	25,211
The Communication Services Select Sector SPDR Fund	164,031	8,864,235	67,203,985	68,723,881	3,706,001	1,118,398	150,287	12,168,738	109,364
The Consumer Discretionary Select Sector SPDR Fund	—	—	55,475,990	58,528,345	3,052,355	—	—	—	79,889
The Consumer Staples Select Sector SPDR Fund	29,312	1,718,856	36,226,229	34,245,499	1,093,058	(73,517)	67,445	4,719,127	308,461
The Energy Select Sector SPDR Fund	48,903	1,850,978	11,822,211	8,278,910	161,675	(164,429)	100,084	5,391,525	80,818
The Financial Select Sector SPDR Fund	476,814	11,033,476	38,269,748	30,345,553	82,330	2,951,948	599,399	21,991,949	180,249
The Health Care Select Sector SPDR Fund	174,726	17,484,831	21,873,013	40,229,961	1,660,385	(788,268)	—	—	—
The Industrial Select Sector SPDR Fund	—	—	48,539,135	22,979,724	2,679,806	(97,854)	274,818	28,141,363	130,621
The Materials Select Sector SPDR Fund	—	—	44,741,547	16,739,561	1,111,795	(171,198)	351,629	28,942,583	240,457
The Technology Select Sector SPDR Fund	249,472	26,067,329	84,344,217	50,289,156	7,553,789	5,006,651	492,231	72,682,830	330,110
The Utilities Select Sector SPDR Fund	28,492	1,607,804	39,080	1,670,440	17,223	6,333	—	—	—
Total		$73,084,723	$1,197,316,632	$1,075,368,639	$21,118,417	$7,788,064		$223,939,197	$1,485,317
See accompanying notes to financial statements.
11

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021

	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF
ASSETS
Investments in affiliated issuers, at value*	$107,613,545	$223,939,197
Receivable for fund shares sold	54	—
Dividends receivable — affiliated issuers	3	6
Securities lending income receivable — unaffiliated issuers	384	411
Securities lending income receivable — affiliated issuers	6,726	5,109
Receivable from Adviser	10,409	17,727
TOTAL ASSETS	107,631,121	223,962,450
LIABILITIES
Payable upon return of securities loaned	24,628,973	49,478,804
Payable for fund shares repurchased	—	19
Advisory fee payable	28,295	88,012
Trustees’ fees and expenses payable	9	—
TOTAL LIABILITIES	24,657,277	49,566,835
NET ASSETS	$ 82,973,844	$174,395,615
NET ASSETS CONSIST OF:
Paid-in Capital	$ 83,406,646	$158,155,243
Total distributable earnings (loss)	(432,802)	16,240,372
NET ASSETS	$ 82,973,844	$174,395,615
NET ASSET VALUE PER SHARE
Net asset value per share	$ 31.31	$ 44.38
Shares outstanding (unlimited amount authorized, no par value)	2,650,000	3,930,000
COST OF INVESTMENTS:
Investments in affiliated issuers	$107,436,263	$212,755,274
* Includes investments in securities on loan, at value	$ 26,667,803	$ 60,264,358
See accompanying notes to financial statements.
12

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2021

	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF
INVESTMENT INCOME
Dividend income — affiliated issuers	$ 1,300,998	$ 1,460,106
Unaffiliated securities lending income	21,396	14,373
Affiliated securities lending income	91,988	25,211
TOTAL INVESTMENT INCOME (LOSS)	1,414,382	1,499,690
EXPENSES
Advisory fee	232,271	548,060
Trustees’ fees and expenses	1,012	1,427
Miscellaneous expenses	113	—
TOTAL EXPENSES	233,396	549,487
NET INVESTMENT INCOME (LOSS)	$ 1,180,986	$ 950,203
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — affiliated issuers	(483,189)	10,488,293
In-kind redemptions — affiliated issuers	601,242	10,630,124
Net realized gain (loss)	118,053	21,118,417
Net change in unrealized appreciation/depreciation on:
Investments — affiliated issuers	(1,118,319)	7,788,064
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,000,266)	28,906,481
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 180,720	$29,856,684
See accompanying notes to financial statements.
13

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Fixed Income Sector Rotation ETF		SPDR SSGA US Sector Rotation ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 1,180,986	$ 668,251	$ 950,203	$ 664,440
Net realized gain (loss)	118,053	(73,337)	21,118,417	(1,166,789)
Net change in unrealized appreciation/depreciation	(1,118,319)	985,859	7,788,064	3,040,370
Net increase (decrease) in net assets resulting from operations	180,720	1,580,773	29,856,684	2,538,021
Net equalization credits and charges	(305,734)	(143,677)	(102,983)	34,502
Distributions to shareholders	(1,399,502)	(785,178)	(1,087,675)	(704,061)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	55,227,077	37,162,072	131,380,293	62,332,050
Cost of shares redeemed	(18,048,847)	(1,820,074)	(54,370,975)	(9,684,741)
Net income equalization	305,734	143,677	102,983	(34,502)
Net increase (decrease) in net assets from beneficial interest transactions	37,483,964	35,485,675	77,112,301	52,612,807
Net increase (decrease) in net assets during the period	35,959,448	36,137,593	105,778,327	54,481,269
Net assets at beginning of period	47,014,396	10,876,803	68,617,288	14,136,019
NET ASSETS AT END OF PERIOD	$ 82,973,844	$47,014,396	$174,395,615	$68,617,288
SHARES OF BENEFICIAL INTEREST:
Shares sold	1,750,000	1,180,000	3,220,000	1,940,000
Shares redeemed	(570,000)	(60,000)	(1,380,000)	(310,000)
Net increase (decrease) from share transactions	1,180,000	1,120,000	1,840,000	1,630,000
See accompanying notes to financial statements.
14

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Fixed Income Sector Rotation ETF
	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 4/3/2019*- 6/30/19
Net asset value, beginning of period	$ 31.98	$ 31.08	$ 30.10
Income (loss) from investment operations:
Net investment income (loss) (a)	0.63	0.81	0.15
Net realized and unrealized gain (loss) (b)	(0.37)	1.31	0.99
Total from investment operations	0.26	2.12	1.14
Net equalization credits and charges (a)	(0.16)	(0.17)	0.00(c)
Distributions to shareholders from:
Net investment income	(0.77)	(1.05)	(0.16)
Net asset value, end of period	$ 31.31	$ 31.98	$ 31.08
Total return (d)	0.29%	6.42%	3.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$82,974	$47,014	$10,877
Ratios to average net assets:
Total expenses (e)	0.39%	0.31%	0.31%(f)
Net investment income (loss)	1.99%	2.57%	1.98%(f)
Portfolio turnover rate (g)	79%	150%	32%(h)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(h)	Not annualized.
See accompanying notes to financial statements.
15

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA US Sector Rotation ETF
	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 4/3/2019*- 6/30/19
Net asset value, beginning of period	$ 32.83	$ 30.73	$ 30.09
Income (loss) from investment operations:
Net investment income (loss) (a)	0.36	0.57	0.23
Net realized and unrealized gain (loss) (b)	11.62	1.98	0.55
Total from investment operations	11.98	2.55	0.78
Net equalization credits and charges (a)	(0.04)	0.03	(0.03)
Distributions to shareholders from:
Net investment income	(0.39)	(0.48)	(0.11)
Net asset value, end of period	$ 44.38	$ 32.83	$ 30.73
Total return (c)	36.48%	8.52%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$174,396	$68,617	$14,136
Ratios to average net assets:
Total expenses (d)	0.52%	0.49%	0.49%(e)
Net investment income (loss)	0.89%	1.79%	3.12%(e)
Portfolio turnover rate (f)	263%	154%	39%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.
(d)	Does not include expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.
16

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2021, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA US Sector Rotation ETF
Each Fund is classified as a diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not
17

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•   Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' underlying benchmarks. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value
18

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•   Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2021, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
19

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income, if any, are declared and paid monthly for SPDR SSGA Fixed Income Sector Rotation ETF and declared and paid quarterly for SPDR SSGA US Sector Rotation ETF.
Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Fees and Transactions with Affiliates
Advisory Fee
The Trust on behalf of each Fund has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR SSGA Fixed Income Sector Rotation ETF	0.50%
SPDR SSGA US Sector Rotation ETF	0.70
Each Fund's Advisory fee is reduced by any acquired fund fees and expenses attributable to each Fund's investments in other investment companies. For the period ended June 30, 2021, the net annualized advisory fee was 0.39%, and
20

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

0.52%, for SPDR SSGA Fixed Income Sector Rotation ETF and SPDR SSGA US Sector Rotation ETF respectively.
The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2021 are disclosed in the Schedules of Investments.
4.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
21

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

5.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2021, were as follows:
	Purchases	Sales
SPDR SSGA Fixed Income Sector Rotation ETF	$ 47,759,866	$ 47,016,793
SPDR SSGA US Sector Rotation ETF	281,257,845	281,588,516
For the year ended June 30, 2021, the following Funds had in-kind contributions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR SSGA Fixed Income Sector Rotation ETF	$ 55,221,982	$18,047,095	$ 601,242
SPDR SSGA US Sector Rotation ETF	127,277,309	50,442,513	10,630,124
6.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash . Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
7.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes
22

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund's tax positions and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for in-kind transactions, distributions in excess of current earnings and wash sale loss deferrals. In addition, certain funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Fixed Income Sector Rotation ETF	$1,399,502	$—	$1,399,502
SPDR SSGA US Sector Rotation ETF	1,087,675	—	1,087,675
The tax character of distributions paid during the year ended June 30, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Fixed Income Sector Rotation ETF	$ 785,178	$ —	$ 785,178
SPDR SSGA US Sector Rotation ETF	704,061	—	704,061
23

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

At June 30, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
SPDR SSGA Fixed Income Sector Rotation ETF	$ —	$—	$—	$ 137,022	$(569,824)	$ (432,802)
SPDR SSGA US Sector Rotation ETF	5,107,960	—	—	11,132,412	—	16,240,372
As of June 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Fixed Income Sector Rotation ETF	$107,476,523	$ 494,205	$357,183	$ 137,022
SPDR SSGA US Sector Rotation ETF	212,806,785	11,643,327	510,915	11,132,412
8.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
24

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

The market value of securities on loan as of June 30, 2021, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of June 30, 2021:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR SSGA Fixed Income Sector Rotation ETF	$ 26,667,803	$ 24,628,973	$ 2,650,278	$ 27,279,251
SPDR SSGA US Sector Rotation ETF	60,264,358	49,478,804	11,771,444	61,250,248
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2021:
		Remaining Contractual Maturity of the Agreements as of June 30, 2021
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR SSGA Fixed Income Sector Rotation ETF	Mutual Funds and Exchange Traded Products	$24,628,973	$—	$—	$—	$24,628,973	$24,628,973
SPDR SSGA US Sector Rotation ETF	Mutual Funds and Exchange Traded Products	49,478,804	—	—	—	49,478,804	49,478,804
25

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

9.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds' were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds invest in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk
A Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.
Market Risk
Each Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world,
26

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
10.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
27

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR SSGA Fixed Income Sector Rotation ETF and SPDR SSGA US Sector Rotation ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR SSGA Fixed Income Sector Rotation ETF and SPDR SSGA US Sector Rotation ETF (collectively referred to as the “Funds”) (two of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from April 3, 2019 (commencement of operations) through June 30, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting SSGA Active Trust) at June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and the period from April 3, 2019 (commencement of operations) through June 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose
28

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM  (continued)

of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 30, 2021
29

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2021 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
30

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF
Annualized Expense Ratio	0.38%	0.52%
Actual:
Ending Account Value	$ 981.50	$1,104.70
Expenses Paid During Period	1.87	2.71
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,022.90	1,022.20
Expenses Paid During Period(a)	1.91	2.61
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
31

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2021.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2021 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Capital Gain Dividend
The Funds hereby designate as a capital gain dividend the amount reflected below, or if subsequently determined to be different, the net capital gain of such fiscal period.
Amount
SPDR SSGA Fixed Income Sector Rotation ETF	$ 142
SPDR SSGA US Sector Rotation ETF	360,780
32

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.ssga.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the investment adviser voted for the 12-month period ended June 30, is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Funds’ website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC's website at www.sec.gov, and on the Funds' website at www.ssga.com. The Funds’ schedules of investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
33

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to June 30, 2021, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR SSGA US Sector Rotation ETF and the SPDR SSGA Fixed Income Sector Rotation ETF (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) fees charged to comparable funds, (iii) other benefits to the Adviser, and (iv) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and
34

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds.
Investment Performance
The Board compared the investment performance of each series of the Trust to the performance of an appropriate benchmark (gross of expenses) and to the performance of a group of comparable funds (net of expenses) (“Performance Group”) obtained from Broadridge Financial Solutions, Inc. (“Broadridge”). Among other information, the Board considered the following performance information over various periods ended December 31, 2020 in its evaluation of the Funds:
SPDR SSGA US Sector Rotation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the most recent 1-year period. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-year and since inception periods.
SPDR SSGA Fixed Income Sector Rotation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the most recent 1-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-year and since inception periods.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser and its affiliates, including data on the Funds’ historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
35

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a Fund’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the advisory fee rate for each Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of the Funds had been satisfactory; (c) the Adviser’s unitary fee for each Fund considered in relation to the services provided, and in relation to the fees
36

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

charged to comparable funds, was reasonable; (d) the profitability of the Trust’s relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust.
37

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	126	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	126	Principal Financial
Group (Director);
Bain Capital Specialty
Finance (Director);
Putnam Acquisition
Financing Inc.
(Director);
Putnam Acquisition
Financing LLC
(Director); Putnam
GP Inc. (Director);
Putnam Investor
Services, Inc.
(Director);
University
of Notre Dame
					(Trustee).
38

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007- April 2017).	126	Rydex Series Funds (Trustee);
Rydex Dynamic Funds (Trustee);
Rydex Variable Trust (Trustee);
Guggenheim Funds Trust (Trustee);
Guggenheim Variable Funds Trust (Trustee);
Guggenheim Strategy Funds Trust (Trustee);
Transparent Value Trust (Trustee);
Fiduciary/Claymore Energy Infrastructure
Fund (Trustee);
Guggenheim Taxable Municipal
Managed Duration
Trust (Trustee);
Guggenheim Strategic
Opportunities Fund (Trustee);
Guggenheim Enhanced,
Equity Income Fund (Trustee);
Guggenheim Credit Allocation Fund (Trustee);
					Guggenheim Energy & Income Fund (Trustee).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	126	The Motley Fool Funds Trust (Trustee).
39

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 - March 2020); Retired Executive Vice President, State Street Global Advisors (2012 - March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - March 2020); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	137	SSGA SPDR ETFs
Europe I plc (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
plc (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.
40

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present)*; President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 -present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
41

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.
42

SSGA Active Trust
Trustees
Dwight D. Churchill
Clare S. Richer
James E. Ross
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit www.ssga.com today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit www.ssga.com. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.
© 2021 State Street Corporation - All Rights Reserved
SPDRROTATIONAR

Annual Report
June 30, 2021
SSGA Active Trust
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The JP Morgan Corporate Emerging Markets Bond Index Broad Diversified is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
The Bloomberg Barclays U.S. Aggregate 1-3 Year Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market that have a remaining maturity of greater than or equal to 1 year and less than 3 years.
The Bloomberg Barclays U.S. Aggregate Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.
See accompanying notes to financial statements.
1

SPDR DoubleLine Emerging Markets Fixed Income ETF
Management Discussion Of Fund Performance (Unaudited)
The SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation. The Fund’s benchmark is the JP Morgan Corporate Emerging Market Bond Index Broad Diversified (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 7.09%, and the Index was 8.67%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Lower allocation to high yield credits, and higher allocation to sovereign credits were the primary drivers of Fund underperformance during the Reporting Period relative to the Index. Over the 12-month period, high yield credits significantly outperformed their investment grade counterparts, while corporate credits outperformed their sovereign counterparts.
Notes:
•	Emerging market sovereign and corporate external bonds posted positive performance in the 12-month period ended June 30, 2021 against a backdrop of a nascent global economic recovery supported by significant fiscal and monetary policy responses by governments and central banks in developed and emerging markets to the severe shock to global growth and commodity prices induced by the COVID-19 pandemic outbreak.
•	The JPMorgan CEMBI Broad Diversified Index’s positive return in the 12-month period was driven by significant spread performance, with the spread over U.S Treasuries narrowing by 143 bps to 296 bps, and offsetting the impact of higher Treasury yields.
•	All regions across the corporate index posted positive returns. Africa was the best performing region, while Asia had the least positive return.
•	The U.S. Treasury curve steepened over the 12-month period. 2 year UST yields rose 10 bps over the 12-month period to end at 0.25%, while 10 year U.S. Treasury yields rose 81 bps over the 12-month period to end at 1.47%.
The Fund did not invest in derivatives during the Reporting Period.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR DoubleLine Emerging Markets Fixed Income ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified
ONE YEAR	7.09%	7.06%	8.67%	7.09%	7.06%	8.67%
FIVE YEARS	25.94%	27.07%	32.52%	4.72%	4.91%	5.79%
SINCE INCEPTION(1)	30.41%	30.46%	36.48%	5.22%	5.23%	6.15%
(1)	For the period April 13, 2016 to June 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Doubleline Emerging Markets Fixed Income ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.65%. Please see the financial highlights for the total expense for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
3

SPDR DoubleLine Emerging Markets Fixed Income ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
Panama Government International Bond 3.87% 7/23/2060	2.2%
Chile Electricity PEC SpA Zero Coupon, 1/25/2028	1.9
Saudi Government International Bond 3.45% 2/2/2061	1.9
Galaxy Pipeline Assets Bidco, Ltd. 2.16% 3/31/2034	1.8
Minejesa Capital B.V. 5.63% 8/10/2037	1.8
TOTAL	9.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2021

% of Net Assets
Corporate Bonds & Notes	66.4%
Foreign Government Obligations	31.5
Short-Term Investment	2.1
Liabilities in Excess of Other Assets	(0.0) *
TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
4

SPDR DoubleLine Short Duration Total Return Tactical ETF
Management Discussion Of Fund Performance (Unaudited)
The SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate 1-3 Year Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 1.70%, and the Index was 0.36%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary driver of outperformance was asset allocation as the portfolio maintained a higher credit allocation versus the benchmark. This contributed positively to performance as credit spreads tightened while the fundamental view on credit risk improved over the course of the reporting period. In terms of asset allocation, nearly half of the Fund was comprised of U.S. Treasuries and Agency MBS compared to almost eighty percent of the index. Duration return as a factor of performance was negligible as the duration positioning of the Fund was similar to the duration positioning of the benchmark.
Every sector of the Fund delivered positive total returns with high yield corporate bonds being the best-performing sector. Performance from corporate credit sectors such as high yield and investment grade corporate bonds can be attributed to strength in the underlying view of fundamental corporate credit risk since the COVID related tumult. Emerging market bonds enjoyed positive returns as commodities rallied while countries loosened restrictions and supply shortages began to form. Structured fixed income sectors such as commercial MBS and asset-backed securities contributed positively to performance as the approval of a COVID-19 vaccine seemed essential for the sectors’ rebound. In addition, delinquency rates on acutely affected commercial properties, such as hotels, began to taper, while consumer balance sheet’s improved notably driven by the stimulus payments received from the U.S. Department of Treasury. Non-Agency RMBS benefitted from improved delinquency rates along with robust housing market data. Collateralized loan obligations delivered positive returns as credit outlook improved and investors piled into floating rate assets during the first quarter of 2021. Agency MBS benefitted from notable demand from banks driving spreads tighter while U.S. Treasuries had menial positive returns as short term U.S. Treasury rates were muted.
The Fund did not invest in derivatives during the reporting period.
The top three positive contributing sectors to the performance of the Fund were high yield corporate bonds, Commercial MBS, and investment grade corporate bonds. While no sector delivered negative total returns, the U.S. Treasury allocation lagged other sectors on a contribution basis, followed by Collateralized loan obligations and asset-backed securities.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
5

SPDR DoubleLine Short Duration Total Return Tactical ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate 1-3 Year Index	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate 1-3 Year Index
ONE YEAR	1.70%	1.79%	0.36%	1.70%	1.79%	0.36%
FIVE YEARS	10.23%	10.07%	9.50%	1.97%	1.94%	1.83%
SINCE INCEPTION(1)	11.38%	11.52%	10.19%	2.09%	2.11%	1.88%
(1)	For the period April 13, 2016 to June 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Doubleline Short Duration Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.45%. Please see the financial highlights for the total expense for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
6

SPDR DoubleLine Short Duration Total Return Tactical ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
U.S. Treasury Note 2.75% 9/15/2021	5.7%
Federal Home Loan Mortgage Corp. 1.50% 3/1/2036	4.9
U.S. Treasury Bill 0.07% 3/24/2022	3.7
U.S. Treasury Note 1.63% 4/30/2023	3.4
U.S. Treasury Bill 0.07% 8/5/2021	3.4
TOTAL	21.1%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2021

% of Net Assets
Corporate Bonds & Notes	27.1%
U.S. Government Agency Obligations	25.4
U.S. Treasury Obligations	21.0
Asset-Backed Securities	11.2
Mortgage-Backed Securities	6.4
Foreign Government Obligations	1.6
Commercial Mortgage Backed Securities	1.2
Short-Term Investment	9.1
Liabilities in Excess of Other Assets	(3.0)
TOTAL	100.0%
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
7

SPDR DoubleLine Total Return Tactical ETF
Management Discussion Of Fund Performance (Unaudited)
The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund as measured by NAV was 0.81%, and the Index was –0.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary drivers of outperformance were asset allocation and duration positioning. In terms of asset allocation, the Fund maintained roughly thirty-seven percent weighting to credit risk sectors compared to approximately thirty percent in the benchmark. This contributed positively to outperformance as the credit allocation of the Fund maintained a shorter duration than the benchmark, benefitting the Fund when asset prices rallied while long term U.S. Treasury yields rose. In terms of duration positioning, the Fund consistently maintained a shorter duration position than the benchmark, which bolstered relative performance as the U.S. Treasury curve steepened.
High yield corporate credit was the best performing sector within the Fund as the fundamental view on credit risk improved, leading to tighter credit spreads. Emerging market debt enjoyed positive returns as commodities rallied while countries loosened restrictions and supply shortages began to form. Commercial MBS experienced strong returns as industries acutely impacted by COVID-19 restrictions, such as retail and hospitality, began to return to a more normalized rate of demand. Asset backed securities benefitted from returning demand in air travel, transportation networks, and households prioritizing debt repayments. Non-Agency RMBS also generated strong returns as both delinquency and forbearance rates improved, driven by a robust housing market and positive investor sentiment. Additionally, collateralized loan obligations delivered positive returns as the outlook for credit improved and investors piled into floating rate assets during the first quarter of 2021. The two sectors that detracted from the overall performance of the Fund were Agency MBS and U.S. Treasuries as rates sold-off. The sectors’ longer duration profiles, coupled with extension concerns on mortgages, negatively impacted performance.
The Fund did not invest in derivates during the Reporting Period.
On a sector level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were high yield corporate credit, Emerging Market debt, and Commercial MBS. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Agency RMBS and U.S. Treasuries. The sector that contributed least to positive performance were collateralized loan obligations.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
8

SPDR DoubleLine Total Return Tactical ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate Bond Index
ONE YEAR	0.81%	0.48%	(0.33)%	0.81%	0.48%	(0.33)%
FIVE YEARS	13.63%	13.42%	16.08%	2.59%	2.55%	3.03%
SINCE INCEPTION(1)	17.81%	17.72%	21.93%	2.61%	2.60%	3.17%
(1)	For the period February 23, 2015 to June 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Doubleline Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.55%. Please see the financial highlights for the total expense for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
9

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
Treasury Notes 0.25% 6/15/2024	3.6%
Treasury Notes 0.13% 1/15/2024	3.5
Treasury Notes 2.25% 11/15/2025	2.8
Treasury Notes 0.38% 11/30/2025	2.3
Treasury Notes 1.25% 6/30/2028	2.0
TOTAL	14.2%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2021

% of Net Assets
U.S. Government Agency Obligations	35.2%
U.S. Treasury Obligations	24.6
Mortgage-Backed Securities	8.0
Asset-Backed Securities	6.2
Commercial Mortgage Backed Securities	4.9
Foreign Government Obligations	1.7
Banks	2.4
Electric	1.3
Oil & Gas	0.9
Telecommunications	0.9
Software	0.9
Pipelines	0.9
Diversified Financial Services	0.7
Health Care Services	0.7
Insurance	0.7
Pharmaceuticals	0.6
Food	0.6
Retail	0.5
Real Estate Investment Trusts	0.5
Internet	0.4
Transportation	0.4
Media	0.3
Commercial Services	0.3
Chemicals	0.3
Entertainment	0.3
Packaging & Containers	0.3
Computers	0.3
Auto Manufacturers	0.2
Lodging	0.2
Mining	0.2
Aerospace & Defense	0.2
Miscellaneous Manufacturer	0.2
Electronics	0.2
Beverages	0.2
See accompanying notes to financial statements.
10

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (Unaudited)  (continued)

% of Net Assets
Building Materials	0.2%
Biotechnology	0.2
IT Services	0.2
Agriculture	0.2
Oil & Gas Services	0.2
Energy-Alternate Sources	0.1
Iron/Steel	0.1
Leisure Time	0.1
Airlines	0.1
Machinery-Diversified	0.1
Household Products & Wares	0.1
Advertising	0.1
Forest Products & Paper	0.1
Semiconductors	0.1
Water	0.1
Auto Parts & Equipment	0.0*
Environmental Control	0.0*
Health Care Products	0.0*
Distribution & Wholesale	0.0*
Home Builders	0.0*
Investment Company Security	0.0*
Coal	0.0*
Construction Materials	0.0*
Real Estate	0.0*
Home Furnishings	0.0*
Metal Fabricate & Hardware	0.0*
Engineering & Construction	0.0*
Cosmetics/Personal Care	0.0*
Apparel	0.0*
Food Service	0.0*
Housewares	0.0*
Household Products	0.0*
Trucking & Leasing	0.0*
Toys/Games/Hobbies	0.0*
Gas	0.0*
Machinery, Construction & Mining	0.0*
Hand & Machine Tools	0.0*
Short-Term Investment	2.0
Liabilities in Excess of Other Assets	(0.2)
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.
(The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
11

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 66.4%
ARGENTINA — 0.7%
Banco Macro SA Series REGS, USD 5 Year Swap Rate + 5.46%, 6.75%, 11/4/2026 (a)	$ 550,000	$ 457,556
Pampa Energia SA Series REGS, 7.50%, 1/24/2027	450,000	405,662
		863,218
BRAZIL — 4.3%
Banco do Estado do Rio Grande do Sul SA:
5 year CMT + 4.93%, 5.38%, 1/28/2031 (a)(b)	200,000	204,534
Series REGS, 5 year CMT + 4.93%, 5.38%, 1/28/2031 (a)	200,000	204,534
Braskem Netherlands Finance BV 5 year CMT + 8.22%, 8.50%, 1/23/2081 (a)(b)	600,000	700,326
CSN Islands XII Corp. Series REGS, 7.00%, 9/23/2021	700,000	705,894
Itau Unibanco Holding SA Series REGS, 5 year CMT + 3.22%, 4.63%, 2/27/2025 (a)	1,000,000	962,610
Petrobras Global Finance B.V.:
5.50%, 6/10/2051	1,100,000	1,100,165
6.75%, 6/3/2050	1,000,000	1,167,500
Suzano Austria GmbH 3.13%, 1/15/2032 (c)	250,000	247,397
		5,292,960
CAYMAN ISLANDS — 2.7%
Banco Nacional de Costa Rica Series REGS, 5 year CMT + 3.00%, 3.80%, 8/11/2026	1,500,000	1,502,325
CK Hutchison Capital Securities 17, Ltd. Series REGS, 5 Year CMT + 2.07%, 4.00%, 5/12/2022 (a)	1,837,000	1,873,281
		3,375,606
CHILE — 4.7%
Antofagasta PLC Series REGS, 2.38%, 10/14/2030	400,000	385,708
CAP SA 3.90%, 4/27/2031 (b)	600,000	600,168
Chile Electricity PEC SpA Zero Coupon, 1/25/2028 (b)	2,900,000	2,349,754
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	139,100	139,795
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	1,533,240	1,588,130
Empresa Electrica Guacolda SA Series REGS, 4.56%, 4/30/2025	400,000	285,412
Engie Energia Chile SA 3.40%, 1/28/2030	200,000	205,226
VTR Finance NV Series REGS, 6.38%, 7/15/2028	200,000	212,962
		5,767,155
CHINA — 2.9%
Baidu, Inc. 3.43%, 4/7/2030	200,000	216,942
See accompanying notes to financial statements.
12

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
JD.com, Inc. 3.38%, 1/14/2030	$ 1,400,000	$ 1,495,326
State Grid Overseas Investment 2013, Ltd. Series REGS, 3.13%, 5/22/2023	200,000	208,664
State Grid Overseas Investment 2016, Ltd. Series EMTN, 1.00%, 8/5/2025	700,000	691,515
Tencent Holdings, Ltd. 2.39%, 6/3/2030 (b)	1,000,000	996,450
		3,608,897
COLOMBIA — 2.8%
AI Candelaria Spain SLU 5.75%, 6/15/2033 (b)	500,000	514,845
Banco Davivienda SA 10 Year CMT + 5.08%, 6.65%, 4/22/2031 (a)(b)	400,000	419,204
Empresas Publicas de Medellin ESP:
Series REGS, 4.25%, 7/18/2029	1,500,000	1,495,215
Series REGS, 4.38%, 2/15/2031	500,000	495,050
Gran Tierra Energy International Holdings, Ltd. Series REGS, 6.25%, 2/15/2025	600,000	532,740
		3,457,054
GUATEMALA — 0.2%
Investment Energy Resources, Ltd. 6.25%, 4/26/2029 (b)	200,000	216,382
INDIA — 4.1%
Adani International Container Terminal Pvt, Ltd. 3.00%, 2/16/2031 (b)	400,000	386,944
Adani International Container Terminal Pvt., Ltd. Series REGS, 3.00%, 2/16/2031	200,000	193,045
Adani Ports & Special Economic Zone, Ltd.:
3.10%, 2/2/2031	1,000,000	953,180
Series REGS, 3.38%, 7/24/2024	600,000	624,384
Series REGS, 4.38%, 7/3/2029	700,000	731,108
JSW Hydro Energy, Ltd. 4.13%, 5/18/2031 (b)	300,000	303,900
Network i2i, Ltd. 5 Year CMT + 4.28%, 5.65%, 1/15/2025 (a)(b)	200,000	213,536
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 7/27/2026	600,000	639,386
Reliance Industries, Ltd. Series REGS, 5.40%, 2/14/2022	500,000	513,830
Ultratech Cement, Ltd. 2.80%, 2/16/2031	200,000	193,520
Vedanta Resources, Ltd. Series REGS, 6.13%, 8/9/2024	400,000	335,440
		5,088,273
INDONESIA — 3.7%
Minejesa Capital B.V.:
Series REGS, 4.63%, 8/10/2030	800,000	847,736
Series REGS, 5.63%, 8/10/2037	2,000,000	2,169,020
See accompanying notes to financial statements.
13

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Perusahaan Listrik Negara PT Series REGS, 5.50%, 11/22/2021	$ 1,500,000	$ 1,526,235
		4,542,991
JAMAICA — 0.1%
Digicel Group Holdings, Ltd.:
7.00%, 10/1/2169 (b)	64,616	49,923
8.00%, 4/1/2025 (b)	43,544	36,928
		86,851
KUWAIT — 0.6%
MEGlobal Canada ULC:
5.00%, 5/18/2025 (b)	200,000	224,194
5.88%, 5/18/2030 (b)	400,000	493,220
		717,414
MALAYSIA — 3.9%
CIMB Bank Bhd 3.26%, 3/15/2022	400,000	406,388
Malayan Banking Bhd USD 5 Year Swap Rate + 2.54%, 3.91%, 10/29/2026 (a)	1,000,000	1,007,360
Petronas Capital, Ltd.:
2.48%, 1/28/2032 (b)	400,000	402,128
Series REGS, 3.50%, 3/18/2025	600,000	649,782
3.50%, 4/21/2030 (b)	200,000	218,758
TNB Global Ventures Capital Bhd Series EMTN, 3.24%, 10/19/2026	2,000,000	2,138,140
		4,822,556
MEXICO — 1.7%
Banco Mercantil del Norte SA:
Series REGS, 10 Year CMT + 5.35%, 7.63%, 10/6/2169	200,000	226,644
Series REGS, 10 Year CMT + 5.47%, 7.50%, 6/27/2029 (a)	800,000	904,688
Credito Real SAB de CV Series REGS, 5 Year CMT + 7.03%, 9.13%, 11/29/2022 (a)	200,000	141,222
Mexarrend SAPI de CV 10.25%, 7/24/2024 (b)	300,000	281,865
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 1/29/2025 (a)	800,000	597,808
		2,152,227
PANAMA — 7.0%
AES Panama Generation Holdings SRL:
4.38%, 5/31/2030 (b)	400,000	418,772
Series REGS, 4.38%, 5/31/2030	1,100,000	1,151,623
Banco General SA 10 Year CMT + 3.67%, 5.25%, 5/7/2031 (a)(b)	800,000	830,960
See accompanying notes to financial statements.
14

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Banco Latinoamericano de Comercio Exterior SA 2.38%, 9/14/2025 (b)	$ 200,000	$ 205,038
Banco Nacional de Panama 2.50%, 8/11/2030 (b)	300,000	290,328
Banistmo SA Series REGS, 3.65%, 9/19/2022	1,900,000	1,939,045
Global Bank Corp. Series REGS, 4.50%, 10/20/2021	400,000	402,780
Multibank, Inc. Series REGS, 4.38%, 11/9/2022	1,650,000	1,687,983
UEP Penonome II SA 6.50%, 10/1/2038 (b)	1,676,150	1,718,573
		8,645,102
PARAGUAY — 0.3%
Banco Continental SAECA 2.75%, 12/10/2025 (b)	350,000	344,376
PERU — 5.3%
Banco BBVA Peru SA 5 year CMT + 2.75%, 5.25%, 9/22/2029 (a)	200,000	210,300
Banco de Credito del Peru:
5 year CMT + 3.00%, 3.13%, 7/1/2030 (a)	400,000	397,824
5 year CMT + 3.00%, 3.13%, 7/1/2030 (a)(b)	250,000	248,640
Banco Internacional del Peru SAA Interbank Series REGS, 3 Month USD LIBOR + 5.76%, 6.63%, 3/19/2029	898,000	957,070
Banco Internacional del Peru SAA Interbank Series REGS, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (a)	700,000	690,844
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	947,941	964,170
Hunt Oil Co. of Peru LLC Sucursal Del Peru Series REGS, 6.38%, 6/1/2028	1,100,000	1,159,521
Inkia Energy, Ltd. 5.88%, 11/9/2027	200,000	207,340
Nexa Resources SA Series REGS, 5.38%, 5/4/2027	400,000	429,712
Orazul Energy Egenor SCA 5.63%, 4/28/2027	400,000	412,800
Peru LNG S.r.l. Series REGS, 5.38%, 3/22/2030	1,000,000	861,310
		6,539,531
QATAR — 0.2%
Ooredoo International Finance, Ltd. Series REGS, 3.25%, 2/21/2023	200,000	208,504
SAUDI ARABIA — 0.3%
SA Global Sukuk, Ltd. 2.69%, 6/17/2031 (b)	400,000	404,652
SINGAPORE — 11.2%
DBS Group Holdings, Ltd.:
Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (a)	1,300,000	1,303,250
USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (a)	300,000	301,083
Series GMTN, 5 year CMT + 1.10%, 1.82%, 3/10/2031 (a)	700,000	697,676
See accompanying notes to financial statements.
15

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
5 year CMT + 1.91%, 3.30%, 2/27/2025 (a)	$ 200,000	$ 205,816
LLPL Capital Pte, Ltd. 6.88%, 2/4/2039 (b)	364,800	424,740
Oversea-Chinese Banking Corp., Ltd.:
5 year CMT + 1.58%, 1.83%, 9/10/2030 (a)(b)	500,000	499,640
Series REGS, 5 year CMT + 1.58%, 1.83%, 9/10/2030 (a)	1,700,000	1,698,776
PSA Treasury Pte, Ltd.:
Series GMTN, 2.13%, 9/5/2029	2,000,000	2,038,620
2.25%, 4/30/2030	800,000	821,105
SingTel Group Treasury Pte, Ltd. 1.88%, 6/10/2030	1,500,000	1,484,859
Temasek Financial I, Ltd.:
1.00%, 10/6/2030 (b)	2,100,000	1,969,359
Series REGS, 1.00%, 10/6/2030	250,000	234,448
United Overseas Bank, Ltd.:
Series EMTN, USD 5 Year Swap Rate + 1.79%, 3.88%, 10/19/2023 (a)	600,000	625,050
Series EMTN, USD 5 Year Swap Rate + 2.24%, 3.50%, 9/16/2026 (a)	200,000	200,940
5 year CMT + 1.52%, 1.75%, 3/16/2031 (a)	800,000	794,816
Series EMTN, USD 5 Year Swap Rate + 1.65%, 2.88%, 3/8/2027 (a)	600,000	607,188
		13,907,366
SOUTH KOREA — 5.3%
Korea East-West Power Co., Ltd.:
1.75%, 5/6/2025 (b)	200,000	204,196
Series REGS, 1.75%, 5/6/2025	1,100,000	1,123,078
Korea Southern Power Co., Ltd. 0.75%, 1/27/2026 (b)	1,000,000	975,600
KT Corp. Series REGS, 2.50%, 7/18/2026	800,000	839,184
LG Chem, Ltd. 2.38%, 7/7/2031 (b)(c)	200,000	199,372
NongHyup Bank 1.25%, 7/20/2025 (b)	600,000	600,618
POSCO:
Series REGS, 2.38%, 11/12/2022	400,000	408,824
Series REGS, 2.38%, 1/17/2023	600,000	614,298
Series REGS, 2.75%, 7/15/2024	400,000	420,392
Shinhan Financial Group Co., Ltd. 5 year CMT + 2.06%, 2.88%, 5/12/2026 (a)(b)	550,000	547,228
Woori Bank Series REGS, 5 year CMT + 2.66%, 4.25%, 10/4/2024 (a)	600,000	623,016
		6,555,806
THAILAND — 1.0%
Bangkok Bank PCL 5.00%, 12/31/2051	400,000	422,744
See accompanying notes to financial statements.
16

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Kasikornbank PCL Series EMTN, 5 year CMT + 4.94%, 5.28%, 10/14/2025 (a)	$ 600,000	$ 634,800
PTTEP Treasury Center Co., Ltd. 2.59%, 6/10/2027 (b)	200,000	207,402
		1,264,946
UNITED ARAB EMIRATES — 2.2%
Galaxy Pipeline Assets Bidco, Ltd.:
2.16%, 3/31/2034 (b)	2,300,000	2,261,337
Series REGS, 2.63%, 3/31/2036	500,000	490,461
		2,751,798
UNITED STATES — 1.2%
JBS Finance Luxembourg S.a.r.l 3.63%, 1/15/2032 (b)	1,500,000	1,497,435
TOTAL CORPORATE BONDS & NOTES (Cost $81,027,571)		82,111,100
FOREIGN GOVERNMENT OBLIGATIONS — 31.5%
BRAZIL — 1.3%
Brazil Government International Bond 3.75%, 9/12/2031	300,000	297,498
Brazilian Government International Bond:
5.00%, 1/27/2045	300,000	303,861
5.63%, 2/21/2047	900,000	982,260
		1,583,619
CHILE — 1.8%
Chile Government International Bond:
3.10%, 1/22/2061	1,500,000	1,435,890
3.50%, 1/25/2050	700,000	735,259
		2,171,149
COLOMBIA — 3.3%
Colombia Government International Bond:
2.63%, 3/15/2023	1,000,000	1,022,500
3.13%, 4/15/2031	500,000	489,205
3.25%, 4/22/2032	1,000,000	978,480
4.13%, 5/15/2051	950,000	900,144
5.00%, 6/15/2045	700,000	743,785
		4,134,114
DOMINICAN REPUBLIC — 1.6%
Dominican Republic International Bond Series 144A, 4.88%, 9/23/2032 (b)	1,900,000	1,963,308
See accompanying notes to financial statements.
17

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
INDONESIA — 3.2%
Indonesia Government International Bond:
3.70%, 10/30/2049	$ 1,600,000	$ 1,677,568
4.35%, 1/11/2048	500,000	567,510
Perusahaan Penerbit SBSN Indonesia III:
Series 144A, 2.55%, 6/9/2031 (b)	600,000	602,622
Series REGS, 3.80%, 6/23/2050	1,100,000	1,150,094
		3,997,794
MALAYSIA — 2.4%
Malaysia Sovereign Sukuk Bhd Series REGS, 3.04%, 4/22/2025	800,000	857,024
Malaysia Sukuk Global Bhd Series REGS, 3.18%, 4/27/2026	250,000	272,690
Malaysia Wakala Sukuk Bhd 2.07%, 4/28/2031 (b)	250,000	252,482
Malaysia Wakala Sukuk Bhd. 3.08%, 4/28/2051 (b)	1,500,000	1,566,360
		2,948,556
MEXICO — 3.8%
Mexico Government International Bond:
3.77%, 5/24/2061	1,700,000	1,584,077
4.28%, 8/14/2041	1,600,000	1,681,488
4.50%, 1/31/2050	500,000	532,050
4.60%, 2/10/2048	800,000	859,728
		4,657,343
PANAMA — 3.4%
Panama Government International Bond:
2.25%, 9/29/2032	300,000	287,946
3.87%, 7/23/2060	2,600,000	2,655,874
4.00%, 9/22/2024	600,000	654,030
4.30%, 4/29/2053	600,000	665,172
		4,263,022
PERU — 1.8%
Peruvian Government International Bond:
3.30%, 3/11/2041	1,350,000	1,365,025
3.55%, 3/10/2051	850,000	883,133
		2,248,158
PHILIPPINES — 2.9%
Philippine Government International Bond:
2.46%, 5/5/2030	400,000	416,512
2.65%, 12/10/2045	900,000	833,607
3.70%, 3/1/2041	1,200,000	1,295,232
See accompanying notes to financial statements.
18

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
3.70%, 2/2/2042	$ 1,000,000	$ 1,079,280
		3,624,631
QATAR — 0.3%
Qatar Government International Bond Series REGS, 3.38%, 3/14/2024	300,000	321,750
SAUDI ARABIA — 3.2%
Saudi Government International Bond:
Series REGS, 2.88%, 3/4/2023	500,000	518,600
Series 144A, 2.90%, 10/22/2025 (b)	850,000	910,078
Series REGS, 3.45%, 2/2/2061	2,350,000	2,344,548
Series REGS, 3.75%, 1/21/2055	200,000	211,101
		3,984,327
SOUTH KOREA — 0.8%
Korea Development Bank 1.00%, 9/9/2026	200,000	198,714
Korea Electric Power Corp.:
Series 144A, 1.13%, 6/15/2025 (b)	400,000	398,868
Series REGS, 1.13%, 6/15/2025	200,000	199,434
Korea Hydro & Nuclear Power Co., Ltd. Series 144A, 1.25%, 4/27/2026 (b)	200,000	199,058
		996,074
UNITED ARAB EMIRATES — 1.7%
Abu Dhabi Government International Bond:
Series 144A, 3.13%, 4/16/2030 (b)	400,000	434,756
Series REGS, 3.13%, 9/30/2049	1,400,000	1,426,460
Series REGS, 3.88%, 4/16/2050	200,000	230,250
		2,091,466
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $37,879,902)		38,985,311

See accompanying notes to financial statements.
19

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 2.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (d) (e) (Cost $2,549,386)	2,549,386	$ 2,549,386
TOTAL INVESTMENTS — 100.0% (Cost $121,456,859)		123,645,797
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (f)		(2,699)
NET ASSETS — 100.0%		$ 123,643,098
(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 23.3% of net assets as of June 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	When-issued security.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2021.
(f)	Amount is less than 0.05% of net assets.
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 82,111,100	$—	$ 82,111,100
Foreign Government Obligations	—	38,985,311	—	38,985,311
Short-Term Investment	2,549,386	—	—	2,549,386
TOTAL INVESTMENTS	$2,549,386	$121,096,411	$—	$123,645,797
See accompanying notes to financial statements.
20

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Industry Breakdown as of June 30, 2021

% of Net Assets
Foreign Government Obligations	31.5%
Banks	19.5
Electric	15.1
Oil & Gas	5.5
Pipelines	3.3
Energy-Alternate Sources	3.2
Transportation	2.4
Diversified Financial Services	2.4
Telecommunications	2.4
Commercial Services	2.2
Iron/Steel	2.2
Internet	2.2
Holding Companies-Diversified	1.5
Chemicals	1.4
Food	1.2
Mining	1.1
Forest Products & Paper	0.2
Investment Company Security	0.2
Media	0.2
Multi-National	0.2
Short-Term Investment	2.1
Liabilities in Excess of Other Assets	(0.0)
TOTAL	100.0%
(The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	780,408	$780,408	$70,498,769	$68,729,791	$—	$—	2,549,386	$2,549,386	$1,064
See accompanying notes to financial statements.
21

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 27.1%
ADVERTISING — 0.0% (a)
Clear Channel Outdoor Holdings, Inc. 7.50%, 6/1/2029 (b)	$ 40,000	$ 41,435
AEROSPACE & DEFENSE — 0.4%
Boeing Co. 4.51%, 5/1/2023	490,000	522,266
TransDigm, Inc.:
4.88%, 5/1/2029 (b)	30,000	30,315
5.50%, 11/15/2027	40,000	41,708
6.25%, 3/15/2026 (b)	65,000	68,563
8.00%, 12/15/2025 (b)	10,000	10,803
Triumph Group, Inc. 7.75%, 8/15/2025	25,000	25,731
		699,386
AGRICULTURE — 0.3%
BAT International Finance PLC 1.67%, 3/25/2026	515,000	515,639
AIRLINES — 0.5%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.75%, 4/20/2029 (b)	175,000	189,248
Southwest Airlines Co. 4.75%, 5/4/2023	470,000	504,442
United Airlines, Inc. 4.63%, 4/15/2029 (b)	40,000	41,432
		735,122
AUTO MANUFACTURERS — 0.6%
General Motors Financial Co., Inc. 5.25%, 3/1/2026	450,000	519,885
Hyundai Capital America 2.85%, 11/1/2022 (b)	485,000	498,692
		1,018,577
AUTO PARTS & EQUIPMENT — 0.1%
Clarios Global L.P./Clarios US Finance Co. 6.25%, 5/15/2026 (b)	45,000	47,928
Goodyear Tire & Rubber Co. 5.25%, 7/15/2031 (b)	60,000	62,562
		110,490
See accompanying notes to financial statements.
22

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
BANKS — 5.2%
Banco Bilbao Vizcaya Argentaria Colombia SA Series REGS, 4.88%, 4/21/2025	$ 200,000	$ 209,424
Banco Continental SAECA 2.75%, 12/10/2025 (b)	150,000	147,590
Banco de Credito del Peru 5 year CMT + 3.00%, 3.13%, 7/1/2030 (c)	100,000	99,456
Banco de Reservas de la Republica Dominicana Series REGS, 7.00%, 2/1/2023	150,000	157,401
Bancolombia SA 5 Year CMT + 2.94%, 4.63%, 12/18/2029 (c)	200,000	203,424
Bank of America Corp.:
SOFR + 0.69%, 0.72%, 4/22/2025 (c)	200,000	201,166
Series MTN, 3 Month USD LIBOR + 0.79%, 0.92%, 3/5/2024 (c)	385,000	388,384
Bank of Nova Scotia 0.55%, 9/15/2023	160,000	160,368
BBVA Bancomer SA Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (c)	200,000	211,722
BDO Unibank, Inc. Series EMTN, 2.63%, 10/24/2021	200,000	201,000
Canadian Imperial Bank of Commerce 0.45%, 6/22/2023	300,000	299,961
CIMB Bank Bhd 3.26%, 3/15/2022	200,000	203,194
Citigroup, Inc. 3 Month USD LIBOR + 1.02%, 1.16%, 6/1/2024 (c)	555,000	562,298
DBS Group Holdings, Ltd. USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (c)	200,000	200,722
Goldman Sachs Group, Inc. 3.50%, 4/1/2025	525,000	569,394
Itau Unibanco Holding SA 5 year CMT + 3.45%, 3.88%, 4/15/2031 (c)	200,000	198,850
JPMorgan Chase & Co.:
3.90%, 7/15/2025	65,000	71,882
3 Month USD LIBOR + 0.70%, 3.21%, 4/1/2023 (c)	485,000	495,229
Macquarie Bank, Ltd. 2.10%, 10/17/2022 (b)	350,000	357,924
Macquarie Group, Ltd. 3 Month USD LIBOR + 1.33%, 4.15%, 3/27/2024 (b) (c)	195,000	206,454
Malayan Banking Bhd USD 5 Year Swap Rate + 2.54%, 3.91%, 10/29/2026 (c)	200,000	201,734
See accompanying notes to financial statements.
23

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Morgan Stanley Series MTN, SOFR + 0.46%, 0.53%, 1/25/2024 (c)	$ 565,000	$ 564,819
NongHyup Bank 1.25%, 7/20/2025 (b)	200,000	200,206
Oversea-Chinese Banking Corp., Ltd. Series REGS, 4.25%, 6/19/2024	200,000	218,088
Royal Bank of Canada SOFR + 0.53%, 0.55%, 1/20/2026 (c)	565,000	565,938
Scotiabank Peru SAA Series REGS, 3 Month USD LIBOR + 3.86%, 4.50%, 12/13/2027 (c)	50,000	51,166
Truist Financial Corp. SOFR + 0.40%, 0.45%, 6/9/2025 (c)	565,000	565,452
United Overseas Bank, Ltd. Series EMTN, USD 5 Year Swap Rate + 1.65%, 2.88%, 3/8/2027 (c)	200,000	202,350
Wells Fargo & Co. Series MTN, SOFR + 1.60%, 1.65%, 6/2/2024 (c)	560,000	572,057
		8,287,653
BEVERAGES — 0.5%
Central American Bottling Corp. 5.75%, 1/31/2027	200,000	208,592
Keurig Dr Pepper, Inc. 0.75%, 3/15/2024	500,000	500,480
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (b)	90,000	90,018
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (b)	35,000	35,243
		834,333
BIOTECHNOLOGY — 0.2%
Royalty Pharma PLC 0.75%, 9/2/2023 (b)	250,000	250,747
BUILDING MATERIALS — 0.5%
Builders FirstSource, Inc. 6.75%, 6/1/2027 (b)	58,000	62,264
Carrier Global Corp. 2.24%, 2/15/2025	490,000	509,786
Griffon Corp. 5.75%, 3/1/2028	35,000	37,159
See accompanying notes to financial statements.
24

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Martin Marietta Materials, Inc. 0.65%, 7/15/2023 (d)	$ 150,000	$ 150,288
		759,497
CHEMICALS — 0.5%
CVR Partners L.P./CVR Nitrogen Finance Corp. 6.13%, 6/15/2028 (b)	25,000	25,620
DuPont de Nemours, Inc. 4.49%, 11/15/2025	455,000	517,271
LG Chem, Ltd. Series REGS, 3.25%, 10/15/2024	200,000	214,810
SCIH Salt Holdings, Inc. 6.63%, 5/1/2029 (b)	15,000	15,036
		772,737
COAL — 0.1%
Peabody Energy Corp. 8.50%, 12/31/2024 (b)	13,000	9,773
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp. 7.50%, 6/15/2025 (b)	50,000	51,922
SunCoke Energy, Inc. 4.88%, 6/30/2029 (b)	50,000	49,994
		111,689
COMMERCIAL SERVICES — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.63%, 7/15/2026 (b)	35,000	37,111
9.75%, 7/15/2027 (b)	65,000	71,601
Garda World Security Corp. 6.00%, 6/1/2029 (b)	65,000	64,459
HPHT Finance 19, Ltd. 2.88%, 11/5/2024	200,000	209,376
Metis Merger Sub LLC 6.50%, 5/15/2029 (b)	40,000	39,383
MPH Acquisition Holdings LLC 5.75%, 11/1/2028 (b)	65,000	65,306
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (b)	10,000	10,435
PSA Treasury Pte, Ltd. Class GMTN, 2.50%, 4/12/2026	200,000	210,834
See accompanying notes to financial statements.
25

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Verscend Escrow Corp. 9.75%, 8/15/2026 (b)	$ 50,000	$ 52,738
		761,243
COSMETICS/PERSONAL CARE — 0.0% (a)
Coty, Inc. 5.00%, 4/15/2026 (b)	40,000	40,580
DISTRIBUTION & WHOLESALE — 0.0% (a)
Performance Food Group, Inc. 5.50%, 10/15/2027 (b)	45,000	47,353
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Avolon Holdings Funding, Ltd. 3.63%, 5/1/2022 (b)	495,000	506,355
Capital One Financial Corp.:
3.20%, 1/30/2023	380,000	395,793
3.90%, 1/29/2024	160,000	172,645
Global Aircraft Leasing Co., Ltd. 6.50%, 9/15/2024 (b)	53,690	53,846
Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (b)	40,000	40,317
Navient Corp. 5.00%, 3/15/2027	25,000	25,924
NFP Corp. 6.88%, 8/15/2028 (b)	35,000	36,980
OneMain Finance Corp. 6.63%, 1/15/2028	40,000	46,033
PennyMac Financial Services, Inc. 4.25%, 2/15/2029 (b)	70,000	67,446
		1,345,339
ELECTRIC — 2.8%
Calpine Corp.:
4.63%, 2/1/2029 (b)	30,000	29,639
5.13%, 3/15/2028 (b)	40,000	40,665
Chile Electricity PEC SpA Zero Coupon, 1/25/2028 (b)	200,000	162,052
DTE Energy Co.:
2.25%, 11/1/2022	60,000	61,420
Series C, 2.53%, 10/1/2024	230,000	241,631
Series F, 1.05%, 6/1/2025	185,000	184,698
See accompanying notes to financial statements.
26

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	$ 139,100	$ 139,796
Empresa Electrica Guacolda SA Series REGS, 4.56%, 4/30/2025	200,000	142,706
Empresa Generadora de Electricidad Itabo SA 7.95%, 5/11/2026	54,000	54,408
Enel Generacion Chile SA 4.25%, 4/15/2024	200,000	214,038
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	172,353	175,304
Korea East-West Power Co., Ltd. 1.75%, 5/6/2025 (b)	200,000	204,196
Minejesa Capital B.V. Series REGS, 4.63%, 8/10/2030	200,000	211,934
NextEra Energy Capital Holdings, Inc. 0.65%, 3/1/2023	430,000	431,488
NRG Energy, Inc. 3.63%, 2/15/2031 (b)	80,000	78,566
Orazul Energy Egenor SCA 5.63%, 4/28/2027	200,000	206,400
Pacific Gas & Electric Co. 1.75%, 6/16/2022	500,000	499,885
PG&E Corp. 5.00%, 7/1/2028	25,000	25,299
Pike Corp. 5.50%, 9/1/2028 (b)	45,000	46,783
PSEG Power LLC 3.85%, 6/1/2023	535,000	567,656
Southern California Edison Co. SOFR + 0.83%, 0.88%, 4/1/2024 (c)	565,000	567,096
State Grid Overseas Investment 2016, Ltd. Series EMTN, 1.00%, 8/5/2025	200,000	197,576
		4,483,236
ELECTRICAL COMPONENTS & EQUIPMENT — 0.0% (a)
Energizer Holdings, Inc. 4.75%, 6/15/2028 (b)	60,000	61,679
ENTERTAINMENT — 0.4%
Bally's Corp. 6.75%, 6/1/2027 (b)	70,000	74,640
Boyne USA, Inc. 4.75%, 5/15/2029 (b)	110,000	113,935
See accompanying notes to financial statements.
27

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (b)	$ 55,000	$ 58,340
Cedar Fair L.P. 5.25%, 7/15/2029	40,000	41,234
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (b)	45,000	47,472
Live Nation Entertainment, Inc.:
4.75%, 10/15/2027 (b)	65,000	67,355
6.50%, 5/15/2027 (b)	50,000	55,488
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.88%, 5/1/2029 (b)	95,000	95,162
Scientific Games International, Inc. 7.25%, 11/15/2029 (b)	40,000	45,119
		598,745
ENVIRONMENTAL CONTROL — 0.4%
GFL Environmental, Inc. 4.00%, 8/1/2028 (b)	80,000	79,063
Madison IAQ LLC:
4.13%, 6/30/2028 (b)	45,000	45,442
5.88%, 6/30/2029 (b)	40,000	40,702
Republic Services, Inc. 2.50%, 8/15/2024	485,000	509,449
		674,656
FOOD — 0.6%
B&G Foods, Inc. 5.25%, 9/15/2027	20,000	20,839
Conagra Brands, Inc. 4.30%, 5/1/2024	467,000	512,439
Grupo Bimbo SAB de CV Series REGS, 4.50%, 1/25/2022	100,000	102,237
Kraft Heinz Foods Co.:
5.00%, 7/15/2035	20,000	24,481
5.20%, 7/15/2045	60,000	74,559
Pilgrim's Pride Corp. 5.88%, 9/30/2027 (b)	45,000	47,994
Post Holdings, Inc. 4.63%, 4/15/2030 (b)	50,000	50,886
United Natural Foods, Inc. 6.75%, 10/15/2028 (b)	40,000	43,024
See accompanying notes to financial statements.
28

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
US Foods, Inc. 6.25%, 4/15/2025 (b)	$ 10,000	$ 10,610
		887,069
GAS — 0.3%
Atmos Energy Corp. 0.63%, 3/9/2023	225,000	225,061
ENN Energy Holdings, Ltd. 3.25%, 7/24/2022	200,000	204,144
		429,205
HEALTH CARE PRODUCTS — 0.0% (a)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.25%, 2/1/2028 (b)	42,000	45,922
HEALTH CARE SERVICES — 1.2%
Anthem, Inc.:
3.30%, 1/15/2023	280,000	292,141
3.50%, 8/15/2024	255,000	274,553
Centene Corp.:
2.50%, 3/1/2031	55,000	54,296
3.00%, 10/15/2030	30,000	30,832
CHS/Community Health Systems, Inc.:
6.00%, 1/15/2029 (b)	55,000	58,869
6.88%, 4/15/2029 (b)	40,000	42,004
HCA, Inc. 5.00%, 3/15/2024	465,000	513,950
Legacy LifePoint Health LLC:
4.38%, 2/15/2027 (b)	40,000	40,487
6.75%, 4/15/2025 (b)	30,000	31,954
Radiology Partners, Inc. 9.25%, 2/1/2028 (b)	45,000	49,872
RP Escrow Issuer LLC 5.25%, 12/15/2025 (b)	55,000	57,450
Select Medical Corp. 6.25%, 8/15/2026 (b)	120,000	127,830
Tenet Healthcare Corp.:
5.13%, 11/1/2027 (b)	60,000	62,876
6.13%, 10/1/2028 (b)	70,000	74,484
UnitedHealth Group, Inc. 0.55%, 5/15/2024	295,000	294,782
		2,006,380
See accompanying notes to financial statements.
29

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
HOME BUILDERS — 0.0% (a)
Mattamy Group Corp. 4.63%, 3/1/2030 (b)	$ 55,000	$ 56,288
HOME FURNISHINGS — 0.1%
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (b)	35,000	35,593
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (b)	50,000	52,214
		87,807
HOUSEHOLD PRODUCTS & WARES — 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.:
5.00%, 12/31/2026 (b)	55,000	56,089
7.00%, 12/31/2027 (b)	35,000	35,116
		91,205
INSURANCE — 1.2%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 2/15/2029 (b)	70,000	69,097
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027 (b)	35,000	36,800
Athene Global Funding SOFR + 0.70%, 0.74%, 5/24/2024 (b) (c)	565,000	570,012
Brighthouse Financial Global Funding 0.60%, 6/28/2023 (b)	210,000	210,011
Grupo de Inversiones Suramericana SA 5.50%, 4/29/2026	200,000	216,040
GTCR AP Finance, Inc. 8.00%, 5/15/2027 (b)	40,000	42,746
Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	525,000	569,541
Prudential Financial, Inc. Series MTN, 3.50%, 5/15/2024	265,000	286,915
		2,001,162
INTERNET — 0.6%
Baidu, Inc. 3.08%, 4/7/2025	200,000	211,798
eBay, Inc. 2.75%, 1/30/2023	500,000	517,835
Endure Digital, Inc. 6.00%, 2/15/2029 (b)	55,000	54,456
See accompanying notes to financial statements.
30

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Tencent Holdings, Ltd. 1.81%, 1/26/2026 (b)	$ 200,000	$ 203,336
Uber Technologies, Inc. 7.50%, 9/15/2027 (b)	35,000	38,457
		1,025,882
INVESTMENT COMPANY SECURITY — 0.2%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 5.25%, 5/15/2027	35,000	36,229
Temasek Financial I, Ltd. Series REGS, 2.38%, 1/23/2023	250,000	257,480
		293,709
IRON/STEEL — 0.1%
POSCO Series REGS, 2.38%, 11/12/2022	200,000	204,412
LEISURE TIME — 0.2%
Carnival Corp. 5.75%, 3/1/2027 (b)	125,000	131,490
Viking Cruises, Ltd.:
5.88%, 9/15/2027 (b)	95,000	93,852
13.00%, 5/15/2025 (b)	20,000	23,521
		248,863
LODGING — 0.1%
Boyd Gaming Corp. 4.75%, 6/15/2031 (b)	80,000	83,171
MGM Resorts International 6.75%, 5/1/2025	70,000	74,950
		158,121
MEDIA — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 3/1/2030 (b)	45,000	47,551
Cengage Learning, Inc. 9.50%, 6/15/2024 (b)	45,000	46,092
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 8/15/2026 (b)	25,000	16,198
DISH DBS Corp.:
5.13%, 6/1/2029 (b)	40,000	39,534
5.88%, 11/15/2024	40,000	42,956
GCI LLC 4.75%, 10/15/2028 (b)	50,000	51,238
See accompanying notes to financial statements.
31

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
iHeartCommunications, Inc. 8.38%, 5/1/2027	$ 10,000	$ 10,728
Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (b)	25,000	26,585
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 9/15/2026 (b)	35,000	36,219
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (b)	20,000	19,842
Scripps Escrow, Inc. 5.88%, 7/15/2027 (b)	55,000	56,949
Univision Communications, Inc. 4.50%, 5/1/2029 (b)	40,000	40,301
		434,193
MINING — 0.2%
Arconic Corp. 6.13%, 2/15/2028 (b)	80,000	85,788
Glencore Funding LLC:
4.00%, 4/16/2025 (b)	40,000	43,681
4.13%, 5/30/2023 (b)	135,000	143,586
4.13%, 3/12/2024 (b)	65,000	70,091
Novelis Corp. 4.75%, 1/30/2030 (b)	20,000	20,994
		364,140
MISCELLANEOUS MANUFACTURER — 0.0% (a)
Bombardier, Inc. 6.00%, 10/15/2022 (b)	45,000	45,067
OIL & GAS — 2.0%
Apache Corp.:
4.38%, 10/15/2028	30,000	31,950
4.63%, 11/15/2025	20,000	21,551
Canacol Energy, Ltd. Series REGS, 7.25%, 5/3/2025	200,000	212,758
Chesapeake Energy Corp. 5.88%, 2/1/2029 (b)	55,000	59,479
CNX Resources Corp. 6.00%, 1/15/2029 (b)	35,000	37,838
Ecopetrol SA 5.88%, 9/18/2023	150,000	162,462
EQT Corp. 8.50%, 2/1/2030	30,000	39,035
See accompanying notes to financial statements.
32

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Hilcorp Energy I L.P./Hilcorp Finance Co.:
5.75%, 2/1/2029 (b)	$ 25,000	$ 26,062
6.25%, 11/1/2028 (b)	40,000	42,504
Indigo Natural Resources LLC 5.38%, 2/1/2029 (b)	40,000	41,945
MEG Energy Corp.:
5.88%, 2/1/2029 (b)	10,000	10,506
7.13%, 2/1/2027 (b)	55,000	58,693
Occidental Petroleum Corp.:
6.13%, 1/1/2031	45,000	52,913
6.45%, 9/15/2036	25,000	29,875
6.63%, 9/1/2030	35,000	42,100
8.00%, 7/15/2025	25,000	29,984
ONGC Videsh, Ltd. 3.75%, 5/7/2023	250,000	260,718
Ovintiv, Inc. 7.38%, 11/1/2031	30,000	39,928
Parkland Corp. 4.50%, 10/1/2029 (b)	50,000	50,776
Pertamina Persero PT 1.40%, 2/9/2026	200,000	195,926
Petrobras Global Finance B.V. 4.38%, 5/20/2023	200,000	211,888
Petronas Capital, Ltd. 3.13%, 3/18/2022	200,000	203,614
Pioneer Natural Resources Co. 0.55%, 5/15/2023	500,000	500,320
SA Global Sukuk, Ltd. 1.60%, 6/17/2026 (b)	200,000	199,470
Sunoco L.P./Sunoco Finance Corp.:
4.50%, 5/15/2029 (b)	20,000	20,411
6.00%, 4/15/2027	70,000	73,434
Transocean Poseidon, Ltd. 6.88%, 2/1/2027 (b)	75,000	75,374
Transocean, Inc. 11.50%, 1/30/2027 (b)	15,000	16,032
Valero Energy Corp. 1.20%, 3/15/2024	500,000	504,045
		3,251,591
OIL & GAS SERVICES — 0.4%
Schlumberger Holdings Corp. 3.75%, 5/1/2024 (b)	460,000	494,859
See accompanying notes to financial statements.
33

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
USA Compression Partners L.P./USA Compression Finance Corp. 6.88%, 9/1/2027	$ 80,000	$ 85,475
		580,334
PACKAGING & CONTAINERS — 0.1%
Berry Global, Inc. 5.63%, 7/15/2027 (b)	65,000	68,719
Silgan Holdings, Inc. 4.13%, 2/1/2028	65,000	67,449
		136,168
PHARMACEUTICALS — 0.7%
AbbVie, Inc. 2.30%, 11/21/2022	485,000	497,833
AstraZeneca PLC:
2.38%, 6/12/2022	55,000	56,017
3.50%, 8/17/2023	419,000	445,049
Bausch Health Cos., Inc. 6.25%, 2/15/2029 (b)	65,000	64,279
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 6.13%, 4/1/2029 (b)	30,000	29,406
		1,092,584
PIPELINES — 0.5%
Antero Midstream Partners L.P./Antero Midstream Finance Corp. 5.75%, 3/1/2027 (b)	22,000	22,883
EQM Midstream Partners L.P. 4.75%, 1/15/2031 (b)	75,000	77,283
Galaxy Pipeline Assets Bidco, Ltd. 1.75%, 9/30/2027	200,000	201,993
Hess Midstream Operations L.P. 5.13%, 6/15/2028 (b)	55,000	57,684
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 2/1/2026 (b)	75,000	78,758
NuStar Logistics L.P. 6.38%, 10/1/2030	45,000	49,710
Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 5.50%, 3/1/2030	55,000	60,463
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	200,000	214,684
See accompanying notes to financial statements.
34

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Western Midstream Operating L.P. 4.35%, 2/1/2025	$ 40,000	$ 42,263
		805,721
REAL ESTATE — 0.0% (a)
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75%, 1/15/2029 (b)	35,000	36,592
7.63%, 6/15/2025 (b)	30,000	32,548
		69,140
REAL ESTATE INVESTMENT TRUSTS — 0.8%
Iron Mountain, Inc. REIT, 4.50%, 2/15/2031 (b)	30,000	30,387
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. REIT, 5.75%, 2/1/2027	50,000	55,806
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 5/15/2029 (b)	40,000	41,410
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC 6.50%, 2/15/2029 (b)	35,000	35,165
Welltower, Inc. REIT, 3.63%, 3/15/2024	530,000	569,167
WP Carey, Inc. 4.25%, 10/1/2026	505,000	567,691
		1,299,626
RETAIL — 0.6%
Ambience Merger Sub, Inc. 7.13%, 7/15/2029 (b) (d)	25,000	25,226
Asbury Automotive Group, Inc.:
4.50%, 3/1/2028	5,000	5,172
4.75%, 3/1/2030	5,000	5,227
Dollar Tree, Inc.:
3.70%, 5/15/2023	360,000	380,318
4.00%, 5/15/2025	155,000	171,063
Ferrellgas L.P./Ferrellgas Finance Corp. 5.38%, 4/1/2026 (b)	30,000	29,745
Golden Nugget, Inc. 6.75%, 10/15/2024 (b)	60,000	60,436
IRB Holding Corp. 6.75%, 2/15/2026 (b)	50,000	51,789
SRS Distribution, Inc. 4.63%, 7/1/2028 (b)	55,000	56,261
See accompanying notes to financial statements.
35

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Staples, Inc. 7.50%, 4/15/2026 (b)	$ 35,000	$ 36,264
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.00%, 6/1/2031 (b)	55,000	56,254
Superior Plus L.P./Superior General Partner, Inc. 4.50%, 3/15/2029 (b)	70,000	72,088
Victoria's Secret & Co. 4.63%, 7/15/2029	25,000	25,023
		974,866
SEMICONDUCTORS — 0.7%
Microchip Technology, Inc. 0.97%, 2/15/2024 (b)	515,000	514,902
NVIDIA Corp. 0.58%, 6/14/2024	545,000	545,283
		1,060,185
SOFTWARE — 0.1%
Clarivate Science Holdings Corp. 4.88%, 6/30/2029 (b)	45,000	46,175
Open Text Corp. 3.88%, 2/15/2028 (b)	70,000	71,129
		117,304
TELECOMMUNICATIONS — 1.6%
AT&T, Inc. 4.45%, 4/1/2024	525,000	573,646
Avaya, Inc. 6.13%, 9/15/2028 (b)	40,000	42,813
Frontier Communications Holdings LLC:
5.00%, 5/1/2028 (b)	30,000	31,031
5.88%, 10/15/2027 (b)	15,000	16,078
6.75%, 5/1/2029 (b)	15,000	15,959
GTT Communications, Inc. 7.88%, 12/31/2024 (b)	30,000	3,102
KT Corp. 1.00%, 9/1/2025	250,000	247,420
Lumen Technologies, Inc.:
4.00%, 2/15/2027 (b)	40,000	40,801
5.13%, 12/15/2026 (b)	45,000	46,754
Millicom International Cellular SA Series REGS, 5.13%, 1/15/2028	180,000	188,415
See accompanying notes to financial statements.
36

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Sable International Finance, Ltd. 5.75%, 9/7/2027	$ 200,000	$ 210,174
SingTel Group Treasury Pte, Ltd. Class EMTN, 3.25%, 6/30/2025	200,000	214,485
T-Mobile USA, Inc.:
2.88%, 2/15/2031	15,000	14,876
3.38%, 4/15/2029	20,000	20,681
3.38%, 4/15/2029 (b)	10,000	10,332
Verizon Communications, Inc. 3 Month USD LIBOR + 1.10%, 1.26%, 5/15/2025 (c)	550,000	566,846
VTR Comunicaciones SpA 5.13%, 1/15/2028	200,000	209,224
Zayo Group Holdings,Inc.:
4.00%, 3/1/2027 (b)	45,000	44,704
6.13%, 3/1/2028 (b)	15,000	15,316
		2,512,657
TRANSPORTATION — 0.2%
Kenan Advantage Group, Inc. 7.88%, 7/31/2023 (b)	10,000	10,008
Union Pacific Corp.:
3.15%, 3/1/2024	260,000	277,394
3.75%, 3/15/2024	60,000	64,513
		351,915
TRUCKING & LEASING — 0.4%
Avolon Holdings Funding, Ltd. 5.13%, 10/1/2023 (b)	60,000	64,867
Penske Truck Leasing Co. L.P./PTL Finance Corp. 2.70%, 11/1/2024 (b)	485,000	510,521
		575,388
TOTAL CORPORATE BONDS & NOTES (Cost $42,834,788)		43,357,040
ASSET-BACKED SECURITIES — 11.2%
AUTOMOBILE — 0.9%
CPS Auto Receivables Trust Series 2021-A, Class D, 1.16%, 12/15/2026 (b)	600,000	596,673
Exeter Automobile Receivables Trust Series 2021-1A, Class C, 0.74%, 1/15/2026	500,000	499,603
See accompanying notes to financial statements.
37

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Hertz Vehicle Financing LLC Series 2021-1A, Class B, 1.56%, 12/26/2025 (b)	$ 350,000	$ 350,919
		1,447,195
OTHER ABS — 10.1%
Affirm Asset Securitization Trust:
Series 2020-A, Class A, 2.10%, 2/18/2025 (b)	750,000	754,644
Series 2020-A, Class B, 3.54%, 2/18/2025 (b)	750,000	761,909
Ajax Mortgage Loan Trust Series 2018-E, Class A, 4.38%, 6/25/2058 (b) (c)	410,458	413,401
Arbor Realty Collateralized Loan Obligation 2020-FL1, Ltd. Series 2020-FL1, Class AS, 1 Month USD LIBOR + 1.400%, 1.52%, 2/15/2035 (b) (c)	131,000	130,995
Arbor Realty Commercial Real Estate Notes 2018-FL1, Ltd. Series 2018-FL1, Class A, 1 Month USD LIBOR + 1.15%, 1.22%, 6/15/2028 (b) (c)	71,000	71,022
Arbor Realty Commercial Real Estate Notes 2019-FL1, Ltd. Series 2019-FL1, Class B, 1 Month USD LIBOR + 1.700%, 1.77%, 5/15/2037 (b) (c)	138,000	138,000
Bain Capital Credit CLO Series 2019-1A, Class AR, 3 Month USD LIBOR + 1.13%, 1.32%, 4/19/2034 (b) (c)	500,000	499,874
Bain Capital Credit CLO, Ltd. Series 2020-3A, Class A, 3 Month USD LIBOR + 1.38%, 1.55%, 10/23/2032 (b) (c)	1,250,000	1,250,375
BDS, Ltd. Series 2019-FL4, Class A, 1 Month USD LIBOR + 1.10%, 1.18%, 8/15/2036 (b) (c)	100,000	99,939
BSPRT Issuer, Ltd.:
Series 2019-FL5, Class A, 1 Month USD LIBOR + 1.15%, 1.22%, 5/15/2029 (b) (c)	401,000	400,755
Series 2021-FL6, Class A, 1 Month USD LIBOR + 1.100%, 1.17%, 3/15/2036 (b) (c)	138,000	137,914
Carlyle US CLO, Ltd Series 2021-1A, Class A1, 3 Month USD LIBOR + 1.140%, 1.33%, 4/15/2034 (b) (c)	1,000,000	999,735
CarVal CLO IV, Ltd. Series 2021-1A, Class A1A, 3 Month USD LIBOR + 1.18%, Zero Coupon%, 7/20/2034 (b) (c) (d)	500,000	500,000
CHCP, Ltd.:
Series 2021-FL1, Class A, 1 Month USD LIBOR + 1.050%, 1.17%, 2/15/2038 (b) (c)	100,000	100,063
Series 2021-FL1, Class AS, 1 Month USD LIBOR + 1.300%, 1.42%, 2/15/2038 (b) (c)	100,000	100,094
See accompanying notes to financial statements.
38

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
CLNC, Ltd. Series 2019-FL1, Class AS, 1 Month USD LIBOR + 1.55%, 1.67%, 8/20/2035 (b) (c)	$ 131,000	$ 130,838
FS RIALTO Series 2021-FL2, Class A, 1 Month USD LIBOR + 1.22%, 1.29%, 4/16/2028 (b) (c)	150,000	150,047
FS Rialto 2019-FL1 Series 2019-FL1, Class A, 1 Month USD LIBOR + 1.20%, 1.27%, 12/16/2036 (b) (c)	161,000	160,475
Galaxy XXVII CLO, Ltd. Series 2018-27A, Class A, 3 Month USD LIBOR + 1.02%, 1.18%, 5/16/2031 (b) (c)	500,000	499,150
HalseyPoint CLO 3, Ltd. Series 2020-3A, Class A1A, 3 Month USD LIBOR + 1.45%, 1.64%, 11/30/2032 (b) (c)	900,000	904,230
Jamestown CLO XV, Ltd. Series 2020-15A, Class A, 3 Month USD LIBOR + 1.340%, 1.52%, 4/15/2033 (b) (c)	500,000	499,950
LoanCore 2018-CRE1 Issuer, Ltd. Series 2018-CRE1, Class A, 1 Month USD LIBOR + 1.13%, 1.20%, 5/15/2028 (b) (c)	34,617	34,565
LoanCore 2019-CRE2 Issuer, Ltd. Series 2019-CRE2, Class AS, 1 Month USD LIBOR + 1.50%, 1.57%, 5/15/2036 (b) (c)	100,000	99,876
Loanpal Solar Loan, Ltd. Series 2021-1GS, Class A, 2.29%, 1/20/2048 (b)	440,255	441,085
Marathon CRE, Ltd. Series 2018-FL1, Class A, 1 Month USD LIBOR + 1.15%, 1.23%, 6/15/2028 (b) (c)	28,997	28,997
Marlette Funding Trust:
Series 2019-4A, Class A, 2.39%, 12/17/2029 (b)	105,877	106,367
Series 2019-2A, Class A, 3.13%, 7/16/2029 (b)	40,557	40,684
Series 2021-1A, Class C, 1.41%, 6/16/2031 (b)	650,000	649,177
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL6, Class A, 1 Month USD LIBOR + 1.10%, 1.20%, 7/16/2036 (b) (c)	150,000	150,091
NLY Commercial Mortgage Trust Series 2019-FL2, Class AS, 1 Month USD LIBOR + 1.60%, 1.67%, 2/15/2036 (b) (c)	120,000	119,928
Northwoods Capital XVI, Ltd. Series 2017-16A, Class A, 3 Month USD LIBOR + 1.27%, 1.43%, 11/15/2030 (b) (c)	1,000,626	999,725
Pagaya AI Debt Selection Trust Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	395,374	396,223
See accompanying notes to financial statements.
39

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Sapphire Aviation Finance II, Ltd. Series 2020-1A, Class A, 3.23%, 3/15/2040 (b)	$ 433,078	$ 430,652
Shackleton CLO, Ltd. Series 2013-3A, Class AR, 3 Month USD LIBOR + 1.120%, 1.30%, 7/15/2030 (b) (c)	497,278	495,886
Sound Point CLO Series 2020-1A, 1.00%, 7/20/2034 (b) (c)	1,000,000	1,000,000
STWD, Ltd. Series 2019-FL1, Class AS, 1 Month USD LIBOR + 1.40%, 1.52%, 7/15/2038 (b) (c)	100,000	100,000
THL Credit Wind River CLO, Ltd. Series 2013-2A, Class AR, 3 Month USD LIBOR + 1.230%, 1.42%, 10/18/2030 (b) (c)	484,924	484,391
TRTX Issuer, Ltd. Series 2019-FL3, Class A, 1 Month USD LIBOR + 1.15%, 1.27%, 10/15/2034 (b) (c)	200,000	200,000
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	618,580	619,787
Vibrant ClO VIII, Ltd. Series 2018-8A, Class A1A, 3 Month USD LIBOR + 1.140%, 1.33%, 1/20/2031 (b) (c)	500,000	498,300
Washington Mutural Asset-Backed Certificates WMABS Trust Series 2006-HE5, Class 2A2, 1 Month USD LIBOR + 0.18%, 0.27%, 10/25/2036 (c)	310,044	155,928
Wind River CLO, Ltd. Series 2014-1A, Class ARR, 3 Month USD LIBOR + 1.05%, 1.24%, 7/18/2031 (b) (c)	497,951	497,104
		16,252,176
STUDENT LOAN ABS — 0.2%
Commonbond Student Loan Trust Series 2018-BGS, Class B, 3.99%, 9/25/2045 (b)	222,332	226,874
Laurel Road Prime Student Loan Trust Series 2019-A, Class A1FX, 2.34%, 10/25/2048 (b)	77,071	77,961
		304,835
TOTAL ASSET-BACKED SECURITIES (Cost $17,998,200)		18,004,206
FOREIGN GOVERNMENT OBLIGATIONS — 1.6%
BRAZIL — 0.2%
Brazil Government International Bond 2.88%, 6/6/2025	250,000	257,525
See accompanying notes to financial statements.
40

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
COLOMBIA — 0.1%
Colombia Government International Bond 4.50%, 1/28/2026	$ 200,000	$ 218,388
INDONESIA — 0.1%
Perusahaan Penerbit SBSN Indonesia III Series REGS, 2.30%, 6/23/2025	200,000	207,742
MALAYSIA — 0.2%
Wakala Global Sukuk Bhd Series REGS, 4.65%, 7/6/2021	250,000	250,000
PANAMA — 0.2%
Panama Government International Bond 3.75%, 3/16/2025	250,000	272,102
PERU — 0.0% (a)
Peruvian Government International Bond 2.39%, 1/23/2026	50,000	51,608
SAUDI ARABIA — 0.2%
Saudi Government International Bond Series REGS, 2.88%, 3/4/2023	350,000	363,020
SOUTH KOREA — 0.3%
Korea Development Bank 1.25%, 6/3/2025	200,000	201,684
Korea Electric Power Corp. Series REGS, 1.13%, 6/15/2025	200,000	199,434
		401,118
THAILAND — 0.2%
Export Import Bank of Thailand Series EMTN, 3 Month USD LIBOR + 0.85%, 1.00%, 5/23/2024 (c)	250,000	251,315
UNITED ARAB EMIRATES — 0.1%
Abu Dhabi Government International Bond Series 144A, 2.50%, 4/16/2025 (b)	200,000	212,542
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,468,871)		2,485,360
See accompanying notes to financial statements.
41

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.4%
Federal Home Loan Mortgage Corp.:
1.50% 2/1/2036	$ 7,668,758	$ 7,765,598
1.50%, 3/1/2036	7,762,447	7,858,954
2.00%, 3/1/2036	1,696,360	1,750,713
2.00%, 5/1/2036	2,934,961	3,041,916
2.00%, 11/1/2040	2,423,733	2,472,703
2.00%, 5/1/2041	1,488,414	1,520,001
3.50%, 9/1/2032	371,760	397,850
Series 4211, Class AP, 1.60%, 3/15/2043	1,227,732	1,257,777
Series 4461, Class BA, CMO, 2.00%, 12/15/2043	859,081	881,907
Series 4030, Class AN, CMO, REMIC, 1.75%, 4/15/2027	769,181	782,793
Series 4060, Class QA, CMO, REMIC, 1.50%, 9/15/2026	190,854	192,235
Series 4484, Class CD, CMO, REMIC, 1.75%, 7/15/2030	122,083	124,972
Series 4582, Class HA, CMO, REMIC, 3.00%, 9/15/2045	319,118	332,424
Series K722, Class X1, IO, 1.44%, 3/25/2023 (c)	435,233	7,271
Federal National Mortgage Association:
1.50%, 2/1/2036	1,921,063	1,945,312
1.50%, 3/1/2036	485,118	491,148
1.50%, 5/1/2036	1,233,935	1,251,589
2.00%, 1/1/2036	948,489	982,452
2.00%, 2/1/2036	1,434,998	1,480,518
2.50%, 1/1/2032	1,401,006	1,469,393
3.00%, 11/1/2033	1,049,530	1,114,099
3.00%, 11/1/2036	248,101	261,800
12 Month USD LIBOR + 1.66%, 2.64%, 5/1/2044 (c)	131,881	136,811
Series 2010-141, Class FB, CMO, REMIC, 1 Month USD LIBOR + 0.47%, 0.56%, 12/25/2040 (c)	209,559	211,656
Series 2012-32, Class DA, CMO, REMIC, 2.00%, 11/25/2026	895,355	911,034
Series 2015-59, Class A, CMO, REMIC, 3.00%, 6/25/2041	11,070	11,070
Series 2016-8, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.45%, 0.54%, 3/25/2046 (c)	363,489	366,096
Series 2017-13, Class ML, CMO, REMIC, 3.00%, 8/25/2041	2,601	2,601
Series 2018-27, Class FJ, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 0.39%, 12/25/2047 (c)	287,973	288,429
Series 2018-45, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 0.39%, 6/25/2048 (c)	327,774	328,347
Series 2020-M49, Class 1A1, VRN, 1.30%, 11/25/2030 (c)	1,094,635	1,092,824
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $40,840,794)		40,732,293
See accompanying notes to financial statements.
42

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 21.0%
U.S. Treasury Bill:
0.07%, 8/5/2021	$ 5,400,000	$ 5,399,754
0.07%, 2/24/2022	3,000,000	2,998,909
0.07%, 3/24/2022	6,000,000	5,997,872
U.S. Treasury Note:
1.63%, 4/30/2023	5,340,000	5,476,212
2.25%, 12/31/2023	4,420,000	4,628,914
2.75%, 9/15/2021	9,100,000	9,150,121
TOTAL U.S. TREASURY OBLIGATIONS (Cost $33,252,837)		33,651,782
MORTGAGE-BACKED SECURITIES — 6.4%
Alternative Loan Trust Series 2006-41CB, Class 1A3, CMO, 6.00%, 1/25/2037	288,025	221,624
Atrium Hotel Portfolio Trust:
Series 2017-ATRM, Class E, 1 Month USD LIBOR + 3.05%, 3.12%, 12/15/2036 (b) (c)	36,000	34,629
Series 2018-ATRM, Class A, 1 Month USD LIBOR + 0.95%, 1.02%, 6/15/2035 (b) (c)	100,000	100,066
Bancorp Commercial Mortgage Trust Series 2019-CRE5, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 3/15/2036 (b) (c)	12,119	12,119
BANK:
Series 2017-BNK6, Class XA, IO, 0.95%, 7/15/2060 (c)	1,091,410	40,262
Series 2020-BN26, Class XA, IO, VRN, 1.35%, 3/15/2063 (c)	1,317,401	113,098
BBCMS Mortgage Trust:
Series 2017-DELC, Class B, 1 Month USD LIBOR + 1.03%, 1.10%, 8/15/2036 (b) (c)	124,000	124,062
Series 2017-DELC, Class C, 1 Month USD LIBOR + 1.20%, 1.27%, 8/15/2036 (b) (c)	17,000	17,009
Series 2017-DELC, Class E, 1 Month USD LIBOR + 2.50%, 2.57%, 8/15/2036 (b) (c)	38,000	37,909
Series 2017-DELC, Class F, 1 Month USD LIBOR + 3.50%, 3.57%, 8/15/2036 (b) (c)	38,000	37,636
Series 2018-TALL, Class A, 1 Month USD LIBOR + 0.72%, 0.79%, 3/15/2037 (b) (c)	101,000	100,443
BBCMS Trust Series 2018-BXH, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 10/15/2037 (b) (c)	12,519	12,504
BENCHMARK Mortgage Trust Series 2018-B1, Class XA, IO, 0.65%, 1/15/2051 (c)	2,240,780	60,287
See accompanying notes to financial statements.
43

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
BHMS Series 2018-ATLS, Class A, 1 Month USD LIBOR + 1.25%, 1.32%, 7/15/2035 (b) (c)	$ 75,000	$ 75,070
BHP Trust:
Series 2019-BXHP, Class A, 1 Month USD LIBOR + 0.98%, 1.05%, 8/15/2036 (b) (c)	64,025	64,072
Series 2019-BXHP, Class C, 1 Month USD LIBOR + 1.52%, 1.60%, 8/15/2036 (b) (c)	70,000	70,022
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A, 1 Month USD LIBOR + 0.82%, 0.89%, 6/15/2035 (b) (c)	115,000	114,436
BX Trust:
Series 2018-BILT, Class A, 1 Month USD LIBOR + 0.80%, 0.87%, 5/15/2030 (b) (c)	115,000	115,144
Series 2018-EXCL, Class A, 1 Month USD LIBOR + 1.09%, 1.16%, 9/15/2037 (b) (c)	12,426	12,280
Cantor Commercial Real Estate:
Series 2019-CF1, Class 65A, 4.41%, 5/15/2052 (b) (c)	163,000	169,709
Series 2019-CF1, Class 65B, 4.14%, 5/15/2052 (b) (c)	163,000	164,248
CF Trust Series 2019-MF1, Class A, 1 Month USD LIBOR + 1.05%, 2.05%, 8/21/2032 (b) (c)	100,000	99,770
Citigroup Commercial Mortgage Trust:
Series 2018-TBR, Class D, 1 Month USD LIBOR + 1.80%, 1.87%, 12/15/2036 (b) (c)	95,000	94,228
Series 2019-PRM, Class D, 4.35%, 5/10/2036 (b)	261,000	276,659
Series 2016-GC37, Class XA, IO, 1.85%, 4/10/2049 (c)	433,872	28,186
COMM Mortgage Trust:
Series 2014-FL5, Class D, 1 Month USD LIBOR + 4.00%, 4.07%, 10/15/2031 (b) (c)	100,000	95,418
Series 2018-HCLV, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 9/15/2033 (b) (c)	70,000	69,732
Series 2015-CR25, Class XA, IO, 0.97%, 8/10/2048 (c)	1,175,667	34,270
Credit Suisse Mortgage Capital Certificates:
Series 2017-CHOP, Class D, 1 Month USD LIBOR + 1.90%, 2.22%, 7/15/2032 (b) (c)	29,000	28,490
Series 2019-ICE4, Class A, 1 Month USD LIBOR + 0.98%, 1.05%, 5/15/2036 (b) (c)	102,000	102,154
CSAIL Commercial Mortgage Trust:
Series 2017-C8, Class XA, IO, 1.37%, 6/15/2050 (c)	336,444	14,181
Series 2017-CX10, Class XA, IO, 0.85%, 11/15/2050 (c)	985,638	34,846
Series 2017-CX9, Class XA, IO, 1.00%, 9/15/2050 (c)	1,817,004	43,426
CSMC Mortgage Backed Trust:
Series 2020-FACT, Class C, 1 Month USD LIBOR + 2.60%, 2.67%, 10/15/2037 (b) (c)	200,000	202,000
Series 2020-RPL3, Class A1, CMO, 2.69%, 3/25/2060 (b) (c)	1,170,087	1,185,161
See accompanying notes to financial statements.
44

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Great Wolf Trust Series 2019-WOLF, Class E, 1 Month USD LIBOR + 2.73%, 2.81%, 12/15/2036 (b) (c)	$ 125,000	$ 122,648
GS Mortgage Securities Trust:
Series 2012-ALOH, Class A, 3.55%, 4/10/2034 (b)	129,000	130,489
Series 2018-TWR, Class A, 1 Month USD LIBOR + 0.90%, 0.97%, 7/15/2031 (b) (c)	100,000	99,706
Series 2018-TWR, Class D, 1 Month USD LIBOR + 1.60%, 1.67%, 7/15/2031 (b) (c)	100,000	98,612
Series 2017-GS7, Class XA, IO, 1.26%, 8/10/2050 (c)	387,873	19,985
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2018-LAQ, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 6/15/2032 (b) (c)	37,835	37,869
Series 2019-MFP, Class A, 1 Month USD LIBOR + 0.96% , 1.03%, 7/15/2036 (b) (c)	107,000	106,987
Series 2016-JP4, Class XA, IO, 0.81%, 12/15/2049 (c)	1,539,733	38,103
JPMBB Commercial Mortgage Securities Trust:
Series 2019-COR5, Class XA, IO, VRN, 1.65%, 6/13/2052 (c)	1,122,162	99,688
Series 2014-C25, Class B, VRN, 4.35%, 11/15/2047 (c)	150,000	161,249
LoanCore 2019-CRE3 Issuer, Ltd. Series 2019-CRE3, Class AS, 1 Month USD LIBOR + 1.37%, 1.44%, 4/15/2034 (b) (c)	117,900	117,753
MF1 2019-FL2, Ltd. Series 2019-FL2, Class A, 1 Month USD LIBOR + 1.13%, 1.26%, 12/25/2034 (b) (c)	42,841	42,841
MF1 2020-FL3, Ltd. Series 2020-FL3, Class A, 1 Month USD LIBOR + 2.05%, 2.17%, 7/15/2035 (b) (c)	146,955	148,331
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XA, IO, 1.10%, 4/15/2047 (c)	749,057	14,692
Series 2014-C19, Class LNCX, IO, 0.76%, 12/15/2046 (b) (c)	1,176,612	22,557
Morgan Stanley Capital I Trust:
Series 2018-SUN, Class A, 1 Month USD LIBOR + 0.90%, 0.97%, 7/15/2035 (b) (c)	74,000	74,095
Series 2019-PLND, Class B, 1 Month USD LIBOR + 1.30%, 1.37%, 5/15/2036 (b) (c)	163,000	160,035
Series 2019-PLND, Class D, 1 Month USD LIBOR + 1.75%, 1.82%, 5/15/2036 (b) (c)	127,000	121,760
Series 2016-UB12, Class XA, IO, 0.85%, 12/15/2049 (c)	1,531,883	42,009
Morgan Stanley Captial I Trust Series 2021-L6, 2.13%, 6/15/2054	151,000	155,526
Motel 6 Trust Series 2017-MTL6, Class D, 1 Month USD LIBOR + 2.15%, 2.22%, 8/15/2034 (b) (c)	31,116	31,177
MSCG Trust Series 2018-SELF, Class A, 1 Month USD LIBOR + 0.90%, 0.97%, 10/15/2037 (b) (c)	79,000	79,058
See accompanying notes to financial statements.
45

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Natixis Commercial Mortgage Securities Trust:
Series 2018-850T, Class C, 1 Month USD LIBOR + 1.15%, 1.23%, 7/15/2033 (b) (c)	$ 100,000	$ 98,754
Series 2018-850T, Class D, 1 Month USD LIBOR + 1.45%, 1.53%, 7/15/2033 (b) (c)	100,000	96,727
Series 2018-FL1, Class A, 1 Month USD LIBOR + 0.95%, 1.02%, 6/15/2035 (b) (c)	92,420	91,263
PFP, Ltd.:
Series 2019-5, Class A, 1 Month USD LIBOR + 0.97%, 1.04%, 4/14/2036 (b) (c)	36,171	36,148
Series 2019-6, Class A, 1 Month USD LIBOR + 1.05%, 1.12%, 4/14/2037 (b) (c)	68,728	68,685
ReadyCap Commercial Mortgage Trust Series 2019-FL3, Class A, 1 Month USD LIBOR + 1.00%, 1.09%, 3/25/2034 (b) (c)	53,242	53,263
Shelter Growth CRE Issuer, Ltd. Series 2019-FL2, Class B, 1 Month USD LIBOR + 2.30%, 1.87%, 5/15/2036 (b) (c)	85,000	84,358
Toorak Mortgage Corp., Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (e)	1,000,000	1,005,244
UBS Commercial Mortgage Trust:
Series 2018-NYCH, Class D, 1 Month USD LIBOR + 2.10%, 2.17%, 2/15/2032 (b) (c)	261,000	260,415
Series 2017-C1, Class XA, IO, 1.68%, 6/15/2050 (c)	718,730	48,617
Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (c)	502,205	521,572
Volt Xcix LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (e)	1,451,240	1,454,686
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8, Class 2CB3, CMO, 1 Month USD LIBOR + 0.41%, 0.50%, 10/25/2035 (c)	420,901	388,448
Wells Fargo Commercial Mortgage Trust Series 2019-C51, Class XA, IO, VRN, 1.51%, 6/15/2052 (c)	1,000,068	78,166
WFRBS Commercial Mortgage Trust Series 2013-C18, Class XA, IO, 0.95%, 12/15/2046 (c)	813,178	13,481
TOTAL MORTGAGE-BACKED SECURITIES (Cost $10,716,636)		10,230,147
COMMERCIAL MORTGAGE BACKED SECURITIES — 1.2%
Arbor Multifamily Mortgage Securities Trust 2021-MF2 Series 2021-MF2, Class A2, 2.02%, 6/15/2054 (b)	139,000	142,072
Bancorp Commercial Mortgage Trust Series 2019-CRE5, Class B, 1 Month USD LIBOR + 1.500%, 1.57%, 3/15/2036 (b) (c)	150,000	149,910
See accompanying notes to financial statements.
46

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
BX Trust Series 2021-VIEW, Class A, 1 Month USD LIBOR + 1.28%, 1.43%, 6/15/2023 (b) (c)	$ 138,000	$ 138,178
BXMT, Ltd.:
Series 2020-FL2, Class A, 1 Month USD LIBOR + 0.90%, 1.02%, 2/15/2038 (b) (c)	138,000	137,871
Series 2021-FL4, Class A, 1 Month USD LIBOR + 1.05%, 1.12%, 5/15/2038 (b) (c)	138,000	138,000
DBGS Mortgage Trust Series 2018-5BP, Class D, 1 Month USD LIBOR + 1.35%, 1.57%, 6/15/2033 (b) (c)	136,000	135,461
Extended Stay America Trust Series 2021-ESH, Class A, 1 Month USD LIBOR + 1.08%, 1.16%, 7/15/2038 (b) (c) (d)	150,000	150,295
GPMT, Ltd. Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.25%, 1.33%, 7/16/2035 (b) (c)	100,000	100,065
MF1 Multifamily Housing Mortgage Loan Trust:
Series 2021-FL5, Class A, 1 Month USD LIBOR + 0.85%, 0.97%, 7/15/2036 (b) (c)	138,000	137,871
Series 2021-FL5, Class AS, 1 Month USD LIBOR + 1.20%, 1.32%, 7/15/2036 (b) (c)	138,000	137,871
MHC Commercial Mortgage Trust Series 2021-MHC, Class A, 1 Month USD LIBOR + 0.80%, 0.87%, 4/15/2038 (b) (c)	150,000	150,119
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class B, 1 Month USD LIBOR + 1.25%, 1.33%, 11/11/2034 (b) (c)	110,171	110,201
TTAN 2021-MHC Series 2021-MHC, Class A, 1 Month USD LIBOR + 0.85%, 0.92%, 3/15/2038 (b) (c)	138,000	138,158
Wells Fargo Commercial Mortgage Trust:
Series 2021-SAVE, Class A, 1 Month USD LIBOR + 1.150%, 1.22%, 2/15/2040 (b) (c)	90,902	91,297
Series 2021-SAVE, Class B, 1 Month USD LIBOR + 1.450%, 1.52%, 2/15/2040 (b) (c)	90,902	91,190
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,946,527)		1,948,559
	Shares
SHORT-TERM INVESTMENT — 9.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (f) (g) (Cost $14,576,244)	14,576,244	14,576,244
TOTAL INVESTMENTS — 103.0% (Cost $164,634,897)		164,985,631
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.0)%		(4,746,957)
NET ASSETS — 100.0%		$ 160,238,674

See accompanying notes to financial statements.
47

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

(a)	Amount is less than 0.05% of net assets.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 24.9% of net assets as of June 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	When-issued security.
(e)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2021. Maturity date shown is the final maturity.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at June 30, 2021.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 43,357,040	$—	$ 43,357,040
Asset-Backed Securities	—	18,004,206	—	18,004,206
Foreign Government Obligations	—	2,485,360	—	2,485,360
U.S. Government Agency Obligations	—	40,732,293	—	40,732,293
U.S. Treasury Obligations	—	33,651,782	—	33,651,782
Mortgage-Backed Securities	—	10,230,147	—	10,230,147
Commercial Mortgage Backed Securities	—	1,948,559	—	1,948,559
Short-Term Investment	14,576,244	—	—	14,576,244
TOTAL INVESTMENTS	$14,576,244	$150,409,387	$—	$164,985,631
See accompanying notes to financial statements.
48

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	3,357,926	$3,357,926	$76,451,191	$65,232,873	$—	$—	14,576,244	$14,576,244	$3,418
See accompanying notes to financial statements.
49

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 14.5%
ARGENTINA — 0.1%
AES Argentina Generacion SA Series REGS, 7.75%, 2/2/2024	$ 500,000	$ 425,520
Banco Macro SA:
USD 5 Year Swap Rate + 5.46%, 6.75%, 11/4/2026 (a) (b)	450,000	374,364
Series REGS, USD 5 Year Swap Rate + 5.46%, 6.75%, 11/4/2026 (b)	1,150,000	956,708
Pampa Energia SA:
Series REGS, 7.50%, 1/24/2027	2,000,000	1,802,940
Series REGS, 9.13%, 4/15/2029	150,000	136,815
		3,696,347
AUSTRALIA — 0.2%
Glencore Funding LLC 1.63%, 4/27/2026 (a)	1,900,000	1,905,738
Macquarie Group, Ltd.:
3 Month USD LIBOR + 1.33%, 4.15%, 3/27/2024 (a) (b)	1,810,000	1,916,319
SOFR + 0.91%, 1.63%, 9/23/2027 (a) (b)	1,915,000	1,906,019
		5,728,076
BELGIUM — 0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/2049	1,405,000	1,931,819
BRAZIL — 0.4%
Banco BTG Pactual SA 5 Year CMT + 5.26%, 7.75%, 2/15/2029 (a) (b)	400,000	436,636
Banco do Brasil SA Series REGS, 10 Year CMT + 4.40%, 6.25%, 4/15/2024 (b)	200,000	204,408
Banco do Estado do Rio Grande do Sul SA Series REGS, VRN, 5 year CMT + 4.93%, 5.38%, 1/28/2031 (b)	700,000	715,869
Braskem Netherlands Finance BV VRN, 5 year CMT + 8.22%, 8.50%, 1/23/2081 (a) (b)	800,000	933,768
Cosan Overseas, Ltd. 8.25%, 8/5/2021	4,314,000	4,421,850
See accompanying notes to financial statements.
50

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
CSN Islands XII Corp. Series REGS, 7.00%, 9/23/2021	$ 1,750,000	$ 1,764,735
Itau Unibanco Holding SA:
VRN, 5 Year CMT + 3.22%, 4.63%, 2/27/2025 (a) (b)	200,000	192,522
Series REGS, VRN, 5 year CMT + 3.22%, 4.63%, 2/27/2025 (b)	200,000	192,522
Minerva Luxembourg SA 4.38%, 3/18/2031 (a)	1,200,000	1,192,920
Petrobras Global Finance B.V.:
5.50%, 6/10/2051	300,000	300,045
6.75%, 6/3/2050	2,600,000	3,035,500
Suzano Austria GmbH 3.13%, 1/15/2032 (c)	350,000	346,356
		13,737,131
CANADA — 0.5%
Bank of Nova Scotia:
1.63%, 5/1/2023	1,485,000	1,518,116
3.40%, 2/11/2024	400,000	428,356
Bombardier, Inc.:
6.00%, 10/15/2022 (a)	300,000	300,444
7.88%, 4/15/2027 (a)	350,000	362,824
Canadian Natural Resources, Ltd. 2.95%, 1/15/2023	1,945,000	2,015,214
Garda World Security Corp.:
4.63%, 2/15/2027 (a)	615,000	617,386
6.00%, 6/1/2029 (a)	480,000	476,002
GFL Environmental, Inc.:
3.75%, 8/1/2025 (a)	275,000	282,516
4.00%, 8/1/2028 (a)	585,000	578,144
Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer LLC 6.00%, 9/15/2028 (a)	225,000	234,740
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.:
5.00%, 12/31/2026 (a)	975,000	994,315
7.00%, 12/31/2027 (a)	525,000	526,738
Mattamy Group Corp. 4.63%, 3/1/2030 (a)	395,000	404,247
MEG Energy Corp.:
5.88%, 2/1/2029 (a)	95,000	99,811
7.13%, 2/1/2027 (a)	460,000	490,889
See accompanying notes to financial statements.
51

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Parkland Corp. 4.50%, 10/1/2029 (a)	$ 435,000	$ 441,751
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (a)	475,000	475,095
Royal Bank of Canada Series GMTN, 2.55%, 7/16/2024	4,135,000	4,362,921
Superior Plus L.P./Superior General Partner, Inc. 4.50%, 3/15/2029 (a)	615,000	633,345
Telesat Canada/Telesat LLC:
4.88%, 6/1/2027 (a)	255,000	246,911
6.50%, 10/15/2027 (a)	260,000	247,728
Tervita Corp. 11.00%, 12/1/2025 (a)	395,000	441,966
Titan Acquisition, Ltd./Titan Co-Borrower LLC 7.75%, 4/15/2026 (a)	155,000	160,702
		16,340,161
CAYMAN ISLANDS — 0.0% (d)
Global Aircraft Leasing Co., Ltd. PIK, 6.50%, 9/15/2024 (a)	563,752	565,387
CHILE — 0.3%
AES Gener SA:
5 Year CMT + 4.92%, 6.35%, 10/7/2079 (a) (b)	200,000	213,486
USD 5 Year Swap Rate + 4.64%, 7.13%, 3/26/2079 (a) (b)	400,000	428,992
Series REGS, USD 5 Year Swap Rate + 4.64%, 7.13%, 3/26/2079 (b)	1,600,000	1,715,968
Antofagasta PLC Series REGS, 2.38%, 10/14/2030	600,000	578,562
CAP SA 3.90%, 4/27/2031 (a)	600,000	600,168
Chile Electricity PEC SpA Zero Coupon%, 1/25/2028 (a)	1,200,000	972,312
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	1,391,000	1,397,955
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	894,390	926,409
Empresa Electrica Guacolda SA Series REGS, 4.56%, 4/30/2025	1,900,000	1,355,707
See accompanying notes to financial statements.
52

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
VTR Finance NV Series REGS, 6.38%, 7/15/2028	$ 200,000	$ 212,962
		8,402,521
CHINA — 0.2%
Baidu, Inc. 3.43%, 4/7/2030	200,000	216,942
ENN Energy Holdings, Ltd. 3.25%, 7/24/2022	200,000	204,144
JD.com, Inc. 3.38%, 1/14/2030	1,800,000	1,922,562
State Grid Overseas Investment 2013, Ltd. Series REGS, 3.13%, 5/22/2023	500,000	521,660
State Grid Overseas Investment 2016, Ltd. Series EMTN, 1.00%, 8/5/2025	200,000	197,576
Tencent Holdings, Ltd. 2.39%, 6/3/2030 (a)	2,100,000	2,092,545
		5,155,429
COLOMBIA — 0.2%
AI Candelaria Spain SLU 5.75%, 6/15/2033 (a)	900,000	926,721
Banco Davivienda SA VRN, 10 Year CMT + 5.08%, 6.65%, 4/22/2031 (a) (b)	600,000	628,806
Empresas Publicas de Medellin ESP:
Series REGS, 4.25%, 7/18/2029	1,100,000	1,096,491
Series REGS, 4.38%, 2/15/2031	800,000	792,080
Gran Tierra Energy International Holdings, Ltd. Series REGS, 6.25%, 2/15/2025	2,600,000	2,308,540
Grupo Aval, Ltd. 4.38%, 2/4/2030 (a)	300,000	296,373
		6,049,011
DOMINICAN REPUBLIC — 0.1%
Banco de Reservas de la Republica Dominicana Series REGS, 7.00%, 2/1/2023	1,900,000	1,993,746
Empresa Generadora de Electricidad Itabo SA 7.95%, 5/11/2026 (a)	918,000	924,940
		2,918,686
See accompanying notes to financial statements.
53

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
FRANCE — 0.1%
Altice France SA:
5.13%, 7/15/2029 (a)	$ 680,000	$ 687,773
7.38%, 5/1/2026 (a)	321,000	333,692
TotalEnergies Capital International SA 3.39%, 6/29/2060	1,975,000	2,085,442
		3,106,907
GERMANY — 0.0% (d)
TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (a)	700,000	737,387
GUATEMALA — 0.0% (d)
Investment Energy Resources, Ltd. 6.25%, 4/26/2029 (a)	250,000	270,477
INDIA — 0.3%
Adani International Container Terminal Pvt., Ltd. Series REGS, 3.00%, 2/16/2031	300,000	289,567
Adani Ports & Special Economic Zone, Ltd. Series REGS, 4.38%, 7/3/2029	400,000	417,776
JSW Hydro Energy, Ltd. 4.13%, 5/18/2031 (a)	400,000	405,200
Network i2i, Ltd. 5 Year CMT + 4.28%, 5.65%, 1/15/2025 (a) (b)	900,000	960,912
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 7/27/2026	2,200,000	2,344,415
UPL Corp., Ltd. 4.50%, 3/8/2028	1,300,000	1,393,288
Vedanta Resources Finance II PLC 9.25%, 4/23/2026 (a)	1,400,000	1,231,832
Vedanta Resources, Ltd. Series REGS, 6.13%, 8/9/2024	2,400,000	2,012,640
		9,055,630
INDONESIA — 0.1%
Medco Bell Pte, Ltd. 6.38%, 1/30/2027 (a)	600,000	619,548
Minejesa Capital B.V.:
Series REGS, 4.63%, 8/10/2030	1,200,000	1,271,604
See accompanying notes to financial statements.
54

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Series REGS, 5.63%, 8/10/2037	$ 2,200,000	$ 2,385,922
		4,277,074
IRELAND — 0.1%
Avolon Holdings Funding, Ltd.:
2.13%, 2/21/2026 (a)	1,065,000	1,055,703
3.25%, 2/15/2027 (a)	850,000	877,098
		1,932,801
JAMAICA — 0.0% (d)
Digicel Group Holdings, Ltd.:
PIK, 7.00%, 10/1/2169 (a)	611,353	472,332
PIK, 8.00%, 4/1/2025 (a)	835,317	708,407
		1,180,739
JAPAN — 0.1%
Mitsubishi UFJ Financial Group, Inc. 3 Month USD LIBOR + 0.74%, 0.87%, 3/2/2023 (b)	1,845,000	1,860,480
KUWAIT — 0.0% (d)
MEGlobal Canada ULC 5.00%, 5/18/2025 (a)	500,000	560,485
LUXEMBOURG — 0.0% (d)
Altice Financing SA 5.00%, 1/15/2028 (a)	240,000	236,181
Altice France Holding SA 6.00%, 2/15/2028 (a)	430,000	427,433
ARD Finance SA PIK, 6.50%, 6/30/2027 (a)	200,000	209,856
		873,470
MALAYSIA — 0.1%
Malayan Banking Bhd USD 5 Year Swap Rate + 2.54%, 3.91%, 10/29/2026 (b)	2,500,000	2,518,400
Petronas Capital, Ltd.:
2.48%, 1/28/2032 (a)	200,000	201,064
3.50%, 4/21/2030 (a)	400,000	437,516
		3,156,980
See accompanying notes to financial statements.
55

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
MEXICO — 0.3%
Banco Mercantil del Norte SA:
10 year CMT + 5.47%, 7.50%, 6/27/2029 (a) (b)	$ 1,600,000	$ 1,809,376
Series REGS, 10 Year CMT + 5.35%, 7.63%, 10/6/2169 (b)	800,000	906,576
BBVA Bancomer SA Series REGS, 5 Year CMT + 2.65%, 5.13%, 1/18/2033 (b)	1,600,000	1,669,904
Credito Real SAB de CV:
9.50%, 2/7/2026 (a)	600,000	561,894
Series REGS, 5 Year CMT + 7.03%, 9.13%, 11/29/2022 (b)	1,500,000	1,059,165
Grupo Idesa SA de CV PIK, 10.13%, 5/22/2026 (a)	1,509,859	862,311
Mexarrend SAPI de CV 10.25%, 7/24/2024 (a)	1,182,000	1,110,548
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 1/29/2025 (b)	3,700,000	2,764,862
		10,744,636
NETHERLANDS — 0.0% (d)
Nouryon Holding B.V. 8.00%, 10/1/2026 (a)	150,000	159,000
PANAMA — 0.2%
AES Panama Generation Holdings SRL:
4.38%, 5/31/2030 (a)	300,000	314,079
Series REGS, 4.38%, 5/31/2030	600,000	628,158
Banco General SA VRN, 10 Year CMT + 3.67%, 5.25%, 5/7/2031 (a) (b)	1,000,000	1,038,700
Banco Nacional de Panama 2.50%, 8/11/2030 (a)	300,000	290,328
Global Bank Corp. 3 Month USD LIBOR + 3.30%, 5.25%, 4/16/2029 (a) (b)	1,400,000	1,473,290
UEP Penonome II SA:
6.50%, 10/1/2038 (a)	838,075	859,287
Series REGS, 6.50%, 10/1/2038	394,388	404,370
		5,008,212
See accompanying notes to financial statements.
56

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
PERU — 0.2%
Banco de Credito del Peru:
VRN, 5 year CMT + 3.00%, 3.13%, 7/1/2030 (a) (b)	$ 700,000	$ 696,192
5 year CMT + 3.00%, 3.13%, 7/1/2030 (b)	300,000	298,368
Banco Internacional del Peru SAA Interbank Series REGS, VRN, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (b)	1,200,000	1,184,304
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	344,706	350,607
Hunt Oil Co. of Peru LLC Sucursal Del Peru Series REGS, 6.38%, 6/1/2028	1,100,000	1,159,521
Nexa Resources SA Series REGS, 5.38%, 5/4/2027	400,000	429,712
Orazul Energy Egenor SCA 5.63%, 4/28/2027	200,000	206,400
Peru LNG S.r.l. Series REGS, 5.38%, 3/22/2030	1,900,000	1,636,489
Scotiabank Peru SAA Series REGS, 3 Month USD LIBOR + 3.86%, 4.50%, 12/13/2027 (b)	200,000	204,664
		6,166,257
PHILIPPINES — 0.1%
BDO Unibank, Inc. Series EMTN, 2.95%, 3/6/2023	3,000,000	3,098,400
QATAR — 0.0% (d)
Ooredoo International Finance, Ltd.:
Series REGS, 3.25%, 2/21/2023	300,000	312,756
Series REGS, 3.75%, 6/22/2026	200,000	220,606
		533,362
SAUDI ARABIA — 0.0% (d)
SA Global Sukuk, Ltd. 2.69%, 6/17/2031 (a)	600,000	606,978
SINGAPORE — 0.4%
Avation Capital SA PIK, 8.25%, 10/31/2026 (a)	260,000	214,224
See accompanying notes to financial statements.
57

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
DBS Group Holdings, Ltd.:
Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (b)	$ 3,000,000	$ 3,007,500
Series GMTN, VRN, 5 year CMT + 1.10%, 1.82%, 3/10/2031 (b)	400,000	398,672
Series REGS, VRN, USD 5 year ICE Swap Rate + 1.59%, 4.52%, 12/11/2028 (b)	500,000	539,395
Oversea-Chinese Banking Corp., Ltd.:
VRN, 5 year CMT + 1.58%, 1.83%, 9/10/2030 (a) (b)	700,000	699,496
Series REGS, VRN, 5 year CMT + 1.58%, 1.83%, 9/10/2030 (b)	900,000	899,352
PSA Treasury Pte, Ltd. Series GMTN, 2.13%, 9/5/2029	1,100,000	1,121,241
Temasek Financial I, Ltd.:
1.00%, 10/6/2030 (a)	2,900,000	2,719,591
Series REGS, 1.00%, 10/6/2030	250,000	234,448
United Overseas Bank, Ltd.:
Series EMTN, USD 5 Year Swap Rate + 1.79%, 3.88%, 10/19/2023 (b)	400,000	416,700
Series EMTN, USD 5 Year Swap Rate + 2.24%, 3.50%, 9/16/2026 (b)	2,000,000	2,009,400
		12,260,019
SOUTH KOREA — 0.2%
Korea East-West Power Co., Ltd.:
1.75%, 5/6/2025 (a)	300,000	306,294
Series REGS, 1.75%, 5/6/2025	1,800,000	1,837,764
KT Corp.:
1.00%, 9/1/2025	200,000	197,936
Series REGS, 2.50%, 7/18/2026	1,000,000	1,048,980
LG Chem, Ltd. 2.38%, 7/7/2031 (a) (c)	250,000	249,215
NongHyup Bank 1.25%, 7/20/2025 (a)	1,000,000	1,001,030
POSCO:
Series REGS, 2.38%, 1/17/2023	700,000	716,681
Series REGS, 2.75%, 7/15/2024	800,000	840,784
See accompanying notes to financial statements.
58

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Shinhan Financial Group Co., Ltd. VRN, 5 year CMT + 2.06%, 2.88%, 5/12/2026 (a) (b)	$ 900,000	$ 895,464
Woori Bank Series REGS, VRN, 5 year CMT + 2.66%, 4.25%, 10/4/2024 (b)	1,000,000	1,038,360
		8,132,508
THAILAND — 0.1%
Bangkok Bank PCL VRN, 5.00%, 12/31/2051	900,000	951,174
Kasikornbank PCL Series EMTN, VRN, 5 year CMT + 4.94%, 5.28%, 10/14/2025 (b)	700,000	740,600
PTTEP Treasury Center Co., Ltd. 2.59%, 6/10/2027 (a)	200,000	207,402
		1,899,176
UNITED ARAB EMIRATES — 0.1%
Galaxy Pipeline Assets Bidco, Ltd.:
2.16%, 3/31/2034 (a)	2,200,000	2,163,018
Series REGS, 2.63%, 3/31/2036	1,000,000	980,921
		3,143,939
UNITED KINGDOM — 0.1%
BAT Capital Corp. 2.73%, 3/25/2031	1,970,000	1,940,391
CK Hutchison International 20, Ltd. 2.50%, 5/8/2030 (a)	1,000,000	1,023,090
eG Global Finance PLC 8.50%, 10/30/2025 (a)	615,000	649,827
Virgin Media Finance PLC 5.00%, 7/15/2030 (a)	605,000	609,931
		4,223,239
UNITED STATES — 9.9%
AbbVie, Inc. 3.85%, 6/15/2024	1,820,000	1,973,353
Academy, Ltd. 6.00%, 11/15/2027 (a)	385,000	411,973
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 2/15/2029 (a)	445,000	439,259
Activision Blizzard, Inc. 2.50%, 9/15/2050	2,140,000	1,923,582
Acuris Finance Us, Inc./Acuris Finance SARL 5.00%, 5/1/2028 (a)	675,000	673,488
See accompanying notes to financial statements.
59

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (a)	$ 370,000	$ 386,413
AEP Texas, Inc. Series H, 3.45%, 1/15/2050	1,280,000	1,327,475
Aethon United BR L.P./Aethon United Finance Corp. 8.25%, 2/15/2026 (a)	305,000	330,349
Air Lease Corp. 3.25%, 3/1/2025	1,965,000	2,093,825
Air Methods Corp. 8.00%, 5/15/2025 (a)	358,000	338,317
Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	2,535,000	2,399,301
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027 (a)	390,000	410,058
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.63%, 7/15/2026 (a)	355,000	376,414
9.75%, 7/15/2027 (a)	680,000	749,054
Allison Transmission, Inc. 3.75%, 1/30/2031 (a)	360,000	353,246
Ambience Merger Sub, Inc.:
4.88%, 7/15/2028 (a) (c)	115,000	115,288
7.13%, 7/15/2029 (a) (c)	245,000	247,212
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.75%, 4/20/2029 (a)	645,000	697,516
American Axle & Manufacturing, Inc. 6.25%, 3/15/2026	325,000	335,166
Amgen, Inc. 2.45%, 2/21/2030	1,795,000	1,850,465
Antero Midstream Partners L.P./Antero Midstream Finance Corp. 5.75%, 3/1/2027 (a)	300,000	312,036
Antero Resources Corp. 5.38%, 3/1/2030 (a)	330,000	336,765
Anthem, Inc. 3.30%, 1/15/2023	1,862,000	1,942,736
Apache Corp.:
4.38%, 10/15/2028	355,000	378,079
4.63%, 11/15/2025	200,000	215,514
APi Group DE, Inc. 4.13%, 7/15/2029 (a)	390,000	388,147
Apple, Inc. 1.25%, 8/20/2030	4,005,000	3,840,435
See accompanying notes to financial statements.
60

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	$ 130,000	$ 129,249
Arconic Corp. 6.13%, 2/15/2028 (a)	860,000	922,221
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 9/1/2029 (a)	835,000	828,704
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 8/15/2027 (a)	300,000	306,207
Arrow Electronics, Inc. 3.88%, 1/12/2028	1,667,000	1,867,257
Asbury Automotive Group, Inc.:
4.50%, 3/1/2028	1,182,000	1,222,720
4.75%, 3/1/2030	357,000	373,204
Ascend Learning LLC 6.88%, 8/1/2025 (a)	1,030,000	1,049,049
AssuredPartners, Inc.:
5.63%, 1/15/2029 (a)	60,000	60,122
7.00%, 8/15/2025 (a)	952,000	971,944
AT&T, Inc.:
2.25%, 2/1/2032	1,935,000	1,901,892
2.75%, 6/1/2031	475,000	493,805
3.30%, 2/1/2052	950,000	925,281
Athene Holding, Ltd. 3.95%, 5/25/2051	1,755,000	1,878,885
Atkore, Inc. 4.25%, 6/1/2031 (a)	325,000	329,209
Austin BidCo, Inc. 7.13%, 12/15/2028 (a)	155,000	158,749
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	720,000	759,859
Avaya, Inc. 6.13%, 9/15/2028 (a)	755,000	808,099
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V. 4.75%, 6/15/2027 (a)	655,000	686,702
B&G Foods, Inc. 5.25%, 9/15/2027	240,000	250,063
Bally's Corp. 6.75%, 6/1/2027 (a)	740,000	789,055
Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	150,000	158,124
See accompanying notes to financial statements.
61

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Bank of America Corp. Series MTN, SOFR + 1.53%, 1.90%, 7/23/2031 (b)	$ 2,960,000	$ 2,872,177
Bausch Health Cos., Inc.:
4.88%, 6/1/2028 (a)	420,000	429,517
5.25%, 1/30/2030 (a)	390,000	363,862
6.25%, 2/15/2029 (a)	300,000	296,673
7.00%, 1/15/2028 (a)	535,000	552,387
Beacon Roofing Supply, Inc. 4.13%, 5/15/2029 (a)	170,000	169,179
Becton Dickinson and Co. 2.89%, 6/6/2022	2,874,000	2,936,711
Berry Global, Inc. 0.95%, 2/15/2024 (a)	1,920,000	1,923,955
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63%, 12/15/2025 (a)	235,000	254,583
Boeing Co. 2.95%, 2/1/2030	2,035,000	2,083,820
Boston Properties L.P. 3.65%, 2/1/2026	2,740,000	3,020,275
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (a)	35,000	37,460
Boyd Gaming Corp. 4.75%, 6/15/2031 (a)	570,000	592,595
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	700,000	725,039
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (a)	765,000	766,408
Broadcom, Inc. 3.42%, 4/15/2033 (a)	1,869,000	1,970,636
Brown & Brown, Inc. 2.38%, 3/15/2031	1,390,000	1,389,708
Builders FirstSource, Inc.:
5.00%, 3/1/2030 (a)	400,000	420,008
6.75%, 6/1/2027 (a)	165,000	177,129
Bunge, Ltd. Finance Corp. 2.75%, 5/14/2031	1,905,000	1,926,850
Cablevision Lightpath LLC:
3.88%, 9/15/2027 (a)	300,000	297,858
5.63%, 9/15/2028 (a)	200,000	204,000
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	440,000	466,717
Calpine Corp.:
4.50%, 2/15/2028 (a)	265,000	270,239
See accompanying notes to financial statements.
62

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
4.63%, 2/1/2029 (a)	$ 205,000	$ 202,534
5.13%, 3/15/2028 (a)	165,000	167,744
Camelot Finance SA 4.50%, 11/1/2026 (a)	125,000	130,701
Carlson Travel, Inc. 6.75%, 12/15/2025 (a)	215,000	197,662
Carnival Corp.:
5.75%, 3/1/2027 (a)	385,000	404,989
11.50%, 4/1/2023 (a)	165,000	186,310
Carrier Global Corp. 3.58%, 4/5/2050	880,000	934,094
Carvana Co. 5.63%, 10/1/2025 (a)	165,000	171,544
Castle US Holding Corp. 9.50%, 2/15/2028 (a)	585,000	611,073
Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (a)	470,000	491,305
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.50%, 8/15/2030 (a)	370,000	385,951
4.75%, 3/1/2030 (a)	755,000	797,793
5.00%, 2/1/2028 (a)	195,000	204,606
Cedar Fair L.P. 5.25%, 7/15/2029	430,000	443,261
Cengage Learning, Inc. 9.50%, 6/15/2024 (a)	495,000	507,014
Centene Corp.:
2.50%, 3/1/2031	2,320,000	2,290,327
3.00%, 10/15/2030	210,000	215,823
4.25%, 12/15/2027	460,000	485,268
Century Communities, Inc. 6.75%, 6/1/2027	360,000	381,874
Charles River Laboratories International, Inc. 4.25%, 5/1/2028 (a)	370,000	383,165
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 2/1/2032	2,540,000	2,446,350
Chesapeake Energy Corp. 5.88%, 2/1/2029 (a)	415,000	448,793
CHS/Community Health Systems, Inc.:
4.75%, 2/15/2031 (a)	410,000	411,480
6.00%, 1/15/2029 (a)	455,000	487,009
6.88%, 4/15/2029 (a)	325,000	341,279
See accompanying notes to financial statements.
63

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Cigna Corp.:
4.90%, 12/15/2048	$ 1,445,000	$ 1,867,662
3 Month USD LIBOR + 0.89%, 1.07%, 7/15/2023 (b)	1,665,000	1,686,612
Citigroup, Inc. 3 Month USD LIBOR + 1.39%, 3.67%, 7/24/2028 (b)	3,385,000	3,738,631
Clarios Global L.P./Clarios US Finance Co.:
6.25%, 5/15/2026 (a)	396,000	421,768
8.50%, 5/15/2027 (a)	225,000	245,266
Clarivate Science Holdings Corp. 4.88%, 6/30/2029 (a)	245,000	251,395
Clean Harbors, Inc.:
4.88%, 7/15/2027 (a)	460,000	482,793
5.13%, 7/15/2029 (a)	145,000	157,688
Clear Channel Outdoor Holdings, Inc.:
7.50%, 6/1/2029 (a)	245,000	253,788
7.75%, 4/15/2028 (a)	80,000	83,796
Clearway Energy Operating LLC 4.75%, 3/15/2028 (a)	375,000	393,420
CNX Midstream Partners L.P./CNX Midstream Finance Corp. 6.50%, 3/15/2026 (a)	510,000	533,236
CNX Resources Corp. 6.00%, 1/15/2029 (a)	200,000	216,216
Comcast Corp. 4.70%, 10/15/2048	1,455,000	1,886,364
CommScope Technologies LLC 5.00%, 3/15/2027 (a)	230,000	235,228
Consolidated Communications, Inc. 5.00%, 10/1/2028 (a)	405,000	410,455
Constellation Brands, Inc.:
2.88%, 5/1/2030	375,000	393,844
3.15%, 8/1/2029	1,380,000	1,483,348
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	170,000	167,875
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (a)	440,000	472,692
Coty, Inc.:
5.00%, 4/15/2026 (a)	410,000	415,941
6.50%, 4/15/2026 (a)	245,000	248,072
CQP Holdco L.P./BIP-V Chinook Holdco LLC 5.50%, 6/15/2031 (a)	1,015,000	1,057,488
CRC Escrow Issuer LLC/CRC Finco, Inc. 5.25%, 10/15/2025 (a)	505,000	511,499
See accompanying notes to financial statements.
64

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Credit Acceptance Corp. 6.63%, 3/15/2026	$ 590,000	$ 623,353
Crown Castle International Corp. 4.30%, 2/15/2029	1,605,000	1,847,515
CSC Holdings LLC:
4.63%, 12/1/2030 (a)	800,000	784,680
5.75%, 1/15/2030 (a)	810,000	842,651
CSI Compressco L.P./CSI Compressco Finance, Inc. 7.50%, 4/1/2025 (a)	660,000	669,022
CSX Corp. 3.35%, 9/15/2049	1,935,000	2,049,958
CVR Partners L.P./CVR Nitrogen Finance Corp. 6.13%, 6/15/2028 (a)	245,000	251,074
Dana Financing Luxembourg Sarl 5.75%, 4/15/2025 (a)	325,000	335,302
Dana, Inc.:
4.25%, 9/1/2030	95,000	97,703
5.38%, 11/15/2027	125,000	132,979
5.63%, 6/15/2028	300,000	324,114
DaVita, Inc. 4.63%, 6/1/2030 (a)	320,000	329,274
Dealer Tire LLC/DT Issuer LLC 8.00%, 2/1/2028 (a)	295,000	317,824
Dell International LLC/EMC Corp. 6.02%, 6/15/2026	1,645,000	1,972,931
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 8/15/2026 (a)	385,000	249,457
Discover Financial Services 4.10%, 2/9/2027	1,635,000	1,832,181
DISH DBS Corp.:
5.13%, 6/1/2029 (a)	415,000	410,165
5.88%, 11/15/2024	380,000	408,086
Dollar General Corp. 3.50%, 4/3/2030	1,780,000	1,957,662
Dollar Tree, Inc. 4.00%, 5/15/2025	1,753,000	1,934,663
Duke Energy Corp. 2.65%, 9/1/2026	2,725,000	2,882,369
Dun & Bradstreet Corp.:
6.88%, 8/15/2026 (a)	171,000	181,320
10.25%, 2/15/2027 (a)	268,000	295,658
DuPont de Nemours, Inc. 5.42%, 11/15/2048	700,000	972,111
See accompanying notes to financial statements.
65

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Embarq Corp. 8.00%, 6/1/2036	$ 370,000	$ 419,399
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	420,000	411,709
Enable Midstream Partners L.P. 5.00%, 5/15/2044	890,000	968,676
Encompass Health Corp.:
4.50%, 2/1/2028	185,000	191,938
4.63%, 4/1/2031	455,000	487,323
4.75%, 2/1/2030	60,000	63,824
Endeavor Energy Resources L.P./EER Finance, Inc. 6.63%, 7/15/2025 (a)	240,000	257,184
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 6.13%, 4/1/2029 (a)	350,000	343,066
Endure Digital, Inc. 6.00%, 2/15/2029 (a)	490,000	485,159
Energy Transfer L.P. 4.75%, 1/15/2026	955,000	1,075,072
Enterprise Products Operating LLC 3.75%, 2/15/2025	1,805,000	1,967,793
Envision Helthcare Corp. 8.75%, 10/15/2026 (a)	225,000	156,902
EQM Midstream Partners L.P.:
4.75%, 1/15/2031 (a)	395,000	407,024
6.50%, 7/1/2027 (a)	135,000	150,501
EQT Corp. 8.50%, 2/1/2030	370,000	481,425
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	515,000	524,615
Essential Utilities, Inc. 3.35%, 4/15/2050	1,885,000	1,948,939
Everi Holdings, Inc. 5.00%, 7/15/2029	230,000	235,741
Expedia Group, Inc. 3.80%, 2/15/2028	2,315,000	2,521,915
Exterran Energy Solutions L.P./EES Finance Corp. 8.13%, 5/1/2025	190,000	169,073
Exxon Mobil Corp. 2.99%, 3/19/2025	1,260,000	1,351,930
FedEx Corp. 4.75%, 11/15/2045	815,000	1,015,832
Ferrellgas L.P./Ferrellgas Finance Corp. 5.38%, 4/1/2026 (a)	330,000	327,192
See accompanying notes to financial statements.
66

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (a)	$ 635,000	$ 646,919
Ford Motor Co.:
7.45%, 7/16/2031	430,000	566,284
9.00%, 4/22/2025	175,000	215,646
Ford Motor Credit Co. LLC:
3.63%, 6/17/2031	545,000	555,273
Series GMTN, 4.39%, 1/8/2026	600,000	647,640
Fortress Transportation and Infrastructure Investors LLC 5.50%, 5/1/2028 (a)	250,000	260,413
Frontier Communications Holdings LLC:
5.00%, 5/1/2028 (a)	250,000	258,590
5.88%, 10/15/2027 (a)	125,000	133,980
6.75%, 5/1/2029 (a)	150,000	159,590
Full House Resorts, Inc. 8.25%, 2/15/2028 (a)	165,000	179,838
Gates Global LLC/Gates Corp. 6.25%, 1/15/2026 (a)	405,000	424,703
GCI LLC 4.75%, 10/15/2028 (a)	360,000	368,914
General Electric Co.:
Series GMTN, 6.88%, 1/10/2039	540,000	810,416
Series MTN, 5.88%, 1/14/2038	850,000	1,157,623
General Motors Financial Co., Inc.:
3.95%, 4/13/2024	125,000	134,675
3 Month USD LIBOR + 0.99%, 1.18%, 1/5/2023 (b)	3,236,000	3,264,024
Georgia-Pacific LLC 3.60%, 3/1/2025 (a)	1,543,000	1,678,059
Golden Entertainment, Inc. 7.63%, 4/15/2026 (a)	315,000	335,314
Golden Nugget, Inc.:
6.75%, 10/15/2024 (a)	740,000	745,372
8.75%, 10/1/2025 (a)	150,000	158,207
Goldman Sachs Group, Inc. Series ., 3 Month USD LIBOR + 1.17%, 1.33%, 5/15/2026 (b)	3,790,000	3,884,750
Goodyear Tire & Rubber Co. 5.25%, 7/15/2031 (a)	405,000	422,289
See accompanying notes to financial statements.
67

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
GrafTech Finance, Inc. 4.63%, 12/15/2028 (a)	$ 195,000	$ 200,546
Gray Television, Inc. 7.00%, 5/15/2027 (a)	575,000	624,249
Griffon Corp. 5.75%, 3/1/2028	960,000	1,019,213
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	130,000	132,249
GrubHub Holdings, Inc. 5.50%, 7/1/2027 (a)	225,000	237,179
GTT Communications, Inc. 7.88%, 12/31/2024 (a)	310,000	32,054
Guardian Life Global Funding 1.25%, 5/13/2026 (a)	1,910,000	1,906,180
Halliburton Co. 2.92%, 3/1/2030	977,000	1,015,494
HCA, Inc.:
4.13%, 6/15/2029	870,000	981,082
5.38%, 9/1/2026	965,000	1,111,024
Hess Midstream Operations L.P.:
5.13%, 6/15/2028 (a)	365,000	382,816
5.63%, 2/15/2026 (a)	455,000	474,269
Hexion, Inc. 7.88%, 7/15/2027 (a)	300,000	323,580
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.50%, 6/1/2026 (a)	450,000	470,533
Hightower Holding LLC 6.75%, 4/15/2029 (a)	315,000	321,291
Hilcorp Energy I L.P./Hilcorp Finance Co.:
5.75%, 2/1/2029 (a)	170,000	177,223
6.25%, 11/1/2028 (a)	540,000	573,809
Hillman Group, Inc. 6.38%, 7/15/2022 (a)	295,000	295,286
Hilton Domestic Operating Co., Inc.:
5.38%, 5/1/2025 (a)	25,000	26,331
5.75%, 5/1/2028 (a)	25,000	27,048
Home Depot, Inc. 3.90%, 6/15/2047	1,590,000	1,887,950
Horizon Pharma USA, Inc. 5.50%, 8/1/2027 (a)	730,000	774,946
Hyundai Capital America 3.00%, 2/10/2027 (a)	1,920,000	2,032,531
See accompanying notes to financial statements.
68

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
IAA, Inc. 5.50%, 6/15/2027 (a)	$ 570,000	$ 598,169
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.:
5.25%, 5/15/2027	385,000	398,521
6.25%, 5/15/2026	715,000	758,515
iHeartCommunications, Inc.:
5.25%, 8/15/2027 (a)	300,000	314,016
8.38%, 5/1/2027	75,000	80,462
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 7/1/2028 (a)	345,000	385,127
Indigo Natural Resources LLC 5.38%, 2/1/2029 (a)	410,000	429,934
Installed Building Products, Inc. 5.75%, 2/1/2028 (a)	435,000	457,868
IRB Holding Corp. 6.75%, 2/15/2026 (a)	575,000	595,573
Iron Mountain, Inc.:
4.88%, 9/15/2029 (a)	185,000	191,131
REIT, 4.50%, 2/15/2031 (a)	260,000	263,357
iStar, Inc. 4.75%, 10/1/2024	305,000	321,909
Jazz Securities DAC 4.38%, 1/15/2029 (a)	290,000	300,884
JBS Finance Luxembourg S.a.r.l 3.63%, 1/15/2032 (a)	200,000	199,658
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.:
3.75%, 12/1/2031 (a)	215,000	219,405
5.50%, 1/15/2030 (a)	190,000	210,991
Jeld-Wen, Inc. 4.63%, 12/15/2025 (a)	610,000	623,688
JPMorgan Chase & Co. SOFR + 1.25%, 2.58%, 4/22/2032 (b)	3,305,000	3,395,524
KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	480,000	492,446
Kenan Advantage Group, Inc. 7.88%, 7/31/2023 (a)	85,000	85,070
Kraft Heinz Foods Co.:
5.00%, 7/15/2035	430,000	526,337
5.20%, 7/15/2045	1,195,000	1,484,967
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.25%, 12/15/2025 (a)	800,000	815,912
See accompanying notes to financial statements.
69

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (a)	$ 475,000	$ 498,080
LBM Acquisition LLC 6.25%, 1/15/2029 (a)	485,000	488,676
LD Holdings Group LLC:
6.13%, 4/1/2028 (a)	60,000	59,917
6.50%, 11/1/2025 (a)	230,000	235,141
Leeward Renewable Energy Operations LLC 4.25%, 7/1/2029 (a) (c)	425,000	431,821
Legacy LifePoint Health LLC 4.38%, 2/15/2027 (a)	410,000	414,990
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.00%, 2/1/2026 (a)	340,000	354,409
Level 3 Financing, Inc.:
3.75%, 7/15/2029 (a)	180,000	175,041
4.25%, 7/1/2028 (a)	300,000	304,422
4.63%, 9/15/2027 (a)	460,000	477,301
Lifepoint Health, Inc. 5.38%, 1/15/2029 (a)	285,000	277,430
Ligado Networks LLC PIK, 15.50%, 11/1/2023 (a)	351,306	346,609
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a)	450,000	474,723
Live Nation Entertainment, Inc.:
5.63%, 3/15/2026 (a)	960,000	1,001,117
6.50%, 5/15/2027 (a)	185,000	205,306
LogMeIn, Inc. 5.50%, 9/1/2027 (a)	175,000	181,419
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 2/15/2026 (a)	375,000	388,129
Lumen Technologies, Inc.:
4.00%, 2/15/2027 (a)	355,000	362,111
5.13%, 12/15/2026 (a)	390,000	405,202
M/I Homes, Inc. 4.95%, 2/1/2028	365,000	381,418
Madison IAQ LLC:
4.13%, 6/30/2028 (a)	340,000	343,342
5.88%, 6/30/2029 (a)	330,000	335,795
Magic Mergeco, Inc. 7.88%, 5/1/2029 (a)	185,000	190,622
Marriott International, Inc. Series HH, 2.85%, 4/15/2031	1,910,000	1,940,980
See accompanying notes to financial statements.
70

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/2026	$ 620,000	$ 645,098
Masonite International Corp. 5.75%, 9/15/2026 (a)	490,000	507,762
Massachusetts Mutual Life Insurance Co. 3.38%, 4/15/2050 (a)	1,885,000	1,968,015
Match Group Holdings II LLC:
4.63%, 6/1/2028 (a)	165,000	171,404
5.00%, 12/15/2027 (a)	775,000	814,540
Metis Merger Sub LLC 6.50%, 5/15/2029 (a)	375,000	369,217
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. REIT, 5.75%, 2/1/2027	735,000	820,356
MGM Resorts International:
5.75%, 6/15/2025	453,000	499,541
6.75%, 5/1/2025	420,000	449,698
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.88%, 5/1/2029 (a)	685,000	686,171
ModivCare, Inc. 5.88%, 11/15/2025 (a)	260,000	278,192
Monongahela Power Co. 5.40%, 12/15/2043 (a)	675,000	883,224
Morgan Stanley 3 Month USD LIBOR + 0.85%, 3.74%, 4/24/2024 (b)	3,710,000	3,922,880
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (a)	345,000	321,871
MPH Acquisition Holdings LLC 5.75%, 11/1/2028 (a)	650,000	653,061
MPLX L.P. 1.75%, 3/1/2026	1,015,000	1,026,541
Murphy Oil USA, Inc. 4.75%, 9/15/2029	285,000	299,837
Nabors Industries, Ltd. 7.25%, 1/15/2026 (a)	305,000	298,967
Nationstar Mortgage Holdings, Inc.:
5.50%, 8/15/2028 (a)	410,000	413,251
6.00%, 1/15/2027 (a)	65,000	67,443
Navient Corp.:
5.00%, 3/15/2027	285,000	295,534
6.50%, 6/15/2022	895,000	933,261
See accompanying notes to financial statements.
71

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
NCL Corp., Ltd.:
3.63%, 12/15/2024 (a)	$ 585,000	$ 564,630
5.88%, 3/15/2026 (a)	395,000	413,770
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	115,000	120,006
NetApp, Inc. 1.88%, 6/22/2025	965,000	992,840
Netflix, Inc.:
5.38%, 11/15/2029 (a)	240,000	291,559
5.88%, 2/15/2025	410,000	473,575
Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (a)	310,000	329,651
NextEra Energy Capital Holdings, Inc. 2.75%, 5/1/2025	1,975,000	2,098,536
NFP Corp.:
4.88%, 8/15/2028 (a)	280,000	284,595
6.88%, 8/15/2028 (a)	360,000	380,362
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 2/1/2026 (a)	655,000	687,822
NGL Energy Partners L.P./NGL Energy Finance Corp. 7.50%, 4/15/2026	395,000	360,414
Novelis Corp. 4.75%, 1/30/2030 (a)	235,000	246,680
NRG Energy, Inc. 3.63%, 2/15/2031 (a)	545,000	535,228
NuStar Logistics L.P. 6.00%, 6/1/2026	510,000	554,870
Nuveen Finance LLC 4.13%, 11/1/2024 (a)	3,045,000	3,358,178
Oasis Petroleum, Inc. 6.38%, 6/1/2026 (a)	375,000	390,682
Occidental Petroleum Corp.:
3.50%, 8/15/2029	685,000	687,493
6.13%, 1/1/2031	540,000	634,959
6.45%, 9/15/2036	220,000	262,896
6.60%, 3/15/2046	215,000	255,328
6.63%, 9/1/2030	650,000	781,859
8.00%, 7/15/2025	255,000	305,832
Omnicom Group, Inc. 2.45%, 4/30/2030	1,770,000	1,797,771
OneMain Finance Corp.:
5.38%, 11/15/2029	250,000	272,358
See accompanying notes to financial statements.
72

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
6.63%, 1/15/2028	$ 125,000	$ 143,854
7.13%, 3/15/2026	324,000	377,544
Oracle Corp. 3.60%, 4/1/2050	1,980,000	2,034,371
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.13%, 4/30/2031 (a)	570,000	587,157
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA:
7.25%, 2/1/2028 (a)	351,000	383,776
7.38%, 6/1/2025 (a)	39,000	41,859
Ovintiv, Inc. 7.38%, 11/1/2031	385,000	512,412
Pacific Gas & Electric Co.:
1.37%, 3/10/2023	1,080,000	1,080,108
2.50%, 2/1/2031	980,000	919,495
Par Petroleum LLC/Petroleum Finance Corp. 7.75%, 12/15/2025 (a)	705,000	711,951
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 5/15/2029 (a)	290,000	300,223
PBF Holding Co. LLC/PBF Finance Corp. Series WI, 6.00%, 2/15/2028	185,000	122,807
Peabody Energy Corp. PIK, 8.50%, 12/31/2024 (a)	168,000	126,297
Penn National Gaming, Inc.:
4.13%, 7/1/2029 (a) (c)	310,000	309,650
5.63%, 1/15/2027 (a)	620,000	644,180
PennyMac Financial Services, Inc.:
4.25%, 2/15/2029 (a)	245,000	236,062
5.38%, 10/15/2025 (a)	465,000	489,422
Penske Truck Leasing Co. L.P./PTL Finance Corp. 4.20%, 4/1/2027 (a)	880,000	988,891
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	575,000	605,067
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/2028 (a)	825,000	856,713
7.75%, 2/15/2029 (a)	500,000	551,480
PG&E Corp. 5.00%, 7/1/2028	560,000	566,698
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024 (a)	188,000	187,250
Pike Corp. 5.50%, 9/1/2028 (a)	385,000	400,254
See accompanying notes to financial statements.
73

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Pilgrim's Pride Corp. 5.88%, 9/30/2027 (a)	$ 440,000	$ 469,273
Pioneer Natural Resources Co. 1.13%, 1/15/2026	1,180,000	1,168,212
Post Holdings, Inc.:
4.63%, 4/15/2030 (a)	530,000	539,397
5.50%, 12/15/2029 (a)	140,000	149,839
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 1/15/2028 (a)	330,000	351,668
Rackspace Technology Global, Inc. 5.38%, 12/1/2028 (a)	35,000	35,919
Radiate Holdco LLC/Radiate Finance, Inc.:
4.50%, 9/15/2026 (a)	300,000	310,449
6.50%, 9/15/2028 (a)	115,000	120,791
Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	440,000	487,639
Rattler Midstream L.P. 5.63%, 7/15/2025 (a)	295,000	309,977
Real Hero Merger Sub 2, Inc. 6.25%, 2/1/2029 (a)	165,000	171,130
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75%, 1/15/2029 (a)	295,000	308,420
7.63%, 6/15/2025 (a)	285,000	309,205
Rent-A-Center, Inc. 6.38%, 2/15/2029 (a)	330,000	353,760
Resideo Funding, Inc. 6.13%, 11/1/2026 (a)	390,000	411,352
Roper Technologies, Inc. 4.20%, 9/15/2028	1,505,000	1,731,668
Royalty Pharma PLC 3.30%, 9/2/2040 (a)	2,015,000	2,025,800
RP Escrow Issuer LLC 5.25%, 12/15/2025 (a)	870,000	908,750
Sabine Pass Liquefaction LLC 5.00%, 3/15/2027	1,485,000	1,714,774
Sabre GLBL, Inc. 9.25%, 4/15/2025 (a)	210,000	249,669
Santander Holdings USA, Inc. 3.40%, 1/18/2023	1,970,000	2,050,179
Schweitzer-Mauduit International, Inc. 6.88%, 10/1/2026 (a)	475,000	502,830
Scientific Games International, Inc.:
5.00%, 10/15/2025 (a)	580,000	598,734
See accompanying notes to financial statements.
74

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
8.25%, 3/15/2026 (a)	$ 225,000	$ 241,623
SCIH Salt Holdings, Inc. 6.63%, 5/1/2029 (a)	145,000	145,351
Scotts Miracle-Gro Co. 4.50%, 10/15/2029	440,000	457,741
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	140,000	138,894
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	280,000	289,920
Seagate HDD Cayman 3.38%, 7/15/2031 (a)	195,000	188,791
SEG Holding LLC/SEG Finance Corp. 5.63%, 10/15/2028 (a)	605,000	635,220
Select Medical Corp. 6.25%, 8/15/2026 (a)	860,000	916,115
Silgan Holdings, Inc. 4.13%, 2/1/2028	570,000	591,478
Sirius XM Radio, Inc.:
4.13%, 7/1/2030 (a)	510,000	515,947
5.50%, 7/1/2029 (a)	340,000	370,427
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	710,000	716,922
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	235,000	253,260
Smithfield Foods, Inc. 4.25%, 2/1/2027 (a)	1,620,000	1,768,910
Southern Co. Series A, 3.70%, 4/30/2030	1,705,000	1,882,115
Spectrum Brands, Inc.:
3.88%, 3/15/2031 (a)	410,000	402,768
5.00%, 10/1/2029 (a)	370,000	394,017
Sprint Capital Corp. 6.88%, 11/15/2028	1,270,000	1,629,346
Sprint Corp. 7.13%, 6/15/2024	1,355,000	1,566,041
SRS Distribution, Inc.:
4.63%, 7/1/2028 (a)	315,000	322,220
6.13%, 7/1/2029 (a)	495,000	510,602
Staples, Inc.:
7.50%, 4/15/2026 (a)	315,000	326,375
10.75%, 4/15/2027 (a)	150,000	152,997
See accompanying notes to financial statements.
75

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.00%, 6/1/2031 (a)	$ 325,000	$ 332,413
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp. 7.50%, 6/15/2025 (a)	815,000	846,329
SunCoke Energy, Inc. 4.88%, 6/30/2029 (a)	510,000	509,944
Sunoco L.P./Sunoco Finance Corp.:
4.50%, 5/15/2029 (a)	150,000	153,084
6.00%, 4/15/2027	300,000	314,718
5.50%, 2/15/2026	570,000	587,334
Sysco Corp.:
3.25%, 7/15/2027	885,000	959,650
3.30%, 2/15/2050	960,000	963,427
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.:
4.88%, 2/1/2031 (a)	650,000	703,462
6.50%, 7/15/2027	200,000	217,602
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/1/2025 (a)	855,000	869,432
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	250,000	254,238
Tenet Healthcare Corp.:
4.25%, 6/1/2029 (a)	580,000	588,021
5.13%, 11/1/2027 (a)	230,000	241,024
6.13%, 10/1/2028 (a)	695,000	739,522
6.25%, 2/1/2027 (a)	610,000	637,426
Tenneco, Inc. 5.13%, 4/15/2029 (a)	405,000	416,632
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (a)	155,000	167,383
Textron, Inc. 2.45%, 3/15/2031	2,910,000	2,924,928
T-Mobile USA, Inc.:
2.25%, 2/15/2026	2,820,000	2,844,590
2.88%, 2/15/2031	185,000	183,472
3.38%, 4/15/2029 (a)	375,000	387,621
TMS International Corp. 6.25%, 4/15/2029 (a)	220,000	231,031
Townsquare Media, Inc. 6.88%, 2/1/2026 (a)	150,000	160,442
See accompanying notes to financial statements.
76

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
TransDigm, Inc.:
4.88%, 5/1/2029 (a)	$ 350,000	$ 353,671
5.50%, 11/15/2027	360,000	375,372
6.25%, 3/15/2026 (a)	675,000	711,997
8.00%, 12/15/2025 (a)	90,000	97,225
Transocean Poseidon, Ltd. 6.88%, 2/1/2027 (a)	585,000	587,913
Transocean Proteus, Ltd. 6.25%, 12/1/2024 (a)	275,000	277,637
Transocean, Inc. 11.50%, 1/30/2027 (a)	141,000	150,701
Trident Merger Sub, Inc. 6.63%, 11/1/2025 (a)	410,000	421,373
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	385,000	387,668
Triumph Group, Inc.:
6.25%, 9/15/2024 (a)	160,000	162,458
7.75%, 8/15/2025	282,000	290,251
Tronox, Inc. 4.63%, 3/15/2029 (a)	100,000	101,119
Uber Technologies, Inc.:
7.50%, 9/15/2027 (a)	210,000	230,742
8.00%, 11/1/2026 (a)	385,000	414,934
United Airlines, Inc.:
4.38%, 4/15/2026 (a)	145,000	150,108
4.63%, 4/15/2029 (a)	490,000	507,542
United Natural Foods, Inc. 6.75%, 10/15/2028 (a)	455,000	489,398
United Rentals North America, Inc.:
3.88%, 2/15/2031	65,000	66,175
4.00%, 7/15/2030	360,000	370,487
5.25%, 1/15/2030	40,000	43,823
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC 6.50%, 2/15/2029 (a)	325,000	326,528
Univision Communications, Inc.:
4.50%, 5/1/2029 (a)	325,000	327,444
6.63%, 6/1/2027 (a)	355,000	384,653
US Foods, Inc.:
4.75%, 2/15/2029 (a)	340,000	346,783
6.25%, 4/15/2025 (a)	35,000	37,135
See accompanying notes to financial statements.
77

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
USA Compression Partners L.P./USA Compression Finance Corp. 6.88%, 9/1/2027	$ 895,000	$ 956,254
Valero Energy Corp. 2.85%, 4/15/2025	1,260,000	1,335,991
Verizon Communications, Inc. 1.75%, 1/20/2031	3,165,000	3,033,083
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	760,000	801,610
ViaSat, Inc. 6.50%, 7/15/2028 (a)	440,000	469,229
Viatris, Inc. 1.65%, 6/22/2025 (a)	540,000	547,139
VICI Properties L.P./VICI Note Co., Inc. REIT, 3.75%, 2/15/2027 (a)	70,000	71,484
Victoria's Secret & Co. 4.63%, 7/15/2029	230,000	230,214
Viking Cruises, Ltd.:
5.88%, 9/15/2027 (a)	955,000	943,464
13.00%, 5/15/2025 (a)	125,000	147,005
Viper Energy Partners L.P. 5.38%, 11/1/2027 (a)	365,000	382,038
Vizient, Inc. 6.25%, 5/15/2027 (a)	380,000	401,314
Vontier Corp. 1.80%, 4/1/2026 (a)	2,135,000	2,128,083
Vornado Realty L.P. 2.15%, 6/1/2026	705,000	715,145
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (a)	555,000	579,575
Waste Pro USA, Inc. 5.50%, 2/15/2026 (a)	375,000	387,277
Weatherford International, Ltd. 11.00%, 12/1/2024 (a)	14,000	14,546
Wells Fargo & Co. Series MTN, 3 Month USD LIBOR + 1.31%, 3.58%, 5/22/2028 (b)	1,745,000	1,921,228
Welltower, Inc. 2.05%, 1/15/2029	1,905,000	1,907,724
Western Midstream Operating L.P.:
4.35%, 2/1/2025	380,000	401,497
5.30%, 2/1/2030	395,000	443,589
WeWork Cos., Inc. 7.88%, 5/1/2025 (a)	170,000	177,596
See accompanying notes to financial statements.
78

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Wheel Pros, Inc. 6.50%, 5/15/2029 (a)	$ 245,000	$ 247,756
William Carter Co. 5.63%, 3/15/2027 (a)	485,000	510,099
Williams Cos., Inc. 3.75%, 6/15/2027	990,000	1,099,197
Wolverine Escrow LLC 9.00%, 11/15/2026 (a)	287,000	279,831
WR Grace & Co-Conn 4.88%, 6/15/2027 (a)	675,000	715,432
WRKCo, Inc. 3.75%, 3/15/2025	1,785,000	1,949,666
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (a)	380,000	395,128
XHR L.P.:
4.88%, 6/1/2029 (a)	425,000	438,812
6.38%, 8/15/2025 (a)	265,000	282,024
Yum! Brands, Inc.:
4.75%, 1/15/2030 (a)	375,000	405,739
7.75%, 4/1/2025 (a)	170,000	185,285
Zayo Group Holdings,Inc.:
4.00%, 3/1/2027 (a)	455,000	452,006
6.13%, 3/1/2028 (a)	215,000	219,532
		315,634,077
TOTAL CORPORATE BONDS & NOTES (Cost $447,857,009)		463,146,801
ASSET-BACKED SECURITIES — 6.2%
Aaset Trust Series 2019-2, Class A, 3.38%, 10/16/2039 (a)	1,725,578	1,687,074
AccessLex Institute Series 2004-2, Class A3, 3 Month USD LIBOR + 0.19%, 0.37%, 10/25/2024 (b)	775,221	764,272
ACE Securities Corp. Home Equity Loan Trust Series 2007-WM2, Class A2C, ABS, 1 Month USD LIBOR + 0.280%, 0.37%, 2/25/2037 (b)	3,195,836	1,778,520
Aegis Asset Backed Securities Trust Series 2006-1, Class A2, 1 Month USD LIBOR + 0.17%, 0.26%, 1/25/2037 (b)	23,063,346	19,911,583
AMSR Trust:
Series 2021-SFR2, Class E1, ABS, 2.48, 8/17/2026 (a) (c)	3,000,000	2,999,445
See accompanying notes to financial statements.
79

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Series 2021-SFR2, Class F1, ABS, 3.28, 8/17/2026 (a) (c)	$ 3,000,000	$ 2,998,819
Series 2021-SFR2, Class F2, ABS, 3.67, 8/17/2026 (a) (c)	2,000,000	1,999,158
Arbor Realty Commercial Real Estate Notes 2019-FL1, Ltd. Series 2019-FL1, Class C, ABS, 1 Month USD LIBOR + 2.100%, 2.17%, 5/15/2037 (a) (b)	2,942,000	2,941,082
Argent Securities Trust Series 2006-M1, Class A2B, ABS, 1 Month USD LIBOR + 0.090%, 0.27%, 7/25/2036 (b)	19,346,253	7,755,926
Bain Capital Credit CLO 2016-2, Ltd. Series 2016-2A, Class DRR, ABS, 3 Month USD LIBOR + 3.85%, 4.03%, 1/15/2029 (a) (b)	1,000,000	992,700
Bain Capital Credit CLO 2020-2, Ltd. Series 2020-2A, Class B1, ABS, 3 Month USD LIBOR + 2.50%, 2.69%, 7/21/2031 (a) (b)	1,000,000	998,000
Bain Capital Credit CLO, Ltd. Series 2020-5A, Class D, ABS, 3 Month USD LIBOR + 3.55%, 3.82%, 1/20/2032 (a) (b)	2,500,000	2,466,843
Blackbird Capital Aircraft Series 2021-1A, Class B, ABS, 3.45%, 7/15/2046 (a) (c)	5,000,000	5,037,605
BNC Mortgage Loan Trust Series 2006-1, Class A1, ABS, 1 Month USD LIBOR + 0.36%, 0.45%, 10/25/2036 (b)	16,141,739	13,064,039
Canyon Capital CLO 2017-1, Ltd. Series 2017-1A, Class D, ABS, 3 Month USD LIBOR + 3.60%, 3.78%, 7/15/2030 (a) (b)	1,000,000	995,400
Canyon Capital CLO, Ltd. Series 2021-1A, Class D, ABS, 3 Month USD LIBOR + 3.10%, 3.29%, 4/15/2034 (a) (b)	2,000,000	1,996,982
CARLYLE US CLO 2021-1, Ltd. Series 2021-1A, Class D, ABS, 3 Month USD LIBOR + 6.00%, 6.19%, 4/15/2034 (a) (b)	1,000,000	990,223
Catamaran CLO 2016-1, Ltd. Series 2016-1A, Class CR, ABS, 3 Month USD LIBOR + 3.75%, 3.94%, 1/18/2029 (a) (b)	2,000,000	1,987,512
CIFC Funding 2017-I, Ltd. Series 2017-1A, Class D, ABS, 3 Month USD LIBOR + 3.50%, 3.69%, 4/23/2029 (a) (b)	1,000,000	990,400
CIFC Funding 2021-I, Ltd. Series 2021-1A, Class E, ABS, 3 Month USD LIBOR + 6.00%, 6.14%, 4/25/2033 (a) (b)	500,000	494,953
See accompanying notes to financial statements.
80

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
CIFC Funding, Ltd. Series 2013-1A, Class CR, ABS, 3 Month USD LIBOR + 3.55%, 3.73%, 7/16/2030 (a) (b)	$ 1,000,000	$ 985,000
CLNC, Ltd. Series 2019-FL1, Class A, 1 Month USD LIBOR + 1.25%, 1.37%, 8/20/2035 (a) (b)	2,050,000	2,048,846
Dryden 33 Senior Loan Fund Series 2014-33A, Class DR3, ABS, 3 Month USD LIBOR + 3.65%, 3.83%, 4/15/2029 (a) (b)	2,000,000	2,006,114
Dryden 68 CLO, Ltd. Series 2019-68A, Class D, ABS, 3 Month USD LIBOR + 3.40%, 3.58%, 7/15/2032 (a) (b)	1,500,000	1,466,100
Elmwood CLO VIII, Ltd. Series 2021-1A, Class D1, ABS, 3 Month USD LIBOR + 3.00%, 3.12%, 1/20/2034 (a) (b)	1,500,000	1,497,726
Exeter Automobile Receivables Trust 2021-1:
Series 2021-1A, Class D, ABS, 1.08, 11/16/2026	1,000,000	999,533
Series 2021-1A, Class E, ABS, 2.21, 2/15/2028 (a)	1,500,000	1,488,794
First Franklin Mortgage Loan Trust Series 2007-FF2, Class A1, ABS, 1 Month USD LIBOR + 0.14%, 0.23%, 3/25/2037 (b)	10,923,870	7,082,183
FirstKey Homes Trust:
Series 2020-SFR2, Class D, ABS, 1.97, 10/19/2037 (a)	2,000,000	1,990,059
Series 2020-SFR2, Class E, 2.67, 10/19/2037 (a)	2,000,000	2,033,194
FREED ABS Trust 2021-2 Series 2021-2, Class C, ABS, 1.94%, 6/19/2028 (a)	4,750,000	4,825,481
FS RIALTO Series 2021-FL2, Class A, ABS, 1 Month USD LIBOR + 1.22%, 1.29%, 4/16/2028 (a) (b)	2,000,000	2,000,622
GAIA Aviation, Ltd. Series 2019-1, Class A, 3.97%, 12/15/2044 (a) (e)	1,367,344	1,362,604
Galaxy XVIII CLO, Ltd. Series 2018-28A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 3.18%, 7/15/2031 (a) (b)	2,100,000	2,060,310
GSAA Home Equity Trust Series 2007-10, Class A2A, 6.50%, 11/25/2037	2,135,116	1,287,362
Hardee's Funding LLC Series 2018-1A, Class A23, ABS, 5.71%, 6/20/2048 (a)	1,653,250	1,854,665
See accompanying notes to financial statements.
81

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Hayfin Kingsland X, Ltd. Series 2019-1A, Class B1R, ABS, 3 Month USD LIBOR + 1.850%, 2.03%, 4/28/2031 (a) (b)	$ 2,000,000	$ 1,998,990
Helios Issuer LLC Series 2021-A, Class A, ABS, 1.80%, 2/20/2048 (a)	1,437,522	1,420,177
JOL Air, Ltd. Series 2019-1, Class A, 3.97%, 4/15/2044 (a)	2,560,265	2,555,668
LoanCore 2019-CRE2 Issuer, Ltd. Series 2019-CRE2, Class AS, 1 Month USD LIBOR + 1.50%, 1.57%, 5/15/2036 (a) (b)	3,382,000	3,377,789
Madison Park Funding XI, Ltd. Series 2013-11A, Class DR, ABS, 3 Month USD LIBOR + 3.25%, 3.42%, 7/23/2029 (a) (b)	1,000,000	987,900
Madison Park Funding XLVIII, Ltd. Series 2021-48A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 3.14%, 4/19/2033 (a) (b)	1,000,000	996,656
Magnetite CLO, Ltd. 1.00%, 7/15/2034	500,000	500,000
Magnetite Xxix, Ltd. Series 2021-29A, Class E, ABS, 3 Month USD LIBOR + 5.75%, 5.85%, 1/15/2034 (a) (b)	500,000	498,732
Marlette Funding Trust Series 2019-2A, Class A, 3.13%, 7/16/2029 (a)	162,228	162,738
Mosaic Solar Loan Trust 2018-1 Series 2018-1A, Class C, ABS, PO, 0.00%, 6/22/2043 (a)	619,973	588,236
MVW 2021-1W LLC:
Series 2021-1WA, Class C, ABS, 1.94, 1/22/2041 (a)	1,469,880	1,476,825
Series 2021-1WA, Class D, ABS, 3.17, 1/22/2041 (a)	2,449,800	2,443,073
Neuberger Berman Loan Advisers Clo 40, Ltd. Series 2021-40A, Class D, ABS, 3 Month USD LIBOR + 2.75%, 2.94%, 4/16/2033 (a) (b)	1,500,000	1,497,734
Octagon Investment Parteners, Ltd. Series 2019-4A, Class D, ABS, LIBOR + 3.75%, 3.92%, 5/12/2031 (a) (b)	4,000,000	3,971,600
Octagon Investment Partners 27, Ltd. Series 2016-1A, Class DR, ABS, 3 Month USD LIBOR + 2.95%, 3.13%, 7/15/2030 (a) (b)	500,000	493,500
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class CR, ABS, 3 Month USD LIBOR + 3.30%, 3.49%, 3/17/2030 (a) (b)	1,000,000	1,007,900
See accompanying notes to financial statements.
82

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Octagon Investment Partners 31 LLC Series 2017-1A, Class DR, ABS, 3 Month USD LIBOR + 3.40%, 3.59%, 7/20/2030 (a) (b)	$ 1,000,000	$ 1,003,762
Octagon Investment Partners 49, Ltd. Series 2020-5A, Class D, ABS, 1 Month USD LIBOR + 3.40%, 3.61%, 1/15/2033 (a) (b)	2,500,000	2,496,198
PMT Issuer Trust - FMSR Series 2021-FT1, Class A, ABS, 1 Month USD LIBOR + 3.00%, 3.09%, 3/25/2026 (a) (b)	1,300,000	1,303,782
Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, ABS, 3.10%, 6/27/2060 (a) (e)	5,489,974	5,543,516
Renaissance Home Equity Loan Trust Series 2006-2, Class AF4, ABS, 6.12%, 8/25/2036 (e)	8,876,162	5,213,748
Sapphire Aviation Finance II, Ltd. Series 2020-1A, Class A, 3.23%, 3/15/2040 (a)	1,299,234	1,291,957
Shenton Aircraft Investment I, Ltd. Series 2015-1A, Class A, ABS, 4.75%, 10/15/2042 (a)	2,467,945	2,369,567
SOFI Alternative Trust 2021-A Series 2021-A, Class PT1, ABS, VRN, 1.48%, 3/15/2047 (a) (b)	8,343,489	8,246,563
Sofi Alternative Trust 2021-B Series 2021-B, Class PT1, ABS, VRN, 1.76%, 2/15/2047 (a) (b)	5,408,661	5,432,233
Sound Point Clo XII, Ltd. Series 2016-2A, Class DR, ABS, 3 Month USD LIBOR + 3.85%, 4.04%, 10/20/2028 (a) (b)	1,000,000	994,900
Sound Point Clo XIV, Ltd. Series 2016-3A, Class DR, ABS, 3 Month USD LIBOR + 3.65%, 3.82%, 1/23/2029 (a) (b)	1,000,000	1,002,162
Sound Point CLO XXIII Series 2019-2A, Class ER, 6.62%, 7/15/2034 (a) (b)	1,000,000	977,500
Sound Point CLO XXVIII, Ltd. Series 2020-3A, Class D, ABS, 1 Month USD LIBOR + 3.65%, 3.90%, 1/25/2032 (a) (b)	4,000,000	4,032,088
Sound Point CLO, Ltd. 1.00%, 7/20/2034	500,000	500,000
START Ireland Series 2019-1, Class A, 4.09%, 3/15/2044 (a)	604,610	610,624
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 1 Month USD LIBOR + 0.17%, 0.43%, 12/25/2036 (b)	1,307,505	1,287,628
See accompanying notes to financial statements.
83

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
TIF Funding II LLC:
Series 2021-1A, Class A, ABS, 1.65, 2/20/2046 (a)	$ 4,838,542	$ 4,757,374
Series 2021-1A, Class B, ABS, 2.54, 2/20/2046 (a)	1,935,417	1,884,014
TPG Real Estate Finance Issuer, Ltd. Series 2021-FL4, Class A, ABS, 1 Month USD LIBOR + 1.20%, 1.28%, 3/15/2038 (a) (b)	200,000	200,187
TRTX Issuer, Ltd. Series 2019-FL3, Class AS, 1 Month USD LIBOR + 1.45%, 1.57%, 10/15/2034 (a) (b)	3,527,000	3,525,900
Upstart Pass-Through Trust Series 2021-ST3 Series 2021-ST3, Class A, ABS, 2.00%, 5/20/2027 (a)	4,761,868	4,766,181
Upstart Securitization Trust 2020-1 Series 2020-1, Class C, ABS, 4.90%, 4/22/2030 (a)	2,000,000	2,074,574
US Auto Funding 2019-1 LLC Series 2019-1A, Class D, ABS, 8.06%, 11/15/2025 (a)	2,750,000	2,870,209
Venture 39 CLO, Ltd. Series 2020-39A, Class D, ABS, 3 Month USD LIBOR + 4.25%, 4.43%, 4/15/2033 (a) (b)	1,750,000	1,747,900
Voya CLO 2017-3, Ltd. Series 2017-3A, Class CR, ABS, 3 Month USD LIBOR + 3.15%, 3.34%, 4/20/2034 (a) (b)	1,000,000	998,489
TOTAL ASSET-BACKED SECURITIES (Cost $196,659,770)		196,947,703
FOREIGN GOVERNMENT OBLIGATIONS — 1.7%
BRAZIL — 0.1%
Brazil Government International Bond 3.75%, 9/12/2031	1,500,000	1,487,490
Brazilian Government International Bond 5.63%, 2/21/2047	1,200,000	1,309,680
		2,797,170
CHILE — 0.1%
Chile Government International Bond:
3.10%, 1/22/2061	2,500,000	2,393,150
3.50%, 1/25/2050	1,300,000	1,365,481
		3,758,631
See accompanying notes to financial statements.
84

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
COLOMBIA — 0.2%
Colombia Government International Bond:
3.13%, 4/15/2031	$ 1,200,000	$ 1,174,092
3.25%, 4/22/2032	1,300,000	1,272,024
4.13%, 5/15/2051	1,700,000	1,610,784
5.00%, 6/15/2045	900,000	956,295
		5,013,195
DOMINICAN REPUBLIC — 0.1%
Dominican Republic International Bond Series REGS, 5.88%, 1/30/2060	3,300,000	3,297,360
INDONESIA — 0.2%
Indonesia Government International Bond:
3.70%, 10/30/2049	1,900,000	1,992,112
4.35%, 1/11/2048	1,100,000	1,248,522
Perusahaan Penerbit SBSN Indonesia III:
Series 144A, 2.55%, 6/9/2031 (a)	1,100,000	1,104,807
Series REGS, 3.80%, 6/23/2050	1,000,000	1,045,540
		5,390,981
MALAYSIA — 0.1%
Malaysia Wakala Sukuk Bhd. 3.08%, 4/28/2051 (a)	3,000,000	3,132,720
MEXICO — 0.2%
Mexico Government International Bond:
3.77%, 5/24/2061	2,200,000	2,049,982
4.28%, 8/14/2041	2,100,000	2,206,953
4.50%, 1/31/2050	1,100,000	1,170,510
4.60%, 2/10/2048	1,500,000	1,611,990
		7,039,435
PANAMA — 0.1%
Panama Government International Bond:
3.87%, 7/23/2060	2,600,000	2,655,874
4.30%, 4/29/2053	1,300,000	1,441,206
		4,097,080
See accompanying notes to financial statements.
85

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
PERU — 0.2%
Peruvian Government International Bond:
2.78%, 1/23/2031	$ 1,400,000	$ 1,424,780
3.30%, 3/11/2041	1,300,000	1,314,469
3.55%, 3/10/2051	1,450,000	1,506,521
		4,245,770
PHILIPPINES — 0.2%
Philippine Government International Bond:
1.65%, 6/10/2031	1,450,000	1,399,525
2.46%, 5/5/2030	800,000	833,024
2.65%, 12/10/2045	600,000	555,738
2.95%, 5/5/2045	600,000	579,726
3.70%, 3/1/2041	1,100,000	1,187,296
3.70%, 2/2/2042	1,700,000	1,834,776
		6,390,085
QATAR — 0.0% (d)
Qatar Government International Bond Series REGS, 3.38%, 3/14/2024	300,000	321,750
SAUDI ARABIA — 0.1%
Saudi Government International Bond:
Series REGS, 2.88%, 3/4/2023	400,000	414,880
Series REGS, 3.45%, 2/2/2061	3,100,000	3,092,808
Series REGS, 3.75%, 1/21/2055	200,000	211,101
		3,718,789
SOUTH KOREA — 0.0% (d)
Korea Electric Power Corp. Series 144A, 1.13%, 6/15/2025 (a)	700,000	698,019
Korea Hydro & Nuclear Power Co., Ltd. Series 144A, 1.25%, 4/27/2026 (a)	200,000	199,058
		897,077
THAILAND — 0.0% (d)
Export Import Bank of Thailand Series EMTN, 3 Month USD LIBOR + 0.90%, 1.06%, 11/20/2023 (b)	420,000	422,537
See accompanying notes to financial statements.
86

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
UNITED ARAB EMIRATES — 0.1%
Abu Dhabi Government International Bond:
Series 144A, 3.13%, 4/16/2030 (a)	$ 700,000	$ 760,823
Series REGS, 3.13%, 9/30/2049	2,150,000	2,190,635
Series REGS, 3.88%, 4/16/2050	500,000	575,625
		3,527,083
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $52,494,263)		54,049,663
	Shares
COMMON STOCKS — 0.0% (d)
UNITED STATES — 0.0% (d)
Foresight Energy (f) (g)	572	11,504
Tapstone Energy Holdings (f) (g)	5,920	—
		11,504
TOTAL COMMON STOCKS (Cost $1,913)		11,504
	Principal Amount
SENIOR FLOATING RATE LOANS — 3.1%
ADVERTISING SERVICES — 0.0% (d)
Terrier Media Buyer, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 3.61%, 12/17/2026 (b)	458,048	456,266
AEROSPACE & DEFENSE — 0.1%
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 3 Month USD LIBOR + 3.50%, 3.65%, 4/6/2026 (b)	256,129	249,886
Senior Secured 2020 Term Loan B1, 3 Month USD LIBOR + 3.50%, 3.65%, 4/6/2026 (b)	476,400	464,788
TransDigm, Inc. Senior Secured 2020 Term Loan E, 1 Month USD LIBOR + 2.25%, 2.35%, 5/30/2025 (b)	1,120,534	1,106,029
		1,820,703
See accompanying notes to financial statements.
87

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
AIR FREIGHT & LOGISTICS — 0.0% (d)
Kenan Advantage Group, Inc. Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.75%, 4.50%, 3/24/2026 (b)	$ 274,211	$ 275,304
AIRLINES — 0.1%
AAdvantage Loyalty IP Ltd. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 5.50%, 4/20/2028 (b)	310,000	323,583
American Airlines, Inc.:
Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 1.75%, 1.85%, 1/29/2027 (b)	217,800	208,717
Senior Secured 2017 Incremental Term Loan, 1 Month USD LIBOR + 2.00%, 2.07%, 12/15/2023 (b)	105,000	102,678
Senior Secured Repriced TL B due 2023, 1 Month USD LIBOR + 2.00%, 2.10%, 4/28/2023 (b)	103,906	101,594
Mileage Plus Holdings LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 5.25%, 6.25%, 6/21/2027 (b)	505,000	540,006
SkyMiles IP Ltd. Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 4.75%, 10/20/2027 (b)	215,000	227,376
United Airlines, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 4/21/2028 (b)	215,000	218,121
		1,722,075
AUTO COMPONENTS — 0.0% (d)
Autokiniton US Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.50%, 5.00%, 4/6/2028 (b)	140,000	141,269
Clarios Global LP Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 3.25%, 3.35%, 4/30/2026 (b)	568,227	564,145
Truck Hero, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 1/31/2028 (b)	149,625	149,840
Wheel Pros, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50%, 5.25%, 5/11/2028 (b)	135,000	135,543
		990,797
BEVERAGES — 0.0% (d)
Triton Water Holdings, Inc Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 4.00%, 3/31/2028 (b)	550,000	550,077
BROADCAST SERV/PROGRAM — 0.0% (d)
E.W. Scripps Company (The) Senior Secured 2019 Term Loan B2, 1 Month USD LIBOR + 2.56%, 3.31%, 5/1/2026 (b)	455,352	454,498
See accompanying notes to financial statements.
88

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
BUILDING PRODUCTS — 0.0% (d)
CP Atlas Buyer, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.25%, 11/23/2027 (b)	$ 503,738	$ 503,186
Quikrete Holdings, Inc. Senior Secured 2021 Term Loan B1, 3.00%, 5/12/2028 (h)	125,000	124,141
Tamko Building Products, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 3.19%, 6/1/2026 (b)	179,544	179,433
		806,760
CASINO SERVICES — 0.0% (d)
Stars Group Holdings B.V. (The) Senior Secured 2018 USD Incremental Term Loan, 3 Month USD LIBOR + 3.50%, 3.65%, 7/10/2025 (b)	317,853	318,509
CHEMICALS — 0.1%
Atotech B.V. Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 2.50%, 3.00%, 3/18/2028 (b)	65,000	64,743
Avantor Funding, Inc. Senior Secured USD Term Loan B3, 1 Month USD LIBOR + 2.00%, 3.00%, 11/21/2024 (b)	84,114	84,307
Diamond (BC) B.V. Senior Secured USD Term Loan, 2 Month USD LIBOR + 3.00%, 3.19%, 9/6/2024 (b)	577,538	575,309
Illuminate Buyer, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 3.60%, 6/30/2027 (b)	396,843	395,000
Messer Industries GmbH Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 2.50%, 2.65%, 3/1/2026 (b)	127,788	127,085
Polar US Borrower, LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.75%, 4.83%, 10/15/2025 (b)	277,715	279,104
PQ Corporation Senior Secured 2021 Term Loan B, Chemicals, Plastics and Rubber, 2.75%, 5/26/2028 (h)	100,000	100,042
SCIH Salt Holdings, Inc. Senior Secured 2021 Incremental Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 3/16/2027 (b)	200,000	200,646
Solenis Holdings LLC Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 4.00%, 4.14%, 6/26/2025 (b)	626,464	627,134
Starfruit Finco B.V Senior Secured 2018 USD Term Loan B, 1 Month USD LIBOR + 2.75%, 2.84%, 10/1/2025 (b)	560,249	556,865
Vantage Specialty Chemicals, Inc. Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 4.50%, 10/28/2024 (b)	213,397	208,574
		3,218,809
See accompanying notes to financial statements.
89

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
COMMERCIAL SERVICES — 0.2%
Allied Universal Holdco LLC Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 3.75%, 4.25%, 5/12/2028 (b)	$ 1,217,188	$ 1,222,099
EAB Global, Inc. Senior Secured 2021 Term Loan, 6/28/2028 (h)	415,000	415,000
IRI Holdings, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.25%, 4.35%, 12/1/2025 (b)	385,063	385,385
Mavis Tire Express Services Corp. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 5/4/2028 (b)	600,000	602,667
Spin Holdco, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.00%, 4.75%, 3/1/2028 (b)	445,000	446,252
Verscend Holding Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 8/27/2025 (b)	1,244,365	1,249,256
Wand NewCo 3, Inc. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00%, 3.10%, 2/5/2026 (b)	597,992	591,692
		4,912,351
COMMERCIAL SERVICES & SUPPLIES — 0.1%
ADMI Corp. Senior Secured 2021 Incremental Term Loan B3, 12 Month USD LIBOR + 0.00%, 1.00%, 12/23/2027	170,000	170,001
Asurion LLC:
Senior Secured 2018 Term Loan B6, 1 Month USD LIBOR + 3.00%, 5.35%, 11/3/2023 (b)	400,323	398,698
Senior Secured 2020 Term Loan B8, 1 Month USD LIBOR + 3.25%, 3.35%, 12/23/2026 (b)	313,425	310,242
Senior Secured 2021 2nd Lien Term Loan B3, 1 Month USD LIBOR + 5.25%, 5.35%, 1/31/2028 (b)	70,000	70,656
Senior Secured 2021 Term Loan B9, 1 Month USD LIBOR + 3.25%, 3.35%, 7/31/2027 (b)	274,312	271,512
Emerald TopCo, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 3.69%, 7/24/2026 (b)	270,601	269,417
Garda World Security Corporation Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25%, 4.35%, 10/30/2026 (b)	625,000	628,794
Packaging Coordinators Midco, Inc. Senior Secured 2020 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 4.25%, 11/30/2027 (b)	154,613	154,960
Packers Holdings, LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 3.25%, 4.00%, 3/9/2028 (b)	280,000	278,893
		2,553,173
See accompanying notes to financial statements.
90

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
COMMUNICATIONS EQUIPMENT — 0.0% (d)
Avaya, Inc.:
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 4.25%, 4.32%, 12/15/2027 (b)	$ 292,230	$ 293,478
Senior Secured 2021 Term Loan B2, 1 Month USD LIBOR + 4.00%, 4.07%, 12/15/2027 (b)	360,000	361,350
Riverbed Technology, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 6.00%, 7.00%, 12/31/2025 (b)	253,725	241,673
		896,501
COMPUTER SERVICES — 0.0% (d)
Redstone Buyer LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 5.50%, 4/27/2028 (b)	244,361	244,260
CONSTRUCTION & ENGINEERING — 0.0% (d)
Aegion Corporation Senior Secured Term Loan, 3 Month USD LIBOR + 4.75%, 5.50%, 5/17/2028 (b)	100,000	101,250
Brand Energy & Infrastructure Services, Inc. Senior Secured 2017 Term Loan, 3 Month USD LIBOR + 4.25%, 5.25%, 6/21/2024 (b)	399,417	393,488
Brown Group Holding, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 2.75%, 3.25%, 6/7/2028 (b)	55,000	54,780
DG Investment Intermediate Holdings 2, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 7.50%, 3/30/2029 (b)	60,000	60,112
Senior Secured 2021 Delayed Draw Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 3/31/2028 (b)	87,515	87,989
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 3/31/2028 (b)	549,848	552,829
Pike Corporation Senior Secured 2021 Incremental Term Loan B, 1 Month USD LIBOR + 3.00%, 3.11%, 1/21/2028 (b)	115,069	115,005
		1,365,453
CONSTRUCTION MATERIALS — 0.0% (d)
Forterra Finance, LLC Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 3.00%, 4.00%, 10/25/2023 (b)	96,866	97,006
Traverse Midstream Partners LLC Senior Secured 2017 Term Loan, 1 Month USD LIBOR + 5.50%, 6.50%, 9/27/2024 (b)	290,000	291,814
		388,820
See accompanying notes to financial statements.
91

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
CONSUMER FINANCE — 0.0% (d)
Amentum Government Services Holdings LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 3.50%, 3.60%, 1/29/2027 (b)	$ 297,796	$ 297,833
CONTAINERS & PACKAGING — 0.1%
Charter NEX US, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 12/1/2027	304,238	305,331
Graham Packaging Company, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.00%, 3.75%, 8/4/2027 (b)	625,416	625,594
Klockner-Pentaplast of America, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.25%, 2/12/2026 (b)	468,825	472,341
Reynolds Group Holdings, Inc. Senior Secured USD 2017 Term Loan, 1 Month USD LIBOR + 2.75%, 2.85%, 2/5/2023 (b)	148,652	148,489
TricorBraun Holdings, Inc.:
Senior Secured 2021 Delayed Draw Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 3/3/2028 (b)	1,836	1,825
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 3/3/2028 (b)	244,912	243,444
Trident TPI Holdings, Inc. Senior Secured 2017 USD Term Loan B1, 3 Month USD LIBOR + 3.00%, 4.00%, 10/17/2024 (b)	501,105	500,061
		2,297,085
DIVERSIFIED CONSUMER SERVICES — 0.1%
Ascend Learning LLC Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 3.00%, 4.00%, 7/12/2024 (b)	1,216,048	1,216,680
Mister Car Wash Holdings, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.10%, 5/14/2026 (b)	342,057	341,281
		1,557,961
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Deerfield Dakota Holding, LLC Senior Secured 2020 USD Term Loan B, 1 Month USD LIBOR + 3.75%, 4.75%, 4/9/2027 (b)	901,086	906,556
Edelman Financial Center, LLC:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 6.85%, 7/20/2026 (b)	295,000	297,243
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 4/7/2028 (b)	561,000	562,324
See accompanying notes to financial statements.
92

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
HighTower Holdings LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 4/30/2028 (b)	$ 268,000	$ 268,949
Zebra Buyer LLC Senior Secured Term Loan B, 3.25%, 4/21/2028 (h)	275,000	276,375
		2,311,447
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Intelsat Jackson Holdings S.A.:
Senior Secured 2017 Term Loan B3, 1 Month USD LIBOR + 4.75%, 8.00%, 11/27/2023 (b)	1,237,174	1,259,858
Senior Secured 2020 DIP Term Loan, 3 Month USD LIBOR + 5.50%, 6.50%, 7/13/2022 (b)	186,027	187,655
Telesat Canada Senior Secured Term Loan B5, 1 Month USD LIBOR + 2.75%, 2.86%, 12/7/2026 (b)	178,999	168,669
		1,616,182
ELECTRIC-INTEGRATED — 0.0% (d)
ExGen Renewables IV, LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 2.50%, 3.50%, 12/15/2027 (b)	210,162	210,469
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.0% (d)
Ingram Micro Inc. Senior Secured 2021 Term Loan B, 3.50%, 6/30/2028 (h)	490,000	491,455
Mirion Technologies, Inc. Senior Secured 2019 Term Loan B, 3 Month USD LIBOR + 4.00%, 4.15%, 3/6/2026 (b)	69,645	69,808
		561,263
ENERGY EQUIPMENT & SERVICES — 0.0% (d)
Carnival Corporation Senior Secured USD Term Loan B, 1 Month USD LIBOR + 3.00%, 3.75%, 6/30/2025 (b)	143,913	147,661
Granite Holdings US Acquisition Co. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.00%, 4.15%, 9/30/2026 (b)	362,241	364,052
WIN Waste Innovations Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.75%, 3.25%, 3/24/2028 (b)	430,000	429,910
		941,623
ENTERTAINMENT — 0.1%
NASCAR Holdings, Inc Senior Secured Term Loan B, 1 Month USD LIBOR + 2.75%, 2.85%, 10/19/2026 (b)	283,506	282,549
See accompanying notes to financial statements.
93

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
UFC Holdings, LLC Senior Secured 2021 Term Loan B, 6 Month USD LIBOR + 3.00%, 3.75%, 4/29/2026 (b)	$ 1,290,478	$ 1,290,478
		1,573,027
FINANCIAL SERVICES — 0.0% (d)
Greystone Select Financial LLC Senior Secured Term Loan B, 5.75%, 6/16/2028	90,000	90,450
FOOD & BEVERAGE — 0.0% (d)
Caesars Resort Collection, LLC Senior Secured 2020 Term Loan B1, 1 Month USD LIBOR + 4.50%, 4.60%, 7/21/2025 (b)	471,438	473,500
UTZ Quality Foods, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.10%, 1/20/2028 (b)	29,925	29,944
		503,444
FOOD & STAPLES RETAILING — 0.0% (d)
United Natural Foods, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.50%, 3.60%, 10/22/2025 (b)	115,332	115,566
FOOD-MISC/DIVERSIFIED — 0.0% (d)
H Food Holdings LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.69%, 3.79%, 5/23/2025 (b)	586,079	583,287
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Avantor Funding, Inc. Senior Secured 2020 Incremental Term Loan B4, 1 Month USD LIBOR + 2.25%, 3.25%, 11/8/2027 (b)	203,975	204,293
Gainwell Acquisition Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 10/1/2027 (b)	1,472,550	1,479,913
Zelis Healthcare Corporation Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 3.59%, 9/30/2026 (b)	585,030	584,118
		2,268,324
HEALTH CARE PROVIDERS & SERVICES — 0.1%
Air Methods Corporation Senior Secured 2017 Term Loan B, 3 Month USD LIBOR + 3.50%, 4.50%, 4/22/2024 (b)	393,846	388,990
Aveanna Healthcare, LLC:
Senior Secured 2021 Delayed Draw Term Loan, 3.75%, 6/30/2028 (h)	39,623	39,474
Senior Secured 2021 Term Loan B, 3.75%, 6/30/2028 (h)	170,377	169,738
CHG Healthcare Services, Inc. Senior Secured 2017 1st Lien Term Loan B, 3 Month USD LIBOR + 3.00%, 4.00%, 6/7/2023 (b)	681,103	681,246
See accompanying notes to financial statements.
94

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Endo Luxembourg Finance Company I S.a r.l. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 5.00%, 5.75%, 3/27/2028 (b)	$ 279,300	$ 270,311
Envision Healthcare Corporation Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 3.85%, 10/10/2025 (b)	403,969	347,161
Global Medical Response, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.75%, 10/2/2025 (b)	348,250	350,209
Heartland Dental, LLC , 4.07%, 4/30/2025	135,000	134,937
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B, 3/15/2028 (b) (h)	259,350	258,053
ICON Luxembourg S.A.R.L.:
Senior Secured 1st Lien Term Loan B, 7/3/2028 (h)	48,867	49,000
Senior Secured Term Loan B, 7/3/2028 (h)	196,133	196,670
MED ParentCo LP Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 4.25%, 4.35%, 8/31/2026 (b)	189,518	189,970
MPH Acquisition Holdings LLC Senior Secured 2016 Term Loan B, 3 Month USD LIBOR + 2.75%, 3.75%, 6/7/2023 (b)	613,325	612,316
Ortho-Clinical Diagnostics SA Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.09%, 6/30/2025 (b)	149,848	149,902
RegionalCare Hospital Partners Holdings, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.75%, 3.85%, 11/16/2025 (b)	318,096	317,730
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 2.75%, 3.75%, 2/6/2024 (b)	172,301	167,849
		4,323,556
HOME FURNISHINGS — 0.0% (d)
AI Aqua Merger Sub, Inc.:
Senior Secured 2021 1st Lien Delayed Draw Term Loan, 6/16/2028 (h)	15,556	15,614
Senior Secured 2021 1st Lien Term Loan B, 6/16/2028 (h)	124,444	124,911
Tecta America Corp. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 5.00%, 4/1/2028 (b)	195,000	195,609
		336,134
See accompanying notes to financial statements.
95

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
HOTELS, RESTAURANTS & LEISURE — 0.2%
Alterra Mountain Company Senior Secured Term Loan B1, 1 Month USD LIBOR + 2.75%, 2.85%, 7/31/2024 (b)	$ 984,526	$ 974,681
Caesars Resort Collection, LLC Senior Secured 2017 1st Lien Term Loan B, 1 Month USD LIBOR + 2.75%, 2.85%, 12/23/2024 (b)	1,119,695	1,111,448
ClubCorp Holdings, Inc. Senior Secured 2017 Term Loan B, 3 Month USD LIBOR + 2.75%, 2.90%, 9/18/2024 (b)	326,835	314,745
Golden Nugget, Inc. Senior Secured 2017 Incremental Term Loan B, 2 Month USD LIBOR + 2.50%, 3.25%, 10/4/2023 (b)	395,425	392,991
Peraton Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 2/1/2028 (b)	513,712	516,102
Playa Resorts Holding B.V. Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 2.75%, 3.75%, 4/29/2024 (b)	150,328	144,738
Travelport Finance (Luxembourg) S.a.r.l.:
Senior Secured 2019 Term Loan, 3 Month USD LIBOR + 5.00%, 5.15%, 5/29/2026 (b)	92,185	84,493
Senior Secured 2020 Super Priority Term Loan, 3 Month USD LIBOR + 1.50%, 2.50%, 2/28/2025 (b)	253,176	266,197
Vertical U.S. Newco, Inc. Senior Secured USD Term Loan B, 6 Month USD LIBOR + 4.25%, 4.48%, 7/30/2027 (b)	1,616,885	1,621,267
		5,426,662
HOUSEHOLD PRODUCTS — 0.0% (d)
Conair Holdings, LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 3.75%, 4.25%, 5/17/2028 (b)	185,000	185,624
TGP Holdings III, LLC:
Senior Secured 2021 Delayed Draw Term Loan, 6/29/2028 (h)	11,161	11,203
Senior Secured 2021 Term Loan, 6/29/2028 (h)	113,839	114,266
		311,093
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0% (d)
Calpine Corporation Senior Secured 2019 Term Loan B10, 1 Month USD LIBOR + 2.00%, 2.10%, 8/12/2026 (b)	78,600	77,659
INSURANCE — 0.1%
Acrisure, LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.50%, 3.60%, 2/15/2027 (b)	833,309	825,584
Alliant Holdings Intermediate, LLC Senior Secured 2020 Term Loan B3, 1 Month USD LIBOR + 3.25%, 3.35%, 10/8/2027 (b) (h)	95,000	95,283
See accompanying notes to financial statements.
96

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
AmWINS Group, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 3.00%, 2/19/2028 (b)	$ 29,850	$ 29,698
AssuredPartners, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50%, 3.60%, 2/12/2027 (b)	1,211,681	1,206,889
OneDigital Borrower LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 4.50%, 5.25%, 11/16/2027 (b)	581,250	584,400
Sedgwick Claims Management Services, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.25%, 3.35%, 12/31/2025 (b)	832,545	824,636
		3,566,490
INTERACTIVE MEDIA & SERVICES — 0.0% (d)
GTT Communications, Inc. Senior Secured 2018 USD Term Loan B, 3 Month USD LIBOR + 2.75%, 2.90%, 5/31/2025 (b)	124,967	99,478
Ivanti Software, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.75%, 12/1/2027 (b)	264,338	265,127
Rentpath, Inc. Senior Secured 2021 Stub Current Face Term Loan, 12 Month USD LIBOR + 0.00%, 4/1/2028 (b) (h)	31,497	4,567
		369,172
INTERNET & CATALOG RETAIL — 0.1%
Endure Digital Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 4.25%, 2/10/2028 (b)	600,000	598,248
Harbor Freight Tools USA, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.75%, 10/19/2027 (b)	402,975	403,557
PUG LLC Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 3.60%, 2/12/2027 (b)	316,800	310,466
Uber Technologies, Inc. Senior Secured 2021 1st Lien Term Loan B, 1 Month USD LIBOR + 3.50%, 3.60%, 4/4/2025 (b)	507,385	508,110
		1,820,381
INTERNET & TELECOM — 0.0% (d)
Cablevision Lightpath LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 3.25%, 3.75%, 11/30/2027 (b)	393,025	393,713
CNT Holdings I Corp. Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 11/8/2027 (b)	219,450	219,810
		613,523
See accompanying notes to financial statements.
97

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
IT SERVICES — 0.1%
Blackhawk Network Holdings, Inc Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 3.10%, 6/15/2025 (b)	$ 697,677	$ 690,798
CoreLogic, Inc. Senior Secured Term Loan, 6/2/2028 (b) (h)	225,000	224,691
Flexential Intermediate Corporation Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 3.65%, 8/1/2024 (b)	318,973	294,025
VS Buyer, LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 3.00%, 3.10%, 2/28/2027 (b)	1,022,063	1,020,468
		2,229,982
LIFE SCIENCES TOOLS & SERVICES — 0.0% (d)
eResearchTechnology, Inc. Senior Secured 2020 1st Lien Term Loan, 1 Month USD LIBOR + 4.50%, 5.50%, 2/4/2027 (b)	29,924	30,098
Parexel International Corporation Senior Secured Term Loan B, 1 Month USD LIBOR + 2.75%, 2.85%, 9/27/2024 (b)	597,713	595,145
		625,243
MACHINERY — 0.1%
Alliance Laundry Systems LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 4.25%, 10/8/2027 (b)	118,114	118,410
American Trailer World Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 3/3/2028 (b)	235,000	234,964
Columbus McKinnon Corporation Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.75%, 3.25%, 5/14/2028 (b)	35,000	35,044
Filtration Group Corporation Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 3.10%, 3/29/2025 (b)	394,613	391,941
Hayward Industries, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 3.25%, 5/12/2028 (b)	380,000	379,466
Hillman Group Inc. (The):
Senior Secured 2021 Delayed Draw Term Loan, 2/24/2028 (h)	28,692	28,666
Senior Secured 2021 Term Loan B1, 2/24/2028 (h)	141,308	141,179
Madison IAQ LLC Senior Secured Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 6/21/2028	245,000	245,421
Titan Acquisition Limited Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.00%, 3.17%, 3/28/2025 (b)	287,694	283,302
		1,858,393
See accompanying notes to financial statements.
98

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
MACHINERY-CONSTRUCTION & MINING — 0.0% (d)
Clear Channel Outdoor Holdings, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 3.69%, 8/21/2026 (b)	$ 152,651	$ 149,216
MEDIA — 0.1%
Diamond Sports Group, LLC Senior Secured Term Loan, 1 Month USD LIBOR + 3.25%, 3.36%, 8/24/2026 (b)	174,114	106,210
Radiate Holdco, LLC Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.50%, 4.25%, 9/25/2026 (b)	1,054,700	1,056,989
Sinclair Television Group Inc. Senior Secured Term Loan B2B, 1 Month USD LIBOR + 2.50%, 2.61%, 9/30/2026 (b)	275,100	271,791
		1,434,990
METALS & MINING — 0.0% (d)
Tiger Acquisition, LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 6/1/2028 (b)	195,000	194,818
U.S. Silica Company Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 4.00%, 5.00%, 5/1/2025 (b)	184,041	176,450
		371,268
MISCELLANEOUS MANUFACTUR — 0.0% (d)
Gemini HDPE LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.00%, 3.50%, 12/31/2027 (b)	345,440	345,441
Groupe Solmax Inc. Senior Secured Term Loan, 6/28/2028 (h)	95,000	94,881
		440,322
MRI/MEDICAL DIAG IMAGING — 0.0% (d)
Radiology Partners, Inc Senior Secured 2018 1st Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 4.35%, 7/9/2025 (b)	618,810	619,413
OIL REFINING & MARKETING — 0.0% (d)
Gulf Finance, LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 5.25%, 6.25%, 8/25/2023 (b)	220,539	187,813
OIL, GAS & CONSUMABLE FUELS — 0.0% (d)
EG America LLC Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 4.00%, 4.15%, 2/7/2025 (b)	178,038	177,085
EG Group Limited Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 4.75%, 3/31/2026 (b)	155,000	155,315
See accompanying notes to financial statements.
99

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Pacific Gas & Electric Company Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.00%, 3.50%, 6/23/2025 (b)	$ 598,950	$ 591,933
Waterbridge Midstream Operating LLC Senior Secured Term Loan B, 6 Month USD LIBOR + 5.75%, 6.75%, 6/22/2026 (b)	169,570	163,029
		1,087,362
PERSONAL PRODUCTS — 0.0% (d)
Kronos Acquisition Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.25%, 12/22/2026 (b)	447,925	445,358
PHARMACEUTICALS — 0.1%
Bausch Health Companies Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.10%, 6/2/2025 (b)	149,044	148,570
HC Group Holdings II, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 3.85%, 8/6/2026 (b)	89,545	89,714
Jazz Financing Lux S.a.r.l. Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 4.00%, 4/21/2028 (b)	590,000	592,534
Organon & Co Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.00%, 3.50%, 6/2/2028 (b)	590,000	591,354
Pathway Vet Alliance LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 3.85%, 3/31/2027 (b)	593,713	593,092
PetVet Care Centers, LLC Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 3.50%, 4.25%, 2/14/2025 (b)	14,924	14,987
		2,030,251
PIPELINES — 0.1%
CQP Holdco LP Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.25%, 6/5/2028 (b)	650,000	648,213
DT Midstream, Inc Senior Secured Term Loan B, 6/26/2028 (h)	170,000	170,501
Oryx Midstream Holdings LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 5/22/2026 (b)	694,649	691,238
		1,509,952
PROFESSIONAL SERVICES — 0.0% (d)
Dun & Bradstreet Corporation (The) Senior Secured Term Loan, 1 Month USD LIBOR + 3.25%, 3.35%, 2/6/2026 (b)	1,373,797	1,368,858
See accompanying notes to financial statements.
100

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
PUBLISHING-BOOKS — 0.0% (d)
Getty Images, Inc. Senior Secured 2019 USD Term Loan B, 1 Month USD LIBOR + 4.50%, 4.63%, 2/19/2026 (b)	$ 238,670	$ 238,820
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.1%
VICI Properties 1 LLC Senior Secured Replacement Term Loan B, 1 Month USD LIBOR + 1.75%, 1.84%, 12/20/2024 (b)	1,423,068	1,413,128
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (d)
Bright Bidco B.V. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.50%, 4.50%, 6/30/2024 (b)	355,623	298,834
RETAIL-BUILDING PRODUCTS — 0.0% (d)
Kodiak Building Partners, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 3.25%, 4.00%, 3/12/2028 (b)	139,650	139,650
LBM Acquisition LLC:
Senior Secured Delayed Draw Term Loan, 12/17/2027 (b) (h)	30,909	30,732
Senior Secured Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 12/17/2027 (b)	208,115	206,922
Park River Holdings Inc Senior Secured Term Loan, 3 Month USD LIBOR + 3.25%, 4.00%, 12/28/2027 (b)	295,000	293,894
		671,198
RETAIL-RESTAURANTS — 0.0% (d)
IRB Holding Corp Senior Secured 2020 Fourth Amendment Incremental Term Loan, 3 Month USD LIBOR + 3.25%, 4.25%, 12/15/2027 (b)	278,600	278,928
Whatabrands LLC Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.75%, 2.83%, 7/31/2026 (b)	283,598	282,711
		561,639
ROAD & RAIL — 0.0% (d)
PODS, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.75%, 3/31/2028 (b)	573,563	573,043
SEMICONDUCTOR EQUIPMENT — 0.0% (d)
Tech Data Corporation Senior Secured ABL Term Loan, 1 Month USD LIBOR + 3.50%, 3.60%, 6/30/2025 (b)	838,663	841,057
See accompanying notes to financial statements.
101

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.0% (d)
Ultra Clean Holdings, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 3.85%, 8/27/2025 (b)	$ 157,398	$ 157,922
SOFTWARE — 0.6%
Applied Systems, Inc. Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 3.75%, 9/19/2024 (b)	281,712	281,467
Artera Services, LLC Senior Secured Incremental Term Loan, 3/6/2025 (h)	205,000	204,552
Athenahealth, Inc. Senior Secured 2021 Term Loan B1, 3 Month USD LIBOR + 4.25%, 4.41%, 2/11/2026 (b)	361,883	363,354
Atlas Purchaser, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 5.25%, 6.00%, 5/8/2028 (b)	300,000	295,812
Banff Merger Sub, Inc. Senior Secured 2021 USD Term Loan, 1 Month USD LIBOR + 3.75%, 3.85%, 10/2/2025 (b)	265,325	264,139
Camelot U.S. Acquisition 1 Co. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.00%, 3.10%, 10/30/2026 (b)	1,226,325	1,222,646
Castle US Holding Corporation Senior Secured USD Term Loan B, 3 Month USD LIBOR + 3.75%, 3.90%, 1/29/2027 (b)	1,266,667	1,253,506
Cengage Learning, Inc.:
Senior Secured 2016 Term Loan B, 1 Month USD LIBOR + 4.25%, 5.25%, 6/7/2023 (b)	536,375	537,909
Senior Secured 2021 Term Loan B, 6/29/2026 (h)	440,000	441,102
CommerceHub, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 12/29/2027 (b)	139,300	139,822
Constant Contact Inc Senior Secured Term Loan, 3 Month USD LIBOR + 4.00%, 4.75%, 2/10/2028 (b)	398,059	397,561
DCert Buyer, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 10/16/2026 (b)	94,521	94,758
Finastra USA, Inc.:
Senior Secured USD 1st Lien Term Loan, 6 Month USD LIBOR + 3.50%, 4.50%, 6/13/2024 (b)	514,849	507,595
Senior Secured USD 2nd Lien Term Loan, 6 Month USD LIBOR + 7.25%, 8.25%, 6/13/2025 (b)	105,000	106,346
First Advantage Holdings, LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.75%, 2.85%, 1/31/2027 (b)	275,666	274,762
Flexera Software LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 3/3/2028 (b)	536,841	538,663
See accompanying notes to financial statements.
102

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Grab Holdings, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 4.50%, 5.50%, 1/29/2026 (b)	$ 304,237	$ 309,562
Greeneden U.S. Holdings II, LLC Senior Secured 2020 USD Term Loan B4, 1 Month USD LIBOR + 4.00%, 4.75%, 12/1/2027 (b)	1,223,951	1,228,326
Helios Software Holdings, Inc. Senior Secured 2021 USD Term Loan B, 6 Month USD LIBOR + 3.75%, 3.92%, 3/11/2028 (b)	513,714	514,598
Hyland Software, Inc.:
Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 4.25%, 7/1/2024 (b)	1,216,433	1,220,107
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.25%, 7.00%, 7/7/2025 (b)	45,000	45,356
I-Logic Technologies Bidco, Ltd. Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 4.00%, 4.50%, 2/16/2028 (b)	162,500	163,255
Informatica LLC, Senior Secured 2020 USD Term Loan B, 1 Month USD LIBOR + 3.25%, 3.35%, 2/25/2027 (b)	202,438	201,517
ION Trading Finance Limited Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75%, 4.92%, 4/1/2028 (b)	590,000	593,319
LogMeIn, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 4.75%, 4.83%, 8/31/2027 (b)	701,475	701,201
Mitchell International, Inc. Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 3.35%, 11/29/2024 (b)	1,067,535	1,059,198
PointClickCare Technologies, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.00%, 3.75%, 12/29/2027 (b)	145,000	145,091
Polaris Newco LLC Senior Secured USD Term Loan B, 6 Month USD LIBOR + 4.00%, 4.50%, 6/2/2028 (b)	590,000	592,472
Project Alpha Intermediate Holding, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.11%, 4/26/2024 (b)	709,052	710,949
Proofpoint, Inc. Senior Secured 1st Lien Term Loan, 6/9/2028 (h)	340,000	338,514
Renaissance Holding Corp. Senior Secured 2018 2nd Lien Term Loan, 7.00%, 5/29/2026 (b) (h)	150,000	150,488
Sabre GLBL, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.75%, 12/17/2027 (b)	134,325	135,388
Severin Acquisition, LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.25%, 3.33%, 8/1/2025 (b)	597,080	594,626
See accompanying notes to financial statements.
103

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Sophia, L.P. Senior Secured 2020 1st Lien Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 10/7/2027 (b)	$ 592,025	$ 593,259
Surf Holdings, LLC Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.50%, 3.63%, 3/5/2027 (b)	1,029,603	1,024,136
Tempo Acquisition LLC Senior Secured 2020 Extended Term Loan, 1 Month USD LIBOR + 3.25%, 3.75%, 11/2/2026 (b)	1,075,125	1,077,813
Tibco Software Inc. Senior Secured 2020 Term Loan B3, 1 Month USD LIBOR + 3.75%, 3.86%, 6/30/2026 (b)	1,029,315	1,028,028
Ultimate Software Group, Inc. (The):
Senior Secured 2020 2nd Lien Incremental Term Loan, 3 Month USD LIBOR + 6.75%, 7.50%, 5/3/2027 (b)	95,000	96,940
Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 3.25%, 4.00%, 5/4/2026 (b)	590,961	592,412
Virtusa Corporation Senior Secured Term Loan B, 1 Month USD LIBOR + 4.25%, 5.00%, 2/11/2028 (b)	69,825	70,218
		20,110,767
SPECIALTY RETAIL — 0.1%
At Home Group, Inc. Senior Secured Term Loan B, 7/30/2028 (h)	160,000	160,400
Great Outdoors Group, LLC Senior Secured 2021 Term Loan B, 6 Month USD LIBOR + 4.25%, 5.00%, 3/6/2028 (b)	462,675	464,917
Jo-Ann Stores, Inc. Senior Secured 2021 Term Loan B, 6/30/2028 (h)	140,000	139,650
K-Mac Holdings Corp Senior Secured 2021 Term Loan, 6/23/2028 (h)	85,000	85,292
Michaels Companies, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 5.00%, 4/15/2028 (b)	195,000	196,053
Petco Animal Supplies, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25%, 4.00%, 3/3/2028 (b)	583,538	583,018
PetSmart, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 2/12/2028 (b)	300,000	300,600
Rent-A-Center, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.75%, 2/17/2028 (b)	169,575	169,999
SRS Distribution Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.25%, 6/2/2028 (b)	270,000	270,169
Staples, Inc. Senior Secured 7 Year Term Loan, 3 Month USD LIBOR + 5.00%, 5.18%, 4/16/2026 (b)	210,000	205,013
Victoria's Secret & Co. Senior Secured Term Loan B, 6/30/2028 (h)	210,000	207,900
		2,783,011
See accompanying notes to financial statements.
104

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
STEEL-PRODUCERS — 0.0% (d)
Phoenix Services International, LLC Senior Secured Term Loan, 3/1/2025 (b) (h)	$ 399,304	$ 399,242
TELECOM SERVICES — 0.0% (d)
Connect Finco Sarl Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 4.50%, 12/11/2026 (b)	143,188	143,546
TELECOMMUNICATION EQUIP — 0.1%
Altice France S.A. Senior Secured 2018 Term Loan B13, 3 Month USD LIBOR + 4.00%, 4.15%, 8/14/2026 (b)	755,316	755,275
Cologix, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 5/1/2028 (b)	490,000	492,653
Delta TopCo, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 12/1/2027 (b)	275,000	275,975
GOGO Intermediate Holdings LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 4/30/2028 (b)	310,000	309,922
MLN US HoldCo LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.50%, 4.59%, 11/30/2025 (b)	105,039	96,676
		1,930,501
TRADING COMPANIES & DISTRIBUTORS — 0.0% (d)
Foundation Building Materials Holding Company LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 2/3/2028 (b)	300,000	298,344
TRANSPORT-AIR FREIGHT — 0.0% (d)
Kestrel Bidco, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.00%, 4.00%, 12/11/2026 (b)	557,752	547,643
TOTAL SENIOR FLOATING RATE LOANS (Cost $97,633,510)		98,074,103
U.S. GOVERNMENT AGENCY OBLIGATIONS — 35.2%
Federal Home Loan Mortgage Corp.:
2.50%, 4/1/2033	1,917,929	2,010,010
2.50%, 9/1/2050	17,738,480	18,420,311
3.00%, 11/1/2042	8,668,741	9,196,905
3.00%, 12/1/2042	6,305,069	6,631,312
3.00%, 1/1/2045	1,083,746	1,148,288
3.00%, 2/1/2045	739,146	779,900
See accompanying notes to financial statements.
105

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
3.00%, 3/1/2045	$ 736,973	$ 777,607
3.00%, 4/1/2045	19,991,458	21,157,166
3.00%, 5/1/2045	2,868,284	3,026,432
3.00%, 8/1/2045	8,335,442	8,795,030
3.00%, 7/1/2047	2,910,739	3,061,349
3.00%, 5/1/2051	19,719,120	20,680,203
3.00%, 6/1/2051	24,933,555	26,169,126
3.50%, 2/1/2045	1,281,223	1,371,695
3.50%, 4/1/2045	17,589,878	18,982,347
3.50%, 6/1/2045	8,463,643	9,154,942
3.50%, 10/1/2045	9,032,438	9,770,162
3.50%, 2/1/2046	5,295,139	5,629,267
4.00%, 4/1/2047	14,853,521	15,894,667
4.00%, 7/1/2047	3,910,426	4,184,422
4.00%, 10/1/2047	8,375,627	8,962,490
4.50%, 6/1/2044	1,284,879	1,419,029
Series 326, Class 300, CMO, 3.00%, 3/15/2044	16,636,121	17,588,716
Series 358, Class 300, CMO, 3.00%, 10/15/2047	19,830,814	20,880,077
Series 3852, Class NS, CMO, IO, REMIC, 6.00% - 1 Month USD LIBOR 5.93%, 5/15/2041 (b)	5,645,236	763,825
Series 3889, Class VZ, CMO, REMIC, 4.00%, 7/15/2041	4,224,360	4,527,054
Series 3935, Class SJ, CMO, IO, REMIC, 6.65% - 1 Month USD LIBOR 6.58%, 5/15/2041 (b)	965,809	105,302
Series 4120, Class KA, CMO, REMIC, 1.75%, 10/15/2032	8,805,580	9,060,743
Series 4165, Class ZT, CMO, REMIC, 3.00%, 2/15/2043	7,255,227	7,445,985
Series 4364, Class ZX, CMO, REMIC, 4.00%, 7/15/2044	31,689,805	35,177,932
Series 4434, Class LZ, CMO, REMIC, 3.00%, 2/15/2045	3,626,889	3,853,443
Series 4444, Class CZ, CMO, REMIC, 3.00%, 2/15/2045	13,298,592	14,126,330
Series 4447, Class A, CMO, REMIC, 3.00%, 6/15/2041	416,143	421,133
Series 4447, Class Z, CMO, REMIC, 3.00%, 3/15/2045	4,389,378	4,667,402
See accompanying notes to financial statements.
106

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Series 4471, Class BA, CMO, REMIC, 3.00%, 12/15/2041	$ 1,808,127	$ 1,862,673
Series 4471, Class GA, CMO, REMIC, 3.00%, 2/15/2044	5,298,930	5,528,786
Series 4474, Class ZX, CMO, REMIC, 4.00%, 4/15/2045	13,195,235	14,690,127
Series 4481, Class B, CMO, REMIC, 3.00%, 12/15/2042	2,123,445	2,202,625
Series 4483, Class CA, CMO, REMIC, 3.00%, 6/15/2044	5,564,179	5,801,086
Series 4484, Class CD, CMO, REMIC, 1.75%, 7/15/2030	5,331,483	5,457,668
Series 4492, Class GZ, CMO, REMIC, 3.50%, 7/15/2045	9,344,084	9,935,929
Series 4499, Class AB, CMO, REMIC, 3.00%, 6/15/2042	3,882,696	3,997,177
Series 4504, Class CA, CMO, REMIC, 3.00%, 4/15/2044	5,492,597	5,721,562
Series 4533, Class AB, CMO, REMIC, 3.00%, 6/15/2044	4,582,001	4,765,539
Series 4543, Class HG, CMO, REMIC, 2.70%, 4/15/2044	8,315,309	8,605,879
Series 4582, Class HA, CMO, REMIC, 3.00%, 9/15/2045	6,382,359	6,648,487
Series 4702, Class ZL, CMO, 3.00%, 7/15/2047	13,944,007	15,117,178
Series 4750, Class PA, 3.00%, 7/15/2046	6,907,646	7,166,947
Series 4792, Class A, CMO, REMIC, 3.00%, 5/15/2048	5,705,459	5,971,045
Series 4951, Class EA, CMO, 2.50%, 9/15/2044	6,812,393	7,072,397
Federal National Mortgage Association:
1.41%, 12/1/2030	10,000,000	9,885,543
2.00%, 2/1/2036	1,913,331	1,974,024
2.00%, 5/1/2036	55,162,899	57,275,492
2.00%, 5/1/2041	39,684,456	40,521,706
2.00%, 5/1/2051	29,786,886	30,152,362
2.22%, 12/1/2029	5,400,000	5,706,907
2.44%, 1/1/2032	16,600,000	17,817,038
2.50%, 10/1/2040	23,811,018	24,905,724
2.50%, 9/1/2046	2,745,450	2,828,090
2.50%, 2/1/2047	6,879,137	7,148,300
See accompanying notes to financial statements.
107

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
2.50%, 11/1/2050	$ 18,996,158	$ 19,825,858
2.50%, 2/1/2051	13,463,119	13,983,628
2.50%, 4/1/2051	4,620,109	4,807,912
2.50%, 5/1/2051	42,920,195	44,600,747
12 Month USD LIBOR + 1.66% 2.64%, 5/1/2044 (b)	7,033,651	7,296,578
2.69%, 8/1/2030	23,794,445	25,819,379
2.80%, 11/1/2039	10,034,000	11,085,215
3.00%, 5/1/2035	4,574,680	4,838,571
3.00%, 10/1/2041	13,125,948	13,805,579
3.00%, 3/1/2043	3,196,747	3,396,690
3.00%, 7/1/2043	3,381,570	3,533,954
3.00%, 1/1/2045	152,288	159,003
3.00%, 3/1/2045	1,004,520	1,059,375
3.00%, 4/1/2045	2,303,676	2,398,720
3.00%, 7/1/2045	18,326,079	19,472,297
3.00%, 10/1/2046	3,534,072	3,717,058
3.00%, 2/1/2047	12,360,855	13,000,871
3.00%, 11/1/2048	7,648,648	8,044,678
3.00%, 10/1/2049	4,761,857	5,014,254
3.00%, 4/1/2053	13,540,870	14,558,292
3.50%, 9/1/2034	1,274,262	1,364,662
3.50%, 12/1/2034	1,122,937	1,202,602
3.50%, 2/1/2035	726,618	778,167
3.50%, 1/1/2045	7,953,785	8,598,853
3.50%, 2/1/2045	2,360,938	2,526,428
3.50%, 6/1/2045	8,507,113	9,198,172
3.88%, 10/1/2030	11,560,000	13,543,220
4.50%, 3/1/2044	1,183,579	1,306,329
4.50%, 6/1/2044	488,262	538,899
4.50%, 7/1/2044	496,429	547,913
4.50%, 2/1/2045	724,514	799,654
Series 2010-109, Class N, CMO, REMIC, 3.00%, 10/25/2040	1,637,853	1,742,956
Series 2011-51, Class CI, CMO, IO, REMIC, 6.00% - 1 Month USD LIBOR 5.91%, 6/25/2041 (b)	3,480,631	604,195
Series 2012-127, Class PA, CMO, REMIC, 2.75%, 11/25/2042	2,103,081	2,218,995
Series 2012-151, Class SB, CMO, REMIC, 6.00% - 1 Month USD LIBOR 5.86%, 1/25/2043 (b)	135,265	136,651
See accompanying notes to financial statements.
108

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Series 2013-114, Class HZ, CMO, REMIC, 3.00%, 11/25/2038	$ 17,957,584	$ 19,159,513
Series 2013-18, Class CD, CMO, REMIC, 1.50%, 10/25/2027	2,511,537	2,534,830
Series 2013-30, Class PS, CMO, REMIC, 6.00% - 1 Month USD LIBOR 5.86%, 4/25/2043 (b)	825,677	840,599
Series 2014-21, Class GZ, CMO, REMIC, 3.00%, 4/25/2044	5,653,452	5,908,766
Series 2014-39, Class ZA, CMO, REMIC, 3.00%, 7/25/2044	7,207,011	7,498,621
Series 2015-42, Class CA, CMO, REMIC, 3.00%, 3/25/2044	3,440,900	3,582,801
Series 2015-9, Class HA, CMO, REMIC, 3.00%, 1/25/2045	6,401,347	6,818,262
Series 2015-95, Class AP, CMO, REMIC, 3.00%, 8/25/2042	1,830,377	1,845,721
Series 2016-21, Class BZ, CMO, REMIC, 3.00%, 4/25/2046	5,069,065	5,383,068
Series 2016-32, Class LA, CMO, REMIC, 3.00%, 10/25/2044	6,298,884	6,520,826
Series 2016-72, Class PA, CMO, REMIC, 3.00%, 7/25/2046	6,323,931	6,597,799
Series 2016-81, Class PA, CMO, REMIC, 3.00%, 2/25/2044	6,083,790	6,249,360
Series 2016-9, Class A, CMO, REMIC, 3.00%, 9/25/2043	2,009,106	2,042,331
Series 2016-92, Class A, CMO, REMIC, 3.00%, 4/25/2042	9,898,852	10,145,465
Series 2017-18, Class A, CMO, REMIC, 3.00%, 8/25/2042	1,457,299	1,459,039
Series 2017-32, Class CA, CMO, REMIC, 3.00%, 10/25/2042	1,513,550	1,515,358
Series 2017-87, Class BA, CMO, REMIC, 3.00%, 12/25/2042	9,755,879	9,885,197
Series 2018-M10, Class A1, 3.48%, 7/25/2028 (b)	11,937,272	12,954,652
Series 2020-47, Class GL, CMO, 2.00%, 5/25/2046	10,000,000	10,301,314
Series 2021-29, Class BA, CMO, 1.25%, 5/25/2041	14,591,343	14,616,669
Series 2021-35, Class EH, CMO, 2.00%, 2/25/2037	24,177,643	24,874,180
See accompanying notes to financial statements.
109

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Security Description	Principal Amount	Value
Government National Mortgage Association:
2.50%, 3/20/2051	$ 11,336,191	$ 11,807,725
Series 2013-169, Class SE, CMO, IO, REMIC, 6.05% - 1 Month USD LIBOR 5.98%, 11/16/2043 (b)	1,265,179	214,141
Series 2013-34, Class PL, CMO, REMIC, 3.00%, 3/20/2042	3,569,655	3,665,639
Series 2014-43, Class PS, CMO, IO, REMIC, 6.18% - 1 Month USD LIBOR 6.09%, 7/20/2042 (b)	3,124,162	283,925
Series 2020-116, Class HS, CMO, IO, 1 Month USD LIBOR + 6.20% 6.11%, 8/20/2050 (b)	12,526,786	2,233,652
Series 2020-173, Class SY, CMO, IO, 1 Month USD LIBOR + 6.30% 6.21%, 11/20/2050 (b)	34,764,957	8,736,477
Series 2020-173, Class TI, CMO, IO, 2.00%, 11/20/2050	40,503,116	5,409,713
Series 2020-176, Class SL, CMO, IO, 1 Month USD LIBOR + 5.00% 4.91%, 11/20/2050 (b)	10,940,515	2,060,605
Series 2020-185, Class SE, CMO, IO, 1 Month USD LIBOR + 6.30% 6.21%, 12/20/2050 (b)	43,624,018	9,615,377
Series 2021-40, Class IO, IO, VRN, 0.84%, 2/16/2063 (b)	79,649,364	6,244,149
Series 2021-60, Class IO, IO, VRN, 0.84%, 5/16/2063 (b)	61,825,730	4,877,564
Series 2021-80, Class IO, IO, VRN, 0.91%, 12/16/2062 (b)	92,624,734	7,768,843
Series 2021-85, Class IO, IO, VRN, 0.71%, 3/16/2063 (b)	107,802,283	8,008,990
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,098,955,029)		1,121,788,419
U.S. TREASURY OBLIGATIONS — 24.6%
Treasury Bonds 1.88%, 2/15/2051	44,000,000	41,985,625
Treasury Notes:
0.13%, 1/15/2024	111,200,000	110,539,750
0.25%, 6/15/2024	117,200,000	116,494,969
0.38%, 11/30/2025	73,200,000	71,884,688
0.50%, 6/30/2027	63,500,000	61,431,289
0.63%, 5/15/2030	36,200,000	33,841,344
See accompanying notes to financial statements.
110

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Security Description	Principal Amount	Value
0.88%, 6/30/2026	$ 65,000,000	$ 64,979,688
1.25%, 6/30/2028	65,000,000	65,111,719
1.63%, 5/15/2031	64,000,000	65,000,000
1.63%, 5/15/2026	21,500,000	22,286,094
2.13%, 7/31/2024	42,100,000	44,224,734
2.25%, 11/15/2025	83,600,000	88,949,094
TOTAL U.S. TREASURY OBLIGATIONS (Cost $778,244,015)		786,728,994
MORTGAGE-BACKED SECURITIES — 8.0%
Alternative Loan Trust:
Series 2005-79CB, Class A4, CMO, 5.50%, 1/25/2036	4,208,884	3,479,789
Series 2006-24CB, Class A9, CMO, 6.00%, 8/25/2036	3,040,369	2,353,506
Series 2006-43CB, Class 1A12, CMO, 5.75%, 2/25/2037	2,736,373	2,025,818
Alternative Loan Trust 2005-21CB Series 2005-21CB, Class A3, CMO, 5.25%, 6/25/2035	2,273,240	2,170,305
Banc of America Funding Trust:
Series 2006-8T2, Class A4, CMO, 5.83%, 10/25/2036 (e)	2,573,875	2,603,124
Series 2007-5, Class CA1, CMO, 6.00%, 7/25/2037	4,193,557	3,714,656
BANK Series 2017-BNK6, Class XA, IO, 0.95%, 7/15/2060 (b)	53,157,301	1,960,954
BBCMS Mortgage Trust:
Series 2017-DELC, Class B, 1 Month USD LIBOR + 1.03% 1.10%, 8/15/2036 (a) (b)	2,449,000	2,450,225
Series 2017-DELC, Class C, 1 Month USD LIBOR + 1.20% 1.27%, 8/15/2036 (a) (b)	863,000	863,442
Series 2017-DELC, Class D, 1 Month USD LIBOR + 1.70% 1.77%, 8/15/2036 (a) (b)	983,000	983,326
Series 2017-DELC, Class E, 1 Month USD LIBOR + 2.50% 2.57%, 8/15/2036 (a) (b)	1,982,000	1,977,246
Series 2017-DELC, Class F, 1 Month USD LIBOR + 3.50% 3.57%, 8/15/2036 (a) (b)	1,974,000	1,955,073
BBCMS Trust Series 2018-BXH, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 10/15/2037 (a) (b)	205,725	205,484
BCAP LLC Trust Series 2010-RR4, Class 3212, CMO, 6.46%, 1/26/2037 (a) (b)	7,798,430	7,039,460
BRAVO Residential Funding Trust 2021-A Series 2021-A, Class A1, CMO, 1.99%, 4/25/2031 (a) (e)	9,517,916	9,519,781
See accompanying notes to financial statements.
111

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Security Description	Principal Amount	Value
BX Trust Series 2018-EXCL, Class A, 1 Month USD LIBOR + 1.09%, 1.16%, 9/15/2037 (a) (b)	$ 204,195	$ 201,809
ChaseFlex Trust Series 2007-3 Series 2007-3, Class 1A2, CMO, 1 Month USD LIBOR + 0.46%, 0.55%, 7/25/2037 (b)	8,566,912	2,242,269
CHL Mortgage PassThrough Trust:
Series 2005-J2, Class 3A14, CMO, 5.50%, 8/25/2035	753,175	648,771
Series 2007-12, Class A9, CMO, 5.75%, 8/25/2037	2,851,334	2,222,003
CHL Mortgage Pass-Through Trust 2007-HYB1 Series 2007-HYB1, Class 2A1, CMO, 2.83%, 3/25/2037 (b)	1,364,761	1,277,344
CHT COSMO Mortgage Trust Series 2017-CSMO, Class E, 1 Month USD LIBOR + 3.00%, 3.07%, 11/15/2036 (a) (b)	1,333,000	1,336,630
Citigroup Mortgage Loan Trust:
Series 2007-AR4, Class 1A1A, CMO, 3.19%, 3/25/2037 (b)	2,035,316	1,977,106
Series 2007-AR5, Class 1A2A, CMO, 3.10%, 4/25/2037 (b)	985,337	882,645
Series 2021-JL1, Class A, 2.75%, 2/27/2062 (a) (b)	1,759,231	1,746,887
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7, CMO, 6.00%, 1/25/2037	4,784,074	4,485,078
COMM Mortgage Trust Series 2018-HCLV, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 9/15/2033 (a) (b)	347,000	345,670
CSAIL Commercial Mortgage Trust Series 2017-CX10, Class XA, IO, 0.85%, 11/15/2050 (b)	64,263,576	2,271,945
CSMC MortgageBacked Trust Series 2006-7, Class 7A7, CMO, 6.00%, 8/25/2036	1,577,013	1,689,938
CSMC Trust:
Series 2017-MOON, Class E, 3.30%, 7/10/2034 (a) (b)	3,181,000	3,180,904
Series 2019-RPL8, Class A2, CMO, 4.06%, 10/25/2058 (a) (e)	20,313,550	20,357,643
Series 2020-RPL2, Class A12, CMO, 3.44%, 2/25/2060 (a) (b)	11,511,985	11,633,994
FMC GMSR Issuer Trust:
Series 2019-GT2, Class A, CMO, VRN, 4.23%, 9/25/2024 (a) (b)	3,100,000	3,095,006
Series 2020-GT1, Class A, CMO, VRN, 4.45%, 1/25/2026 (a) (b)	3,000,000	3,014,058
FWD Securitization Trust Series 2019-INV1, Class A3, 3.11%, 6/25/2049 (a) (b)	1,358,655	1,366,836
Government National Mortgage Association 0.92%, 8/16/2063	92,194,000	7,945,012
See accompanying notes to financial statements.
112

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Security Description	Principal Amount	Value
Great Wolf Trust Series 2019-WOLF, Class E, 1 Month USD LIBOR + 2.73%, 2.81%, 12/15/2036 (a) (b)	$ 100,000	$ 98,118
GS Mortgage Securities Trust:
Series 2017-GS7, Class XA, IO, 1.26%, 8/10/2050 (b)	40,270,890	2,074,997
Series 2018-TWR, Class A, 1 Month USD LIBOR + 0.90% 0.97%, 7/15/2031 (a) (b)	650,000	648,092
Series 2018-TWR, Class D, 1 Month USD LIBOR + 1.60% 1.67%, 7/15/2031 (a) (b)	650,000	640,980
Series 2018-TWR, Class E, 1 Month USD LIBOR + 2.10% 2.17%, 7/15/2031 (a) (b)	650,000	626,114
Series 2018-TWR, Class F, 1 Month USD LIBOR + 2.80% 2.87%, 7/15/2031 (a) (b)	650,000	613,301
Series 2018-TWR, Class G, 1 Month USD LIBOR + 3.92% 4.00%, 7/15/2031 (a) (b)	650,000	570,415
Series 2019-SOHO, Class E, 1 Month USD LIBOR + 1.87% 1.95%, 6/15/2036 (a) (b)	3,411,000	3,351,307
GSR Mortgage Loan Trust Series 2006-OA1, Class 1A1, CMO, 1 Month USD LIBOR + 0.22%, 0.53%, 8/25/2046 (b)	14,909,246	4,604,137
Headlands Residential Series 2019-RPL1, Class NOTE, 3.97%, 6/25/2024 (a) (e)	4,100,000	4,115,748
IndyMac IMJA Mortgage Loan Trust 2007-A4 Series 2007-A4, Class A1, CMO, 6.25%, 2/25/2038	22,054,684	10,323,589
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-LAQ, Class A, 1 Month USD LIBOR + 1.00%, 1.07%, 6/15/2032 (a) (b)	1,243,623	1,244,744
Morgan Stanley Capital I Trust Series 2016-UB12, Class XA, IO, 0.85%, 12/15/2049 (b)	54,206,526	1,486,508
Morgan Stanley Resecuritization Trust Series 2014-R7, Class B2, CMO, 3.73%, 1/26/2051 (a) (b)	9,155,936	9,252,135
Morgan Stanley Residential Mortgage Loan Trust Series 2020-RPL1, Class A1, CMO, VRN, 2.69%, 10/25/2060 (a) (b)	1,156,777	1,163,509
New Residential Mortgage Loan Trust Series 2020-RPL2, Class A1, CMO, VRN, 3.58%, 8/25/2025 (a) (b)	733,261	746,887
NRPL Trust:
Series 2018-2A, Class A1, CMO, 4.25%, 7/25/2067 (a) (e)	3,577,664	3,587,424
Series 2019-3A, Class A1, CMO, 3.00%, 7/25/2059 (a) (e)	4,454,989	4,478,837
PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 1 Month USD LIBOR + 2.75%, 2.85%, 5/27/2023 (a) (b)	2,351,934	2,329,132
See accompanying notes to financial statements.
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Security Description	Principal Amount	Value
PMT Credit Risk Transfer Trust 2021-1R Series 2021-1R, Class A, 1 Month USD LIBOR + 2.90%, 3.01%, 2/27/2024 (a) (b)	$ 1,666,537	$ 1,681,803
PRPM LLC Series 2020-6, Class A1, CMO, 2.36%, 11/25/2025 (a) (e)	14,831,893	14,867,283
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MV, 3.00%, 2/25/2059	16,793,663	17,921,199
Series 2020-2, Class MT, CMO, 2.00%, 11/25/2059	8,514,465	8,648,297
Seasoned Credit Risk Transfer Trust Series 2020-3, Class MT, CMO, 2.00%, 5/25/2060	13,619,505	13,777,771
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3, CMO, 3.53%, 9/25/2036 (b)	474,461	465,906
Structured Asset Mortgage Investments II Trust Series 2004-AR3, Class M, CMO, 1 Month USD LIBOR + 0.68%, 0.77%, 7/19/2034 (b)	1,563,546	1,521,507
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.68%, 6/15/2050 (b)	20,530,808	1,388,767
Vericrest Opportunity Loan Transferee Series 2021-NPL7, Class A1, 2.12%, 4/25/2051 (a) (e)	2,098,610	2,099,412
VOLT XCIV LLC Series 2021-NPL3, Class A1, CMO, 2.24%, 2/27/2051 (a) (e)	3,325,579	3,328,846
Volt Xcix LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (e)	6,829,366	6,845,581
VOLT XCVI LLC Series 2021-NPL5, Class A1, CMO, 2.12%, 3/27/2051 (a) (e)	2,042,466	2,043,548
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-HY1 Trust Series 2007-HY1, Class A3A, CMO, 1 Month USD LIBOR + 0.230%, 0.32%, 2/25/2037 (b)	5,804,834	4,924,928
Washington Mutual Mortgage PassThrough Certificates WMALT Trust:
Series 2005-8, Class 2CB1, CMO, 5.50%, 10/25/2035	996,831	996,831
Series 2006-5, Class 3A2, CMO, 6.00%, 7/25/2036 (e)	2,741,913	879,823
Series 2007-2, Class 1A3, CMO, 6.00%, 4/25/2037	4,712,509	4,453,406
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR4, Class A1, CMO, 2.98%, 8/25/2037 (b)	1,465,921	1,433,886
TOTAL MORTGAGE-BACKED SECURITIES (Cost $261,799,676)		254,458,505
See accompanying notes to financial statements.
114

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Security Description	Principal Amount	Value
COMMERCIAL MORTGAGE BACKED SECURITIES — 4.9%
ACRE Commercial Mortgage, Ltd. Series 2021-FL4, Class B, 1 Month USD LIBOR + 1.40%, 1.48%, 12/18/2037 (a) (b)	$ 3,000,000	$ 2,985,102
BANK Series 2017-BNK4, Class XA, IO, 1.55%, 5/15/2050 (b)	29,444,217	1,694,688
BBCMS Mortgage Trust Series 2017-DELC, Class A, 1 Month USD LIBOR + 0.85%, 0.92%, 8/15/2036 (a) (b)	2,552,000	2,553,966
Benchmark 2021-B24 Mortgage Trust Series 2021-B24, Class XA, IO, VRN, 1.27%, 3/15/2054 (b)	3,391,846	294,078
Benchmark Mortgage Trust:
Series 2018-B2, Class C, VRN, 4.35%, 2/15/2051 (b)	2,545,000	2,812,701
Series 2020-B19, Class XA, IO, VRN, 1.89%, 9/15/2053 (b)	20,054,094	2,220,925
BX Trust:
Series 2017-APPL, Class E, 1 Month USD LIBOR + 3.15% 3.22%, 7/15/2034 (a) (b)	1,007,434	1,008,882
Series 2017-SLCT, Class D, 1 Month USD LIBOR + 2.05% 2.12%, 7/15/2034 (a) (b)	565,436	566,913
Series 2017-SLCT, Class E, 1 Month USD LIBOR + 3.15% 3.22%, 7/15/2034 (a) (b)	1,805,400	1,810,659
Series 2019-OC11, Class E, 4.08%, 12/9/2041 (a) (b)	3,830,000	4,012,200
CD Mortgage Trust Series 2017-CD4, Class XA, IO, 1.44%, 5/10/2050 (b)	16,481,835	868,609
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XA, IO, 1.15%, 1/10/2048 (b)	23,642,790	911,261
Series 2016-C4, Class XA, IO, 1.80%, 5/10/2058 (b)	10,981,585	695,786
Series 2017-C8, Class XA, IO, 1.76%, 6/15/2050 (b)	26,779,477	1,709,265
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class C, VRN, 4.57%, 2/10/2048 (b)	2,541,000	2,698,222
Series 2015-GC27, Class D, 4.57%, 2/10/2048 (a) (b)	423,700	421,364
Series 2015-GC31, Class C, 4.19%, 6/10/2048 (b)	1,500,000	1,577,892
Series 2015-GC33, Class C, 4.73%, 9/10/2058 (b)	1,500,000	1,490,170
Series 2016-GC36, Class XA, IO, 1.38%, 2/10/2049 (b)	20,204,835	951,764
Series 2020-555, Class E, 3.62%, 12/10/2041 (a) (b)	2,047,000	1,923,501
COMM Mortgage Trust:
Series 2013-CR12, Class XA, IO, 1.28%, 10/10/2046 (b)	26,589,771	584,602
See accompanying notes to financial statements.
115

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Security Description	Principal Amount	Value
Series 2015-CR22, Class XA, IO, 1.02%, 3/10/2048 (b)	$ 8,736,553	$ 214,372
Series 2015-CR26, Class B, 4.62%, 10/10/2048 (b)	1,600,000	1,764,441
Series 2015-CR26, Class XA, IO, 1.07%, 10/10/2048 (b)	20,264,981	656,180
Series 2015-DC1, Class C, VRN, 4.45%, 2/10/2048 (b)	644,000	664,233
Series 2015-DC1, Class XA, IO, 1.16%, 2/10/2048 (b)	7,431,623	196,204
Series 2015-LC21, Class C, 4.48%, 7/10/2048 (b)	968,000	1,027,554
Series 2016-CR28, Class C, 4.79%, 2/10/2049 (b)	2,011,000	2,207,772
Series 2016-DC2, Class XA, IO, 1.12%, 2/10/2049 (b)	16,119,184	592,435
Series 2017-PANW, Class D, 4.34%, 10/10/2029 (a) (b)	1,388,000	1,472,404
Series 2017-PANW, Class E, 4.13%, 10/10/2029 (a) (b)	2,316,000	2,342,580
CSAIL 2019-C17 Commercial Mortgage Trust Series 2019-C17, Class XA, IO, VRN, 1.51%, 9/15/2052 (b)	30,248,231	2,561,535
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class AS, 3.85%, 6/15/2057 (b)	900,000	960,290
Series 2015-C4, Class XA, IO, 0.97%, 11/15/2048 (b)	32,722,570	1,005,118
CSMC 2017-TIME Series 2017-TIME, Class A, 3.65%, 11/13/2039 (a)	2,977,000	3,081,614
CSMC 2020-NET Series 2020-NET, Class A, 2.26%, 8/15/2037 (a)	2,440,000	2,518,975
CSMC Trust Series 2017-MOON, Class D, 3.30%, 7/10/2034 (a) (b)	2,263,000	2,283,550
DBUBS Mortgage Trust Series 2017-BRBK, Class E, VRN, 3.65%, 10/10/2034 (a) (b)	463,000	475,769
DBWF Mortgage Trust Series 2018-GLKS, Class A, 1 Month USD LIBOR + 1.03%, 1.12%, 12/19/2030 (a) (b)	2,552,000	2,555,689
DOLP Trust 2021-NYC:
Series 2021-NYC, Class D, VRN, 3.70%, 5/10/2041 (a) (b)	1,000,000	1,021,710
Series 2021-NYC, Class E, VRN, 3.70%, 5/10/2041 (a) (b)	1,000,000	997,048
Grace Trust Series 2020-GRCE, Class D, VRN, 2.77%, 12/10/2040 (a) (b)	2,487,000	2,463,679
Great Wolf Trust Series 2019-WOLF, Class F, 1 Month USD LIBOR + 3.13%, 3.20%, 12/15/2036 (a) (b)	100,000	98,287
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA, IO, 1.63%, 2/10/2046 (b)	11,722,235	206,785
See accompanying notes to financial statements.
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Security Description	Principal Amount	Value
GS Mortgage Securities Trust:
Series 2014-GC24, Class XA, IO, 0.85%, 9/10/2047 (b)	$ 26,799,649	$ 520,077
Series 2015-GC32, Class XA, IO, 0.88%, 7/10/2048 (b)	22,973,766	591,125
Series 2015-GC34, Class XA, IO, 1.38%, 10/10/2048 (b)	15,545,304	670,826
Series 2015-GS1, Class XA, IO, 0.91%, 11/10/2048 (b)	25,746,196	748,694
Series 2016-GS3, Class XA, IO, 1.34%, 10/10/2049 (b)	24,919,944	1,326,303
Series 2019-GC38, Class XA, IO, 1.12%, 2/10/2052 (b)	40,495,313	2,513,618
HPLY Trust Series 2019-HIT, Class F, 1 Month USD LIBOR + 3.15%, 3.22%, 11/15/2036 (a) (b)	2,766,018	2,714,499
IMT Trust:
Series 2017-APTS, Class BFL, 1 Month USD LIBOR + 0.95% 1.02%, 6/15/2034 (a) (b)	1,509,617	1,506,517
Series 2017-APTS, Class CFL, 1 Month USD LIBOR + 1.10% 1.17%, 6/15/2034 (a) (b)	1,509,617	1,507,231
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-FL10, Class D, 1 Month USD LIBOR + 1.90%, 1.97%, 6/15/2032 (a) (b)	126,758	126,506
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2011-C5, Class B, VRN, 5.61%, 8/15/2046 (a) (b)	648,000	648,798
Series 2012-C8, Class B, 3.98%, 10/15/2045 (a) (b)	1,775,000	1,814,308
Series 2014-C20, Class B, 4.40%, 7/15/2047 (b)	3,000,000	3,230,097
Series 2015-JP1, Class XA, IO, 1.07%, 1/15/2049 (b)	16,800,919	568,658
Series 2016-JP3, Class B, VRN, 3.40%, 8/15/2049 (b)	2,899,000	3,055,480
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class B, VRN, 4.34%, 8/15/2047 (b)	1,055,000	1,124,404
Series 2014-C25, Class XA, IO, 0.99%, 11/15/2047 (b)	4,966,148	121,705
Series 2014-C26, Class C, 4.52%, 1/15/2048 (b)	1,500,000	1,582,019
Series 2015-C28, Class XA, IO, 1.11%, 10/15/2048 (b)	8,847,714	244,845
Series 2015-C30, Class XA, IO, 0.65%, 7/15/2048 (b)	25,619,663	455,625
Series 2015-C32, Class C, 4.80%, 11/15/2048 (b)	1,132,000	950,249
Series 2015-C33, Class C, 4.77%, 12/15/2048 (b)	1,739,000	1,859,430
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA, IO, 1.71%, 6/15/2049 (b)	17,726,355	915,899
See accompanying notes to financial statements.
117

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
LSTAR Commercial Mortgage Trust Series 2017-5, Class X, IO, 1.14%, 3/10/2050 (a) (b)	$ 43,500,389	$ 1,214,461
Manhattan West 2020-1MW Mortgage Trust:
Series 2020-1MW, Class C, VRN, 2.41%, 9/10/2039 (a) (b)	2,462,000	2,489,674
Series 2020-1MW, Class D, VRN, 2.41%, 9/10/2039 (a) (b)	2,462,000	2,444,281
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class XA, IO, 0.74%, 10/15/2046 (b)	12,388,562	129,679
Series 2013-C7, Class XA, IO, 1.46%, 2/15/2046 (b)	12,944,583	184,150
Series 2015-C20, Class C, 4.61%, 2/15/2048 (b)	500,000	529,883
Series 2015-C27, Class C, 4.66%, 12/15/2047 (b)	1,219,000	1,236,674
Series 2015-C27, Class D, 3.24%, 12/15/2047 (a) (b)	1,750,000	1,568,398
Series 2016-C28, Class XA, IO, 1.35%, 1/15/2049 (b)	20,408,039	828,532
Series 2016-C30, Class XA, IO, 1.52%, 9/15/2049 (b)	18,055,025	1,000,651
Series 2016-C31, Class C, 4.43%, 11/15/2049 (b)	3,358,000	3,466,905
Morgan Stanley Capital I Trust:
Series 2015-UBS8, Class XA, IO, 1.03%, 12/15/2048 (b)	24,277,625	786,938
Series 2019-H7, Class C, 4.13%, 7/15/2052	2,930,000	3,209,581
Series 2019-L3, Class XA, IO, 0.76%, 11/15/2052 (b)	55,942,484	2,668,818
Series 2020-HR8, Class XA, IO, VRN, 1.97%, 7/15/2053 (b)	21,455,246	2,841,388
Series 2020-L4, Class XA, IO, VRN, 1.20%, 2/15/2053 (b)	33,105,762	2,562,089
One New York Plaza Trust 2020-1NYP Series 2020-1NYP, Class C, 1 Month USD LIBOR + 2.20%, 2.27%, 1/15/2026 (a) (b)	1,599,000	1,616,701
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	450,000	479,865
SLG Office Trust 2021-OVA:
Series 2021-OVA, Class E, 2.85%, 7/15/2041 (a)	1,989,000	1,946,895
Series 2021-OVA, Class F, 2.85%, 7/15/2041 (a)	1,989,000	1,852,475
UBS Commercial Mortgage Trust Series 2017-C4, Class XA, IO, 1.19%, 10/15/2050 (b)	23,935,146	1,245,084
Velocity Commercial Capital Loan Trust Series 2020-1, Class M3, VRN, 3.19%, 2/25/2050 (a) (b)	3,132,177	3,135,950
See accompanying notes to financial statements.
118

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Waterfall Commercial Mortgage Trust Series 2015-SBC5, Class A, 4.10%, 9/14/2022 (a) (b)	$ 3,140,906	$ 3,194,593
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class D, 3.94%, 8/15/2050 (a)	277,000	63,578
Series 2015-C26, Class XA, IO, 1.35%, 2/15/2048 (b)	7,550,860	280,949
Series 2015-C28, Class C, 4.23%, 5/15/2048 (b)	1,500,000	1,588,398
Series 2015-LC20, Class XA, IO, 1.45%, 4/15/2050 (b)	6,802,398	219,700
Series 2015-NXS1, Class XA, IO, 1.23%, 5/15/2048 (b)	7,341,221	236,031
Series 2015-NXS2, Class XA, IO, 0.80%, 7/15/2058 (b)	23,232,994	526,873
Series 2015-P2, Class XA, IO, 1.07%, 12/15/2048 (b)	16,669,697	616,491
Series 2016-C33, Class XA, IO, 1.78%, 3/15/2059 (b)	11,814,980	741,895
Series 2016-C35, Class B, 3.44%, 7/15/2048	3,000,000	3,195,104
Series 2016-LC24, Class C, VRN, 4.60%, 10/15/2049 (b)	1,900,000	2,021,719
Series 2017-C38, Class XA, IO, 1.16%, 7/15/2050 (b)	37,145,799	1,747,063
Series 2017-RC1, Class XA, IO, 1.65%, 1/15/2060 (b)	24,239,811	1,365,024
Series 2019-C50, Class XA, IO, 1.58%, 5/15/2052 (b)	29,673,122	2,416,433
Series 2020-C57, Class XA, IO, VRN, 2.23%, 8/15/2053 (b)	16,232,862	2,431,213
Series 2020-C58, Class XA, IO, VRN, 2.01%, 7/15/2053 (b)	20,149,845	2,739,580
Wells Fargo Commercial Mortgage Trust 2016-BNK1 Series 2016-BNK1, Class XB, IO, VRN, 1.47%, 8/15/2049 (b)	19,849,000	1,246,356
WFRBS Commercial Mortgage Trust:
Series 2014-C19, Class XA, IO, 1.18%, 3/15/2047 (b)	8,523,265	165,993
Series 2014-C21, Class XA, IO, 1.18%, 8/15/2047 (b)	14,746,711	369,409
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $188,444,629)		156,563,161

See accompanying notes to financial statements.
119

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 2.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (i) (j) (Cost $63,404,943)	63,404,943	$ 63,404,943
TOTAL INVESTMENTS — 100.2% (Cost $3,185,494,757)		3,195,173,796
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(6,502,785)
NET ASSETS — 100.0%		$ 3,188,671,011
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 16.8% of net assets as of June 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	When-issued security.
(d)	Amount is less than 0.05% of net assets.
(e)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2021. Maturity date shown is the final maturity.
(f)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2021, total aggregate fair value of the security is $11,504, representing less than 0.05% of the Fund's net assets.
(g)	Non-income producing security.
(h)	Position is unsettled. Contract rate was not determined at June 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(i)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(j)	The rate shown is the annualized seven-day yield at June 30, 2021.

See accompanying notes to financial statements.
120

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
IO	Interest Only
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
PIK	Payment in Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note
At June 30, 2021, the Fund had unfunded loan commitments of $384,673, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
OneDigital Borrower LLC	18,750	18,852	102
Constant Contact Inc	106,941	106,808	(133)
Redstone Buyer LLC	95,639	95,599	(40)
HighTower Holdings LLC	67,000	67,237	237
DG Investment Intermediate Holdings 2, Inc.	27,636	27,786	150
LBM Acquisition LLC	15,455	15,366	(89)
TricorBraun Holdings, Inc.	53,252	52,932	(319)
	$384,673	$384,580	$(92)
See accompanying notes to financial statements.
121

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SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 463,146,801	$ —	$ 463,146,801
Asset-Backed Securities	—	196,947,703	—	196,947,703
Foreign Government Obligations	—	54,049,663	—	54,049,663
U.S. Government Agency Obligations	—	1,121,788,419	—	1,121,788,419
U.S. Treasury Obligations	—	786,728,994	—	786,728,994
Mortgage-Backed Securities	—	254,458,505	—	254,458,505
Commercial Mortgage Backed Securities	—	156,563,161	—	156,563,161
Common Stocks	—	—	11,504	11,504
Senior Floating Rate Loans	—	98,074,103	—	98,074,103
Short-Term Investment	63,404,943	—	—	63,404,943
TOTAL INVESTMENTS	$63,404,943	$3,131,757,349	$11,504	$3,195,173,796
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans(a)	—	(92)	—	(92)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (92)	$ —	$ (92)
(a)	Unfunded loan commitments are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	67,857,504	$67,857,504	$1,442,895,649	$1,447,348,210	$—	$—	63,404,943	$63,404,943	$35,793

See accompanying notes to financial statements.
122

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2021

	SPDR DoubleLine Emerging Markets Fixed Income ETF	SPDR DoubleLine Short Duration Total Return Tactical ETF
ASSETS
Investments in unaffiliated issuers, at value	$ 121,096,411	$150,409,387
Investments in affiliated issuers, at value	2,549,386	14,576,244
Total Investments	123,645,797	164,985,631
Cash	998,649	7,203
Receivable for investments sold	905,979	10,038
Dividends receivable — affiliated issuers	132	145
Interest receivable — unaffiliated issuers	1,144,062	559,355
TOTAL ASSETS	126,694,619	165,562,372
LIABILITIES
Payable for investments purchased	2,985,834	5,268,290
Advisory fee payable	65,644	55,313
Trustees’ fees and expenses payable	43	95
TOTAL LIABILITIES	3,051,521	5,323,698
NET ASSETS	$123,643,098	$160,238,674
NET ASSETS CONSIST OF:
Paid-in Capital	$120,243,001	$159,444,982
Total distributable earnings (loss)	3,400,097	793,692
NET ASSETS	$123,643,098	$160,238,674
NET ASSET VALUE PER SHARE
Net asset value per share	$ 50.99	$ 49.69
Shares outstanding (unlimited amount authorized, no par value)	2,425,000	3,225,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ 118,907,473	$150,058,653
Investments in affiliated issuers	2,549,386	14,576,244
Total cost of investments	$121,456,859	$164,634,897
See accompanying notes to financial statements.
123

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
June 30, 2021

SPDR DoubleLine Total Return Tactical ETF
ASSETS
Investments in unaffiliated issuers, at value	$3,131,768,853
Investments in affiliated issuers, at value	63,404,943
Total Investments	3,195,173,796
Cash	1,404,184
Receivable for investments sold	192,002,450
Dividends receivable — affiliated issuers	1,089
Interest receivable — unaffiliated issuers	13,480,302
TOTAL ASSETS	3,402,061,821
LIABILITIES
Payable for investments purchased	211,937,336
Unrealized depreciation on unfunded loan commitments	92
Advisory fee payable	1,444,389
Trustees’ fees and expenses payable	2,493
Accrued expenses and other liabilities	6,500
TOTAL LIABILITIES	213,390,810
NET ASSETS	$ 3,188,671,011
NET ASSETS CONSIST OF:
Paid-in Capital	$3,275,337,799
Total distributable earnings (loss)	(86,666,788)
NET ASSETS	$ 3,188,671,011
NET ASSET VALUE PER SHARE
Net asset value per share	$ 48.46
Shares outstanding (unlimited amount authorized, no par value)	65,800,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$3,122,089,814
Investments in affiliated issuers	63,404,943
Total cost of investments	$3,185,494,757
See accompanying notes to financial statements.
124

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2021

	SPDR DoubleLine Emerging Markets Fixed Income ETF	SPDR DoubleLine Short Duration Total Return Tactical ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$3,399,567	$2,638,846
Dividend income — affiliated issuers	1,064	3,418
Foreign taxes withheld	(5,746)	(98)
TOTAL INVESTMENT INCOME (LOSS)	3,394,885	2,642,166
EXPENSES
Advisory fee	677,417	710,070
Trustees’ fees and expenses	3,270	4,032
TOTAL EXPENSES	680,687	714,102
Expenses waived/reimbursed by the Adviser	(64,946)	(53,010)
NET EXPENSES	615,741	661,092
NET INVESTMENT INCOME (LOSS)	$2,779,144	$1,981,074
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,516,700	752,709
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	158,117	(316,578)
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,674,817	436,131
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,453,961	$2,417,205
See accompanying notes to financial statements.
125

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended June 30, 2021

SPDR DoubleLine Total Return Tactical ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 89,174,220
Dividend income — affiliated issuers	35,793
Foreign taxes withheld	(572)
TOTAL INVESTMENT INCOME (LOSS)	89,209,441
EXPENSES
Advisory fee	20,074,065
Trustees’ fees and expenses	44,294
Miscellaneous expenses	1,785
TOTAL EXPENSES	20,120,144
Expenses waived/reimbursed by the Adviser	(2,355,432)
NET EXPENSES	17,764,712
NET INVESTMENT INCOME (LOSS)	$ 71,444,729
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,798,424
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(57,170,580)
Unfunded loan commitments	(1,749)
Net change in unrealized appreciation/depreciation	(57,172,329)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(46,373,905)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 25,070,824
See accompanying notes to financial statements.
126

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/21	Year Ended 6/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 2,779,144	$ 2,932,451
Net realized gain (loss)	3,516,700	(2,205,780)
Net change in unrealized appreciation/depreciation	158,117	401,488
Net increase (decrease) in net assets resulting from operations	6,453,961	1,128,159
Net equalization credits and charges	62,106	68,814
Distributions to shareholders	(2,854,562)	(2,929,647)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	40,389,997	49,043,585
Cost of shares redeemed	(15,014,743)	(17,996,911)
Net income equalization	(62,106)	(68,814)
Other Capital	174,347	198,648
Net increase (decrease) in net assets from beneficial interest transactions	25,487,495	31,176,508
Net increase (decrease) in net assets during the period	29,149,000	29,443,834
Net assets at beginning of period	94,494,098	65,050,264
NET ASSETS AT END OF PERIOD	$123,643,098	$ 94,494,098
SHARES OF BENEFICIAL INTEREST:
Shares sold	800,000	1,025,000
Shares redeemed	(300,000)	(375,000)
Net increase (decrease) from share transactions	500,000	650,000
See accompanying notes to financial statements.
127

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/21	Year Ended 6/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 1,981,074	$ 2,924,940
Net realized gain (loss)	752,709	(18,615)
Net change in unrealized appreciation/depreciation	(316,578)	125,822
Net increase (decrease) in net assets resulting from operations	2,417,205	3,032,147
Net equalization credits and charges	14,932	11,473
Distributions to shareholders	(2,110,916)	(3,062,675)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	17,383,837	33,417,005
Cost of shares redeemed	—	(12,303,910)
Net income equalization	(14,932)	(11,473)
Other Capital	29,809	92,112
Net increase (decrease) in net assets from beneficial interest transactions	17,398,714	21,193,734
Net increase (decrease) in net assets during the period	17,719,935	21,174,679
Net assets at beginning of period	142,518,739	121,344,060
NET ASSETS AT END OF PERIOD	$160,238,674	$142,518,739
SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	675,000
Shares redeemed	—	(250,000)
Net increase (decrease) from share transactions	350,000	425,000
See accompanying notes to financial statements.
128

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/21	Year Ended 6/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 71,444,729	$ 92,024,939
Net realized gain (loss)	10,798,424	(16,611,611)
Net change in unrealized appreciation/depreciation	(57,172,329)	52,694,095
Net increase (decrease) in net assets resulting from operations	25,070,824	128,107,423
Net equalization credits and charges	18,500	(152,877)
Distributions to shareholders	(87,675,778)	(104,243,448)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	105,856,538	242,342,927
Cost of shares redeemed	(46,179,065)	(413,569,469)
Net income equalization	(18,500)	152,877
Other Capital	317,321	1,723,362
Net increase (decrease) in net assets from beneficial interest transactions	59,976,294	(169,350,303)
Contribution from Affiliate (Note 4)	39,028	—
Net increase (decrease) in net assets during the period	(2,571,132)	(145,639,205)
Net assets at beginning of period	3,191,242,143	3,336,881,348
NET ASSETS AT END OF PERIOD	$ 3,188,671,011	$3,191,242,143
SHARES OF BENEFICIAL INTEREST:
Shares sold	2,150,000	4,950,000
Shares redeemed	(950,000)	(8,500,000)
Net increase (decrease) from share transactions	1,200,000	(3,550,000)
See accompanying notes to financial statements.
129

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18	Year Ended 6/30/17
Net asset value, beginning of period	$ 49.09	$ 51.02	$ 48.25	$ 50.45	$ 51.52
Income (loss) from investment operations:
Net investment income (loss) (a)	1.48	1.87	1.98	1.31	1.77
Net realized and unrealized gain (loss)	1.83	(2.06)	2.60	(1.74)	1.91
Total from investment operations	3.31	(0.19)	4.58	(0.43)	3.68
Net equalization credits and charges (a)	0.03	0.04	0.03	0.04	0.01
Other capital (a)	0.09	0.13	0.08	0.10	0.05
Distributions to shareholders from:
Net investment income	(1.53)	(1.91)	(1.92)	(1.36)	(1.81)
Net realized gains	—	—	—	(0.55)	(3.00)
Total distributions	(1.53)	(1.91)	(1.92)	(1.91)	(4.81)
Net asset value, end of period	$ 50.99	$ 49.09	$ 51.02	$ 48.25	$ 50.45
Total return (b)	7.09%	(0.04)%	9.99%	(0.65)%	7.67%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$123,643	$94,494	$65,050	$48,253	$27,748
Ratios to average net assets:
Total expenses	0.72%	0.75%	0.75%	0.76%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	2.95%	3.77%	4.06%	2.64%	3.46%
Portfolio turnover rate (c)	77%	54%	37%	55%	141%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
130

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18	Year Ended 6/30/17
Net asset value, beginning of period	$ 49.57	$ 49.53	$ 48.81	$ 49.61	$ 50.40
Income (loss) from investment operations:
Net investment income (loss) (a)	0.68	1.08	1.30	1.02	1.04
Net realized and unrealized gain (loss)	0.14	0.07	0.62	(0.99)	(0.53)
Total from investment operations	0.82	1.15	1.92	0.03	0.51
Net equalization credits and charges (a)	0.01	0.00(b)	0.03	0.05	0.00(b)
Other capital (a)	0.01	0.03	0.06	0.12	0.06
Distributions to shareholders from:
Net investment income	(0.72)	(1.14)	(1.29)	(1.00)	(1.13)
Net realized gains	—	—	—	—	(0.23)
Total distributions	(0.72)	(1.14)	(1.29)	(1.00)	(1.36)
Net asset value, end of period	$ 49.69	$ 49.57	$ 49.53	$ 48.81	$ 49.61
Total return (c)	1.70%	2.43%	4.18%	0.43%	1.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$160,239	$142,519	$121,344	$82,984	$34,725
Ratios to average net assets:
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	1.36%	2.18%	2.65%	2.07%	2.10%
Portfolio turnover rate (d)	58%	43%	62%	50%	123%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
131

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FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)
Net asset value, beginning of period	$ 49.40	$ 48.96	$ 47.60	$ 49.03	$ 49.87
Income (loss) from investment operations:
Net investment income (loss) (b)	1.09	1.37	1.56	1.34	1.33
Net realized and unrealized gain (loss) (c)	(0.70)	0.59	1.44	(1.34)	(0.66)
Total from investment operations	0.39	1.96	3.00	0.00	0.67
Net equalization credits and charges (b)	0.00(d)	(0.00)(d)	0.00(d)	0.00(d)	0.01
Contribution from Affiliate (Note 4)	0.00(d)	—	—	—	—
Other capital (b)	0.00	0.03	0.04	0.02	0.04
Distributions to shareholders from:
Net investment income	(1.33)	(1.55)	(1.68)	(1.45)	(1.48)
Net realized gains	—	—	—	—	(0.08)
Total distributions	(1.33)	(1.55)	(1.68)	(1.45)	(1.56)
Net asset value, end of period	$ 48.46	$ 49.40	$ 48.96	$ 47.60	$ 49.03
Total return (e)	0.81%(f)	4.13%	6.53%	0.04%	1.55%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,188,671	$3,191,242	$3,336,881	$3,182,239	$3,353,801
Ratios to average net assets:
Total expenses	0.62%	0.65%	0.65%	0.65%	0.66%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income (loss)	2.22%	2.80%	3.27%	2.78%	2.70%
Portfolio turnover rate	82%(g)	25%(g)	47%(g)	34%(h)	72%(h)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	If an affiliate had not made a contribution during the year ended ended June 30, 2021, the total return would have remained 0.81%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(h)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
See accompanying notes to financial statements.
132

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2021, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
Each Fund is classified as a diversified investment company under the 1940 Act, with the exception of SPDR DoubleLine Total Return Tactical ETF, which is a non-diversified investment company.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•   Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•   Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•  Senior loans or other loans are valued at evaluated bid prices supplied by an
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June 30, 2021

independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' underlying benchmarks. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•   Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
135

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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2021, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Paydown gains and losses are recorded as an adjustment to interest income.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
Distributions
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
137

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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

3.    Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities
During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Loan Agreements
The SPDR DoubleLine Total Return Tactical ETF invests in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Funds do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Funds as the issuers of such loans.
4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65% (a)
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45 (b)
SPDR DoubleLine Total Return Tactical ETF	0.55 (c)
(a)	Effective March 24, 2021, the Adviser agreed to reduce the SPDR DoubleLine Emerging Markets Fixed Income ETF's management fee from 0.75% to 0.65% of the Fund’s average daily net assets.
(b)	Effective March 24, 2021, the Adviser agreed to reduce the SPDR DoubleLine Short Duration Total Return Tactical ETF's management fee from 0.50% to 0.45% of the Fund’s average daily net assets.
(c)	Effective March 24, 2021, the Adviser agreed to reduce the SPDR DoubleLine Total Return Tactical ETF's management fee from 0.65% to 0.55% of the Fund’s average daily net assets.
In connection with the above management fee reductions, the Board approved the termination of the existing contractual fee waivers, whereby the Adviser agreed to limit the total annual operating expenses to 0.65%, 0.45% and 0.55% of the Fund’s average daily net assets, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, for the SPDR DoubleLine Emerging Markets Fixed Income ETF, the SPDR DoubleLine Short Duration Total Return Tactical ETF and the SPDR DoubleLine Total Return Tactical ETF, respectively. These waivers and/or reimbursements did not provide for the recoupment by the Adviser of any amounts waived or reimbursed. The total amount of fees waived for each Fund for the year ended June 30, 2021 has been disclosed in the Statements of Operations.
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2021. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2021 except with the approval of the Board.
The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
DoubleLine Capital LP receives fees for its services as the sub-adviser to the Funds from the Adviser.
139

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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2021 are disclosed in the Schedules of Investments.
On October 30, 2020, DoubleLine Capital LP agreed to make a contribution of $39,028 to the SPDR DoubleLine Total Return Tactical ETF in connection with a portfolio trading matter.
5.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2021, were as follows:
	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ —	$ —	$100,645,958	$ 69,707,062
SPDR DoubleLine Short Duration Total Return Tactical ETF	42,198,402	37,680,429	66,545,000	33,384,633
SPDR DoubleLine Total Return Tactical ETF	2,617,963,890	1,990,848,136	709,468,763	498,242,581
7.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash . Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
8.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
141

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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund's tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAVs or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, differing treatment for paydown gains and losses, defaulted bonds and amortization and accretion of premium and discount for financial statement purposes. Certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes
The tax character of distributions paid during the year ended June 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 2,854,562	$—	$ 2,854,562
SPDR DoubleLine Short Duration Total Return Tactical ETF	2,110,916	—	2,110,916
SPDR DoubleLine Total Return Tactical ETF	87,675,778	—	87,675,778
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

The tax character of distributions paid during the year ended June 30, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 2,929,647	$ —	$ 2,929,647
SPDR DoubleLine Short Duration Total Return Tactical ETF	3,062,675	—	3,062,675
SPDR DoubleLine Total Return Tactical ETF	104,243,448	—	104,243,448
At June 30, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$1,217,957	$ —	$ —	$2,182,140	$ 3,400,097
SPDR DoubleLine Short Duration Total Return Tactical ETF	367,213	—	84,082	342,397	793,692
SPDR DoubleLine Total Return Tactical ETF	9,385,187	(104,657,163)	—	8,605,188	(86,666,788)
As of June 30, 2021, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR DoubleLine Total Return Tactical ETF	$50,672,099	$53,985,064
As of June 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 121,463,657	$ 3,172,324	$ 990,184	$2,182,140
SPDR DoubleLine Short Duration Total Return Tactical ETF	164,643,234	1,417,212	1,074,815	342,397
SPDR DoubleLine Total Return Tactical ETF	3,186,568,515	71,361,030	62,755,749	8,605,281
143

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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

9.    Line of Credit
The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2021 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
The Funds had no outstanding loans as of June 30, 2021.
10.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds invest in securities of issuers located in emerging markets, these risks may be even more pronounced.
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Credit Risk
A Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.
Market Risk
Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. Each Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
11.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
146

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REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements and Schedule of Investments in Securities
We have audited the accompanying statements of assets and liabilities of SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF (collectively referred to as the “Funds”) (three of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting SSGA Active Trust) at June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose
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REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 30, 2021
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OTHER INFORMATION
June 30, 2021 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

	SPDR DoubleLine Emerging Markets Fixed Income ETF	SPDR DoubleLine Short Duration Total Return Tactical ETF	SPDR DoubleLine Total Return Tactical ETF
Annualized Expense Ratio	0.65%	0.45%	0.55%
Actual:
Ending Account Value	$1,013.00	$1,001.30	$ 994.00
Expenses Paid During Period(a)	3.24	2.23	2.72
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,021.60	1,022.60	1,022.10
Expenses Paid During Period(a)	3.26	2.26	2.76
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2021.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.ssga.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the investment adviser voted for the 12-month period ended June 30, is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Funds’ website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC's website at www.sec.gov, and on the Funds' website at www.ssga.com. The Funds’ schedules of investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
151

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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to June 30, 2021, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF, each a series of SSGA Active Trust (each, a “Fund” and collectively, the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each Fund’s compliance with its investment
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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds and overseeing third party sub-advisers.
Investment Performance
The Board then reviewed each Fund’s performance. The Board compared each Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered the following performance information over various periods ended December 31, 2020 in its evaluation of each Fund:
SPDR DoubleLine Short Duration Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year, and since inception periods.
SPDR DoubleLine Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-, 3- and 5-year, and since inception periods.
SPDR DoubleLine Emerging Markets Fixed Income ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 1- and 3-year, and since inception periods.
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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

In those instances where the Board observed underperformance for an extended period of time, the Trustees discussed with management those factors that contributed to such underperformance and steps being taken in response to such factors, where appropriate.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser and its affiliates, including data on the Funds’ historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a Fund’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the advisory fee rate for each Fund does not provide for breakpoints as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for each Fund by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with each Fund from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide
154

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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of the Funds had been satisfactory or the Advisor had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser’s unitary fee for each Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust’s relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust.
155

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of DoubleLine Capital LP Sub-Advisory Agreement
At meetings held prior to June 30, 2021, the Board also considered a proposal to continue the Sub-Advisory Agreement (the “DoubleLine Sub-Advisory Agreement”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to each Fund. The Independent Trustees also met separately to consider the DoubleLine Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the DoubleLine Sub-Advisory Agreement, the Board requested, and DoubleLine and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the DoubleLine Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to each Fund under the DoubleLine Sub-Advisory Agreement; and (ii) investment performance of each Fund. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Funds.
The Board considered the background and experience of senior management at DoubleLine and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed each Fund’s performance, noting that the DoubleLine ETFs had underperformed, but considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors. The Board also considered the unitary fee paid to the Adviser by each Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Double-Line Sub-Advisory Agreement between DoubleLine and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the DoubleLine Sub-Advisory Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by DoubleLine with respect to each Fund were adequate and appropriate; (b) the performance of the Funds had been satisfactory or the Advisor had demonstrated due attention to the remediation of underperformance, where appropriate; (c) DoubleLine’s fees for each Fund and the unitary fee,
156

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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

considered in relation to the services provided, were reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to DoubleLine adequately shared the economies of scale with each Fund by way of the relatively low fee structure of the Trust.
157

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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	126	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	126	Principal Financial
Group (Director);
Bain Capital Specialty
Finance (Director);
Putnam Acquisition
Financing Inc.
(Director);
Putnam Acquisition
Financing LLC
(Director); Putnam
GP Inc. (Director);
Putnam Investor
Services, Inc.
(Director);
University
of Notre Dame
					(Trustee).
158

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007- April 2017).	126	Rydex Series Funds (Trustee);
Rydex Dynamic Funds (Trustee);
Rydex Variable Trust (Trustee);
Guggenheim Funds Trust (Trustee);
Guggenheim Variable Funds Trust (Trustee);
Guggenheim Strategy Funds Trust (Trustee);
Transparent Value Trust (Trustee);
Fiduciary/Claymore Energy Infrastructure
Fund (Trustee);
Guggenheim Taxable Municipal
Managed Duration
Trust (Trustee);
Guggenheim Strategic
Opportunities Fund (Trustee);
Guggenheim Enhanced,
Equity Income Fund (Trustee);
Guggenheim Credit Allocation Fund (Trustee);
					Guggenheim Energy & Income Fund (Trustee).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	126	The Motley Fool Funds Trust (Trustee).
159

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 - March 2020); Retired Executive Vice President, State Street Global Advisors (2012 - March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - March 2020); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	137	SSGA SPDR ETFs
Europe I plc (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
plc (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

160

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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present)*; President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 -present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
161

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OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.
162

SSGA Active Trust
Trustees
Dwight D. Churchill
Clare S. Richer
James E. Ross
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit www.ssga.com today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
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Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.
© 2021 State Street Corporation - All Rights Reserved
SPDRDOUBLEAR

Annual Report
June 30, 2021
SSGA Active Trust
SPDR Blackstone Senior Loan ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

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The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

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Notes to Performance Summary (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Markit iBoxx USD Liquid Leveraged Loan Index is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loans Liquidity service. Markit is dedicated to utilizing its unique datasets on loans to become the premier provider of independent and objective loan indices for trading, product structuring, and benchmarking.
The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).
See accompanying notes to financial statements.
1

SPDR Blackstone Senior Loan ETF
Management's Discussion of Fund Performance (Unaudited)
The investment objective of the SPDR Blackstone Senior Loan ETF (the “Fund”) is to provide current income consistent with the preservation of capital. The Fund’s primary benchmark is the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”).
For the 12-month period ended June 30, 2021 (the “Reporting Period”), the total return for the Fund was 11.97%, and the Index was 8.85%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Allocation to CCC-rated loans, credit selection within single B-rated loans and credit selection within the industrials and healthcare sectors were the primary positive drivers of Fund performance during the Reporting Period relative to the Index. Individual credit selection within CCC-rated loans and underweight allocations to Caesars Resort Collection and West Corp relative to the Index were the primary detractors from Fund performance during the period.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Travelport Finance Second Lien Term Loan, Delta Airlines SkyMiles Bond, and Carestream Health Inc Second Lien Term Loan. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Diamond Sports Group Bond, Sinclair Broadcasting Term Loan, and Bausch Health Companies Bond.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR Blackstone Senior Loan ETF
Performance Summary (Unaudited)
Performance as of June 30, 2021
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index
ONE YEAR(1)	11.97%	12.00%	8.85%	11.97%	12.00%	8.85%
FIVE YEARS(1)	25.43%	25.22%	18.63%	4.64%	4.60%	3.48%
SINCE INCEPTION(1) (2)	31.09%	31.04%	25.18%	3.34%	3.33%	2.76%
(1)	The One Year, Five Year and Since Inception Cumulative Total Returns for the Fund’s secondary benchmark, S&P/LSTA U.S. Leveraged Loan 100 Index, were 9.37%, 25.62% and 33.59%, respectively. The One Year, Five Year and Since Inception Average Annual Total Returns for the Fund’s secondary benchmark, S&P/LSTA U.S. Leveraged Loan 100 Index, were 9.37%, 4.67% and 3.58%, respectively.
(2)	For the period April 3, 2013 to June 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Blackstone Senior Loan ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summary" on page 1 for more information.
See accompanying notes to financial statements.
3

SPDR Blackstone Senior Loan ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2021

Description	% of Net Assets
Change Healthcare Holdings LLC. Senior Secured 2017 Term Loan B 3.50% 3/1/2024	2.1%
Crown Finance US, Inc. Senior Secured 2018 USD Term Loan 3.50% 2/28/2025	1.8
Alphabet Holding Company, Inc. Senior Secured 2017 1st Lien Term Loan 3.60% 9/26/2024	1.8
United Airlines, Inc. Senior Secured 2021 Term Loan B 4.50% 4/21/2028	1.7
AMC Entertainment Holdings, Inc. Senior Secured 2019 Term Loan B 3.09% 4/22/2026	1.7
TOTAL	9.1%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2021

% of Net Assets
Software	16.1%
Health Care Providers & Services	11.3
Entertainment	5.2
Hotels, Restaurants & Leisure	5.1
Diversified Financial Services	4.7
Specialty Retail	4.3
Airlines	4.1
Commercial Services & Supplies	3.9
Media	3.7
Internet & Catalog Retail	2.7
Commercial Services	2.4
Health Care Technology	2.1
Oil, Gas & Consumable Fuels	2.0
Retail-Building Products	1.8
IT Services	1.5
Chemicals	1.4
Health Care Equipment & Supplies	1.2
Pharmaceuticals	1.2
Telecommunication Equip	1.2
Containers & Packaging	1.1
Retail-Restaurants	1.1
Computer Services	1.0
Real Estate Management & Development	1.0
Transport-Services	0.9
Interactive Media & Services	0.9
Cosmetics & Toiletries	0.9
Industrial Conglomerates	0.9
Professional Services	0.8
See accompanying notes to financial statements.
4

SPDR Blackstone Senior Loan ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
Portfolio Statistics (Unaudited)  (continued)

		% of Net Assets
	MRI/Medical Diag Imaging	0.8%
	Pipelines	0.8
	Construction & Engineering	0.7
	Diversified Consumer Services	0.7
	Aerospace & Defense	0.7
	Leisure&Rec/Games	0.7
	Machinery	0.6
	Hand/Machine Tools and Related Products	0.6
	Transport-Air Freight	0.6
	Consumer Products-Misc	0.6
	Air Freight & Logistics	0.6
	Home Furnishings	0.6
	Environmentally Friendly	0.5
	Miscellaneous Manufactur	0.5
	Building Products	0.5
	Communications Software	0.5
	Household Products	0.4
	Beverages	0.4
	Trading Companies & Distributors	0.4
	Retail-Petroleum Product	0.4
	Electrical Equipment	0.3
	Insurance	0.3
	Computers	0.3
	Capital Markets	0.3
	Food-Misc/Diversified	0.3
	Life Sciences Tools & Services	0.2
	Food Products	0.2
	Steel-Producers	0.1
	Financial Services	0.1
	Diversified Telecommunication Services	0.1
	Leisure Equipment & Products	0.1
	Containers-Paper/Plastic	0.1
	Auto Components	0.1
	Textiles, Apparel & Luxury Goods	0.1
	Food & Beverage	0.1
	Electronic Equipment, Instruments & Components	0.0 *
	Construction Materials	0.0 *
	Multiline Retail	0.0 *
	Advertising Services	0.0 *
	Machinery-Construction & Mining	0.0 *
	Short-Term Investment	17.8
	Liabilities in Excess of Other Assets	(16.6)
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
See accompanying notes to financial statements.
5

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS
June 30, 2021

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 91.5% (a)
ADVERTISING SERVICES — 0.0% (b)
Red Ventures LLC Senior Secured 2020 Term Loan B2, 1 Month USD LIBOR + 2.50%, 2.60%, 11/8/2024	$ 2,367,308	$ 2,341,990
AEROSPACE & DEFENSE — 0.5%
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 3 Month USD LIBOR + 3.50%, 3.65%, 4/6/2026	12,244,530	11,946,069
Senior Secured 2020 Term Loan B1, 3 Month USD LIBOR + 3.50%, 3.65%, 4/6/2026	22,774,823	22,219,687
		34,165,756
AIR FREIGHT & LOGISTICS — 0.6%
Kenan Advantage Group, Inc. Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.75%, 4.50%, 3/24/2026	34,899,045	35,038,118
AIRLINES — 3.6%
AAdvantage Loyalty IP Ltd. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 5.50%, 4/20/2028	61,469,098	64,162,367
American Airlines, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75%, 1.85%, 6/27/2025	57,324,899	55,103,845
United Airlines, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 4/21/2028	108,410,487	109,984,065
		229,250,277
AUTO COMPONENTS — 0.1%
Wheel Pros, LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50%, 5.25%, 5/11/2028	3,118,812	3,131,350
BEVERAGES — 0.4%
Arterra Wines Canada, Inc. Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.50%, 4.25%, 11/24/2027	2,920,109	2,930,154
See accompanying notes to financial statements.
6

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Triton Water Holdings, Inc Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 4.00%, 3/31/2028	$ 21,885,517	$ 21,888,581
		24,818,735
BUILDING PRODUCTS — 0.5%
CP Atlas Buyer, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.25%, 11/23/2027	28,830,101	28,798,532
CAPITAL MARKETS — 0.3%
AqGen Ascensus, Inc.:
Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 4.00%, 5.00%, 12/13/2026	15,705,477	15,754,634
Senior Secured 2021 2nd Lien Term Loan, 5/4/2029 (c)	4,518,072	4,495,482
Victory Capital Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.25%, 2.44%, 7/1/2026	26,464	26,452
		20,276,568
CHEMICALS — 1.4%
Ascend Performance Materials Operations LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.50%, 8/27/2026	6,580,922	6,685,493
Composite Resins Holding B.V. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 4.25%, 5.25%, 8/1/2025	6,763,008	6,805,277
New Arclin U.S. Holding Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 5.00%, 2/28/2026	2,392,543	2,408,250
NIC Acquisition Corp. Senior Secured Term Loan, 3 Month USD LIBOR + 3.75%, 3.92%, 12/29/2027	4,488,750	4,486,663
SCIH Salt Holdings, Inc. Senior Secured 2021 Incremental Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 3/16/2027	55,804,616	55,984,865
Vantage Specialty Chemicals, Inc. Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 4.50%, 10/28/2024	9,808,847	9,587,167
		85,957,715
See accompanying notes to financial statements.
7

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
COMMERCIAL SERVICES — 2.1%
Allied Universal Holdco LLC Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 3.75%, 4.25%, 5/12/2028	$ 41,265,333	$ 41,431,839
APX Group, Inc. Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 4.00%, 7.25%, 12/31/2025	12,377,313	12,431,464
LegalZoom.com, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.50%, 4.60%, 11/21/2024	4,602,443	4,603,870
Spin Holdco, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.00%, 4.75%, 3/1/2028	48,667,277	48,804,275
Verscend Holding Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 8/27/2025	24,687,830	24,784,853
		132,056,301
COMMERCIAL SERVICES & SUPPLIES — 3.9%
Asurion LLC:
Senior Secured 2018 Term Loan B6, 1 Month USD LIBOR + 3.00%, 5.35%, 11/3/2023	19,104,194	19,026,631
Senior Secured 2021 2nd Lien Term Loan B3, 1 Month USD LIBOR + 5.25%, 5.35%, 1/31/2028	74,899,316	75,601,498
Cast and Crew Payroll LLC Senior Secured 2019 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 3.85%, 2/9/2026	27,053,401	26,943,564
Emerald TopCo, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 3.69%, 7/24/2026	164,581	163,861
EnergySolutions LLC Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.75%, 5/9/2025	90,587	90,204
Garda World Security Corporation Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.25%, 4.35%, 10/30/2026	16,237,709	16,336,272
Guidehouse LLP Senior Secured 2018 Term Loan, 1 Month USD LIBOR + 4.00%, 4.10%, 5/1/2025	5,985,000	6,006,367
Learning Care Group, Inc. Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 4.25%, 3/13/2025	40,935,453	40,327,152
See accompanying notes to financial statements.
8

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
SSH Group Holdings, Inc. Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 4.25%, 4.40%, 7/30/2025	$ 14,218,520	$ 13,747,531
USS Ultimate Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 4.75%, 8/25/2024	5,745,584	5,768,481
West Corp. Senior Secured 2017 Term Loan, 3 Month USD LIBOR + 4.00%, 5.00%, 10/10/2024	42,415,100	41,573,796
		245,585,357
COMPUTER SERVICES — 1.0%
ConvergeOne Holdings, Inc. Senior Secured 2019 Term Loan, 1 Month USD LIBOR + 5.00%, 5.10%, 1/4/2026	19,041,352	18,872,551
Genuine Financial Holdings LLC Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 3.75%, 3.85%, 7/11/2025	40,498,503	39,844,047
Tempo Acquisition LLC Senior Secured Non-Extended Term Loan, 5/1/2024 (c)	2,543,290	2,542,234
		61,258,832
COMPUTERS — 0.2%
Brave Parent Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 4.00%, 4.10%, 4/18/2025	3,530,627	3,530,627
Imprivata, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 4.00%, 12/1/2027	8,769,616	8,796,364
Park Place Technologies LLC Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 5.00%, 6.00%, 11/10/2027	3,027,080	3,041,458
		15,368,449
CONSTRUCTION & ENGINEERING — 0.7%
Aegion Corporation Senior Secured Term Loan, 3 Month USD LIBOR + 4.75%, 5.50%, 5/17/2028	13,117,513	13,281,482
Brand Energy & Infrastructure Services, Inc. Senior Secured 2017 Term Loan, 3 Month USD LIBOR + 4.25%, 5.25%, 6/21/2024	21,600,400	21,279,742
DG Investment Intermediate Holdings 2, Inc.:
Senior Secured 2021 Delayed Draw Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 3/31/2028	779,367	783,591
See accompanying notes to financial statements.
9

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 3/31/2028	$ 4,896,683	$ 4,923,223
Tutor Perini Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.50%, 5.75%, 8/13/2027	983,567	996,683
		41,264,721
CONSTRUCTION MATERIALS — 0.0% (b)
Quikrete Holdings, Inc. Senior Secured 2016 1st Lien Term Loan, 2/1/2027 (c)	2,000,000	1,985,910
CONSUMER PRODUCTS-MISC — 0.6%
Drive Chassis HoldCo, LLC Senior Secured 2019 2nd Lien Term Loan, 3 Month USD LIBOR + 7.00%, 7.19%, 4/10/2026	29,503,958	30,032,521
MI Windows and Doors LLC Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 12/18/2027	10,504,912	10,534,484
		40,567,005
CONTAINERS & PACKAGING — 1.1%
BWAY Holding Company Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 3.25%, 3.35%, 4/3/2024	42,366,346	41,423,060
Charter NEX US, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 12/1/2027	9,043,645	9,076,157
Proampac PG Borrower LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 11/3/2025	3,864,406	3,867,787
TricorBraun Holdings, Inc.:
Senior Secured 2021 Delayed Draw Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 3/3/2028	617,842	614,138
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 3/3/2028	4,719,724	4,691,429
Trident TPI Holdings, Inc. Senior Secured 2017 USD Term Loan B1, 3 Month USD LIBOR + 3.00%, 4.00%, 10/17/2024	7,879,750	7,863,320
		67,535,891
CONTAINERS-PAPER/PLASTIC — 0.1%
Flex Acquisition Company, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.50%, 4.00%, 2/23/2028	5,325,160	5,308,519
See accompanying notes to financial statements.
10

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
COSMETICS & TOILETRIES — 0.9%
Sunshine Luxembourg VII SARL Senior Secured 2021 Term Loan B3, 3 Month USD LIBOR + 3.75%, 4.50%, 10/1/2026	$ 57,607,963	$ 57,892,258
DIVERSIFIED CONSUMER SERVICES — 0.7%
Cambium Learning Group, Inc. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.50%, 5.25%, 12/18/2025	36,992,004	37,246,324
St. George's University Scholastic Services Senior Secured 2021 Term Loan B, 6/29/2028 (c)	6,323,362	6,315,457
		43,561,781
DIVERSIFIED FINANCIAL SERVICES — 4.5%
Advisor Group, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.50%, 4.60%, 7/31/2026	61,899,921	62,110,691
Atlas CC Acquisition Corp:
Senior Secured Term Loan B, 3 Month USD LIBOR + 4.25%, 5.00%, 4/28/2028	7,945,392	7,980,153
Senior Secured Term Loan C, 3 Month USD LIBOR + 4.25%, 6.00%, 4/28/2028	1,616,012	1,623,082
Deerfield Dakota Holding, LLC Senior Secured 2020 USD Term Loan B, 1 Month USD LIBOR + 3.75%, 4.75%, 4/9/2027	67,683,411	68,094,249
Edelman Financial Center, LLC:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 6.85%, 7/20/2026	7,009,231	7,062,536
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 4/7/2028	45,774,574	45,882,601
IG Investment Holdings LLC Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 4.00%, 4.75%, 5/23/2025	18,646,976	18,711,681
Minotaur Acquisition, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 5.00%, 4.85%, 3/27/2026	24,967,922	24,993,889
S&S Holdings LLC Senior Secured Term Loan, 3 Month USD LIBOR + 5.00%, 5.50%, 3/11/2028	9,975,000	9,925,125
William Morris Endeavor Entertainment LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 2.75%, 2.86%, 5/18/2025	37,477,118	36,879,920
		283,263,927
See accompanying notes to financial statements.
11

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Altice France S.A. Senior Secured USD Term Loan B12, 3 Month USD LIBOR + 3.69%, 3.87%, 1/31/2026	$ 5,000,000	$ 4,969,375
CenturyLink, Inc. Senior Secured 2020 Term Loan B, 3/15/2027 (c)	1,266	1,250
Telesat Canada Senior Secured Term Loan B5, 1 Month USD LIBOR + 2.75%, 2.86%, 12/7/2026	2,000,000	1,884,580
		6,855,205
ELECTRICAL EQUIPMENT — 0.3%
DiversiTech Holdings, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 4.25%, 12/2/2024	11,300,820	11,325,512
EXC Holdings III Corp. Senior Secured USD 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.50%, 4.50%, 12/2/2024	6,500,407	6,510,158
		17,835,670
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.0% (b)
CPI International, Inc. Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 4.50%, 7/26/2024	2,769,831	2,770,523
ENTERTAINMENT — 4.4%
AMC Entertainment Holdings, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.00%, 3.09%, 4/22/2026	115,222,017	108,560,456
Crown Finance US, Inc.:
Senior Secured 2018 USD Term Loan, 6 Month USD LIBOR + 2.50%, 3.50%, 2/28/2025	129,002,117	114,012,716
Senior Secured 2019 Incremental Term Loan, 6 Month USD LIBOR + 2.75%, 3.75%, 9/30/2026	43,967,882	38,423,752
Motion Finco S.a.r.l. Senior Secured Delayed Draw Term Loan B2, 3 Month USD LIBOR + 3.25%, 3.40%, 11/12/2026	8,101,251	7,863,277
SMG U.S. Midco 2, Inc. Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 2.50%, 2.69%, 1/23/2025	7,947,129	7,713,682
		276,573,883
See accompanying notes to financial statements.
12

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
ENVIRONMENTALLY FRIENDLY — 0.5%
Robertshaw U.S. Holding Corp. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 4.50%, 2/28/2025	$ 32,237,894	$ 31,230,460
FINANCIAL SERVICES — 0.1%
AI Alpine AT Bidco GmbH Senior Secured 2018 USD Term Loan B, 3 Month USD LIBOR + 3.00%, 3.20%, 10/31/2025	3,949,818	3,848,603
FOOD PRODUCTS — 0.2%
Chobani LLC Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50%, 4.50%, 10/20/2027	13,933,686	13,990,326
FOOD-MISC/DIVERSIFIED — 0.3%
1 Month USD LIBOR + 4.00%, 4.50%, 4/30/2028	20,000,000	20,009,400
HAND/MACHINE TOOLS AND RELATED PRODUCTS — 0.6%
Apex Tool Group LLC Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 5.25%, 6.50%, 8/1/2024	37,146,675	37,350,424
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Carestream Health, Inc.:
Senior Secured 2020 Extended 2nd Lien PIK Term Loan, 3 Month USD LIBOR + 8.00%, 8.00%, 8/8/2023	19,156,318	18,813,132
Senior Secured 2020 Extended Term Loan, 3 Month USD LIBOR + 4.50%, 5.50%, 5/8/2023	5,061,921	5,080,903
Gainwell Acquisition Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 10/1/2027	49,603,323	49,851,340
		73,745,375
HEALTH CARE PROVIDERS & SERVICES — 10.5%
Alphabet Holding Company, Inc. Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 3.60%, 9/26/2024	111,889,215	111,893,131
Auris Luxembourg III S.a.r.l. Senior Secured 2019 USD Term Loan B2, 1 Month USD LIBOR + 3.75%, 3.85%, 2/27/2026	3,668,809	3,635,240
See accompanying notes to financial statements.
13

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Cambrex Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 4.25%, 12/4/2026	$ 8,941,003	$ 8,974,576
CHG Healthcare Services, Inc. Senior Secured 2017 1st Lien Term Loan B, 3 Month USD LIBOR + 3.00%, 4.00%, 6/7/2023	6,593,340	6,594,725
Covenant Surgical Partners, Inc.:
Senior Secured 2019 Delayed Draw Term Loan, 1 Month USD LIBOR + 3.00%, 4.00%, 7/1/2026	505,237	502,079
Senior Secured 2019 Term Loan, 1 Month USD LIBOR + 4.00%, 4.08%, 7/1/2026	2,482,305	2,466,791
Envision Healthcare Corporation Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 3.85%, 10/10/2025	112,408,945	96,601,437
ExamWorks Group, Inc. Senior Secured 2017 Term Loan, 1 Month USD LIBOR + 3.25%, 4.25%, 7/27/2023	33,419,572	33,490,087
Global Medical Response, Inc.:
Senior Secured 2017 Term Loan B2, 6 Month USD LIBOR + 4.25%, 5.25%, 3/14/2025	40,107,798	40,265,221
Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.75%, 10/2/2025	35,463,945	35,663,430
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B, 3/15/2028 (c)	1,995,000	1,985,025
ICON Luxembourg S.A.R.L.:
Senior Secured 1st Lien Term Loan B, 7/3/2028 (c)	220,169	220,771
Senior Secured Term Loan B, 7/3/2028 (c)	883,677	886,094
National Mentor Holdings, Inc.:
Senior Secured 2021 Delayed Draw Term Loan, 3 Month USD LIBOR + 0.50%, 3.75%, 3/2/2028	571,551	573,177
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 2/18/2028	39,774,980	39,888,140
Senior Secured 2021 Term Loan C, 3 Month USD LIBOR + 3.75%, 4.75%, 3/2/2028	1,252,716	1,256,280
NMSC Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 5.00%, 6.00%, 4/19/2023	12,471,288	12,463,556
1 Month USD LIBOR + 2.25%, 2.75%, 1/13/2028	2,358,968	2,359,157
RegionalCare Hospital Partners Holdings, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.75%, 3.85%, 11/16/2025	6,131,272	6,124,221
See accompanying notes to financial statements.
14

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Surgery Center Holdings, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 8/31/2026	$ 96,619,580	$ 97,140,359
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 2.75%, 3.75%, 2/6/2024	93,565,907	91,148,632
U.S. Anesthesia Partners, Inc. Senior Secured 2017 Term Loan, 6 Month USD LIBOR + 3.00%, 4.00%, 6/23/2024	45,694,587	45,440,982
Unified Physician Management LLC Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 4.25%, 5.00%, 12/16/2027	20,771,499	20,836,410
		660,409,521
HEALTH CARE TECHNOLOGY — 2.1%
Change Healthcare Holdings LLC. Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 2.50%, 3.50%, 3/1/2024	130,823,628	130,830,824
HOME FURNISHINGS — 0.5%
AI Aqua Merger Sub, Inc.:
Senior Secured 2021 1st Lien Delayed Draw Term Loan, 6/16/2028 (c)	3,737,524	3,751,540
Senior Secured 2021 1st Lien Term Loan B, 6/16/2028 (c)	29,900,193	30,012,319
		33,763,859
HOTELS, RESTAURANTS & LEISURE — 5.1%
Alterra Mountain Company Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 4.50%, 5.50%, 8/1/2026	9,560,406	9,596,306
Golden Nugget, Inc. Senior Secured 2017 Incremental Term Loan B, 2 Month USD LIBOR + 2.50%, 3.25%, 10/4/2023	74,960,840	74,499,456
Motion Finco S.a.r.l. Senior Secured USD Term Loan B1, 3 Month USD LIBOR + 3.25%, 3.40%, 11/12/2026	60,806,015	59,019,838
Peraton Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 2/1/2028	37,242,952	37,416,131
Recess Holdings, Inc. Senior Secured 2017 1st Lien Term Loan, 6 Month USD LIBOR + 3.75%, 4.75%, 9/30/2024	20,312,926	20,246,909
Travel Leaders Group LLC Senior Secured 2018 Term Loan B, 1/25/2024 (c)	13,167,105	12,711,194
See accompanying notes to financial statements.
15

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Travelport Finance (Luxembourg) S.a.r.l.:
Senior Secured 2020 Super Priority Term Loan, 3 Month USD LIBOR + 1.50%, 2.50%, 2/28/2025	$ 44,661,621	$ 46,958,569
Senior Secured 2021 Consented Term Loan, 5/29/2026	67,165,298	61,005,192
		321,453,595
HOUSEHOLD PRODUCTS — 0.4%
Champ Acquisition Corp. Senior Secured Term Loan, 3 Month USD LIBOR + 5.50%, 5.70%, 12/19/2025	26,205,122	26,363,532
INDUSTRIAL CONGLOMERATES — 0.8%
Anvil International, LLC Senior Secured 2019 1st Lien Term Loan, 5/28/2026 (c)	15,150,719	15,131,781
Fluid-Flow Products, Inc.:
Senior Secured Delayed Draw Term Loan, 3 Month USD LIBOR + 1.875%, 1.88%, 3/31/2028	78,933	79,118
Senior Secured Term Loan, 3 Month USD LIBOR + 3.75%, 4.25%, 3/31/2028	16,867,240	16,906,794
Magenta Buyer LLC Senior Secured 2021 USD 2nd Lien Term Loan, 5/3/2029 (c)	17,916,667	17,782,292
		49,899,985
INSURANCE — 0.2%
Acrisure, LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.50%, 3.60%, 2/15/2027	3,777,104	3,742,090
Alliant Holdings Intermediate, LLC Senior Secured 2020 Term Loan B3, 1 Month USD LIBOR + 3.25%, 3.35%, 10/8/2027	11,311,611	11,345,376
OneDigital Borrower LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 4.50%, 5.25%, 11/16/2027	537,765	540,680
		15,628,146
INTERACTIVE MEDIA & SERVICES — 0.9%
Ivanti Software, Inc.:
Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 4.75%, 5.75%, 12/1/2027	53,999,741	54,160,930
Senior Secured 2021 Add On Term Loan B, 3 Month USD LIBOR + 4.00%, 4.75%, 12/1/2027	3,344,674	3,334,925
		57,495,855
See accompanying notes to financial statements.
16

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
INTERNET & CATALOG RETAIL — 2.3%
Endure Digital Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 4.25%, 2/10/2028	$ 84,413,125	$ 84,166,639
Shutterfly, Inc. Senior Secured 2019 Term Loan B, 3 Month USD LIBOR + 6.00%, 7.00%, 9/25/2026	1,009,316	1,013,191
White Cap Buyer LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00%, 4.50%, 10/19/2027	61,678,554	61,864,207
		147,044,037
IT SERVICES — 1.5%
Access CIG LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 3.84%, 2/27/2025	11,912,488	11,856,262
Ahead Data Blue, LLC Senior Secured 2021 Term Loan B, 2 Month USD LIBOR + 3.75%, 4.50%, 10/18/2027	32,947,014	33,052,444
CoreLogic, Inc. Senior Secured Term Loan, 6/2/2028 (c)	41,800,000	41,742,525
TierPoint LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 5/5/2026	9,906,080	9,916,679
		96,567,910
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Cinemark USA, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75%, 1.86%, 3/31/2025	6,321,847	6,157,858
LEISURE&REC/GAMES — 0.7%
AP Gaming I LLC Senior Secured 2018 Incremental Term Loan, 3 Month USD LIBOR + 3.50%, 4.50%, 2/15/2024	44,427,587	44,103,710
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Albany Molecular Research, Inc. Senior Secured 2017 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 4.25%, 8/30/2024	4,163,429	4,174,587
eResearchTechnology, Inc. Senior Secured 2020 1st Lien Term Loan, 1 Month USD LIBOR + 4.50%, 5.50%, 2/4/2027	11,293,830	11,359,165
		15,533,752
See accompanying notes to financial statements.
17

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
MACHINERY — 0.6%
American Trailer World Corp. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 4.50%, 3/3/2028	$ 5,376,344	$ 5,375,511
Blount International, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.75%, 4/12/2023	7,409,461	7,441,877
Hillman Group, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 5/31/2025	24,564,523	24,559,364
Madison IAQ LLC Senior Secured Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 6/21/2028	654,811	655,938
		38,032,690
MACHINERY-CONSTRUCTION & MINING — 0.0% (b)
Brookfield WEC Holdings, Inc. Senior Secured 2021 Term Loan, 8/1/2025 (c)	5,013	4,960
MEDIA — 2.5%
Go Daddy Operating Co. LLC Senior Secured 2021 Term Loan B4, 8/10/2027 (c)	3,703	3,685
iHeartCommunications, Inc. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00%, 3.10%, 5/1/2026	2,027,438	2,012,658
MH Sub I LLC:
Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 3.60%, 9/13/2024	3,389	3,380
Senior Secured 2020 Incremental Term Loan, 1 Month USD LIBOR + 3.75%, 4.75%, 9/13/2024	28,829,574	28,928,748
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.25%, 6.35%, 2/12/2029	15,253,579	15,515,789
ProQuest LLC Senior Secured 2019 Term Loan, 10/23/2026 (c)	4,028,640	4,028,841
Radiate Holdco, LLC Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.50%, 4.25%, 9/25/2026	60,090,511	60,220,907
Recorded Books, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.00%, 4.08%, 8/29/2025	14,177,542	14,212,986
Univision Communications Inc. Senior Secured 2021 First Lien Term Loan B, 3/15/2026 (c)	9,233,368	9,265,084
See accompanying notes to financial statements.
18

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Univision Communications, Inc. Senior Secured Term Loan C5, 1 Month USD LIBOR + 2.75%, 3.75%, 3/15/2024	$ 322,086	$ 322,188
Vertical US Newco Inc Senior Secured Term Loan B, 7/29/2027 (c)	2,386,935	2,393,570
WideOpenWest Finance LLC Senior Secured 2017 Term Loan B, 1 Month USD LIBOR + 3.25%, 4.25%, 8/18/2023	17,821,077	17,824,819
		154,732,655
MISCELLANEOUS MANUFACTUR — 0.5%
LTI Holdings, Inc.:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 6.85%, 9/6/2026	1,928,424	1,928,434
Senior Secured 2018 Add On 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 3.60%, 9/6/2025	26,890,053	26,569,523
		28,497,957
MRI/MEDICAL DIAG IMAGING — 0.8%
Radiology Partners, Inc Senior Secured 2018 1st Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 4.35%, 7/9/2025	50,078,605	50,127,432
MULTILINE RETAIL — 0.0% (b)
AI Aqua Merger Sub, Inc.:
Senior Secured 2017 1st Lien Term Loan B, 12/13/2023 (c)	13,512	13,538
Senior Secured 2017 Incremental Term Loan, 1 Month USD LIBOR + 3.25%, 4.25%, 12/13/2023	2,244,171	2,246,976
		2,260,514
OIL, GAS & CONSUMABLE FUELS — 2.0%
BCP Raptor LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 4.25%, 5.25%, 6/24/2024	75,351,055	74,775,373
EG America LLC Senior Secured 2018 USD Term Loan, 3 Month USD LIBOR + 4.00%, 4.15%, 2/7/2025	26,717,507	26,574,435
EG Group Limited:
Senior Secured 2018 USD Term Loan B, 2/7/2025 (c)	2,992,268	2,976,244
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 4.75%, 3/31/2026	3,634,752	3,642,131
See accompanying notes to financial statements.
19

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Lucid Energy Group II LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 4.00%, 2/17/2025	$ 20,318,776	$ 20,169,940
		128,138,123
PHARMACEUTICALS — 1.1%
Amneal Pharmaceuticals LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 3.50%, 3.63%, 5/4/2025	42,153,667	41,468,669
Arbor Pharmaceuticals, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 5.00%, 6.00%, 7/5/2023	11,045,987	11,006,553
Padagis LLC Senior Secured Term Loan B, 7/6/2028 (c)	14,266,304	14,177,140
PetVet Care Centers, LLC Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 3.50%, 4.25%, 2/14/2025	5,397,788	5,420,675
		72,073,037
PIPELINES — 0.8%
Oryx Midstream Holdings LLC Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 5/22/2026	47,378,657	47,146,027
PROFESSIONAL SERVICES — 0.8%
GlobalLogic Holdings, Inc. Senior Secured 2020 Incremental Term Loan B2, 1 Month USD LIBOR + 3.75%, 4.50%, 9/14/2027	3,214,054	3,223,600
KUEHG Corp. Senior Secured 2018 Incremental Term Loan, 3 Month USD LIBOR + 3.75%, 4.75%, 2/21/2025	47,647,887	47,010,120
		50,233,720
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.0%
Bright Bidco B.V. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.50%, 4.50%, 6/30/2024	72,234,719	60,699,557
RETAIL-BUILDING PRODUCTS — 1.7%
LBM Acquisition LLC:
Senior Secured 2021 Incremental Delayed Draw Term Loan B2, 12/17/2027 (c)	5,696,970	5,657,803
Senior Secured 2021 Incremental Term Loan B2, 12/17/2027 (c)	6,803,030	6,756,260
See accompanying notes to financial statements.
20

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Senior Secured Delayed Draw Term Loan, 12/17/2027 (c)	$ 15,074,242	$ 14,987,867
Senior Secured Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 12/17/2027	67,664,007	67,276,292
Park River Holdings Inc Senior Secured Term Loan, 3 Month USD LIBOR + 3.25%, 4.00%, 12/28/2027	9,952,992	9,915,668
		104,593,890
RETAIL-RESTAURANTS — 1.1%
CT Technologies Intermediate Holdings, Inc. Senior Secured 2021 Term Loan B, 12/16/2025 (c)	25,876,705	25,966,755
IRB Holding Corp Senior Secured 2020 Fourth Amendment Incremental Term Loan, 3 Month USD LIBOR + 3.25%, 4.25%, 12/15/2027	32,058,177	32,095,846
Tacala LLC Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 4.50%, 2/5/2027	13,594,504	13,621,081
		71,683,682
SOFTWARE — 16.0%
Applied Systems, Inc. Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 5.50%, 6.25%, 9/19/2025	3,758,500	3,821,455
Apttus Corporation Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 5.00%, 5/8/2028	7,682,927	7,738,628
Athenahealth, Inc. Senior Secured 2021 Term Loan B1, 3 Month USD LIBOR + 4.25%, 4.41%, 2/11/2026	51,319,569	51,528,183
Banff Merger Sub, Inc. Senior Secured 2021 USD Term Loan, 1 Month USD LIBOR + 3.75%, 3.85%, 10/2/2025	30,246,241	30,111,040
CCC Information Services, Inc. Senior Secured 2017 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 4.00%, 4/29/2024	40,132,516	40,176,260
Cengage Learning, Inc. Senior Secured 2021 Term Loan B, 6/29/2026 (c)	63,253,012	63,411,461
DCert Buyer, Inc.:
Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.10%, 10/16/2026	17,714,244	17,758,530
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 7.00%, 7.10%, 2/16/2029	30,245,434	30,598,398
See accompanying notes to financial statements.
21

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
ECI Macola Max Holdings LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 11/9/2027	$ 12,422,953	$ 12,466,434
Ensono, LP Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.00%, 4.75%, 5/19/2028	28,571,429	28,675,571
Epicor Software Corporation:
Senior Secured 2020 2nd Lien Term Loan, 1 Month USD LIBOR + 7.75%, 8.75%, 7/31/2028	3,632,899	3,763,465
Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.25%, 4.00%, 7/30/2027	6,769,344	6,769,987
Finastra USA, Inc. Senior Secured USD 1st Lien Term Loan, 6 Month USD LIBOR + 3.50%, 4.50%, 6/13/2024	109,604,617	108,060,288
Flexera Software LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 3/3/2028	18,386,661	18,449,083
Gigamon, Inc. Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 12/27/2024	1,554,574	1,560,404
Greeneden U.S. Holdings II, LLC Senior Secured 2020 USD Term Loan B4, 1 Month USD LIBOR + 4.00%, 4.75%, 12/1/2027	42,174,042	42,324,814
Help/Systems Holdings, Inc Senior Secured 2021 Term Loan, 4.50%, 11/19/2026	64,852,746	65,072,597
Hyland Software, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 4.25%, 7/1/2024	22,619,047	22,687,357
Idera, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 3/2/2028	21,073,321	21,115,046
I-Logic Technologies Bidco, Ltd. Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 4.00%, 4.50%, 2/16/2028	3,627,232	3,644,081
Imperva, Inc.:
Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 4.00%, 5.00%, 1/12/2026	15,824,578	15,900,061
Senior Secured 2nd Lien Term Loan, 3 Month USD LIBOR + 7.75%, 8.75%, 1/10/2027	2,312,693	2,323,297
Informatica LLC Senior Secured 2020 USD 2nd Lien Term Loan, 3 Month USD LIBOR + 7.12%, 7.13%, 2/25/2025	587,888	602,217
See accompanying notes to financial statements.
22

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
ION Trading Finance Limited Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75%, 4.92%, 4/1/2028	$ 10,866,089	$ 10,927,211
MA FinanceCo. LLC Senior Secured 2020 USD Term Loan B, 3 Month USD LIBOR + 4.25%, 5.25%, 6/5/2025	5,182,658	5,259,336
Mitchell International, Inc.:
Senior Secured 2017 2nd Lien Term Loan, 1 Month USD LIBOR + 7.25%, 7.35%, 12/1/2025	4,297,287	4,308,030
Senior Secured 2020 Add-On Term Loan, 1 Month USD LIBOR + 4.25%, 4.75%, 11/29/2024	24,995,465	25,147,187
Navicure, Inc. Senior Secured 2019 Term Loan B, 10/22/2026 (c)	2,992,424	3,001,776
Polaris Newco LLC Senior Secured USD Term Loan B, 6 Month USD LIBOR + 4.00%, 4.50%, 6/2/2028	29,586,961	29,710,930
Project Alpha Intermediate Holding, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.11%, 4/26/2024	4,926,861	4,940,040
Project Angel Holdings LLC Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 4.00%, 4.75%, 5/30/2025	4,080,598	4,082,516
Project Boost Purchaser, LLC Senior Secured 2021 Incremental Term Loan, 5/30/2026 (c)	6,382,979	6,383,011
Project Leopard Holdings, Inc.:
Senior Secured 2018 Term Loan, 3 Month USD LIBOR + 4.75%, 5.75%, 7/5/2024	2,251,727	2,263,267
Senior Secured 2019 Term Loan, 3 Month USD LIBOR + 4.75%, 5.75%, 7/7/2024	28,056,742	28,196,746
Project Ruby Ultimate Parent Corp. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25%, 4.00%, 3/3/2028	7,632,014	7,618,887
Proofpoint, Inc. Senior Secured 1st Lien Term Loan, 6/9/2028 (c)	7,147,788	7,116,553
Quest Software US Holdings, Inc.:
Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 4.25%, 4.44%, 5/16/2025	13,418,065	13,430,141
Senior Secured 2018 2nd Lien Term Loan, 3 Month USD LIBOR + 8.25%, 8.44%, 5/18/2026	6,386,053	6,387,650
Rocket Software, Inc.:
Senior Secured 2018 Term Loan, 1 Month USD LIBOR + 4.25%, 4.35%, 11/28/2025	9,596,206	9,436,525
See accompanying notes to financial statements.
23

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Senior Secured 2021 USD Incremental Term Loan B, 11/28/2025 (c)	$ 12,500,000	$ 12,295,312
Sabre GLBL, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.75%, 12/17/2027	2,696,477	2,717,820
SolarWinds Holdings, Inc. Senior Secured 2018 Term Loan B, 2/5/2024 (c)	1,994,832	1,963,144
Sophia, L.P. Senior Secured 2020 1st Lien Term Loan, 3 Month USD LIBOR + 3.75%, 4.50%, 10/7/2027	18,343,069	18,381,314
Syncsort Incorporated Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 4.25%, 5.00%, 4/24/2028	68,275,744	68,309,882
Ultimate Software Group, Inc. (The):
Senior Secured 2020 2nd Lien Incremental Term Loan, 3 Month USD LIBOR + 6.75%, 7.50%, 5/3/2027	20,872,742	21,298,859
Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 3.25%, 4.00%, 5/4/2026	3,000,000	3,007,365
Veritas US, Inc. Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 5.00%, 6.00%, 9/1/2025	57,898,191	58,346,902
Virgin Pulse, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.00%, 4.75%, 3/30/2028	11,510,638	11,546,609
Virtusa Corporation Senior Secured Term Loan B, 1 Month USD LIBOR + 4.25%, 5.00%, 2/11/2028	26,984,253	27,136,039
Weld North Education LLC Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 4.00%, 4.75%, 12/21/2027	15,849,557	15,889,181
		1,007,660,890
SPECIALTY RETAIL — 4.0%
At Home Group, Inc. Senior Secured Term Loan B, 7/30/2028 (c)	4,687,500	4,699,219
K-Mac Holdings Corp Senior Secured 2021 Term Loan, 6/23/2028 (c)	6,021,390	6,042,104
Michaels Companies, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 5.00%, 4/15/2028	101,746,457	102,295,888
Petco Animal Supplies, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25%, 4.00%, 3/3/2028	6,896,136	6,889,998
See accompanying notes to financial statements.
24

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
PetSmart, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 2/12/2028	$ 79,116,322	$ 79,274,554
SRS Distribution Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 4.25%, 6/2/2028	49,441,500	49,472,401
		248,674,164
STEEL-PRODUCERS — 0.1%
Phoenix Services International, LLC Senior Secured Term Loan, 3/1/2025 (c)	5,208,341	5,207,534
TELECOMMUNICATION EQUIP — 0.6%
Altice France S.A. Senior Secured 2018 Term Loan B13, 3 Month USD LIBOR + 4.00%, 4.15%, 8/14/2026	11,663,118	11,662,477
Colorado Buyer, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.00%, 4.00%, 5/1/2024	13,022,527	12,707,577
Delta TopCo, Inc. Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 3.75%, 4.50%, 12/1/2027	16,094,340	16,151,394
		40,521,448
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Varsity Brands, Inc. Senior Secured 2017 Term Loan B, 12/15/2024 (c)	6,483,221	6,348,824
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Foundation Building Materials Holding Company LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 3.75%, 2/3/2028	3,500,000	3,480,680
TRANSPORT-AIR FREIGHT — 0.6%
Kestrel Bidco, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.00%, 4.00%, 12/11/2026	38,179,328	37,487,328
See accompanying notes to financial statements.
25

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
TRANSPORT-SERVICES — 0.9%
Gruden Acquisition, Inc. Senior Secured 2017 Term Loan, 3 Month USD LIBOR + 4.50%, 7.75%, 8/18/2022	$ 54,322,378	$ 54,390,282
TOTAL SENIOR FLOATING RATE LOANS (Cost $5,680,614,445)		5,760,885,839
	Shares
WARRANTS — 0.0% (b)
HEALTH CARE EQUIPMENT & SUPPLIES — 0.0% (b)
Carestream Health Holdings (expiring 12/31/49) (d) (e) (Cost $0)	372	1,469,525
TOTAL WARRANTS (Cost $0)		1,469,525
	Principal Amount
CORPORATE BONDS & NOTES — 7.3%
AEROSPACE & DEFENSE — 0.2%
TransDigm, Inc.:
4.63%, 1/15/2029 (f)	2,740,000	2,748,439
5.50%, 11/15/2027	3,000,000	3,128,100
6.25%, 3/15/2026 (f)	7,424,000	7,830,910
		13,707,449
AIRLINES — 0.5%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 5.50%, 4/20/2026 (f)	24,000,000	25,479,360
United Airlines, Inc.:
4.38%, 4/15/2026 (f)	3,003,000	3,108,796
4.63%, 4/15/2029 (f)	4,803,000	4,974,947
		33,563,103
COMMERCIAL SERVICES — 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.00%, 6/1/2029 (f)	2,817,000	2,854,269
6.63%, 7/15/2026 (f)	811,000	859,919
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.38%, 3/1/2029 (f)	2,000,000	2,082,540
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 1/15/2028 (f)	13,235,000	14,104,010
See accompanying notes to financial statements.
26

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
Team Health Holdings, Inc. 6.38%, 2/1/2025 (f)	$ 51,600,000	$ 49,117,008
		69,017,746
COMPUTERS — 0.1%
Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (f)	3,488,000	3,864,041
DIVERSIFIED FINANCIAL SERVICES — 0.2%
AG Issuer LLC 6.25%, 3/1/2028 (f)	3,827,000	4,029,372
NFP Corp. 6.88%, 8/15/2028 (f)	10,484,000	11,076,975
		15,106,347
ELECTRIC — 0.0% (b)
Calpine Corp. 5.00%, 2/1/2031 (f)	1,450,000	1,442,184
ENTERTAINMENT — 0.8%
AMC Entertainment Holdings, Inc. PIK 12.00%, 6/15/2026 (f)	43,920,178	44,960,647
Cinemark USA, Inc. 5.88%, 3/15/2026 (f)	1,974,000	2,070,509
		47,031,156
FOOD — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC 5.88%, 2/15/2028 (f)	6,609,000	7,120,669
HOME FURNISHINGS — 0.1%
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (f)	4,400,000	4,594,832
INSURANCE — 0.1%
AssuredPartners, Inc. 5.63%, 1/15/2029 (f)	2,632,000	2,637,369
HUB International, Ltd. 7.00%, 5/1/2026 (f)	5,000,000	5,184,300
		7,821,669
See accompanying notes to financial statements.
27

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
INTERNET — 0.9%
Endure Digital, Inc. 6.00%, 2/15/2029 (f)	$ 21,000,000	$ 20,792,520
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (f)	29,421,000	32,280,427
		53,072,947
MEDIA — 0.8%
Altice Financing SA 5.00%, 1/15/2028 (f)	2,039,000	2,006,560
Audacy Capital Corp. 6.75%, 3/31/2029 (f)	2,500,000	2,598,425
DISH DBS Corp.:
5.13%, 6/1/2029 (f)	9,533,000	9,421,941
7.38%, 7/1/2028	6,500,000	6,996,275
iHeartCommunications, Inc. 5.25%, 8/15/2027 (f)	7,417,000	7,763,522
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (f)	5,357,000	5,772,221
Univision Communications, Inc. 6.63%, 6/1/2027 (f)	15,548,000	16,846,724
		51,405,668
PACKAGING & CONTAINERS — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 8/15/2027 (f)	2,963,000	3,025,490
Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer LLC 6.00%, 9/15/2028 (f)	1,442,000	1,504,424
		4,529,914
PHARMACEUTICALS — 0.1%
Bausch Health Cos., Inc. 5.25%, 2/15/2031 (f)	3,200,000	2,986,464
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (f)	5,200,000	5,317,728
		8,304,192
REAL ESTATE — 0.0% (b)
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 1/15/2029 (f)	2,016,000	2,107,708
See accompanying notes to financial statements.
28

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Principal Amount	Value
RETAIL — 1.1%
eG Global Finance PLC 6.75%, 2/7/2025 (f)	$ 25,937,000	$ 26,800,702
Foundation Building Materials, Inc. 6.00%, 3/1/2029 (f)	15,692,000	15,552,027
LBM Acquisition LLC 6.25%, 1/15/2029 (f)	5,000,000	5,037,900
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 2/15/2029 (f)	10,248,000	11,303,134
SRS Distribution, Inc. 6.13%, 7/1/2029 (f)	8,095,000	8,350,155
		67,043,918
SOFTWARE — 0.4%
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (f)	2,059,000	2,203,727
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 3/1/2025 (f)	5,000,000	5,079,550
Veritas US, Inc./Veritas Bermuda, Ltd. 7.50%, 9/1/2025 (f)	19,444,000	20,239,843
		27,523,120
TELECOMMUNICATIONS — 0.7%
Altice France Holding SA 6.00%, 2/15/2028 (f)	6,598,000	6,558,610
Altice France SA 5.50%, 1/15/2028 (f)	5,000,000	5,175,000
CommScope Technologies LLC 6.00%, 6/15/2025 (f)	10,000,000	10,215,400
CommScope, Inc. 7.13%, 7/1/2028 (f)	2,325,000	2,524,904
Plantronics, Inc. 4.75%, 3/1/2029 (f)	14,346,000	14,228,793
Telesat Canada/Telesat LLC 5.63%, 12/6/2026 (f)	2,043,000	2,049,906
		40,752,613
TOTAL CORPORATE BONDS & NOTES (Cost $442,845,404)		458,009,276

See accompanying notes to financial statements.
29

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 17.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.03% (g) (h) (Cost $1,121,627,625)	1,121,627,625	$ 1,121,627,625
TOTAL INVESTMENTS — 116.6% (Cost $7,245,087,474)		7,341,992,265
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.6)%		(1,047,796,055)
NET ASSETS — 100.0%		$ 6,294,196,210
(a)	The rate shown represents the rate at June 30, 2021.
(b)	Amount is less than 0.05% of net assets.
(c)	Position is unsettled. Contract rate was not determined at June 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2021, total aggregate fair value of the security is $1,469,525, representing less than 0.05% of the Fund's net assets.
(e)	Non-income producing security.
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 7.1% of net assets as of June 30, 2021, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2021 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at June 30, 2021.
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
PIK	Payment in Kind
At June 30, 2021, the Fund had unfunded loan commitments of $5,116,097, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
OneDigital Borrower LLC	17,391	17,485	94
DG Investment Intermediate Holdings 2, Inc.	246,116	247,450	1,334
See accompanying notes to financial statements.
30

SPDR BLACKSTONE SENIOR LOAN ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF)
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2021

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
TricorBraun Holdings, Inc.	443,764	441,104	(2,660)
Fluid-Flow Products, Inc.	3,133,874	3,141,223	7,349
National Mentor Holdings, Inc.	1,274,952	1,278,579	3,627
	$5,116,097	$5,125,841	$9,744
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 458,009,276	$ —	$ 458,009,276
Senior Floating Rate Loans	—	5,760,885,839	—	5,760,885,839
Warrants	—	—	1,469,525	1,469,525
Short-Term Investment	1,121,627,625	—	—	1,121,627,625
TOTAL INVESTMENTS	$1,121,627,625	$ 6,218,895,115	$1,469,525	$7,341,992,265
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans(a)	—	9,744	—	9,744
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ 9,744	$ —	$ 9,744
(a)	Unfunded loan commitments are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 6/30/20	Value at 6/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/21	Value at 6/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	120,384,183	$120,384,183	$3,283,828,588	$2,282,585,146	$—	$—	1,121,627,625	$1,121,627,625	$215,394

See accompanying notes to financial statements.
31

SSGA ACTIVE TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021

SPDR Blackstone Senior Loan ETF
ASSETS
Investments in unaffiliated issuers, at value	$6,220,364,640
Investments in affiliated issuers, at value	1,121,627,625
Total Investments	7,341,992,265
Cash	21,303,276
Receivable for investments sold	996,891,168
Receivable for fund shares sold	60,187,511
Dividends receivable — affiliated issuers	21,322
Interest receivable — unaffiliated issuers	14,638,778
Unrealized appreciation on unfunded loan commitments	9,744
Receivable from affiliate	79,391
TOTAL ASSETS	8,435,123,455
LIABILITIES
Payable for investments purchased	2,135,231,278
Payable for fund shares repurchased	2,314,553
Advisory fee payable	3,375,475
Trustees’ fees and expenses payable	5,939
TOTAL LIABILITIES	2,140,927,245
NET ASSETS	$6,294,196,210
NET ASSETS CONSIST OF:
Paid-in Capital	$6,420,943,099
Total distributable earnings (loss)	(126,746,889)
NET ASSETS	$6,294,196,210
NET ASSET VALUE PER SHARE
Net asset value per share	$ 46.30
Shares outstanding (unlimited amount authorized, no par value)	135,950,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$6,123,459,849
Investments in affiliated issuers	1,121,627,625
Total cost of investments	$7,245,087,474
See accompanying notes to financial statements.
32

SSGA ACTIVE TRUST
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2021

SPDR Blackstone Senior Loan ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$146,857,540
Dividend income — affiliated issuers	215,394
TOTAL INVESTMENT INCOME	147,072,934
EXPENSES
Advisory fee	20,442,991
Trustees’ fees and expenses	27,279
Miscellaneous expenses	27
TOTAL EXPENSES	20,470,297
NET INVESTMENT INCOME (LOSS)	$126,602,637
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,848,268
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	136,239,003
Unfunded loan commitments	9,744
Net change in unrealized appreciation/depreciation	136,248,747
NET REALIZED AND UNREALIZED GAIN (LOSS)	145,097,015
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$271,699,652
See accompanying notes to financial statements.
33

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Blackstone Senior Loan ETF
	Year Ended 6/30/21	Year Ended 6/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 126,602,637	$ 104,518,445
Net realized gain (loss)	8,848,268	(111,952,043)
Net change in unrealized appreciation/depreciation	136,248,747	(23,905,945)
Net increase (decrease) in net assets resulting from operations	271,699,652	(31,339,543)
Net equalization credits and charges	3,900,949	(1,610,641)
Distributions to shareholders	(123,950,000)	(106,659,500)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	4,849,884,181	1,236,697,606
Cost of shares redeemed	(138,069,393)	(1,898,029,896)
Net income equalization	(3,900,949)	1,610,641
Other Capital	1,457,881	9,447,256
Net increase (decrease) in net assets from beneficial interest transactions	4,709,371,720	(650,274,393)
Contribution from Affiliate (Note 4)	79,391	578,465
Net increase (decrease) in net assets during the period	4,861,101,712	(789,305,612)
Net assets at beginning of period	1,433,094,498	2,222,400,110
NET ASSETS AT END OF PERIOD	$6,294,196,210	$ 1,433,094,498
SHARES OF BENEFICIAL INTEREST:
Shares sold	105,950,000	27,700,000
Shares redeemed	(3,050,000)	(42,700,000)
Net increase (decrease) from share transactions	102,900,000	(15,000,000)
See accompanying notes to financial statements.
34

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Blackstone Senior Loan ETF
	Year Ended 6/30/21	Year Ended 6/30/20(a)	Year Ended 6/30/19(a)	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)
Net asset value, beginning of period	$ 43.36	$ 46.25	$ 47.04	$ 47.41	$ 46.64
Income (loss) from investment operations:
Net investment income (loss) (b)	1.98	2.34	2.48	2.04	1.85
Net realized and unrealized gain (loss) (c)	3.02	(3.06)	(0.86)	(0.50)	0.73
Total from investment operations	5.00	(0.72)	1.62	1.54	2.58
Net equalization credits and charges (b)	0.06	(0.04)	(0.03)	0.04	0.05
Contribution from Affiliate (Note 4)	0.00(d)	0.01	—	—	—
Other capital (b)	0.02	0.21	0.09	0.02	0.02
Distributions to shareholders from:
Net investment income	(2.14)	(2.35)	(2.47)	(1.97)	(1.88)
Net asset value, end of period	$ 46.30	$ 43.36	$ 46.25	$ 47.04	$ 47.41
Total return (e)	11.97%(f)	(1.23)%(f)	3.68%	3.43%	5.77%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,294,196	$1,433,094	$2,222,400	$3,189,624	$1,820,505
Ratios to average net assets:
Total expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	4.31%	5.17%	5.33%	4.30%	3.91%
Portfolio turnover rate	176%	195%(g)	124%(g)	90%(g)	68%(g)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	If an affiliate had not made a contribution during the years ended ended June 30, 2021 and June 30, 2020, the total return would have remained 11.97% and (1.23)%, respectively.
(g)	Portfolio turnover rate is from the the affiliated Portfolio prior to the discontinuance of the master feeder structure.
See accompanying notes to financial statements.
35

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2021, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the SPDR Blackstone Senior Loan ETF (the “Fund”).
The Fund is classified as a diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
The Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good
36

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value the Fund's investments by major category are as follows:
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•   Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's underlying benchmark.
Various inputs are used in determining the value of the Fund's investments.
The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when
37

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•   Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of the Fund’s investments according to the fair value hierarchy as of June 30, 2021, is disclosed in the Fund’s Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into
38

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

consideration the nature and type of expense and the relative net assets of the Fund within the Trust. Class specific expenses are borne by each class.
Equalization
The Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Securities and Other Investments
Loan Agreements
The Fund invests in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund does not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.
39

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Commitments
The Fund entered into a separate agreement whereby the Fund may be required to provide funding to participate in a loan agreement. The amount committed, but not yet funded, for this agreement was $66 million at June 30, 2021.
4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR Blackstone Senior Loan ETF	0.70%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for the Fund until October 31, 2021. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2021 except with the approval of the Fund’s Board of Trustees.
The Adviser pays all the operating expenses of the Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust’s Independent Trustees (including any Trustees’ counsel fees), litigation expenses and other extraordinary expenses.
Blackstone Liquid Credit Strategies LLC (formerly GSO / Blackstone Debt Funds Management LLC) receives fees for its services as the sub-adviser to the Fund from the Adviser.
40

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates
The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2021, are disclosed in the Statement of Assets and Liabilities.
During the fiscal year ended June 30, 2021, State Street made a voluntary contribution to the Fund in the amount of $79,391 related to an accounting matter.
During the fiscal year ended June 30, 2020, State Street made a voluntary contribution to the Fund in the amount of $578,465 related to an accounting matter.
5.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2021, were as follows:
	Purchases	Sales
SPDR Blackstone Senior Loan ETF	$9,846,058,378	$5,192,611,407
41

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

7.    Shareholder Transactions
The Fund issues and redeems its shares, at NAV, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.
The consideration for the purchase of Creation Units of the Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statement of Changes on Net Assets.
8.    Income Tax Information
The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to
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SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

amortization and accretion of premium and discount for financial statement purposes and differing treatments for wash sales.
The tax character of distributions paid during the year ended June 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Blackstone Senior Loan ETF	$123,950,000	$—	$123,950,000
The tax character of distributions paid during the year ended June 30, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Blackstone Senior Loan ETF	$ 106,659,500	$ —	$ 106,659,500
At June 30, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR Blackstone Senior Loan ETF	$8,613,673	$(218,323,522)	$—	$82,962,960	$(126,746,889)
As of June 30, 2021, the Fund had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR Blackstone Senior Loan ETF	$104,590,183	$113,733,339
As of June 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Blackstone Senior Loan ETF	$7,259,039,049	$86,885,257	$3,932,041	$82,953,216
43

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

9.    Line of Credit
The Fund and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The Fund has exclusive access to $300 million of the total credit facility. This agreement expires in October 2021 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. SPDR Blackstone Senior Loan ETF pays the commitment fee for its exclusive portion of the credit line. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
The Fund has no outstanding loans as of June 30, 2021.
10.    Risks
Concentration Risk
As a result of the Fund's ability to invest a large percentage of it's assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund was more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
44

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

Credit Risk
The Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Market Risk
The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
11.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have
45

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2021

undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
46

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR Blackstone Senior Loan ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of SPDR Blackstone Senior Loan ETF (Formerly, SPDR Blackstone / GSO Senior Loan ETF) (one of the funds constituting SSGA Active Trust (the “Trust”)), as of June 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting SSGA Active Trust) at June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM  (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 30, 2021
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SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2021 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
49

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

SPDR Blackstone Senior Loan ETF
Annualized Expense Ratio	0.70%
Actual:
Ending Account Value	$1,038.40
Expenses Paid During Period(a)	3.54
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,021.30
Expenses Paid During Period(a)	3.51
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2021.
Qualified Interest Income
The Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
The Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Premium/Discount Information
Information regarding how often the Shares of the Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.ssga.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the investment adviser voted for the prior 12-month period ended June 30, is available by August 31 of each year by calling the same number and on the SEC’s website at www.sec.gov, and on the Fund's website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Fund’s first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC's website at www.sec.gov, and on the Fund's website at www.ssga.com. The Fund’s schedules of investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to June 30, 2021, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR Blackstone Senior Loan ETF, a series of SSGA Active Trust (the “Fund”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Fund under the Agreement, (ii) investment performance of the Fund, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Fund grows.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of the Fund in accordance with the Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Fund as exchange-traded fund and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Fund. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring the Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds and overseeing third party sub-advisers.
Investment Performance
The Board then reviewed the Fund’s performance. The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-, 3- and 5-year, and since inception periods.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Fund to the Adviser, including data on the Fund’s historical profitability to the Adviser. The Board, including the Independent Trustees with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as the Fund’s assets grow in size. The Board noted that the advisory fee rate for the Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Fund by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Fund from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for the Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Fund were appropriate; (b) the performance of the Fund had been satisfactory; (c) the Adviser’s unitary fee for the Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust’s relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Fund by way of the relatively low fee structure of the Trust.
54

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Approval of Blackstone Liquid Credit Strategies LLC (“Blackstone Credit”) Sub-Advisory Agreement
At meetings held prior to June 30, 2021, the Board also evaluated proposals to continue the Sub-Advisory Agreement (the “Blackstone Credit Sub-Advisory Agreement”) between the Adviser and Blackstone Liquid Credit Strategies LLC (“Blackstone Credit”) with respect to the Fund. The Independent Trustees also met separately to consider the Blackstone Credit Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Blackstone Credit Sub-Advisory Agreement, the Board requested, and Blackstone Credit and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Blackstone Credit Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by Blackstone Credit with respect to the Fund under the Blackstone Credit Sub-Advisory Agreement and (ii) investment performance of the Fund. The Board was informed of the portion of the current advisory fee that the Adviser would pay to Blackstone Credit under the Blackstone Credit Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.
The Board considered the background and experience of Blackstone Credit’s senior management and, in particular, Blackstone Credit’s experience in investing in senior loan securities. The Board reviewed the Fund’s performance, noting that the performance of the Fund was satisfactory. The Board also considered the unitary fee paid to the Adviser by the Fund and Blackstone Credit’s fees paid by the Adviser. The Board also considered whether Blackstone Credit benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Blackstone Credit Sub-Advisory Agreement between Blackstone Credit and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Blackstone Credit Sub-Advisory Agreement for the Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by Blackstone Credit with respect to the Blackstone Senior Loan ETF were appropriate; (b) the performance of the Blackstone Senior Loan ETF had been satisfactory; (c) Blackstone Credit’s fees for the Blackstone Senior
55

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Loan ETF and the unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to Blackstone Credit were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to Blackstone Credit adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.
56

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	126	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	126	Principal Financial
Group (Director);
Bain Capital Specialty
Finance (Director);
Putnam Acquisition
Financing Inc.
(Director);
Putnam Acquisition
Financing LLC
(Director); Putnam
GP Inc. (Director);
Putnam Investor
Services, Inc.
(Director);
University
of Notre Dame
					(Trustee).
57

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (February 2007- April 2017).	126	Rydex Series Funds (Trustee);
Rydex Dynamic Funds (Trustee);
Rydex Variable Trust (Trustee);
Guggenheim Funds Trust (Trustee);
Guggenheim Variable Funds Trust (Trustee);
Guggenheim Strategy Funds Trust (Trustee);
Transparent Value Trust (Trustee);
Fiduciary/Claymore Energy Infrastructure
Fund (Trustee);
Guggenheim Taxable Municipal
Managed Duration
Trust (Trustee);
Guggenheim Strategic
Opportunities Fund (Trustee);
Guggenheim Enhanced,
Equity Income Fund (Trustee);
Guggenheim Credit Allocation Fund (Trustee);
					Guggenheim Energy & Income Fund (Trustee).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	126	The Motley Fool Funds Trust (Trustee).
58

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 - March 2020); Retired Executive Vice President, State Street Global Advisors (2012 - March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - March 2020); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	137	SSGA SPDR ETFs
Europe I plc (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
plc (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

59

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present)*; President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 -present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
60

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.
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SSGA Active Trust
Trustees
Dwight D. Churchill
Clare S. Richer
James E. Ross
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit www.ssga.com today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
SSGA Funds Management has retained Blackstone Liquid Credit Strategies LLC as the sub-advisor. State Street Global Advisors Funds Distributors, LLC is not affiliated with Blackstone Liquid Credit Strategies LLC.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit www.ssga.com. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.ssga.com. Please read the prospectus carefully before you invest.
© 2021 State Street Corporation -All Rights Reserved
SPDRGSOAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Dwight Churchill, Clare Richer, Sandra Sponem and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2021 and June 30, 2020, the aggregate audit fees billed for professional services rendered by the principal accountant were $265,133 and $273,506, respectively. Audit fees include the performance of the annual audits and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2021 and June 30, 2020, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2021 and June 30, 2020, the aggregate tax fees billed for professional services rendered by the principal accountant were $29,725 and $138,894, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2021 and June 30, 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit, audit-related or permissible non-audit services, either:

(a)

The Audit Committee shall pre-approve all audit, audit-related and permissible non-audit services provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

(b)

The engagement to render the audit, audit-related or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(c)

Pre-Approval for a service provided to the Trust other than audit or audit-related services is not required if: (1) the aggregate amount of all such permissible non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(d)

The Audit Committee shall pre-approve any permissible non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any permissible non-audit services that need to be pre-approved.

Notwithstanding the above, Pre-Approval for any permissible non-audit services under this Sub-section is not required if: (1) the aggregate amount of all such permissible non-audit services constitutes not more than five percent (5%) of the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person) during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2021 (in millions)		FY 2020 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.4		$15.2
Tax Fees	$4.4		$5.8
All Other Fees	$14.5		$14.2

(1)	Information is for the calendar years 2021 and 2020, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s Audit Committee are Dwight Churchill, Clare Richer, Sandra Sponem and Carl Verboncoeur.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics referred to in Item 2.

(a)(2)	Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3)	Not applicable to the registrant.

(a)(4)	Not applicable.

(b)

A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

ii

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA Active Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: September 8, 2021

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date: September 8, 2021